UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:              811-22696

Victory Portfolios II

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1.	Reports to Stockholders.

June 30, 2020

Annual Report

Victory US 500 Enhanced Volatility Wtd Index Fund

Victory Market Neutral Income Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory
Portfolios II

Shareholder Letter (Unaudited)	2
Fund Review and Commentary (Unaudited)	4
Financial Statements
Victory US 500 Enhanced Volatility Wtd Index Fund
Schedule of Portfolio Investments	8-19
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39-40
Financial Highlights	42-43
Victory Market Neutral Income Fund
Schedule of Portfolio Investments	20-36
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39-40
Financial Highlights	44-45
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	59
Supplemental Information (Unaudited)	60
Trustee and Officer Information	60
Proxy Voting and Portfolio Holdings Information	63
Expense Examples	63
Additional Federal Income Tax Information	65
Liquidity Risk Management Program	66
Privacy Policy (inside back cover)

The Victory Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. Not long ago, we were marveling at the longest-ever bull market in equities. Although the current market environment appears constructive and relatively calm (as of this writing), what has transpired over the past year has been nothing short of astounding.

In fact, the annual period ended June 30, 2020, has been the most unusual period for investors since the Global Financial Crisis or, perhaps, the Great Depression. We entered this year with mundane concerns of interest rates and global trade talks, but that all changed quickly in early 2020. The spread of COVID-19 throughout the United States was an unprecedented event that rendered virtually any economic forecast unreliable. In March, and seemingly overnight, the sentiment pendulum swung from risk-on to risk-off.

The global economy came to an all-stop and equities sold off sharply. Meanwhile, liquidity evaporated in many segments of the fixed-income market, especially higher-yielding credits and anything perceived to be higher risk, which caused credit spreads to widen and depressed prices.

Fortunately, the U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — slashing interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets.

The U.S. government also stepped up to provide $2 trillion of fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which aims help toward corporations, small businesses, and individuals that have been affected by the abrupt economic stoppage.

All those steps ended the market's freefall, spurred a significant rally in equities, and helped tighten credit spreads across much of the fixed-income universe. In fact, by June 30, 2020, sentiment was nothing less than bullish and the broad market indexes had largely recovered losses from the first quarter. Through all this turmoil and volatility, the S&P 500® Index managed to deliver an annual return of approximately 7.5% for the 12-month period ended June 30, 2020. Meanwhile, the yield on 10-year U.S. Treasuries declined 144 basis points, reflecting both the Fed intervention and the uncertainties, ending June 30 at approximately 0.66%.

Looking ahead, the economy and markets remain unpredictable. For equities, investors should expect continued bouts of elevated volatility, which will likely be driven by reports on the virus, a possible vaccine, and the economic data. On the whole, however, we believe the tenor of the market is much improved from the depths of the crisis even as earnings estimates remain vague at best.

Credit markets, too, remain unpredictable, though they have stabilized markedly. A wide range of outcomes are conceivable over the next year, but continued monetary intervention and fiscal stimulus, coupled with a regional approach to economic shutdowns, may well prevent credit spreads from returning to the elevated levels of March.

2

Regardless, whatever is in store for markets, the investment philosophies and resolve of Victory Capital's various independent investment franchises remain steadfast. We believe that our collective investment talent and their actively managed portfolios will be able to manage risks and excel in an environment that often creates short-term pricing dislocations that benefit astute investors.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

3

Victory Equity Long/Cash Funds

Victory US 500 Enhanced Volatility Wtd Index Fund

Portfolio Review
June 30, 2020 (Unaudited)

Portfolio Holdings:

(As a Percentage of Total Investments)

Victory US 500 Enhanced Volatility Wtd Index Fund (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned 6.71% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020. The Index returned 7.92% and the S&P 500® Index, a market cap-based index against which the performance of the Fund is also measured, returned 7.51% during the period. The difference in performance of the Fund and the Index was primarily due to the Fund's fees and expenses. Neither the Index nor the S&P 500® Index are investable products; therefore, fees and expenses do not apply.

The Index moves from equities to U.S. Treasury bills ("T-Bills") during periods of significant market decline ("Long/Cash" feature). The Long/Cash feature of the Index triggered and allocated to a 75% T-Bill position on March 2, 2020. The Index held that T-Bill position until April 1, 2020, at which time the T-Bill position went to 50% and has held that position through the end of the reporting period. Due to the large market downturn, which occurred while the Index held the T-Bill position, the Long/Cash trigger was the key driver of the Fund's outperformance (before fees) versus the S&P 500® Index for the fiscal year.

Additionally, underweights to the Energy and Financials sectors contributed to the Fund's performance relative to the S&P 500® Index, while its underweight positions in Information Technology and Consumer Discretionary detracted from the Fund's performance.

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class I
INCEPTION DATE	11/19/12		11/19/12		11/19/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	NASDAQ Victory US Large Cap 500 Long/ Cash Volatility Weighted Index[1]	S&P 500® Index[2]
One Year	6.71%	0.58%	5.96%	5.02%	6.97%	7.92%	7.51%
Three Year	6.37%	4.29%	5.54%	5.54%	6.60%	7.48%	10.73%
Five Year	7.89%	6.62%	7.08%	7.08%	8.15%	9.01%	10.73%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	11.09%	10.23%	10.25%	10.25%	11.35%	N/A	N/A
Expense Ratios
Gross	1.25%		2.00%		1.00%
With Applicable Waivers	0.99%		1.74%		0.74%

4

Victory Equity Long/Cash Funds

Victory US 500 Enhanced Volatility Wtd Index Fund (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory US 500 Enhanced Volatility Wtd Index Fund — Growth of $10,000

1Nasdaq Victory US Large Cap 500 Long/Short Cash Volatility Weighted Index is an unmanaged index whose strategy involves equity-oriented investing on both the long and short sides of the market. Index returns assume reinvestment of dividends. Investors may not invest in the index directly. Unlike the Fund's returns, the index returns do not reflect any fees or expenses.

2The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

Victory Bond Replacement Funds

Victory Market Neutral Income Fund

Portfolio Review
June 30, 2020 (Unaudited)

Portfolio Holdings:

(As a Percentage of Total Investments)

Victory Market Neutral Income Fund (the "Fund") seeks to provide investment results that achieve high current income.

The Fund returned 5.31% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, outperforming its benchmark, the FTSE 3-Month U.S. Treasury Bill Index (the "Index"), which returned 1.56%.

The Fund pursues its investment objective by engaging in a multi-strategy approach utilizing several distinct strategies. Four of those strategies involve buying the stocks of the Nasdaq Victory High Dividend Indexes and shorting a beta-adjusted equivalent amount of high correlating equity index futures against them. Together, these strategies are referred to as the "spread" strategies and cover the U.S. large cap, U.S. small cap, international developed, and emerging market asset classes in approximately equal dollar amounts.

The Fund's remaining strategy is designed to diversify its investments and its market risk exposure. This consists of holding a long position in Nasdaq-100® Index futures and a short position in a beta-adjusted equivalent amount of S&P 500® Index futures (the Nasdaq/S&P strategy).

The Fund's use of derivative strategies to hedge market risk and produce a steady stream of income can produce offsetting gains or losses depending on the market environment. During the fiscal year, the spread strategies collectively detracted from the Fund's performance, but were more than offset by gains in the Nasdaq/S&P strategy.

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class I
INCEPTION DATE	11/19/12		11/19/12		11/19/12
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	FTSE 3-Month U.S. Treasury Bill Index[1]
One Year	5.31%	–0.74%	4.59%	3.59%	5.79%	1.56%
Three Year	4.21%	2.19%	3.46%	3.46%	4.54%	1.72%
Five Year	3.99%	2.77%	3.23%	3.23%	4.30%	1.15%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	2.24%	1.44%	1.47%	1.47%	2.55%	N/A
Expense Ratios
Gross	1.03%		2.56%		1.05%
With Applicable Waivers	0.75%		1.50%		0.40%

6

Victory Bond Replacement Funds

Victory Market Neutral Income Fund (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Market Neutral Income Fund — Growth of $10,000

1The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index which measures monthly return equivalents of yield averages that are not marked to market and consists of the last three three-month U.S. Treasury Bill issues. Index assumes reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund's returns, the index returns do not reflect any fees or expenses.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (53.6%)
Communication Services (2.4%):
Activision Blizzard, Inc.	1,088	$82,579
Alphabet, Inc., Class A (a)	56	79,411
AT&T, Inc.	2,757	83,344
Cable One, Inc.	49	86,968
Charter Communications, Inc., Class A (a)	192	97,927
Comcast Corp., Class A	2,103	81,975
Discovery, Inc., Class A (a) (b)	2,231	47,074
DISH Network Corp., Class A (a)	1,658	57,218
Electronic Arts, Inc. (a)	717	94,680
Facebook, Inc., Class A (a)	362	82,200
Fox Corp., Class A	2,278	61,096
GCI Liberty, Inc., Class A (a)	1,240	88,189
Netflix, Inc. (a)	139	63,251
Omnicom Group, Inc. (b)	1,343	73,328
Sirius XM Holdings, Inc. (b)	15,079	88,513
Take-Two Interactive Software, Inc. (a)	535	74,670
The New York Times Co., Class A	1,411	59,304
The Walt Disney Co.	634	70,697
T-Mobile U.S., Inc. (a)	780	81,237
Twitter, Inc. (a)	1,222	36,403
Verizon Communications, Inc.	2,237	123,326
		1,613,390
Consumer Discretionary (5.8%):
Advance Auto Parts, Inc.	478	68,091
Amazon.com, Inc. (a)	43	118,629
Aptiv PLC	715	55,713
Aramark	1,959	44,215
AutoZone, Inc. (a)	83	93,634
Best Buy Co., Inc.	671	58,558
Booking Holdings, Inc. (a)	42	66,878
BorgWarner, Inc.	1,673	59,057
Bright Horizons Family Solutions, Inc. (a)	541	63,405
Burlington Stores, Inc. (a)	243	47,854
CarMax, Inc. (a) (b)	778	69,670
Chipotle Mexican Grill, Inc. (a)	84	88,398
Columbia Sportswear Co.	871	70,185
D.R. Horton, Inc.	1,355	75,135
Darden Restaurants, Inc.	754	57,131
Dollar General Corp.	544	103,638
Dollar Tree, Inc. (a)	707	65,525
Domino's Pizza, Inc.	128	47,288
Dunkin' Brands Group, Inc.	1,335	87,082
eBay, Inc.	1,877	98,449
Etsy, Inc. (a)	639	67,881
Garmin Ltd.	873	85,118
Gentex Corp.	2,634	67,877
Genuine Parts Co.	948	82,438

See notes to financial statements.

8

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Hasbro, Inc.	640	$47,968
Hilton Worldwide Holdings, Inc.	794	58,319
Hyatt Hotels Corp., Class A (b)	979	49,234
Kohl's Corp.	1,024	21,268
Las Vegas Sands Corp.	1,014	46,178
Lear Corp.	480	52,330
Lennar Corp., Class A	1,161	71,541
Levi Strauss & Co., Class A (b)	2,856	38,270
LKQ Corp. (a)	2,035	53,317
Lowe's Cos., Inc.	663	89,585
Marriott International, Inc., Class A	552	47,323
McDonald's Corp.	528	97,399
Mohawk Industries, Inc. (a)	398	40,500
Nike, Inc., Class B	897	87,951
Norwegian Cruise Line Holdings Ltd. (a)	1,418	23,298
NVR, Inc. (a)	18	58,658
O'Reilly Automotive, Inc. (a)	212	89,394
Planet Fitness, Inc., Class A (a)	805	48,759
Pool Corp.	364	98,961
PulteGroup, Inc.	1,712	58,259
Ralph Lauren Corp.	440	31,909
Ross Stores, Inc.	734	62,566
Royal Caribbean Cruises Ltd. (b)	657	33,047
Service Corp. International	2,092	81,358
Starbucks Corp.	1,031	75,871
Tapestry, Inc.	1,627	21,607
Target Corp.	467	56,007
The Home Depot, Inc.	413	103,461
The TJX Cos., Inc.	1,242	62,796
Tractor Supply Co.	818	107,803
Ulta Beauty, Inc. (a)	142	28,886
VF Corp.	887	54,054
Whirlpool Corp. (b)	470	60,879
Yum China Holdings, Inc.	1,251	60,136
Yum! Brands, Inc.	1,036	90,038
		3,850,779
Consumer Staples (4.0%):
Archer-Daniels-Midland Co.	2,113	84,309
Brown-Forman Corp., Class B	1,455	92,625
Campbell Soup Co.	2,233	110,824
Casey's General Stores, Inc.	492	73,564
Church & Dwight Co., Inc.	1,307	101,031
Colgate-Palmolive Co.	1,317	96,483
Conagra Brands, Inc.	1,722	60,563
Costco Wholesale Corp.	355	107,640
General Mills, Inc.	1,915	118,059
Hormel Foods Corp. (b)	2,233	107,787
Ingredion, Inc.	863	71,629
Kellogg Co.	1,233	81,452
Kimberly-Clark Corp.	702	99,228

See notes to financial statements.

9

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Lamb Weston Holdings, Inc.	808	$51,655
McCormick & Co., Inc.	598	107,287
Mondelez International, Inc., Class A	1,791	91,574
Monster Beverage Corp. (a)	1,281	88,799
PepsiCo, Inc.	880	116,389
Philip Morris International, Inc.	843	59,061
Sysco Corp.	1,488	81,334
The Clorox Co.	601	131,842
The Coca-Cola Co.	1,952	87,215
The Estee Lauder Cos., Inc., Class A	346	65,283
The Hershey Co.	625	81,013
The J.M. Smucker Co.	807	85,389
The Kraft Heinz Co.	2,233	71,210
The Kroger Co.	2,223	75,249
Tyson Foods, Inc., Class A	932	55,650
U.S. Foods Holding Corp. (a)	2,417	47,663
Walgreens Boots Alliance, Inc.	1,473	62,440
Walmart, Inc.	1,066	127,685
		2,691,932
Energy (0.9%):
Cabot Oil & Gas Corp.	3,632	62,398
ConocoPhillips	1,128	47,399
Continental Resources, Inc.	1,620	28,399
EOG Resources, Inc.	740	37,488
Exxon Mobil Corp.	1,483	66,320
HollyFrontier Corp.	1,460	42,632
Kinder Morgan, Inc.	4,976	75,485
ONEOK, Inc.	1,218	40,462
Phillips 66	923	66,364
The Williams Cos., Inc.	3,853	73,284
Valero Energy Corp.	850	49,997
		590,228
Financials (9.0%):
Aflac, Inc.	2,146	77,320
Alleghany Corp.	123	60,164
Ally Financial, Inc.	2,305	45,708
American Express Co.	749	71,305
American Financial Group, Inc.	1,039	65,935
American International Group, Inc.	1,734	54,066
Ameriprise Financial, Inc.	426	63,917
Arch Capital Group Ltd. (a)	2,198	62,973
Ares Management Corp., Class A	1,611	63,957
Arthur J. Gallagher & Co.	1,031	100,513
Athene Holding Ltd., Class A (a)	1,625	50,684
Bank of America Corp.	2,593	61,584
Berkshire Hathaway, Inc., Class B (a)	581	103,714
BlackRock, Inc., Class A	165	89,775
Brown & Brown, Inc.	2,027	82,621
Capital One Financial Corp.	798	49,947

See notes to financial statements.

10

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Cboe Global Markets, Inc.	722	$67,348
Chubb Ltd.	593	75,086
Cincinnati Financial Corp.	926	59,292
Citigroup, Inc.	1,093	55,852
Citizens Financial Group, Inc.	2,043	51,565
CME Group, Inc.	390	63,391
Comerica, Inc.	1,184	45,110
Commerce Bancshares, Inc., Class C	1,523	90,574
Credit Acceptance Corp. (a) (b)	171	71,651
Discover Financial Services	979	49,038
East West Bancorp, Inc.	1,287	46,641
Erie Indemnity Co., Class A	414	79,447
Everest Re Group Ltd. (b)	380	78,356
FactSet Research Systems, Inc.	271	89,015
Fidelity National Financial, Inc.	2,578	79,041
Fifth Third Bancorp	2,805	54,080
First American Financial Corp.	1,637	78,609
First Republic Bank	761	80,658
Franklin Resources, Inc. (b)	2,825	59,240
Globe Life, Inc.	1,028	76,308
Huntington Bancshares, Inc.	6,059	54,743
Intercontinental Exchange, Inc.	958	87,753
Invesco Ltd.	4,011	43,158
Jefferies Financial Group, Inc.	3,150	48,983
JPMorgan Chase & Co.	724	68,099
KeyCorp	4,054	49,378
KKR & Co., Inc.	2,153	66,485
Loews Corp.	1,873	64,225
LPL Financial Holdings, Inc.	773	60,603
M&T Bank Corp.	511	53,129
Markel Corp. (a)	83	76,623
MarketAxess Holdings, Inc.	160	80,147
Marsh & McLennan Cos., Inc.	932	100,069
MetLife, Inc.	1,889	68,986
Moody's Corp.	317	87,089
Morgan Stanley	1,552	74,962
Morningstar, Inc.	570	80,353
MSCI, Inc.	214	71,437
Nasdaq, Inc.	814	97,249
Northern Trust Corp. (b)	781	61,965
Old Republic International Corp.	4,373	71,324
People's United Financial, Inc.	5,351	61,911
Principal Financial Group, Inc. (b)	1,510	62,725
Prosperity Bancshares, Inc.	1,122	66,624
Prudential Financial, Inc.	895	54,506
Raymond James Financial, Inc.	818	56,303
Regions Financial Corp.	4,890	54,377
Reinsurance Group of America, Inc.	667	52,319
RenaissanceRe Holdings Ltd.	500	85,515
S&P Global, Inc.	296	97,525

See notes to financial statements.

11

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Santander Consumer USA Holdings, Inc. (b)	2,824	$51,990
SEI Investments Co.	1,328	73,013
Signature Bank	603	64,473
State Street Corp.	854	54,272
SVB Financial Group (a)	228	49,141
Synchrony Financial	2,477	54,890
T. Rowe Price Group, Inc.	649	80,152
TCF Financial Corp.	1,812	53,309
The Allstate Corp.	862	83,605
The Bank of New York Mellon Corp.	1,805	69,763
The Blackstone Group, Inc., Class A (b)	1,187	67,255
The Charles Schwab Corp.	1,319	44,503
The Goldman Sachs Group, Inc.	388	76,677
The Hartford Financial Services Group, Inc.	1,867	71,973
The PNC Financial Services Group, Inc.	632	66,493
The Progressive Corp.	999	80,030
The Travelers Cos., Inc.	727	82,914
Tradeweb Markets, Inc., Class A	1,197	69,594
Truist Financial Corp.	1,684	63,234
U.S. Bancorp	1,989	73,235
Voya Financial, Inc.	1,331	62,091
W.R. Berkley Corp.	1,274	72,987
Wells Fargo & Co.	1,917	49,075
Zions Bancorp NA	1,639	55,726
		6,083,445
Health Care (7.4%):
Abbott Laboratories	1,164	106,425
AbbVie, Inc.	678	66,566
ABIOMED, Inc. (a)	204	49,278
Agilent Technologies, Inc.	1,013	89,519
Alexion Pharmaceuticals, Inc. (a)	487	54,661
Align Technology, Inc. (a) (b)	164	45,008
Amedisys, Inc. (a)	332	65,915
AmerisourceBergen Corp.	741	74,671
Amgen, Inc.	374	88,212
Anthem, Inc.	232	61,011
Baxter International, Inc.	937	80,676
Biogen, Inc. (a)	128	34,246
Bio-Techne Corp.	398	105,100
Boston Scientific Corp. (a)	1,920	67,411
Bruker Corp.	1,302	52,965
Centene Corp. (a)	929	59,038
Cerner Corp.	1,302	89,252
Charles River Laboratories International, Inc. (a)	432	75,319
Chemed Corp.	203	91,567
Cigna Corp.	298	55,920
CVS Health Corp.	1,168	75,885
Danaher Corp.	583	103,092
DaVita, Inc. (a)	744	58,880
DENTSPLY SIRONA, Inc.	1,744	76,841

See notes to financial statements.

12

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Edwards Lifesciences Corp. (a)	953	$65,862
Eli Lilly & Co.	655	107,538
Encompass Health Corp.	883	54,684
Exelixis, Inc. (a)	2,310	54,839
HCA Healthcare, Inc.	518	50,277
Henry Schein, Inc. (a)	1,282	74,856
Hill-Rom Holdings, Inc.	896	98,363
Humana, Inc.	182	70,571
IDEXX Laboratories, Inc. (a)	261	86,172
Illumina, Inc. (a)	192	71,107
Incyte Corp. (a)	744	77,354
Insulet Corp. (a)	219	42,543
Intuitive Surgical, Inc. (a)	129	73,508
IQVIA Holdings, Inc. (a)	527	74,771
Jazz Pharmaceuticals PLC (a)	569	62,783
Johnson & Johnson	734	103,222
Laboratory Corp. of America Holdings (a)	527	87,540
Masimo Corp. (a)	474	108,066
Medtronic PLC	1,012	92,800
Merck & Co., Inc.	1,178	91,095
Mettler-Toledo International, Inc. (a)	103	82,972
Molina Healthcare, Inc. (a)	386	68,700
Penumbra, Inc. (a)	297	53,110
PerkinElmer, Inc.	848	83,180
PRA Health Sciences, Inc. (a)	676	65,768
Quest Diagnostics, Inc.	981	111,794
Regeneron Pharmaceuticals, Inc. (a)	128	79,827
ResMed, Inc.	441	84,672
Stryker Corp.	445	80,185
Teleflex, Inc.	222	80,804
The Cooper Cos., Inc.	285	80,837
Thermo Fisher Scientific, Inc.	259	93,846
UnitedHealth Group, Inc.	248	73,148
Universal Health Services, Inc., Class B	593	55,084
Varian Medical Systems, Inc. (a)	530	64,936
Veeva Systems, Inc., Class A (a)	380	89,080
Vertex Pharmaceuticals, Inc. (a)	308	89,416
Waters Corp. (a)	403	72,701
West Pharmaceutical Services, Inc.	515	116,992
Zimmer Biomet Holdings, Inc.	558	66,603
Zoetis, Inc.	623	85,376
		4,954,440
Industrials (8.3%):
3M Co.	487	75,967
Alaska Air Group, Inc.	1,324	48,008
Allegion PLC	703	71,861
AMERCO, Inc.	209	63,158
American Airlines Group, Inc. (b)	2,234	29,198
AMETEK, Inc.	1,006	89,907
AO Smith Corp.	1,723	81,188

See notes to financial statements.

13

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
C.H. Robinson Worldwide, Inc.	883	$69,810
Carlisle Cos., Inc.	507	60,673
Caterpillar, Inc.	552	69,828
Cintas Corp.	287	76,445
Copart, Inc. (a)	953	79,356
CoStar Group, Inc. (a)	92	65,382
CSX Corp.	1,033	72,041
Cummins, Inc.	476	82,472
Deere & Co.	423	66,474
Delta Air Lines, Inc.	1,567	43,954
Donaldson Co., Inc.	1,601	74,479
Dover Corp.	745	71,937
Eaton Corp. PLC	792	69,284
Emerson Electric Co.	1,147	71,148
Enphase Energy, Inc. (a) (b)	385	18,314
Expeditors International of Washington, Inc.	1,077	81,895
Fastenal Co.	1,574	67,430
Fortive Corp.	1,070	72,396
Fortune Brands Home & Security, Inc.	1,124	71,857
Generac Holdings, Inc. (a)	528	64,379
General Dynamics Corp.	574	85,790
Graco, Inc.	1,551	74,432
HD Supply Holdings, Inc. (a)	2,218	76,854
HEICO Corp.	574	57,199
Honeywell International, Inc.	534	77,211
Hubbell, Inc.	625	78,350
Huntington Ingalls Industries, Inc.	340	59,327
IDEX Corp.	571	90,242
Illinois Tool Works, Inc.	457	79,906
Ingersoll Rand, Inc. (a)	1,762	49,547
J.B. Hunt Transport Services, Inc.	700	84,238
Kansas City Southern	484	72,256
Knight-Swift Transportation Holdings, Inc.	1,542	64,317
L3Harris Technologies, Inc.	389	66,002
Lennox International, Inc.	332	77,353
Lockheed Martin Corp.	268	97,798
Masco Corp.	1,670	83,850
Nordson Corp.	511	96,943
Norfolk Southern Corp.	370	64,961
Old Dominion Freight Line, Inc.	546	92,597
Owens Corning, Inc.	1,068	59,552
PACCAR, Inc.	1,098	82,185
Parker-Hannifin Corp.	327	59,929
Quanta Services, Inc.	1,761	69,084
Raytheon Technologies Corp.	669	41,224
Republic Services, Inc.	1,319	108,224
Robert Half International, Inc.	1,383	73,064
Rockwell Automation, Inc.	329	70,077
Rollins, Inc.	1,977	83,805
Roper Technologies, Inc.	250	97,065

See notes to financial statements.

14

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Snap-on, Inc.	562	$77,843
Southwest Airlines Co.	1,645	56,227
Spirit AeroSystems Holdings, Inc., Class A	1,049	25,113
Stanley Black & Decker, Inc.	401	55,891
Teledyne Technologies, Inc. (a)	233	72,451
Textron, Inc.	1,351	44,461
The Middleby Corp. (a)	595	46,969
The Toro Co.	1,264	83,854
Trane Technologies PLC	882	78,480
TransDigm Group, Inc.	112	49,510
TransUnion	846	73,636
Trex Co., Inc. (a) (b)	486	63,214
Union Pacific Corp.	431	72,869
United Airlines Holdings, Inc. (a)	1,028	35,579
United Rentals, Inc. (a)	341	50,823
Verisk Analytics, Inc.	653	111,140
W.W. Grainger, Inc.	235	73,828
Waste Management, Inc.	959	101,568
Watsco, Inc.	611	108,574
Woodward, Inc.	720	55,836
XPO Logistics, Inc. (a)	551	42,565
Xylem, Inc.	908	58,984
		5,521,638
Information Technology (9.0%):
Accenture PLC, Class A	513	110,150
Adobe, Inc. (a)	214	93,156
Advanced Micro Devices, Inc. (a)	835	43,929
Akamai Technologies, Inc. (a)	880	94,239
Amphenol Corp., Class A	854	81,821
Analog Devices, Inc.	552	67,697
ANSYS, Inc. (a)	270	78,767
Apple, Inc.	251	91,564
Applied Materials, Inc.	844	51,020
Arista Networks, Inc. (a)	214	44,946
Aspen Technology, Inc. (a)	470	48,697
Automatic Data Processing, Inc.	561	83,527
Black Knight, Inc. (a)	1,276	92,587
Booz Allen Hamilton Holding Corp.	1,094	85,102
Broadcom, Inc.	218	68,803
Broadridge Financial Solutions, Inc.	737	93,002
CACI International, Inc., Class A (a)	301	65,281
Cadence Design Systems, Inc. (a)	939	90,106
CDW Corp.	559	64,945
Ciena Corp. (a)	1,229	66,563
Cisco Systems, Inc.	1,631	76,070
Citrix Systems, Inc.	896	132,527
Cognex Corp.	1,093	65,274
Cognizant Technology Solutions Corp., Class A	1,273	72,332
Corning, Inc.	2,609	67,573
Dell Technologies, Inc., Class C (a)	1,208	66,368

See notes to financial statements.

15

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Dolby Laboratories, Inc., Class A	1,064	$70,086
Entegris, Inc.	1,103	65,132
EPAM Systems, Inc. (a)	258	65,019
Euronet Worldwide, Inc. (a)	528	50,593
F5 Networks, Inc. (a)	545	76,017
Fair Isaac Corp. (a)	144	60,198
Fiserv, Inc. (a)	708	69,115
FleetCor Technologies, Inc. (a)	254	63,889
FLIR Systems, Inc.	1,267	51,402
Fortinet, Inc. (a)	559	76,734
Gartner, Inc. (a)	426	51,687
Genpact Ltd.	2,027	74,026
Global Payments, Inc.	438	74,294
Intel Corp.	1,127	67,428
International Business Machines Corp.	602	72,704
Jack Henry & Associates, Inc.	591	108,761
Juniper Networks, Inc.	3,508	80,193
Keysight Technologies, Inc. (a)	529	53,313
KLA Corp.	331	64,373
Lam Research Corp.	164	53,047
Leidos Holdings, Inc.	663	62,103
Mastercard, Inc., Class A	252	74,516
Maxim Integrated Products, Inc.	1,152	69,823
Microchip Technology, Inc. (b)	564	59,395
Micron Technology, Inc. (a)	766	39,464
Microsoft Corp.	493	100,330
MKS Instruments, Inc.	412	46,655
Monolithic Power Systems, Inc.	342	81,055
Motorola Solutions, Inc.	496	69,504
NetApp, Inc.	958	42,506
NortonLifeLock, Inc.	1,526	30,261
NVIDIA Corp.	165	62,685
Oracle Corp.	1,607	88,819
Paychex, Inc.	1,244	94,233
Paycom Software, Inc. (a)	161	49,867
Paylocity Holding Corp. (a)	363	52,958
PayPal Holdings, Inc. (a)	605	105,409
Qorvo, Inc. (a)	444	49,075
QUALCOMM, Inc.	730	66,583
RealPage, Inc. (a)	847	55,063
Seagate Technology PLC	1,309	63,369
Skyworks Solutions, Inc.	518	66,231
SS&C Technologies Holdings, Inc.	935	52,809
SYNNEX Corp.	357	42,758
Synopsys, Inc. (a)	470	91,650
TE Connectivity Ltd.	932	76,005
Teradyne, Inc.	762	64,397
Texas Instruments, Inc.	549	69,707
The Trade Desk, Inc., Class A (a) (b)	113	45,935
The Western Union Co. (b)	3,308	71,519
Trimble, Inc. (a)	1,659	71,652

See notes to financial statements.

16

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Tyler Technologies, Inc. (a)	290	$100,595
Ubiquiti, Inc. (b)	239	41,720
Universal Display Corp.	261	39,051
VeriSign, Inc. (a)	425	87,903
Visa, Inc., Class A	456	88,086
VMware, Inc., Class A (a) (b)	407	63,028
WEX, Inc. (a)	306	50,493
Xerox Holdings Corp.	1,693	25,886
Xilinx, Inc.	589	57,952
Zebra Technologies Corp. (a)	214	54,773
Zoom Video Communications, Inc., Class A (a) (b)	328	83,161
		6,053,041
Materials (2.6%):
Air Products & Chemicals, Inc.	365	88,133
Albemarle Corp.	525	40,535
AptarGroup, Inc.	1,005	112,541
Axalta Coating Systems Ltd. (a)	2,504	56,465
Ball Corp.	960	66,710
Celanese Corp.	749	64,669
CF Industries Holdings, Inc.	1,573	44,264
Crown Holdings, Inc. (a)	979	63,762
Eastman Chemical Co.	940	65,462
Ecolab, Inc.	483	96,093
International Flavors & Fragrances, Inc. (b)	427	52,290
International Paper Co.	1,769	62,286
LyondellBasell Industries NV, Class A	791	51,985
Martin Marietta Materials, Inc.	331	68,375
Nucor Corp.	1,587	65,718
Packaging Corp. of America	814	81,237
PPG Industries, Inc.	818	86,757
Reliance Steel & Aluminum Co.	592	56,199
Royal Gold, Inc.	592	73,597
RPM International, Inc.	1,319	99,004
Steel Dynamics, Inc.	1,966	51,293
The Sherwin-Williams Co.	153	88,411
Vulcan Materials Co.	723	83,759
Westlake Chemical Corp.	819	43,939
Westrock Co.	1,552	43,860
		1,707,344
Real Estate (0.2%):
CBRE Group, Inc., Class A (a)	1,355	61,273
Jones Lang LaSalle, Inc.	442	45,729
		107,002
Utilities (4.0%):
Alliant Energy Corp.	2,222	106,300
Ameren Corp.	1,534	107,932
American Electric Power Co., Inc.	1,279	101,860
American Water Works Co., Inc.	858	110,391
Atmos Energy Corp.	1,106	110,135

See notes to financial statements.

17

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
CenterPoint Energy, Inc.	3,497	$65,289
CMS Energy Corp.	1,808	105,623
Consolidated Edison, Inc.	1,389	99,911
DTE Energy Co.	960	103,200
Duke Energy Corp.	1,339	106,973
Edison International	1,004	54,527
Entergy Corp.	993	93,153
Essential Utilities, Inc.	1,951	82,410
Evergy, Inc.	1,913	113,421
Eversource Energy	1,376	114,579
Exelon Corp.	2,269	82,342
MDU Resources Group, Inc.	3,717	82,443
NextEra Energy, Inc.	435	104,474
NRG Energy, Inc.	2,269	73,879
OGE Energy Corp.	2,918	88,590
Pinnacle West Capital Corp.	1,175	86,116
PPL Corp.	3,026	78,192
Public Service Enterprise Group, Inc.	2,213	108,792
Sempra Energy	778	91,205
The Southern Co.	1,729	89,649
Vistra Corp.	3,655	68,056
WEC Energy Group, Inc.	1,211	106,144
Xcel Energy, Inc.	1,737	108,563
		2,644,149
Total Common Stocks (Cost $27,576,786)		35,817,388
Rights (0.0%) (c)
Communication Services (0.0%): (c)
T-Mobile U.S., Inc. Expires 7/28/20 (a)780		131
Total Rights (Cost $—)		131
Investment Companies (46.2%)
BlackRock Liquidity Funds T-Fund, Institutional Class, 0.20% (d) (e)30,853,208		30,853,208
Total Investment Companies (Cost $30,853,208)		30,853,208
Collateral for Securities Loaned^ (2.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	24,248	24,248
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	733,868	733,868
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	168,617	168,617
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	96,487	96,487
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	433,826	433,826
Total Collateral for Securities Loaned (Cost $1,457,046)		1,457,046
Total Investments (Cost $59,887,040) — 102.0%		68,127,773
Liabilities in excess of other assets — (2.0)%		(1,314,707)
NET ASSETS — 100.00%		$66,813,066

See notes to financial statements.

18

Victory Portfolios II Victory US 500 Enhanced Volatility Wtd Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on June 30, 2020.

(e)  Represents an investment greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	4	9/18/20	$608,320	$618,040	$9,720
	Total unrealized appreciation				$9,720
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$9,720

See notes to financial statements.

19

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (76.5%)
Australia (2.3%):
Communication Services (0.2%):
Telstra Corp. Ltd.	196,387	$426,158
Financials (1.0%):
Australia & New Zealand Banking Group Ltd.	35,960	466,450
National Australia Bank Ltd.	33,502	424,425
Suncorp Group Ltd.	66,439	426,805
Westpac Banking Corp.	37,181	465,868
		1,783,548
Materials (0.9%):
BHP Group Ltd.	19,434	483,724
BHP Group PLC	18,445	377,379
Fortescue Metals Group Ltd.	35,595	345,942
Rio Tinto Ltd.	6,671	456,653
		1,663,698
Utilities (0.2%):
AGL Energy Ltd.	38,161	451,319
		4,324,723
Austria (0.2%):
Energy (0.2%):
OMV AG (a)	9,659	325,905
Bermuda (0.4%):
Financials (0.1%):
Invesco Ltd.	21,092	226,950
Industrials (0.3%):
Triton International Ltd.	14,289	432,099
		659,049
Brazil (0.3%):
Financials (0.2%):
BB Seguridade Participacoes SA	52,000	260,803
Industrials (0.1%):
CCR SA	79,900	213,079
		473,882
Canada (1.3%):
Communication Services (0.9%):
BCE, Inc. (b) (c)	14,226	593,397
Shaw Communications, Inc., Class B (b)	31,054	506,509
TELUS Corp. (b) (c)	32,714	548,768
		1,648,674

See notes to financial statements.

20

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Energy (0.4%):
Enbridge, Inc.	14,372	$437,068
Pembina Pipeline Corp.	17,105	427,688
		864,756
		2,513,430
Chile (0.4%):
Utilities (0.4%):
Aguas Andinas SA, Class A	882,442	299,056
Colbun SA	2,482,662	396,186
		695,242
China (3.3%):
Consumer Discretionary (0.2%):
Dongfeng Motor Group Co. Ltd., Class H	354,000	213,501
Fuyao Glass Industry Group Co. Ltd., Class H (a) (d)	110,800	265,293
		478,794
Energy (0.6%):
China Petroleum & Chemical Corp., Class H	936,000	391,501
China Shenhua Energy Co. Ltd., Class H	242,500	376,364
PetroChina Co. Ltd., Class H	1,062,000	355,132
		1,122,997
Financials (1.9%):
Agricultural Bank of China Ltd., Class H (b)	1,576,000	637,894
Bank of China Ltd., Class H (a) (b)	1,536,000	569,000
Bank of Communications Co. Ltd., Class H	703,000	435,289
China Cinda Asset Management Co. Ltd., Class H	1,658,000	327,062
China CITIC Bank Corp. Ltd., Class H	936,000	410,173
China Everbright Bank Co. Ltd., Class H	948,000	357,970
China Minsheng Banking Corp. Ltd., Class H	701,500	482,897
Chongqing Rural Commercial Bank Co. Ltd., Class H	987,000	390,345
		3,610,630
Industrials (0.2%):
China Communications Construction Co. Ltd., Class H	516,000	292,673
Materials (0.2%):
China Zhongwang Holdings Ltd.	734,800	139,030
Huaxin Cement Co. Ltd., Class B (a)	142,300	259,899
		398,929
Real Estate (0.2%):
Logan Group Co. Ltd.	168,000	300,159
		6,204,182
Colombia (0.1%):
Materials (0.1%):
Cementos Argos SA	249,474	225,904

See notes to financial statements.

21

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Czech Republic (0.6%):
Financials (0.2%):
Komercni Banka A/S (a)	18,083	$422,221
Utilities (0.4%):
CEZ A/S (b)	37,174	796,739
		1,218,960
Denmark (0.1%):
Financials (0.1%):
Danske Bank A/S (c)	19,657	262,811
Egypt (0.1%):
Industrials (0.1%):
Elsewedy Electric Co.	516,320	213,685
Finland (0.7%):
Financials (0.2%):
Sampo Oyj, Class A (c)	12,013	414,051
Materials (0.3%):
Stora Enso Oyj, Class R (c)	22,235	266,116
UPM-Kymmene Oyj	10,035	290,637
		556,753
Utilities (0.2%):
Fortum Oyj (c)	20,539	391,813
		1,362,617
France (1.4%):
Communication Services (0.4%):
Orange SA	39,900	477,083
Publicis Groupe SA (c)	7,844	254,791
		731,874
Energy (0.2%):
TOTAL SA (c)	10,446	402,748
Financials (0.5%):
BNP Paribas SA (a)	7,495	299,430
CNP Assurances (a)	23,994	278,270
Natixis SA (a)	71,137	187,611
Societe Generale SA (a)	11,102	185,607
		950,918
Industrials (0.2%):
Alstom SA	7,072	329,534
Utilities (0.1%):
Suez	26,271	308,753
		2,723,827

See notes to financial statements.

22

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Germany (0.9%):
Communication Services (0.3%):
Deutsche Telekom AG	35,782	$600,344
Consumer Discretionary (0.2%):
Bayerische Motoren Werke AG	6,329	404,014
Materials (0.4%):
Covestro AG (a) (d)	7,857	299,235
Evonik Industries AG	13,694	348,757
		647,992
		1,652,350
Hong Kong (0.9%):
Energy (0.2%):
CNOOC Ltd.	242,000	271,610
Industrials (0.2%):
CK Hutchison Holdings Ltd.	53,000	343,215
Real Estate (0.1%):
Swire Pacific Ltd., Class A	39,500	209,939
Utilities (0.4%):
CK Infrastructure Holdings Ltd.	71,000	367,027
Power Assets Holdings Ltd. (b)	85,000	464,458
		831,485
		1,656,249
India (0.4%):
Communication Services (0.1%):
Bharti Infratel Ltd.	58,924	173,207
Materials (0.1%):
Vedanta Ltd.	135,946	194,229
Utilities (0.2%):
Torrent Power Ltd.	72,166	305,340
		672,776
Indonesia (0.6%):
Communication Services (0.2%):
PT Telekomunikasi Indonesia (Persero) Tbk	1,737,900	374,245
Consumer Staples (0.1%):
PT Gudang Garam Tbk	70,500	234,684
Energy (0.3%):
PT Bukit Asam Tbk	1,616,700	232,256
PT United Tractors Tbk	238,300	278,753
		511,009
		1,119,938

See notes to financial statements.

23

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Ireland (0.4%):
Industrials (0.2%):
Eaton Corp. PLC	4,168	$364,617
Information Technology (0.2%):
Seagate Technology PLC	6,882	333,157
		697,774
Isle of Man (0.2%):
Real Estate (0.2%):
NEPI Rockcastle PLC	78,578	403,312
Italy (0.6%):
Energy (0.2%):
Snam SpA	80,885	394,294
Financials (0.3%):
Intesa Sanpaolo SpA	160,227	307,881
Poste Italiane SpA (d)	30,429	265,783
		573,664
Industrials (0.1%):
Atlantia SpA (a) (c)	12,118	195,996
		1,163,954
Japan (2.4%):
Communication Services (0.4%):
Softbank Corp.	55,400	706,239
Consumer Discretionary (0.4%):
Bridgestone Corp. (c)	14,900	480,971
Subaru Corp.	14,100	295,291
		776,262
Consumer Staples (0.3%):
Japan Tobacco, Inc.	28,800	534,970
Energy (0.1%):
ENEOS Holdings, Inc.	86,500	308,378
Industrials (1.0%):
Komatsu Ltd.	21,100	432,199
Marubeni Corp.	57,800	262,587
Mitsubishi Corp.	20,700	437,488
Mitsui & Co. Ltd.	27,700	410,477
Sumitomo Corp.	32,500	373,849
		1,916,600
Information Technology (0.2%):
Canon, Inc. (c)	18,200	363,104
		4,605,553
Korea, Republic Of (0.6%):
Consumer Staples (0.3%):
KT&G Corp.	8,076	527,436
See notes to financial statements.

24

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Financials (0.2%):
Hana Financial Group, Inc.	13,647	$310,378
Materials (0.1%):
POSCO	2,114	307,931
		1,145,745
Luxembourg (0.2%):
Communication Services (0.1%):
PLAY Communications SA (d)	32,564	251,602
Energy (0.1%):
Tenaris SA	30,929	200,979
		452,581
Macau (0.2%):
Consumer Discretionary (0.2%):
Sands China Ltd.	62,000	244,239
Wynn Macau Ltd.	124,400	215,769
		460,008
Malaysia (0.9%):
Financials (0.4%):
Malayan Banking Bhd (b)	465,200	817,880
Industrials (0.3%):
Sime Darby Bhd	946,700	477,597
Materials (0.2%):
Petronas Chemicals Group Bhd	265,100	386,488
		1,681,965
Mexico (0.3%):
Industrials (0.1%):
Alfa SAB de CV, Class A	428,765	241,633
Materials (0.2%):
Grupo Mexico SAB de CV, Class B	115,291	268,070
		509,703
Netherlands (1.4%):
Communication Services (0.3%):
Koninklijke KPN NV	187,774	499,421
Consumer Staples (0.3%):
Koninklijke Ahold Delhaize NV	18,668	508,736
Energy (0.1%):
Core Laboratories NV (c)	9,239	187,737
Financials (0.4%):
ABN AMRO Bank NV (d)	21,148	181,977
ING Groep NV	35,890	250,165
NN Group NV	10,201	342,805
		774,947

See notes to financial statements.

25

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Industrials (0.2%):
Randstad NV	6,881	$307,658
Materials (0.1%):
LyondellBasell Industries NV, Class A	4,161	273,461
		2,551,960
Philippines (0.7%):
Communication Services (0.5%):
Globe Telecom, Inc.	10,050	417,798
PLDT, Inc.	17,615	438,687
		856,485
Industrials (0.1%):
DMCI Holdings, Inc.	2,168,000	179,178
Utilities (0.1%):
Manila Electric Co.	53,020	286,223
		1,321,886
Poland (1.0%):
Energy (0.6%):
Grupa Lotos SA	18,944	288,927
Polski Koncern Naftowy ORLEN SA	20,154	320,456
Polskie Gornictwo Naftowe i Gazownictwo SA	338,725	390,782
		1,000,165
Financials (0.4%):
Bank Pekao SA	17,541	240,480
Powszechny Zaklad Ubezpieczen SA	46,157	339,890
Santander Bank Polska SA (a)	4,652	207,815
		788,185
		1,788,350
Portugal (0.3%):
Utilities (0.3%):
Energias de Portugal SA	105,162	501,924
Russian Federation (1.7%):
Communication Services (0.3%):
Mobile TeleSystems PJSC	110,330	515,382
Consumer Staples (0.2%):
Magnit PJSC	8,054	457,083
Energy (0.2%):
Tatneft PJSC	41,907	327,855
Materials (0.9%):
Alrosa PJSC	343,470	312,423
MMC Norilsk Nickel PJSC	1,334	351,780
PhosAgro PJSC, GDR (b)	46,514	574,446
Severstal PJSC	37,481	456,444
		1,695,093

See notes to financial statements.

26

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.1%):
Federal Grid Co. Unified Energy System PJSC	98,650,000	$260,048
		3,255,461
Singapore (0.5%):
Consumer Discretionary (0.2%):
Jardine Cycle & Carriage Ltd.	21,700	316,748
Financials (0.3%):
DBS Group Holdings Ltd.	36,100	543,307
		860,055
South Africa (1.8%):
Communication Services (0.3%):
MTN Group Ltd.	77,963	238,887
Vodacom Group Ltd.	59,476	422,218
		661,105
Consumer Discretionary (0.2%):
Mr. Price Group Ltd.	26,535	219,525
The Foschini Group Ltd.	38,368	142,681
		362,206
Consumer Staples (0.4%):
AVI Ltd.	79,210	322,324
Tiger Brands Ltd.	36,329	373,988
		696,312
Energy (0.2%):
Exxaro Resources Ltd.	39,362	297,247
Financials (0.5%):
Absa Group Ltd.	38,739	191,339
Nedbank Group Ltd.	31,868	186,944
Old Mutual Ltd.	372,492	259,749
Standard Bank Group Ltd.	35,955	217,137
		855,169
Health Care (0.1%):
Netcare Ltd.	266,289	208,860
Materials (0.1%):
African Rainbow Minerals Ltd.	27,154	265,997
		3,346,896
Spain (0.7%):
Financials (0.1%):
CaixaBank SA	102,656	219,593
Industrials (0.2%):
ACS Actividades de Construccion y Servicios SA	10,847	278,733

See notes to financial statements.

27

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.4%):
Naturgy Energy Group SA	20,038	$374,057
Red Electrica Corp. SA	23,994	448,879
		822,936
		1,321,262
Sweden (1.0%):
Communication Services (0.3%):
Telia Co. AB	122,287	457,653
Consumer Discretionary (0.1%):
Hennes & Mauritz AB, Class B (c)	15,688	229,063
Energy (0.1%):
Lundin Energy AB (c)	9,375	228,879
Financials (0.3%):
Skandinaviska Enskilda Banken AB, Class A (a)	35,225	305,874
Swedbank AB, Class A (a) (c)	21,459	275,644
		581,518
Industrials (0.2%):
Volvo AB, Class B	21,314	335,485
		1,832,598
Switzerland (0.6%):
Financials (0.2%):
UBS Group AG, Registered Shares	33,099	382,363
Industrials (0.2%):
Adecco Group AG	7,474	352,384
Materials (0.2%):
LafargeHolcim Ltd.	10,738	473,199
		1,207,946
Taiwan (4.1%):
Consumer Discretionary (0.4%):
Formosa Taffeta Co. Ltd.	532,000	659,231
Industrials (0.5%):
Far Eastern New Century Corp.	564,000	535,798
Walsin Lihwa Corp.	908,000	450,607
		986,405
Information Technology (1.9%):
Compal Electronics, Inc. (b)	1,104,000	722,856
Inventec Corp.	663,000	566,196
Lite-On Technology Corp.	247,000	389,065
Nanya Technology Corp.	95,000	198,271
Powertech Technology, Inc. (b)	88,000	321,330

See notes to financial statements.

28

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Radiant Opto-Electronics Corp.	94,000	$380,734
Walsin Technology Corp.	30,000	183,401
WPG Holdings Ltd. (b)	538,000	718,067
Yageo Corp.	13,000	169,416
		3,649,336
Materials (1.3%):
Asia Cement Corp.	289,000	428,753
Formosa Chemicals & Fibre	204,000	525,597
Formosa Plastics Corp.	150,000	446,765
Nan Ya Plastics Corp. (b)	248,000	544,881
Taiwan Cement Corp. (b)	354,000	515,248
		2,461,244
		7,756,216
Thailand (1.4%):
Communication Services (0.4%):
Intouch Holdings PCL	194,500	355,949
Jasmine International PCL	1,080,100	125,643
Total Access Communication PCL	224,400	286,424
		768,016
Energy (0.4%):
PTT Exploration & Production PCL	105,100	315,985
PTT PCL	341,900	422,088
		738,073
Financials (0.1%):
The Siam Commercial Bank PCL	107,700	253,871
Materials (0.5%):
PTT Global Chemical PCL	204,800	309,384
The Siam Cement PCL	43,000	514,423
		823,807
		2,583,767
Turkey (0.6%):
Consumer Discretionary (0.3%):
Ford Otomotiv Sanayi A/S	27,065	281,263
Tofas Turk Otomobil Fabrikasi A/S	74,633	290,850
		572,113
Materials (0.1%):
Eregli Demir ve Celik Fabrikalari TAS (a)	250,844	314,696
Utilities (0.2%):
Enerjisa Enerji A/S (d)	255,777	321,393
		1,208,202

See notes to financial statements.

29

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
United Kingdom (3.0%):
Communication Services (0.2%):
BT Group PLC	173,999	$246,038
WPP PLC	29,049	226,438
		472,476
Consumer Discretionary (0.2%):
Barratt Developments PLC	27,246	167,430
Persimmon PLC	7,125	201,615
		369,045
Consumer Staples (0.3%):
British American Tobacco PLC	8,507	326,214
Imperial Brands PLC	14,079	267,973
		594,187
Energy (0.2%):
Royal Dutch Shell PLC, Class A	19,792	316,843
Financials (0.7%):
Admiral Group PLC	17,696	501,758
Aviva PLC	88,314	299,280
Legal & General Group PLC	92,829	253,033
Lloyds Banking Group PLC	456,416	176,038
		1,230,109
Health Care (0.3%):
GlaxoSmithKline PLC (b)	23,439	473,383
Industrials (0.0%): (e)
International Consolidated Airlines Group SA	35,110	96,823
Materials (0.7%):
Anglo American PLC	12,371	285,144
Antofagasta PLC	25,495	295,040
Mondi PLC	16,422	307,122
Rio Tinto PLC	7,122	400,736
		1,288,042
Utilities (0.4%):
National Grid PLC	38,901	474,530
United Utilities Group PLC	28,653	321,913
		796,443
		5,637,351
United States (37.9%):
Communication Services (1.4%):
AT&T, Inc.	14,497	438,244
John Wiley & Sons, Inc., Class A	15,297	596,583
Omnicom Group, Inc.	7,062	385,585
Telephone & Data Systems, Inc.	14,419	286,650
The Marcus Corp.	15,669	207,928
Verizon Communications, Inc.	11,761	648,384
		2,563,374

See notes to financial statements.

30

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Discretionary (5.0%):
Acushnet Holdings Corp. (c)	20,857	$725,615
American Eagle Outfitters, Inc.	22,251	242,536
Big Lots, Inc.	11,861	498,162
Bloomin' Brands, Inc. (c)	20,678	220,428
Brinker International, Inc.	11,599	278,376
Collectors Universe, Inc.	13,598	466,139
Darden Restaurants, Inc.	3,966	300,504
Dine Brands Global, Inc. (c)	4,903	206,416
Genuine Parts Co.	4,983	433,322
Hasbro, Inc.	3,366	252,282
Haverty Furniture Cos., Inc. (c)	21,173	338,768
Hooker Furniture Corp.	23,072	448,750
Jack in the Box, Inc.	5,898	436,983
Kohl's Corp. (b)	5,384	111,826
Kontoor Brands, Inc.	8,563	152,507
Las Vegas Sands Corp. (b)	5,333	242,865
LCI Industries	4,145	476,592
MDC Holdings, Inc.	9,937	354,751
Movado Group, Inc.	18,037	195,521
Oxford Industries, Inc. (c)	6,818	300,060
PetMed Express, Inc. (b)	8,391	299,055
Rent-A-Center, Inc.	17,524	487,518
Rocky Brands, Inc.	15,436	317,364
Royal Caribbean Cruises Ltd. (c)	3,458	173,937
Ruth's Hospitality Group, Inc.	17,952	146,488
Tapestry, Inc.	8,557	113,637
The Buckle, Inc. (c)	11,188	175,428
The Cheesecake Factory, Inc. (c)	11,636	266,697
The Children's Place, Inc. (c)	4,022	150,503
Tupperware Brands Corp. (c)	49,016	232,826
Whirlpool Corp. (c)	2,472	320,198
		9,366,054
Consumer Staples (4.5%):
Archer-Daniels-Midland Co.	11,109	443,249
B&G Foods, Inc. (c)	18,257	445,106
Campbell Soup Co.	11,741	582,706
Conagra Brands, Inc.	9,058	318,570
General Mills, Inc.	10,072	620,939
Ingredion, Inc.	4,538	376,654
John B Sanfilippo & Son, Inc.	6,260	534,166
Kellogg Co.	6,481	428,135
Kimberly-Clark Corp.	3,690	521,581
Medifast, Inc. (c)	2,887	400,629
Nu Skin Enterprises, Inc., Class A	11,572	442,398
Philip Morris International, Inc.	4,432	310,506
The Coca-Cola Co.	10,266	458,685
The J.M. Smucker Co.	4,241	448,740
The Kraft Heinz Co.	11,743	374,484
Universal Corp.	10,644	452,476

See notes to financial statements.

31

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Vector Group Ltd.	26,867	$270,282
Walgreens Boots Alliance, Inc.	7,744	328,268
Weis Markets, Inc. (b)	14,686	736,062
		8,493,636
Energy (1.9%):
Archrock, Inc.	47,449	307,944
ConocoPhillips	5,933	249,305
CVR Energy, Inc.	14,450	290,589
Delek U.S. Holdings, Inc. (c)	14,016	244,018
Exxon Mobil Corp.	7,800	348,816
Falcon Minerals Corp.	67,524	216,077
HollyFrontier Corp.	7,679	224,227
Kinder Morgan, Inc.	26,167	396,953
ONEOK, Inc.	6,404	212,741
Phillips 66	4,853	348,931
Solaris Oilfield Infrastructure, Inc., Class A	27,080	200,934
The Williams Cos., Inc.	20,262	385,383
Valero Energy Corp.	4,468	262,808
		3,688,726
Financials (8.1%):
American International Group, Inc.	9,118	284,299
Ares Management Corp., Class A	8,472	336,338
Artisan Partners Asset Management, Inc., Class A	15,852	515,190
Associated Bancorp	32,398	443,205
Cadence Bancorp	21,318	188,878
Cathay General Bancorp	18,117	476,477
Citigroup, Inc.	5,747	293,672
Citizens Financial Group, Inc.	10,746	271,229
Columbia Banking System, Inc.	17,136	485,720
Comerica, Inc.	6,229	237,325
Fidelity National Financial, Inc.	13,558	415,688
Fifth Third Bancorp	14,751	284,399
First Financial Bancorp	24,684	342,861
Franklin Resources, Inc. (c)	14,854	311,488
Great Western Bancorp, Inc.	18,138	249,579
Hope Bancorp, Inc.	44,422	409,571
Huntington Bancshares, Inc.	31,863	287,882
Investors Bancorp, Inc.	62,926	534,871
KeyCorp	21,319	259,665
Mercury General Corp. (c)	10,913	444,705
MetLife, Inc.	9,935	362,826
Moelis & Co., Class A (c)	12,265	382,177
Navient Corp.	32,808	230,640
Northwest Bancshares, Inc. (b)	52,409	535,882
Old Republic International Corp.	22,994	375,032
Park National Corp.	6,998	492,519
People's United Financial, Inc.	28,137	325,545
Principal Financial Group, Inc. (c)	7,940	329,828
Provident Financial Services, Inc.	38,120	550,834

See notes to financial statements.

32

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Prudential Financial, Inc.	4,708	$286,717
Regions Financial Corp.	25,712	285,917
Safety Insurance Group, Inc. (b)	7,525	573,857
Santander Consumer USA Holdings, Inc. (c)	14,850	273,389
TCF Financial Corp.	9,529	280,343
The Blackstone Group, Inc., Class A	6,244	353,785
The PNC Financial Services Group, Inc.	3,323	349,613
Truist Financial Corp.	8,855	332,505
U.S. Bancorp	10,458	385,064
United Bankshares, Inc. (c)	19,524	540,034
Wells Fargo & Co.	10,083	258,125
WesBanco, Inc.	18,918	384,225
Zions Bancorp NA	8,617	292,978
		15,254,877
Health Care (1.6%):
AbbVie, Inc. (c)	3,565	350,012
Amgen, Inc.	1,964	463,229
CVS Health Corp.	6,144	399,176
Merck & Co., Inc.	6,192	478,827
Meridian Bioscience, Inc. (a)	32,135	748,424
National Healthcare Corp. (b)	9,041	573,561
		3,013,229
Industrials (5.3%):
3M Co.	2,558	399,022
ABM Industries, Inc.	15,787	573,068
Altra Industrial Motion Corp.	9,987	318,186
Caterpillar, Inc.	2,905	367,482
Cummins, Inc.	2,501	433,323
Delta Air Lines, Inc.	8,243	231,216
Emerson Electric Co.	6,033	374,227
Ennis, Inc. (b)	28,664	519,965
GATX Corp. (c)	6,520	397,590
GrafTech International Ltd. (c)	32,863	262,247
H&E Equipment Services, Inc.	12,921	238,780
Hawaiian Holdings, Inc.	15,272	214,419
Healthcare Services Group (c)	10,655	260,621
Heidrick & Struggles International, Inc.	16,465	355,973
Herman Miller, Inc.	10,652	251,494
HNI Corp.	14,286	436,723
Hyster-Yale Materials Handling, Inc.	6,613	255,659
KAR Auction Services, Inc.	18,626	256,294
Knoll, Inc.	23,161	282,333
Matson, Inc. (c)	12,142	353,332
National Presto Industries, Inc.	5,734	501,094
Powell Industries, Inc.	11,099	304,002
Resources Connection, Inc.	39,767	476,011
Steelcase, Inc., Class A	22,396	270,096
The Greenbrier Cos., Inc.	12,138	276,139
Trinity Industries, Inc.	16,627	353,989

See notes to financial statements.

33

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Wabash National Corp.	36,172	$384,147
Watsco, Inc.	3,213	570,950
		9,918,382
Information Technology (2.7%):
American Software, Inc., Class A	20,092	316,650
Broadcom, Inc.	1,145	361,373
Cass Information Systems, Inc.	12,123	473,161
Cisco Systems, Inc.	8,575	399,938
Corning, Inc.	13,720	355,348
International Business Machines Corp.	3,163	381,996
Juniper Networks, Inc.	18,447	421,698
Maxim Integrated Products, Inc.	6,060	367,297
MTS Systems Corp.	7,965	140,104
NetApp, Inc.	5,041	223,669
Paychex, Inc.	6,542	495,557
QUALCOMM, Inc.	3,839	350,155
The Hackett Group, Inc.	24,450	331,053
The Western Union Co. (c)	17,394	376,058
Xerox Holdings Corp.	8,904	136,142
		5,130,199
Materials (3.6%):
Cabot Corp.	10,596	392,582
CF Industries Holdings, Inc.	8,270	232,718
Commercial Metals Co.	20,379	415,732
Eastman Chemical Co.	4,941	344,091
Futurefuel Corp.	35,164	420,210
Greif, Inc., Class A	9,851	338,973
Haynes International, Inc.	16,466	384,646
International Paper Co.	9,304	327,594
Kronos Worldwide, Inc.	34,903	363,340
Myers Industries, Inc.	32,778	476,920
Neenah, Inc.	7,005	346,467
Nucor Corp.	8,344	345,525
Packaging Corp. of America	4,279	427,044
PolyOne Corp.	13,987	366,879
Schweitzer-Mauduit International, Inc.	12,714	424,775
Steel Dynamics, Inc.	10,339	269,744
Tredegar Corp.	26,981	415,507
Trinseo SA	11,892	263,527
Westrock Co.	8,163	230,686
		6,786,960
Utilities (3.8%):
American Electric Power Co., Inc. (b)	6,724	535,499
CenterPoint Energy, Inc.	18,388	343,304
Consolidated Edison, Inc. (b)	7,304	525,377
DTE Energy Co.	5,047	542,552
Duke Energy Corp. (b) (c)	7,039	562,346
Edison International	5,278	286,648

See notes to financial statements.

34

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Entergy Corp.	5,219	$489,594
Exelon Corp.	11,930	432,940
OGE Energy Corp.	15,342	465,783
Otter Tail Corp. (b)	12,959	502,680
Pinnacle West Capital Corp.	6,177	452,712
PPL Corp.	15,913	411,192
Public Service Enterprise Group, Inc.	11,637	572,075
The Southern Co. (b)	9,092	471,420
Unitil Corp. (b)	12,525	561,371
		7,155,493
		71,370,930
Total Common Stocks (Cost $141,452,911)		143,970,929
Rights (0.0%) (e)
Spain (0.0%): (e)
Industrials (0.0%): (e)
ACS Actividades de Construccion y Servicios SA Expires 7/8/20 (a)	10,847	16,920
Total Rights (Cost $16,918)		16,920
Collateral for Securities Loaned^ (5.8%)
United States (5.8%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (f)	181,060	181,060
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (f)	5,479,901	5,479,901
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (f)	1,259,086	1,259,086
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (f)	720,485	720,485
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (f)	3,239,442	3,239,442
Total Collateral for Securities Loaned (Cost $10,879,974)		10,879,974
Total Investments (Cost $152,349,803) — 82.3%		154,867,823
Other assets in excess of liabilities — 17.7%		33,346,971
NET ASSETS — 100.00%		$188,214,794

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $1,585,283 and amounted to 0.8% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on June 30, 2020.

See notes to financial statements.

35

Victory Portfolios II Victory Market Neutral Income Fund	Schedule of Portfolio Investments — continued June 30, 2020

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Futures	682	9/18/20	$136,320,287	$138,408,490	$2,088,203

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	1,104	9/18/20	$174,028,727	$170,579,040	$3,449,687
Mini MSCI EAFE Index Futures	487	9/18/20	43,289,777	43,304,040	(14,263)
Mini MSCI Emerging Markets Index Futures	655	9/18/20	32,083,308	32,281,675	(198,367)
E-Mini Russell 2000 Index Futures	457	9/18/20	33,103,951	32,849,160	254,791
					$3,491,848
	Total unrealized appreciation				$5,792,681
	Total unrealized depreciation				(212,630)
	Total net unrealized appreciation (depreciation)				$5,580,051

See notes to financial statements.

36

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	Victory US 500 Enhanced Volatility Wtd Index Fund		Victory Market Neutral Income Fund
ASSETS:
Investments, at value (Cost $59,887,040 and $152,349,803)	$68,127,773	(a)	$154,867,823	(b)
Foreign currency, at value (Cost $— and $58,676)	—		58,560
Cash and cash equivalents	—		10,765,345
Deposits with brokers for futures contracts	236,880		32,028,506
Receivables:
Interest and dividends	37,860		567,505
Capital shares issued	16,626		977,372
Variation margin on open futures contracts	8,500		—
Reclaims	—		33,267
From Adviser	30,563		119,976
Prepaid expenses	315		596
Total Assets	68,458,517		199,418,950
LIABILITIES:
Payables:
Collateral received on loaned securities	1,457,046		10,879,974
Capital shares redeemed	84,655		34,155
Variation margin on open futures contracts	—		88,160
Accrued foreign capital gains taxes	—		21,515
Accrued expenses and other payables:
Investment advisory fees	39,102		87,493
Administration fees	3,281		9,044
Custodian fees	716		16,232
Transfer agent fees	16,263		8,714
Compliance fees	50		134
Trustees' fees	34		66
12b-1 fees	13,532		1,492
Other accrued expenses	30,772		57,177
Total Liabilities	1,645,451		11,204,156
NET ASSETS:
Capital	53,714,802		185,467,803
Total distributable earnings/(loss)	13,098,264		2,746,991
Net Assets	$66,813,066		$188,214,794
Net Assets
Class A Shares	$26,394,369		$12,869,522
Class C Shares	26,239,559		625,776
Class I Shares	14,179,138		174,719,496
Total	$66,813,066		$188,214,794
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,966,871		1,316,614
Class C Shares	2,020,517		64,605
Class I Shares	1,055,581		17,778,395
Total	5,042,969		19,159,614
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$13.42		$9.77
Class C Shares (c)	$12.99		$9.69
Class I Shares	$13.43		$9.83
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.24		$10.37

(a)  Includes $1,438,979 of securities on loan.

(b)  Includes $10,559,980 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

37

Victory Portfolios II	Statements of Operations For the Year Ended June 30, 2020
	Victory US 500 Enhanced Volatility Wtd Index Fund	Victory Market Neutral Income Fund
Investment Income:
Dividends	$1,254,790	$5,710,314
Interest	1,329	192,079
Securities lending (net of fees)	6,875	47,264
Foreign tax withholding	(47)	(404,228)
Total Income	1,262,947	5,545,429
Expenses:
Investment advisory fees	567,706	919,598
Administration fees	48,669	92,399
Sub-Administration fees	15,017	14,184
12b-1 fees — Class A Shares	73,480	53,235
12b-1 fees — Class C Shares	309,529	3,954
Custodian fees	12,452	93,257
Transfer agent fees — Class A Shares	30,298	2,283
Transfer agent fees — Class C Shares	30,743	464
Transfer agent fees — Class I Shares	15,831	68,972
Trustees' fees	8,365	11,308
Compliance fees	658	1,167
Legal and audit fees	18,663	32,520
State registration and filing fees	59,081	60,980
Interest expense on interfund lending	—	939
Other expenses	23,936	70,613
Total Expenses	1,214,428	1,425,873
Expenses waived/reimbursed by Adviser	(229,910)	(670,257)
Expenses waived/reimbursed by Distributor	(3,750)	(62,750)
Net Expenses	980,768	692,866
Net Investment Income (Loss)	282,179	4,852,563
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	10,027,578	(16,701,477)
Foreign refunds (taxes) on realized gains	—	82
Net realized gains (losses) from futures transactions	(26,210)	12,824,615
Net realized gains (losses) from written options	—	1,328,817
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(5,357,622)	450,954
Net change in unrealized appreciation/depreciation on futures transactions	4,309	7,248,519
Net change in unrealized appreciation/depreciation on written options	—	40,524
Net change in accrued foreign taxes on unrealized gains	—	(2,338)
Net realized/unrealized gains (losses) on investments	4,648,055	5,189,696
Change in net assets resulting from operations	$4,930,234	$10,042,259

See notes to financial statements.

38

Victory Portfolios II	Statements of Changes in Net Assets
	Victory US 500 Enhanced Volatility Wtd Index Fund		Victory Market Neutral Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$282,179	$756,729	$4,852,563	$2,003,995
Net realized gains (losses) from investment transactions	10,001,368	12,653,453	(2,547,963)	1,293,733
Net change in unrealized appreciation/depreciation on investments	(5,353,313)	(15,031,990)	7,737,659	(2,114,714)
Change in net assets resulting from operations	4,930,234	(1,621,808)	10,042,259	1,183,014
Distributions to Shareholders:
Class A Shares	(3,629,656)	(5,511,646)	(475,577)	(846,203)
Class C Shares	(3,821,175)	(4,685,954)	(6,981)	(9,801)
Class I Shares	(2,728,622)	(4,447,685)	(4,070,545)	(1,094,578)
Change in net assets resulting from distributions to shareholders	(10,179,453)	(14,645,285)	(4,553,103)	(1,950,582)
Change in net assets resulting from capital transactions	(23,493,549)	(17,658,385)	94,738,075	45,113,641
Change in net assets	(28,742,768)	(33,925,478)	100,227,231	44,346,073
Net Assets:
Beginning of period	95,555,834	129,481,312	87,987,563	43,641,490
End of period	$66,813,066	$95,555,834	$188,214,794	$87,987,563

(continues on next page)

See notes to financial statements.

39

Victory Portfolios II	Statements of Changes in Net Assets

  (continued)

	Victory US 500 Enhanced Volatility Wtd Index Fund		Victory Market Neutral Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,011,964	$3,179,765	$10,172,219	$18,863,042
Distributions reinvested	3,601,418	5,443,862	470,960	835,435
Cost of shares redeemed	(9,875,436)	(20,651,944)	(31,050,301)	(10,575,001)
Total Class A Shares	$(5,262,054)	$(12,028,317)	$(20,407,122)	$9,123,476
Class C Shares
Proceeds from shares issued	$744,798	$5,933,599	$286,307	$193,648
Distributions reinvested	3,779,973	4,654,559	6,981	9,801
Cost of shares redeemed	(11,854,457)	(11,177,965)	(120,324)	(68,456)
Total Class C Shares	$(7,329,686)	$(589,807)	$172,964	$134,993
Class I Shares
Proceeds from shares issued	$2,905,460	$6,951,471	$136,738,767	$46,027,381
Distributions reinvested	2,572,276	4,229,419	3,984,071	1,066,302
Cost of shares redeemed	(16,379,545)	(16,221,151)	(25,750,605)	(11,238,511)
Total Class I Shares	$(10,901,809)	$(5,040,261)	$114,972,233	$35,855,172
Change in net assets resulting from capital transactions	$(23,493,549)	$(17,658,385)	$94,738,075	$45,113,641
Share Transactions:
Class A Shares
Issued	73,351	208,203	1,055,922	1,959,809
Reinvested	266,210	421,510	49,332	87,585
Redeemed	(715,630)	(1,419,022)	(3,220,943)	(1,096,194)
Total Class A Shares	(376,069)	(789,309)	(2,115,689)	951,200
Class C Shares
Issued	55,810	409,244	29,942	20,286
Reinvested	287,964	371,350	735	1,035
Redeemed	(887,789)	(777,932)	(12,813)	(7,185)
Total Class C Shares	(544,015)	2,662	17,864	14,136
Class I Shares
Issued	205,422	456,414	14,290,486	4,782,813
Reinvested	189,857	326,714	414,197	111,472
Redeemed	(1,198,037)	(1,131,076)	(2,675,738)	(1,163,832)
Total Class I Shares	(802,758)	(347,948)	12,028,945	3,730,453
Change in Shares	(1,722,842)	(1,134,595)	9,931,120	4,695,789

See notes to financial statements.

40

This page is intentionally left blank.

41

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory US 500 Enhanced Volatility Wtd Index Fund
Class A
Year Ended 6/30/2020	$14.26	0.08	0.88	0.96	(0.07)	(1.73)
Year Ended 6/30/2019	$16.50	0.13	(0.36)	(0.23)	(0.12)	(1.89)
Year Ended 6/30/2018	$16.04	0.11	1.91	2.02	(0.10)	(1.46)
Year Ended 6/30/2017	$13.80	0.11	2.48	2.59	(0.11)	(0.24)
Year Ended 6/30/2016	$14.15	0.13	0.16	0.29	(0.12)	(0.52)
Class C
Year Ended 6/30/2020	$13.90	(0.03)	0.87	0.84	(0.02)	(1.73)
Year Ended 6/30/2019	$16.16	0.02	(0.35)	(0.33)	(0.04)	(1.89)
Year Ended 6/30/2018	$15.78	(0.02)	1.86	1.84	— (c)	(1.46)
Year Ended 6/30/2017	$13.59	— (c)	2.44	2.44	(0.01)	(0.24)
Year Ended 6/30/2016	$13.95	0.02	0.17	0.19	(0.03)	(0.52)
Class I
Year Ended 6/30/2020	$14.26	0.12	0.88	1.00	(0.10)	(1.73)
Year Ended 6/30/2019	$16.50	0.17	(0.36)	(0.19)	(0.16)	(1.89)
Year Ended 6/30/2018	$16.05	0.15	1.90	2.05	(0.14)	(1.46)
Year Ended 6/30/2017	$13.80	0.15	2.48	2.63	(0.14)	(0.24)
Year Ended 6/30/2016	$14.15	0.16	0.16	0.32	(0.15)	(0.52)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

See notes to financial statements.

42

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory US 500 Enhanced Volatility Wtd Index Fund
Class A
Year Ended 6/30/2020	(1.80)	$13.42	6.71%	0.99%	0.56%	1.28%	$26,394	54%
Year Ended 6/30/2019	(2.01)	$14.26	(0.01)%	0.99%	0.84%	1.25%	$33,406	120	%(d)
Year Ended 6/30/2018	(1.56)	$16.50	12.79%	0.99%	0.67%	1.19%	$51,671	45%
Year Ended 6/30/2017	(0.35)	$16.04	18.89%	0.99%	0.75%	1.35%	$36,721	38%
Year Ended 6/30/2016	(0.64)	$13.80	2.17%	0.99%	0.92%	1.28%	$62,700	46%
Class C
Year Ended 6/30/2020	(1.75)	$12.99	5.96%	1.74%	(0.19)%	2.03%	$26,240	54%
Year Ended 6/30/2019	(1.93)	$13.90	(0.73)%	1.74%	0.10%	2.00%	$35,649	120	%(d)
Year Ended 6/30/2018	(1.46)	$16.16	11.78%	1.74%	(0.11)%	1.97%	$41,410	45%
Year Ended 6/30/2017	(0.25)	$15.78	18.09%	1.74%	0.01%	2.12%	$57,620	38%
Year Ended 6/30/2016	(0.55)	$13.59	1.42%	1.74%	0.16%	2.11%	$58,249	46%
Class I
Year Ended 6/30/2020	(1.83)	$13.43	6.97%	0.74%	0.86%	1.02%	$14,179	54%
Year Ended 6/30/2019	(2.05)	$14.26	0.24%	0.74%	1.10%	1.00%	$26,501	120	%(d)
Year Ended 6/30/2018	(1.60)	$16.50	12.97%	0.74%	0.91%	0.95%	$36,400	45%
Year Ended 6/30/2017	(0.38)	$16.05	19.24%	0.74%	1.00%	1.13%	$32,751	38%
Year Ended 6/30/2016	(0.67)	$13.80	2.42%	0.74%	1.14%	1.11%	$44,170	46%

See notes to financial statements.

43

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Market Neutral Income Fund
Class A
Year Ended 6/30/2020	$9.51	0.27	0.23	0.50	(0.24)	—
Year Ended 6/30/2019	$9.61	0.32	(0.13)	0.19	(0.27)	(0.02)
Year Ended 6/30/2018	$9.40	0.24	0.26	0.50	(0.29)	—
Year Ended 6/30/2017	$9.21	0.24	0.20 (d)	0.44	(0.25)	—
Year Ended 6/30/2016	$9.41	0.26	(0.02)	0.24	(0.21)	(0.23)
Class C
Year Ended 6/30/2020	$9.43	0.21	0.22	0.43	(0.17)	—
Year Ended 6/30/2019	$9.54	0.25	(0.14)	0.11	(0.20)	(0.02)
Year Ended 6/30/2018	$9.33	0.17	0.26	0.43	(0.22)	—
Year Ended 6/30/2017	$9.15	0.17	0.20 (d)	0.37	(0.19)	—
Year Ended 6/30/2016	$9.36	0.19	(0.02)	0.17	(0.15)	(0.23)
Class I
Year Ended 6/30/2020	$9.55	0.31	0.23	0.54	(0.26)	—
Year Ended 6/30/2019	$9.65	0.38	(0.16)	0.22	(0.30)	(0.02)
Year Ended 6/30/2018	$9.44	0.26	0.26	0.52	(0.31)	—
Year Ended 6/30/2017	$9.24	0.27	0.20 (d)	0.47	(0.27)	—
Year Ended 6/30/2016	$9.44	0.30	(0.04)	0.26	(0.23)	(0.23)
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

(d)  The amount of net realized and unrealized gains (losses) on investments per share for the year ended June 30, 2017 does not accord with the amounts on the Statement of Operations due to timing of purchases and sales of Fund Shares in relation to fluctuating market values.

See notes to financial statements.

44

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Market Neutral Income Fund
Class A
Year Ended 6/30/2020	(0.24)	$9.77	5.31%	0.75%	2.78%	1.17%	$12,870	119	%(c)
Year Ended 6/30/2019	(0.29)	$9.51	1.99%	0.75%	3.36%	1.03%	$32,627	82%
Year Ended 6/30/2018	(0.29)	$9.61	5.37%	0.89%	2.55%	1.18%	$23,847	69%
Year Ended 6/30/2017	(0.25)	$9.40	4.77%	0.90%	2.59%	1.25%	$24,998	63%
Year Ended 6/30/2016	(0.44)	$9.21	2.54%	0.90%	2.72%	1.06%	$29,649	92%
Class C
Year Ended 6/30/2020	(0.17)	$9.69	4.59%	1.50%	2.20%	2.62%	$626	119	%(c)
Year Ended 6/30/2019	(0.22)	$9.43	1.19%	1.50%	2.57%	2.56%	$441	82%
Year Ended 6/30/2018	(0.22)	$9.54	4.64%	1.64%	1.79%	2.51%	$311	69%
Year Ended 6/30/2017	(0.19)	$9.33	4.02%	1.65%	1.88%	3.00%	$519	63%
Year Ended 6/30/2016	(0.38)	$9.15	1.75%	1.65%	2.00%	2.48%	$518	92%
Class I
Year Ended 6/30/2020	(0.26)	$9.83	5.79%	0.40%	3.23%	0.89%	$174,719	119	%(c)
Year Ended 6/30/2019	(0.32)	$9.55	2.25%	0.40%	3.91%	1.05%	$54,920	82%
Year Ended 6/30/2018	(0.31)	$9.65	5.62%	0.64%	2.72%	1.09%	$19,483	69%
Year Ended 6/30/2017	(0.27)	$9.44	5.11%	0.65%	2.83%	1.13%	$31,140	63%
Year Ended 6/30/2016	(0.46)	$9.24	2.77%	0.65%	3.16%	1.05%	$43,866	92%

See notes to financial statements.

45

Victory Portfolios II	Notes to Financial Statements June 30, 2020

1. Organization:

Victory Portfolios II (the "Trust") was organized on April 11, 2012 as a Delaware statutory trust as a successor to the "Compass EMP Funds Trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 24 funds, 22 of which are exchange-traded funds ("ETFs"), and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the two following Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory US 500 Enhanced Volatility Wtd Index Fund	US 500 Enhanced Volatility Wtd Index Fund	Classes A, C and I
Victory Market Neutral Income Fund	Market Neutral Income Fund	Classes A, C and I

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

46

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including ETFs, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Market Neutral Income Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of June 30, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
US 500 Enhanced Volatility Wtd Index Fund
Common Stocks	$35,817,388	$—	$—	$35,817,388
Rights	131	—	—	131
Investment Companies	30,853,208	—	—	30,853,208
Collateral for Securities Loaned	1,457,046	—	—	1,457,046
Total	$68,127,773	$—	$—	$68,127,773
Other Financial Investments^:
Assets:
Futures Contracts	$9,720	$—	$—	$9,720
Total	$9,720	$—	$—	$9,720

47

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	LEVEL 1	LEVEL 2	LEVEL 3	Total
Market Neutral Income Fund
Common Stocks	$77,607,110	$66,363,819	$—	$143,970,929
Rights	16,920	—	—	16,920
Collateral for Securities Loaned	10,879,974	—	—	10,879,974
Total	$88,504,004	$66,363,819	$—	$154,867,823
Other Financial Investments^:
Assets:
Futures Contracts	$5,792,681	$—	$—	$5,792,681
Liabilities:
Futures Contracts	(212,630)	—	—	(212,630)
Total	$5,580,051	$—	$—	$5,580,051

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended June 30, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2020, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of

48

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with brokers for futures contracts.

As of June 30, 2020, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Options Transactions:

The Funds may purchase or sell options to aid in hedging against equity price risk incurred in the normal course of pursuing its investment objective. When a Fund writes a call option, an amount equal to the premium received is included as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As a writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange-traded. The collateral held by the Funds, if any, is presented on the Schedules of Portfolio Investments. During the year ended June 30, 2020, the Market Neutral Income Fund did not purchase or sell a material volume of options.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net

49

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts of Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
US 500 Enhanced Volatility Wtd Index Fund
Futures-Goldman Sachs & Co.	$8,500	$—	$8,500	$—	$8,500
Market Neutral Income Fund
Futures-Goldman Sachs & Co.	2,586,880	(2,586,880)	—	—	—
	Gross Amounts of Recognized Liabilities	Gross Amounts of Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
Market Neutral Income Fund
Futures-Goldman Sachs & Co.	$2,675,040	$(2,586,880)	$88,160	$(88,160)	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed on the Statements of Assets and Liabilities.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2020:

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
US 500 Enhanced Volatility Wtd Index Fund	$9,720	$—
Market Neutral Income Fund	5,792,681	212,630

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Portfolio Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

50

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2020:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Written Options	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Written Options
Equity Risk Exposure:
US 500 Enhanced Volatility Wtd Index Fund	$(26,210)	$—	$4,309	$—
Market Neutral Income Fund	12,824,615	1,328,817	7,248,519	40,524

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the US 500 Enhanced Volatility Wtd Index Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with futures contracts in the Market Neutral Income Fund was 85% based on average monthly notional amounts in comparison to net assets during the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

51

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 and 90 Days	>90 Days	Net Amount
US 500 Enhanced Volatility Wtd Index Fund	$1,438,979	$1,438,979	$—	$—	$—	$—
Market Neutral Income Fund	10,559,980	10,559,980	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly for each Fund. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund. The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

52

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

As of June 30, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
US 500 Enhanced Volatility Wtd Index Fund	$(859,419)	$859,419

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2020 were as follows:

	Purchases	Sales
US 500 Enhanced Volatility Wtd Index Fund	$36,946,441	$100,376,211
Market Neutral Income Fund	235,951,887	148,110,112

For the year ended June 30, 2020, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
US 500 Enhanced Volatility Wtd Index Fund	0.70%
Market Neutral Income Fund	0.60%

53

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. Amounts paid by the Funds to reimburse VCM for expenses incurred during the year ended June 30, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

Citibank acts as the custodian of the Funds' assets pursuant to the Global Custodial Services Agreement (the "Custody Agreement"). Citibank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Pursuant to the Custody Agreement, Citibank also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Citibank may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented on the Statements of Operations.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans (the "Plans") adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fees, at an annual rate of up to 0.25% of the average daily net assets for Class A Shares, and at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A or Class C Shares of the Funds.

The Plans are characterized as reimbursement plans since the distribution fees will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. If the aggregate payments received by the Distributor for a particular class of shares of the Funds in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to the

54

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Plans, the Distributor will reimburse the Funds for the amount of the excess. For the fiscal year ended June 30, 2020, the Distributor reimbursed $3,750 to the US 500 Enhanced Volatility Wtd Index Fund and $62,750 to the Market Neutral Income Fund.

In addition, the Distributor is entitled to receive commission on sales of Class A Shares of the Funds. For the year ended June 30, 2020, the Distributor received approximately $3,479 from commissions earned on sales of Class A Shares. A $15 fee may be charged for redemptions made by wire. The redemption fee is paid directly to and retained by the Funds, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short- term money movement in and out of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of June 30, 2020, the expense limits (excluding voluntary waivers) are as follows:

	In effect July 1, 2019 until October 31, 2020
	Class A Shares	Class C Shares	Class I Shares
US 500 Enhanced Volatility Wtd Index Fund	0.99%	1.74%	0.74%
Market Neutral Income Fund	0.75%	1.50%	0.40%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year ended June 30, 2020, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of June 30, 2020, the following amounts are available to be repaid to the Adviser.

	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023	Total
US 500 Enhanced Volatility Wtd Index Fund	$283,259	$292,081	$229,910	$805,250
Market Neutral Income Fund	197,955	258,188	670,257	1,126,400

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2020.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

55

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

The Market Neutral Income Fund invests in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of the Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended June 30, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended June 30, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended June 30, 2020, Citibank earned approximately $450 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds

56

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the year ended June 30, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly borrow money from or lend money to any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, as applicable, is presented on the Statements of Operations under Interest expense on interfund lending. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending income.

The average borrowing for the days outstanding and average interest rate for each Fund during the year ended June 30, 2020 were as follows:

	Borrower or Lender	Amount Outstanding at June 30, 2020	Average Borrowing	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Market Neutral Income Fund	Borrower	$—	$5,953,667	6	0.96%	$8,132,000

*  For the year ended June 30, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
US 500 Enhanced Volatility Wtd Index Fund	$1,380,360	$8,799,093	$10,179,453	$10,179,453
Market Neutral Income Fund	4,553,103	—	4,553,103	4,553,103
	Year Ended June 30, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
US 500 Enhanced Volatility Wtd Index Fund	$1,600,430	$13,044,855	$14,645,285	$14,645,285
Market Neutral Income Fund	1,950,582	—	1,950,582	1,950,582

57

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
US 500 Enhanced Volatility Wtd Index Fund	$1,797,820	$4,597,460	$6,395,280	$6,702,984	$13,098,264
Market Neutral Income Fund	3,244,696	7,108,438	10,353,134	(7,606,143)	2,746,991

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the year ended June 30, 2020, the Market Neutral Income Fund utilized $1,011,865 and $3,526,994 of short term and long term capital loss carryforwards, respectively for federal income tax purposes.

As of June 30, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
US 500 Enhanced Volatility Wtd Index Fund	$61,424,789	$8,348,204	$(1,645,220)	$6,702,984
Market Neutral Income Fund	162,451,836	9,621,241	(17,205,254)	(7,584,013)

8. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2020, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds. Shareholders of record may hold Fund shares for the benefit of their customers.

	Shareholder	Percent
US 500 Enhanced Volatility Wtd Index Fund	LPL Financial Corp.	33.4%
Market Neutral Income Fund	Charles Schwab & Co., Inc.	40.5%
Market Neutral Income Fund	Gerlach Co. LLC	41.5%

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory US 500 Enhanced Volatility Wtd Index Fund and Victory Market Neutral Income Fund (the "Funds"), each a series of Victory Portfolios II, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 25, 2020

59

Victory Portfolios II	Supplemental Information June 30, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 24 portfolios in the Trust, 42 portfolios in Victory Portfolios and 9 portfolios in Victory Variable Insurance Funds, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios II, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2015	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

60

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	May 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	May 2015	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2015	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

61

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of births, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	May 2015	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, Born February 1974	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	December 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	May 2015*	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011- January 2018).

*  On December 5, 2017, Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

62

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
US 500 Enhanced Volatility Wtd Index Fund
Class A Shares	$1,000.00	$986.80	$1,019.94	$4.89	$4.97	0.99%
Class C Shares	1,000.00	983.10	1,016.21	8.58	8.72	1.74%
Class I Shares	1,000.00	987.50	1,021.18	3.66	3.72	0.74%

63

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
Market Neutral Income Fund
Class A Shares	$1,000.00	$1,032.60	$1,021.13	$3.79	$3.77	0.75%
Class C Shares	1,000.00	1,029.60	1,017.40	7.57	7.52	1.50%
Class I Shares	1,000.00	1,035.10	1,022.87	2.02	2.01	0.40%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

64

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2020, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
US 500 Enhanced Volatility Wtd Index Fund	32%
Market Neutral Income Fund	55%

Dividends qualified for corporate dividends received deductions of:

Percent
US 500 Enhanced Volatility Wtd Index Fund	31%
Market Neutral Income Fund	35%

For the year ended June 30, 2020, the following Funds designated short-term capital gain distributions:

Amount
US 500 Enhanced Volatility Wtd Index Fund	$1,430,322

For the year ended June 30, 2020, the following Funds designated long-term capital gain distributions:

Amount
US 500 Enhanced Volatility Wtd Index Fund	$9,326,373

65

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Act. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Board approved the appointment of VCM as the administrator of the LRMP. At an in-person meeting held on February 20, 2020, VCM provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

VCM manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, VCM has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by VCM. VCM reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from VCM concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable VCM to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a Highly Liquid Investment Minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, VCM indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

66

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-COMPASS-AR (6/20)

June 30, 2020

Annual Report

VictoryShares US 500 Volatility Wtd ETF

VictoryShares US Small Cap Volatility Wtd ETF

VictoryShares International Volatility Wtd ETF

VictoryShares Emerging Market Volatility Wtd ETF

VictoryShares US Large Cap High Div Volatility Wtd ETF

VictoryShares US Small Cap High Div Volatility Wtd ETF

VictoryShares International High Div Volatility Wtd ETF

VictoryShares Emerging Market High Div Volatility Wtd ETF

VictoryShares Dividend Accelerator ETF

VictoryShares US Multi-Factor Minimum Volatility ETF

VictoryShares US 500 Enhanced Volatility Wtd ETF

VictoryShares US EQ Income Enhanced Volatility Wtd ETF

VictoryShares US Discovery Enhanced Volatility Wtd ETF

VictoryShares Developed Enhanced Volatility Wtd ETF

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the VictoryShares' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictorySharesLiterature.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications electronically sooner than January 1, 2021 by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all VictoryShares you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

• Detailed performance records

• Daily share prices

• The latest fund news

• Investment resources to help you become a better investor

• A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios II

Shareholder Letter (Unaudited)	5
Fund Review and Commentary (Unaudited)	7
Financial Statements
Victory Portfolios II Exchange-Traded Funds
VictoryShares US 500 Volatility Wtd ETF
Schedule of Portfolio Investments	35-46
Statements of Assets and Liabilities	170
Statements of Operations	175
Statements of Changes in Net Assets	180
Financial Highlights	186
VictoryShares US Small Cap Volatility Wtd ETF
Schedule of Portfolio Investments	47-57
Statements of Assets and Liabilities	170
Statements of Operations	175
Statements of Changes in Net Assets	180
Financial Highlights	186
VictoryShares International Volatility Wtd ETF
Schedule of Portfolio Investments	58-77
Statements of Assets and Liabilities	170
Statements of Operations	175
Statements of Changes in Net Assets	180
Financial Highlights	186
VictoryShares Emerging Market Volatility Wtd ETF
Schedule of Portfolio Investments	78-95
Statements of Assets and Liabilities	171
Statements of Operations	176
Statements of Changes in Net Assets	181
Financial Highlights	188
VictoryShares US Large Cap High Div Volatility Wtd ETF
Schedule of Portfolio Investments	96-99
Statements of Assets and Liabilities	171
Statements of Operations	176
Statements of Changes in Net Assets	181
Financial Highlights	188
VictoryShares US Small Cap High Div Volatility Wtd ETF
Schedule of Portfolio Investments	100-103
Statements of Assets and Liabilities	171
Statements of Operations	176
Statements of Changes in Net Assets	181
Financial Highlights	188

Table of Contents (continued)

VictoryShares International High Div Volatility Wtd ETF
Schedule of Portfolio Investments	104-110
Statements of Assets and Liabilities	172
Statements of Operations	177
Statements of Changes in Net Assets	182
Financial Highlights	190
VictoryShares Emerging Market High Div Volatility Wtd ETF
Schedule of Portfolio Investments	111-116
Statements of Assets and Liabilities	172
Statements of Operations	177
Statements of Changes in Net Assets	182
Financial Highlights	190
VictoryShares Dividend Accelerator ETF
Schedule of Portfolio Investments	117-119
Statements of Assets and Liabilities	172
Statements of Operations	177
Statements of Changes in Net Assets	182
Financial Highlights	190
VictoryShares US Multi-Factor Minimum Volatility ETF
Schedule of Portfolio Investments	120-122
Statements of Assets and Liabilities	173
Statements of Operations	178
Statements of Changes in Net Assets	183
Financial Highlights	192
VictoryShares US 500 Enhanced Volatility Wtd ETF
Schedule of Portfolio Investments	123-134
Statements of Assets and Liabilities	173
Statements of Operations	178
Statements of Changes in Net Assets	183
Financial Highlights	192
VictoryShares US EQ Income Enhanced Volatility Wtd ETF
Schedule of Portfolio Investments	135-138
Statements of Assets and Liabilities	173
Statements of Operations	178
Statements of Changes in Net Assets	183
Financial Highlights	192
VictoryShares US Discovery Enhanced Volatility Wtd ETF
Schedule of Portfolio Investments	139-149
Statements of Assets and Liabilities	174
Statements of Operations	179
Statements of Changes in Net Assets	184
Financial Highlights	194

Table of Contents (continued)

VictoryShares Developed Enhanced Volatility Wtd ETF
Schedule of Portfolio Investments	150-169
Statements of Assets and Liabilities	174
Statements of Operations	179
Statements of Changes in Net Assets	184
Financial Highlights	194
Notes to Financial Statements	196
Report of Independent Registered Public Accounting Firm	217
Supplemental Information (Unaudited)
Trustee and Officer Information	220
Proxy Voting and Portfolio Holdings Information	223
Expense Examples	223
Additional Federal Income Tax Information	225
Liquidity Risk Management Program	226
Privacy Policy (inside back cover)

The VictoryShares are distributed by Foreside Fund Services, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the VictoryShares.

For additional information about any VictoryShares, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-376-7890. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the ETFs, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

866-376-7890

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. Not long ago, we were marveling at the longest-ever bull market in equities. Although the current market environment appears constructive and relatively calm (as of this writing), what has transpired over the past year has been nothing short of astounding.

In fact, the annual period ended June 30, 2020, has been the most unusual period for investors since the Global Financial Crisis or, perhaps, the Great Depression. We entered this year with mundane concerns of interest rates and global trade talks, but that all changed quickly in early 2020. The spread of COVID-19 throughout the United States was an unprecedented event that rendered virtually any economic forecast unreliable. In March, and seemingly overnight, the sentiment pendulum swung from risk-on to risk-off.

The global economy came to an all-stop and equities sold off sharply. Meanwhile, liquidity evaporated in many segments of the fixed-income market, especially higher-yielding credits and anything perceived to be higher risk, which caused credit spreads to widen and depressed prices.

Fortunately, the U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — slashing interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets.

The U.S. government also stepped up to provide $2 trillion of fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which aims help toward corporations, small businesses, and individuals that have been affected by the abrupt economic stoppage.

All those steps ended the market's freefall, spurred a significant rally in equities, and helped tighten credit spreads across much of the fixed-income universe. In fact, by June 30, 2020, sentiment was nothing less than bullish and the broad market indexes had largely recovered losses from the first quarter. Through all this turmoil and volatility, the S&P 500® Index managed to deliver an annual return of approximately 7.5% for the 12-month period ended June 30, 2020. Meanwhile, the yield on 10-year U.S. Treasuries declined 144 basis points, reflecting both the Fed intervention and the uncertainties, ending June 30 at approximately 0.66%.

Looking ahead, the economy and markets remain unpredictable. For equities, investors should expect continued bouts of elevated volatility, which will likely be driven by reports on the virus, a possible vaccine, and the economic data. On the whole, however, the tenor of the market is much improved from the depths of the crisis even as earnings estimates remain vague at best.

Credit markets, too, remain unpredictable, though they have stabilized markedly. A wide range of outcomes are conceivable over the next year, but continued monetary intervention and fiscal stimulus, coupled with a regional approach to economic shutdowns, may well prevent credit spreads from returning to the elevated levels of March.

Regardless, whatever is in store for markets, you can be certain that the investment philosophies and resolve of Victory Capital's various independent investment franchises remain steadfast. We believe that our collective investment talent and their passively managed portfolios will be able to manage risks and excel in an environment that often creates short-term pricing dislocations that benefit astute investors.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

VictoryShares

VictoryShares US 500 Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US 500 Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -2.12% for the fiscal year ended June 30, 2020, compared to the Index's return of -1.82%. The Fund underperformed the S&P 500® Index, a market cap-based index against which the performance of the Fund is also measured, which returned 7.51% during the period.

Over the reporting period, much of the Fund's underperformance relative to the S&P 500® Index was driven by its underweight positions in the largest market cap names within the index. The well-known FAANG+M stocks, comprised of Facebook, Apple, Amazon, Netflix, Google, and Microsoft, combined to make up over 22% of the S&P 500® Index and contributed a positive 8.37% to that index's return. Within the Fund, FAANG+M stocks made up 1.49% of the portfolio and contributed 0.51% to its return.

From a sector perspective, the Fund's underweight positions in Energy and Real Estate, along with positive stock selection within Health Care, contributed positively to the Fund's performance relative to the Index. An underweight position to Information Technology and an overweight position to Financials detracted from relative performance. Stock selection within Information Technology and Consumer Discretionary also weighed on relative performance over the reporting period.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/1/14	7/1/14
	Net Asset Value	Market Price Value	Nasdaq Victory US Large Cap 500 Volatility Weighted Index[1]	S&P 500® Index[2]
One Year	–2.12%	–2.17%	–1.82%	7.51%
Three Year	6.19%	6.16%	6.55%	10.73%
Five Year	8.06%	8.06%	8.44%	10.73%
Ten Year	N/A	N/A	N/A	N/A
Since Inception	7.78%	7.77%	N/A	N/A
Expense Ratios
Gross	0.40%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US 500 Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Large Cap 500 Volatility Weighted Index consists of 500 of the largest U.S. stocks with consistent positive earnings. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US Small Cap Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US Small Cap Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap 500 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -11.00% for the fiscal year ended June 30, 2020 compared to the Index's return of -10.76%. The Russell 2000® Index, a market cap-based index against which the performance of the Fund is also measured, returned -6.63% during the period.

An underweight position to the Real Estate sector along with positive stock selection within the Communication Services sector contributed positively to the Fund's performance relative to the Russell 2000® Index over the fiscal year. An underweight position to Health Care and an overweight position to Financials detracted from the Fund's relative performance to the index, along with stock selection within Health Care and Information Technology.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/8/15	7/8/15
	Net Asset Value	Market Price Value	Nasdaq Victory US Small Cap 500 Volatility Weighted Index[1]	Russell 2000® Index[2]
One Year	–11.00%	–11.17%	–10.76%	–6.62%
Three Year	–0.39%	–0.44%	–0.08%	2.01%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	4.13%	4.09%	N/A	N/A
Expense Ratios
Gross	0.46%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US Small Cap Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Small Cap 500 Volatility Weighted Index consists of 500 of the largest U.S. small cap stocks with $3 billion or less of market value with consistent positive earnings. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares International Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares International Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory International 500 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -7.23% for the fiscal year ended June 30, 2020, compared to the Index's return of -7.02%. The MSCI EAFE Index, a market cap-based index against which the performance of the Fund is also measured, returned -5.13% during the period.

Fund exposure to the Energy and Financial sectors contributed positively to performance relative to the MSCI EAFE Index for the fiscal year. An underweight position to Health Care along with negative stock selection within the Consumer Discretionary and Utilities sectors detracted from the Fund's performance relative to the MSCI EAFE Index for the period.

From a country perspective, an underweight position in the Fund's stock selection in the United Kingdom contributed to relative performance, while an overweight position in stock selection in Canada detracted from the Fund's performance.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	8/20/15	8/20/15
	Net Asset Value	Market Price Value	Nasdaq Victory International 500 Volatility Weighted Index[1]	MSCI EAFE Index[2]
One Year	–7.23%	–7.35%	–7.02%	–5.13%
Three Year	0.07%	–0.04%	0.28%	0.81%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	2.14%	2.17%	N/A	N/A
Expense Ratios
Gross	0.73%
With Applicable Waivers	0.45%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares International Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory International 500 Volatility Weighted Index consists of 500 of the largest developed country stocks with consistent positive earnings. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across Developed Markets countries around the world. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares Emerging Market Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares Emerging Market Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory Emerging Market 500 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -12.35% for the fiscal year ended June 30, 2020, compared to the Index's return of -11.58%. The MSCI Emerging Markets Index, a market cap-based index against which the performance of the Fund is also measured, returned -3.39% during the period.

Stock selection within the Financial and Real Estate sectors contributed positively to Fund performance relative to the MSCI Emerging Markets Index over the reporting period. The Fund's underweight positions in the Communication Services and Information Technology sectors detracted from relative Fund performance along with its stock selection within Consumer Discretionary and Communication Services.

The Fund's underweight stock selection in Saudi Arabia along with stock selection within Brazil contributed to the Fund's performance relative to the MSCI Emerging Market Index. An underweight stock selection in China, along with negative stock selection within China, were the primary drivers of the Fund's underperformance relative to that index.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	3/22/16	3/22/16
	Net Asset Value	Market Price Value	Nasdaq Victory Emerging Market 500 Volatility Weighted Index[1]	MSCI Emerging Markets (Net) Index[2]
One Year	–12.35%	–12.58%	–11.58%	–3.39%
Three Year	–1.90%	–2.65%	–1.16%	1.90%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	1.84%	1.56%	N/A	N/A
Expense Ratios
Gross	1.41%
With Applicable Waivers	0.50%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares Emerging Market Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory Emerging Market 500 Volatility Weighted Index consists of 500 of the largest Emerging Market country stocks with consistent positive earnings. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2MSCI Emerging Markets (Net) Index is a float-adjusted market cap index covering over 2,700 securities in 21 markets that are currently classified as Emerging Market countries. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US Large Cap High Div Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US Large Cap High Div Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -12.78% for the fiscal year ended June 30, 2020 compared to the Index's return of -12.62%. The Russell 1000® Value Index, a market cap-based index against which the performance of the Fund is also measured, returned -8.84% during the period.

Stock selection within the Industrials sector, along with an underweight selection to the Real Estate sector, contributed positively to Fund performance relative to the Russell 1000® Value Index over the reporting period. Conversely, stock selection within the Utilities and the Consumer Discretionary sectors detracted from the Fund's relative performance.

The primary driver of the Fund's underperformance relative to the Index was the lackluster performance of high-dividend yielding stocks compared to low-dividend yielding stocks. The highest-yielding quartile of the Russell 1000® Value Index was down -15.24% over the reporting period versus -3.75% for the lowest-dividend yielding quartile. The Fund selects the 100 highest-dividend yielding stocks within that index.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/8/15	7/8/15
	Net Asset Value	Market Price Value	Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index[1]	Russell 1000® Value Index[2]
One Year	–12.78%	–12.94%	–12.61%	–8.84%
Three Year	1.13%	1.05%	1.47%	1.82%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	5.73%	5.69%	N/A	N/A
Expense Ratios
Gross	0.42%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US Large Cap High Div Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Large Cap High Dividend 100 Volatility Weighted Index consists of the highest 100 dividend yielding stocks of the Nasdaq Victory US Large Cap 500 Volatility Weighted Index. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2The Russell 1000® Value Index is made of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US Small Cap High Div Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US Small Cap High Div Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap High Dividend 100 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -13.61% for the fiscal year ended June 30, 2020, compared to the Index's return of -13.49%. The Russell 2000® Value Index, a market cap-based index against which the performance of the Fund is also measured, returned -17.48% during the period.

An overweight position in the Consumer Staples sector and an underweight position in the Energy sector contributed to the Fund's relative performance versus the Russell 2000® Value Index over the reporting period. Positive stock selection within the Communication Services and Consumer Staples sectors also contributed to relative performance. The largest detractors from the Fund's relative performance resulted from an underweight position in the Information Technology sector along with negative stock selection within the Consumer Discretionary sector.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/8/15	7/8/15
	Net Asset Value	Market Price Value	Nasdaq Victory US Small Cap High Dividend 100 Volatility Weighted Index[1]	Russell 2000® Value Index[2]
One Year	–13.61%	–13.69%	–13.49%	–17.48%
Three Year	0.31%	0.27%	0.55%	–4.35%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	4.43%	4.40%	N/A	N/A
Expense Ratios
Gross	0.44%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US Small Cap High Div Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Small Cap High Dividend 100 Volatility Weighted Index consists of the highest 100 dividend-yielding stocks of the Nasdaq Victory US Small Cap 500 Volatility Weighted Index. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2The Russell 2000® Index is an index measuring the performance of approximately 2,000 smallest-cap American companies in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. stocks. It is a market cap-weighted index. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares International High Div Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares International High Div Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory International High Dividend 100 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -19.22% for the fiscal year ended June 30, 2020, compared to the Index's return of -18.64%. The MSCI EAFE Index, a market cap-based index against which the performance of the Fund is also measured, returned -5.13% during the period.

The Fund held an underweight position in the Real Estate sector, along with an overweight position in the Materials sector, which contributed positively to the Fund's relative performance versus the MSCI EAFE Index over the reporting period. The Fund's underweight position in the Health Care sector, along with negative stock selection within the Communication Services sector, detracted from the Fund's relative performance.

From a country perspective, an underweight stock selection in Belgium contributed positively to the Fund's performance relative to the Index, while an underweight stock selection in Japan detracted from performance. Additionally, stock selection within Japan and the United Kingdom dragged on Fund performance over the reporting period.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	8/20/15	8/20/15
	Net Asset Value	Market Price Value	Nasdaq Victory International High Dividend 100 Volatility Weighted Index[1]	MSCI EAFE Index (Net)[2]
One Year	–19.22%	–19.88%	–18.64%	–5.13%
Three Year	–5.75%	–5.99%	–5.32%	0.81%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–2.62%	–2.67%	N/A	N/A
Expense Ratios
Gross	0.59%
With Applicable Waivers	0.45%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares International High Div Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory International High Dividend 100 Volatility Weighted Index consists of the highest 100 dividend-yielding stocks of the Nasdaq Victory International 500 Volatility Weighted Index. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2The MSCI EAFE Index (Net) is an equity index that captures large-cap and mid-cap representation across Developed Market countries around the world. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares Emerging Market High Div Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares Emerging Market High Div Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory Emerging Market High Dividend 100 Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -15.55% for the fiscal year ended June 30, 2020, compared to the Index's return of -14.88%. The MSCI Emerging Markets Index, a market cap-based index against which the performance of the Fund is also measured, returned -3.39% during the period.

Cash allocations, along with stock selection within the Real Estate sector, contributed positively to the Fund's performance relative to the MSCI Emerging Markets Index over the fiscal year. An underweight position to the Consumer Discretionary sector and an overweight position to the Utilities sector detracted from the Fund's relative performance to the index. Stock selection within the Communication Services and the Consumer Discretionary sectors also weighed on relative Fund performance.

The Fund held underweight stock positions in Brazil and India, along with an overweight stock position in Taiwan, contributing to the Fund's relative performance to the Index. Underweight stock positions in China and overweight stock positions in South Africa, detracted from performance relative to the Index. Additionally, stock selection within China and South Africa negatively impacted relative performance.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/26/17	10/26/17
	Net Asset Value	Market Price Value	Nasdaq Victory Em Mkt High Div. 100 Vol. Wtd Index[1]	MSCI Emerging Markets (Net) Index[2]
One Year	–15.55%	–16.75%	–14.88%	–3.39%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–4.40%	–4.65%	N/A	N/A
Expense Ratios
Gross	0.88%
With Applicable Waivers	0.51%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares Emerging Market High Div Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory Em Mkt High Div. 100 Vol. Wtd Index consists of the highest 100 dividend-yielding stocks of the Nasdaq Victory Emerging Market 500 Volatility Weighted Index. These stocks are then weighted based on their standard deviation (volatility). It is not possible to invest directly in an index.

2MSCI Emerging Market (Net) Index is a float-adjusted market cap index covering over 2,700 securities in 21 markets that are currently classified as Emerging Market countries. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares Dividend Accelerator ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares Dividend Accelerator ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory Dividend Accelerator Index (the "Index") before fees and expenses.

The Fund returned 2.23% for the fiscal year ended June 30, 2020, compared to the Index's return of 2.57%. The S&P 500® Index, a market cap-based index against which the performance of the Fund is also measured, returned 7.51% during the period.

The Fund held an underweight position in the Energy sector, which contributed positively to the Fund's performance relative to the S&P 500® Index over the fiscal year. Stock selection within the Consumer Staples and Industrials sectors also added to relative performance. An underweight position to the Information Technology sector, along with negative stock selection within the Information Technology and Communication Services sectors, detracted from Fund performance relative to that index.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	4/18/17	4/18/17
	Net Asset Value	Market Price Value	Nasdaq Victory Dividend Accelerator Index[1]	S&P 500® Index[2]
One Year	2.23%	2.12%	2.57%	7.51%
Three Year	10.21%	10.19%	10.61%	10.73%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	10.56%	10.55%	N/A	N/A
Expense Ratios
Gross	0.59%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares Dividend Accelerator ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory Dividend Accelerator Index utilizes a rules-based approach designed to identify dividend paying stocks with a higher likelihood of future dividend growth. It is not possible to invest directly in an index.

2The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US Multi-Factor Minimum Volatility ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US Multi-Factor Minimum Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Multi-Factor Minimum Volatility Index (the "Index") before fees and expenses.

The Fund returned 1.82% for the fiscal year ended June 30, 2020, compared to the Index's return of 2.14%. The S&P 500® Index, a market cap-based index against which the performance of the Fund is also measured, returned 7.51% during the period.

An underweight position in the Energy sector, along with stock selection within the Consumer Staples and Industrials sectors, contributed positively to the Fund's performance relative to the S&P 500® Index over the fiscal year. The Fund's underweight position in the Information Technology sector, along with stock selection in the Communication Services and Health Care sectors, detracted from Fund performance relative to that index.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	6/22/17	6/22/17
	Net Asset Value	Market Price Value	Nasdaq Victory US Multi-Factor Minimum Volatility Index[1]	S&P 500® Index[2]
One Year	1.82%	1.81%	2.14%	7.51%
Three Year	9.74%	9.67%	10.13%	10.73%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	9.46%	9.39%	N/A	N/A
Expense Ratios
Gross	0.48%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US Multi-Factor Minimum Volatility ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Multi-Factor Minimum Volatility Index utilizes a rules-based approach designed to generate investment returns with less volatility than the broader U.S. market. It is not possible to invest directly in an index.

2The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US 500 Enhanced Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US 500 Enhanced Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned 7.49% over the fiscal year ended June 30, 2020, compared to the Index's return of 7.92%. The Fund underperformed the S&P 500® Index, a market cap-based index against which the performance of the Fund is also measured, which returned 7.51% during the period.

The Index moves from equities to U.S. Treasury bills ("T-Bills") during periods of significant market decline ("Long/Cash" feature). The Long/Cash feature of the Index triggered and allocated to a 75% T-Bill position on March 2, 2020. The Index held that T-Bill position until April 1, 2020, at which time the T-Bill position went to 50% and held that position through the end of the reporting period. Due to the large market downturn, which occurred while the Index held the T-Bill position, the Long/Cash trigger was the key driver of the Fund's outperformance (before fees) versus the S&P 500® Index for the fiscal year.

The Fund's underweight positions in the Energy and Financials sectors contributed positively to the Fund's performance relative to the S&P 500® Index, while underweight positions in Information Technology and Consumer Discretionary detracted.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/1/14	7/1/14
	Net Asset Value	Market Price Value	Nasdaq Victory US Large Cap 500 Long/Cash Vol. Wtd. Index[1]	S&P 500® Index[2]
One Year	7.49%	7.46%	7.92%	7.51%
Three Year	7.07%	7.05%	7.48%	10.73%
Five Year	8.60%	8.59%	9.01%	10.73%
Ten Year	N/A	N/A	N/A	N/A
Since Inception	8.19%	8.18%	N/A	N/A
Expense Ratios
Gross	0.40%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US 500 Enhanced Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Large Cap 500 Long/Cash Volatility Weighted Index reduces its exposure to the equity markets during periods of significant market declines and reinvests when market prices have further declined or rebounded. It is not possible to invest directly in an index.

2The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US EQ Income Enhanced Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

The VictoryShares US EQ Income Enhanced Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap High Dividend 100 Long/Cash Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned 5.49% for the fiscal year ended June 30, 2020 compared to the Index's return of 5.79%. The Russell 1000® Value Index, a market cap-based index against which the performance of the Fund is also measured, returned -8.84% during the period.

The Index moves from equities to U.S. Treasury bills ("T-Bills") during periods of significant market decline ("Long/Cash" feature). The Long/Cash feature of the Index triggered and allocated to a 75% T-Bill position on March 2, 2020. The Index held that T-Bill position until April 1, 2020, at which time the T-Bill position went to 25% and held that position through the end of the reporting period. Due to the large market downturn, which occurred while the Index held the T-Bill position, the Long/Cash trigger was the key driver of the Fund's outperformance versus the S&P 500® Index for the fiscal year.

The Fund's underweight positions in the Financials and Energy sectors contributed positively to the Fund's performance relative to the Russell 1000® Value Index, while an overweight position in the Consumer Staples sector and an underweight position in the Health Care sector detracted from the Fund's relative performance over the reporting period.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/1/14	7/1/14
	Net Asset Value	Market Price Value	Nasdaq Victory US Large Cap High Div. 100 Long/Cash Vol. Wtd Index[1]	Russell 1000® Value Index[2]
One Year	5.49%	5.41%	5.79%	–8.84%
Three Year	5.69%	5.66%	6.08%	1.82%
Five Year	8.98%	8.97%	9.42%	4.64%
Ten Year	N/A	N/A	N/A	N/A
Since Inception	8.10%	8.08%	N/A	N/A
Expense Ratios
Gross	0.40%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US EQ Income Enhanced Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Large Cap High Dividend 100 Long/Cash Volatility Weighted Index reduces its exposure to the equity markets during periods of significant market declines and reinvests when market prices have further declined or rebounded. It is not possible to invest directly in an index.

2The Russell 1000® Value Index is made of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares US Discovery Enhanced Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares US Discovery Enhanced Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned 5.00% for the fiscal year ended June 30, 2020, compared to the Index's return of 5.58%. The Russell 2000® Index, a market cap-based index against which the performance of the Fund is also measured, returned -6.63% during the period.

The Index moves from equities to U.S. Treasury bills ("T-Bills") during periods of significant market decline ("Long/Cash" feature). The Long/Cash feature of the Index was triggered multiple times during the fiscal year, with the first trigger resulting in an allocation to a 75% T-Bill position on September 1, 2019, and a subsequent reallocation to 100% equities October 1, 2019. The Index triggered an allocation to a 75% T-Bill position on March 2, 2020. The Index held that T-Bill position until April 1, 2020, at which time the T-Bill position went to 25% and held that position through the end of the reporting period. Due to the large market downturn, which occurred while the Index held the T-Bill position, the Long/Cash trigger was the key driver of the Fund's outperformance versus the S&P 500® Index for the fiscal year.

The Fund's overweight position in the Consumer Discretionary sector and underweight position in the Real Estate sector contributed positively to Fund performance relative to the Russell 2000® Index. The Fund's underweight positions in the Health Care and Information Technology sectors detracted from relative performance over the reporting period.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	7/31/14	7/31/14
	Net Asset Value	Market Price Value	Nasdaq Victory US Small Cap 500 Long/Cash Vol. Wtd. Index[1]	Russell 2000® Index[2]
One Year	5.00%	5.04%	5.58%	–6.62%
Three Year	–0.54%	–0.53%	–0.10%	2.01%
Five Year	1.18%	1.19%	1.61%	4.29%
Ten Year	N/A	N/A	N/A	N/A
Since Inception	3.12%	3.11%	N/A	N/A
Expense Ratios
Gross	0.42%
With Applicable Waivers	0.35%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares US Discovery Enhanced Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory US Small Cap 500 Long/Cash Volatility Weighted Index reduces its exposure to the equity markets during periods of significant market declines and reinvests when market prices have further declined or rebounded. It is not possible to invest directly in an index.

2The Russell 2000® Index is a market cap-weighted index composed of 2,000 U.S. small-cap common stocks. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

VictoryShares

VictoryShares Developed Enhanced Volatility Wtd ETF

Portfolio Review
June 30, 2020 (Unaudited)

VictoryShares Developed Enhanced Volatility Wtd ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory International 500 Long/Cash Volatility Weighted Index (the "Index") before fees and expenses.

The Fund returned -14.55% for the fiscal year ended June 30, 2020, compared to the Index's return of -14.14%. The MSCI EAFE Index, a market cap-based index against which the performance of the Fund is also measured, returned -5.13% during the period.

The Index moves from equities to U.S. Treasury bills ("T-Bills") during periods of significant market decline ("Long/Cash" feature). The Long/Cash feature of the Index narrowly missed triggering in February following the large market downturn. The Index went on to trigger in late March, allocating to a 50% T-Bill position on April 1, 2020. The Index held the 50% T-Bill position through the end of the reporting period. The Fund's allocation to T-Bills while the market mounted a significant comeback was the key driver of underperformance relative to the MSCI EAFE Index for the fiscal year.

The Fund's underweight position in the Energy sector, along with stock selection in the Financials sector, contributed positively to relative Fund performance over the reporting period. Negative stock selection in the Consumer Discretionary sector, along with an underweight to the Information Technology sector, detracted from relative Fund performance.

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	9/30/14	9/30/14
	Net Asset Value	Market Price Value	Nasdaq Victory International 500 Long/Cash Volatility Wtd Index[1]	MSCI EAFE Index (Net)[2]
One Year	–14.55%	–14.51%	–14.14%	–5.13%
Three Year	–3.51%	–3.88%	–3.06%	0.81%
Five Year	–3.16%	–3.39%	–2.57%	2.05%
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–2.46%	–2.50%	N/A	N/A
Expense Ratios
Gross	0.56%
With Applicable Waivers	0.45%

Portfolio Holdings:

(As a Percentage of Total Investments)

VictoryShares

VictoryShares Developed Enhanced Volatility Wtd ETF (continued)

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through October 31, 2020.

Comparison of the Change in Value of a $10,000 Investment

1The Nasdaq Victory International 500 Long/Cash Volatility Weighted Index reduces its exposure to the equity markets during periods of significant market declines and reinvests when the market prices have further declined or rebounded. It is not possible to invest directly in an index.

2The MSCI EAFE Index (Net) is an equity index that captures large-cap and mid-cap representation across Developed Markets countries around the world. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is no guarantee of future results.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (4.6%):
Activision Blizzard, Inc.	20,266	$1,538,189
Alphabet, Inc., Class A (a)	1,048	1,486,116
AT&T, Inc.	51,366	1,552,794
Cable One, Inc.	926	1,643,511
Charter Communications, Inc., Class A (a)	3,579	1,825,434
Comcast Corp., Class A	39,178	1,527,158
Discovery, Inc., Class A (a) (b)	41,569	877,106
DISH Network Corp., Class A (a)	30,895	1,066,186
Electronic Arts, Inc. (a)	13,351	1,762,999
Facebook, Inc., Class A (a)	6,748	1,532,269
Fox Corp., Class A	42,453	1,138,589
GCI Liberty, Inc., Class A (a)	23,111	1,643,654
Netflix, Inc. (a)	2,594	1,180,374
Omnicom Group, Inc.	25,025	1,366,365
Sirius XM Holdings, Inc. (b)	280,963	1,649,253
Take-Two Interactive Software, Inc. (a)	9,972	1,391,792
The New York Times Co. Class A	26,294	1,105,137
The Walt Disney Co.	11,809	1,316,822
T-Mobile U.S., Inc. (a)	14,533	1,513,612
Twitter, Inc. (a)	22,771	678,348
Verizon Communications, Inc.	41,672	2,297,378
		30,093,086
Consumer Discretionary (10.9%):
Advance Auto Parts, Inc. (b)	8,907	1,268,802
Amazon.com, Inc. (a)	802	2,212,574
Aptiv PLC	13,318	1,037,739
Aramark	36,494	823,670
AutoZone, Inc. (a)	1,541	1,738,433
Best Buy Co., Inc.	12,493	1,090,264
Booking Holdings, Inc. (a)	786	1,251,579
BorgWarner, Inc. (b)	31,180	1,100,654
Bright Horizons Family Solutions, Inc. (a)	10,074	1,180,673
Burlington Stores, Inc. (a)	4,522	890,517
CarMax, Inc. (a) (b)	14,498	1,298,296
Chipotle Mexican Grill, Inc. (a)	1,573	1,655,362
Columbia Sportswear Co. (b)	16,234	1,308,136
D.R. Horton, Inc.	25,239	1,399,503
Darden Restaurants, Inc.	14,051	1,064,644
Dollar General Corp.	10,133	1,930,437
Dollar Tree, Inc. (a)	13,174	1,220,966
Domino's Pizza, Inc.	2,382	880,006
Dunkin' Brands Group, Inc.	24,868	1,622,140
eBay, Inc.	34,973	1,834,334
Etsy, Inc. (a) (b)	11,897	1,263,818
Garmin Ltd.	16,261	1,585,447
Gentex Corp.	49,074	1,264,637
Genuine Parts Co.	17,657	1,535,453

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Hasbro, Inc.	11,925	$893,779
Hilton Worldwide Holdings, Inc.	14,788	1,086,179
Hyatt Hotels Corp., Class A (b)	18,239	917,239
Kohl's Corp.	19,075	396,188
Las Vegas Sands Corp.	18,893	860,387
Lear Corp.	8,945	975,184
Lennar Corp., Class A	21,636	1,333,210
Levi Strauss & Co., Class A (b)	53,211	713,027
LKQ Corp. (a)	37,913	993,321
Lowe's Cos., Inc.	12,355	1,669,408
Marriott International, Inc., Class A	10,292	882,333
McDonald's Corp.	9,838	1,814,816
Mohawk Industries, Inc. (a)	7,423	755,364
Nike, Inc., Class B	16,718	1,639,200
Norwegian Cruise Line Holdings Ltd. (a)	26,420	434,081
NVR, Inc. (a)	339	1,104,716
O'Reilly Automotive, Inc. (a)	3,956	1,668,127
Planet Fitness, Inc., Class A (a)	14,995	908,247
Pool Corp.	6,774	1,841,647
PulteGroup, Inc.	31,898	1,085,489
Ralph Lauren Corp.	8,205	595,027
Ross Stores, Inc.	13,667	1,164,975
Royal Caribbean Cruises Ltd. (b)	12,250	616,175
Service Corp. International	38,985	1,516,126
Starbucks Corp.	19,202	1,413,075
Tapestry, Inc.	30,318	402,623
Target Corp.	8,692	1,042,432
The Home Depot, Inc.	7,700	1,928,927
The TJX Cos., Inc.	23,134	1,169,655
Tractor Supply Co.	15,240	2,008,479
Ulta Beauty, Inc. (a)	2,643	537,639
VF Corp.	16,518	1,006,607
Whirlpool Corp. (b)	8,756	1,134,165
Yum China Holdings, Inc.	23,314	1,120,704
Yum! Brands, Inc.	19,302	1,677,537
		71,764,172
Consumer Staples (7.6%):
Archer-Daniels-Midland Co.	39,362	1,570,544
Brown-Forman Corp., Class B	27,103	1,725,377
Campbell Soup Co.	41,603	2,064,757
Casey's General Stores, Inc.	9,162	1,369,902
Church & Dwight Co., Inc.	24,353	1,882,487
Colgate-Palmolive Co.	24,544	1,798,093
Conagra Brands, Inc.	32,093	1,128,711
Costco Wholesale Corp.	6,612	2,004,825
General Mills, Inc.	35,687	2,200,103
Hormel Foods Corp. (b)	41,609	2,008,466
Ingredion, Inc.	16,080	1,334,640
Kellogg Co.	22,966	1,517,134
Kimberly-Clark Corp.	13,076	1,848,293

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Lamb Weston Holdings, Inc.	15,061	$962,850
McCormick & Co., Inc.	11,134	1,997,551
Mondelez International, Inc., Class A	33,370	1,706,208
Monster Beverage Corp. (a)	23,877	1,655,154
PepsiCo, Inc.	16,399	2,168,931
Philip Morris International, Inc.	15,700	1,099,942
Sysco Corp.	27,731	1,515,776
The Clorox Co.	11,192	2,455,189
The Coca-Cola Co.	36,376	1,625,280
The Estee Lauder Cos., Inc., Class A	6,440	1,215,099
The Hershey Co.	11,637	1,508,388
The J.M. Smucker Co.	15,028	1,590,113
The Kraft Heinz Co.	41,609	1,326,911
The Kroger Co.	41,413	1,401,830
Tyson Foods, Inc., Class A	17,368	1,037,043
U.S. Foods Holding Corp. (a)	45,041	888,209
Walgreens Boots Alliance, Inc.	27,437	1,163,054
Walmart, Inc.	19,869	2,379,909
		50,150,769
Energy (1.6%):
Cabot Oil & Gas Corp.	67,670	1,162,571
ConocoPhillips	21,019	883,218
Continental Resources, Inc. (b)	30,179	529,038
EOG Resources, Inc.	13,792	698,703
Exxon Mobil Corp.	27,636	1,235,882
HollyFrontier Corp.	27,206	794,415
Kinder Morgan, Inc.	92,718	1,406,532
ONEOK, Inc. (b)	22,688	753,695
Phillips 66	17,197	1,236,464
The Williams Cos., Inc.	71,795	1,365,541
Valero Energy Corp.	15,828	931,003
		10,997,062
Financials (16.8%):
Aflac, Inc.	39,990	1,440,840
Alleghany Corp.	2,290	1,120,131
Ally Financial, Inc.	42,953	851,758
American Express Co.	13,953	1,328,326
American Financial Group, Inc.	19,359	1,228,522
American International Group, Inc.	32,304	1,007,239
Ameriprise Financial, Inc.	7,942	1,191,618
Arch Capital Group Ltd. (a)	40,957	1,173,418
Ares Management Corp., Class A	30,016	1,191,635
Arthur J. Gallagher & Co.	19,210	1,872,784
Athene Holding Ltd., Class A (a)	30,285	944,589
Bank of America Corp.	48,315	1,147,481
Berkshire Hathaway, Inc., Class B (a)	10,818	1,931,121
BlackRock, Inc., Class A	3,068	1,669,268
Brown & Brown, Inc. (b)	37,768	1,539,424
Capital One Financial Corp.	14,870	930,713
See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Cboe Global Markets, Inc.	13,454	$1,254,989
Chubb Ltd.	11,040	1,397,885
Cincinnati Financial Corp.	17,249	1,104,453
Citigroup, Inc.	20,359	1,040,345
Citizens Financial Group, Inc.	38,073	960,963
CME Group, Inc.	7,265	1,180,853
Comerica, Inc.	22,067	840,753
Commerce Bancshares, Inc., Class C	28,373	1,687,343
Credit Acceptance Corp. (a) (b)	3,188	1,335,804
Discover Financial Services	18,235	913,391
East West Bancorp, Inc.	23,984	869,180
Erie Indemnity Co. Class A	7,706	1,478,781
Everest Re Group Ltd.	7,074	1,458,659
FactSet Research Systems, Inc.	5,055	1,660,416
Fidelity National Financial, Inc.	48,040	1,472,906
Fifth Third Bancorp	52,265	1,007,669
First American Financial Corp.	30,493	1,464,274
First Republic Bank	14,179	1,502,833
Franklin Resources, Inc. (b)	52,629	1,103,630
Globe Life, Inc.	19,161	1,422,321
Huntington Bancshares, Inc.	112,894	1,019,997
Intercontinental Exchange, Inc.	17,849	1,634,968
Invesco Ltd.	74,730	804,095
Jefferies Financial Group, Inc.	58,683	912,521
JPMorgan Chase & Co.	13,484	1,268,305
KeyCorp	75,534	920,004
KKR & Co., Inc.	40,113	1,238,689
Loews Corp.	34,901	1,196,755
LPL Financial Holdings, Inc.	14,404	1,129,274
M&T Bank Corp.	9,522	990,002
Markel Corp. (a)	1,542	1,423,528
MarketAxess Holdings, Inc.	2,974	1,489,736
Marsh & McLennan Cos., Inc.	17,370	1,865,017
MetLife, Inc.	35,205	1,285,687
Moody's Corp.	5,915	1,625,028
Morgan Stanley (b)	28,923	1,396,981
Morningstar, Inc.	10,617	1,496,678
MSCI, Inc.	3,993	1,332,943
Nasdaq, Inc.	15,165	1,811,762
Northern Trust Corp.	14,543	1,153,842
Old Republic International Corp.	81,476	1,328,874
People's United Financial, Inc.	99,695	1,153,471
Principal Financial Group, Inc.	28,132	1,168,603
Prosperity Bancshares, Inc.	20,907	1,241,458
Prudential Financial, Inc.	16,679	1,015,751
Raymond James Financial, Inc.	15,243	1,049,176
Regions Financial Corp.	91,102	1,013,054
Reinsurance Group of America, Inc.	12,434	975,323
RenaissanceRe Holdings Ltd.	9,323	1,594,512
S&P Global, Inc.	5,518	1,818,070

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Santander Consumer USA Holdings, Inc. (b)	52,616	$968,661
SEI Investments Co.	24,749	1,360,700
Signature Bank	11,231	1,200,819
State Street Corp.	15,916	1,011,462
SVB Financial Group (a)	4,248	915,571
Synchrony Financial	46,144	1,022,551
T. Rowe Price Group, Inc.	12,089	1,492,992
TCF Financial Corp.	33,762	993,278
The Allstate Corp.	16,052	1,556,883
The Bank of New York Mellon Corp.	33,640	1,300,186
The Blackstone Group, Inc., Class A (b)	22,122	1,253,433
The Charles Schwab Corp.	24,567	828,891
The Goldman Sachs Group, Inc.	7,223	1,427,409
The Hartford Financial Services Group, Inc.	34,784	1,340,923
The PNC Financial Services Group, Inc.	11,773	1,238,637
The Progressive Corp.	18,616	1,491,328
The Travelers Cos., Inc.	13,545	1,544,807
Tradeweb Markets, Inc., Class A	22,302	1,296,638
Truist Financial Corp.	31,374	1,178,094
U.S. Bancorp	37,055	1,364,365
Voya Financial, Inc.	24,791	1,156,500
W.R. Berkley Corp.	23,743	1,360,236
Wells Fargo & Co.	35,724	914,534
Zions Bancorp NA (b)	30,530	1,038,020
		113,337,337
Health Care (13.8%):
Abbott Laboratories	21,685	1,982,660
AbbVie, Inc.	12,631	1,240,112
ABIOMED, Inc. (a)	3,802	918,411
Agilent Technologies, Inc.	18,876	1,668,072
Alexion Pharmaceuticals, Inc. (a)	9,071	1,018,129
Align Technology, Inc. (a) (b)	3,058	839,238
Amedisys, Inc. (a)	6,184	1,227,771
AmerisourceBergen Corp.	13,816	1,392,238
Amgen, Inc.	6,959	1,641,350
Anthem, Inc.	4,323	1,136,863
Baxter International, Inc.	17,452	1,502,617
Biogen, Inc. (a)	2,386	638,374
Bio-Techne Corp.	7,422	1,959,927
Boston Scientific Corp. (a)	35,765	1,255,709
Bruker Corp.	24,254	986,653
Centene Corp. (a)	17,302	1,099,542
Cerner Corp. (b)	24,264	1,663,298
Charles River Laboratories International, Inc. (a)	8,055	1,404,389
Chemed Corp.	3,774	1,702,338
Cigna Corp.	5,558	1,042,959
CVS Health Corp.	21,771	1,414,462
Danaher Corp.	10,855	1,919,490
DaVita, Inc. (a)	13,855	1,096,485
DENTSPLY SIRONA, Inc.	32,501	1,431,994

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Edwards Lifesciences Corp. (a)	17,763	$1,227,601
Eli Lilly & Co.	12,201	2,003,159
Encompass Health Corp.	16,458	1,019,244
Exelixis, Inc. (a)	43,044	1,021,865
HCA Healthcare, Inc.	9,650	936,629
Henry Schein, Inc. (a)	23,893	1,395,112
Hill-Rom Holdings, Inc.	16,695	1,832,777
Humana, Inc.	3,397	1,317,187
IDEXX Laboratories, Inc. (a)	4,871	1,608,209
Illumina, Inc. (a)	3,584	1,327,334
Incyte Corp. (a)	13,866	1,441,648
Insulet Corp. (a)	4,086	793,746
Intuitive Surgical, Inc. (a)	2,395	1,364,743
IQVIA Holdings, Inc. (a)	9,817	1,392,836
Jazz Pharmaceuticals PLC (a)	10,605	1,170,156
Johnson & Johnson	13,681	1,923,959
Laboratory Corp. of America Holdings (a)	9,810	1,629,539
Masimo Corp. (a)	8,832	2,013,608
Medtronic PLC	18,853	1,728,820
Merck & Co., Inc.	21,942	1,696,775
Mettler-Toledo International, Inc. (a)	1,920	1,546,656
Molina Healthcare, Inc. (a)	7,199	1,281,278
Penumbra, Inc. (a) (b)	5,534	989,590
PerkinElmer, Inc.	15,796	1,549,430
PRA Health Sciences, Inc. (a)	12,593	1,225,173
Quest Diagnostics, Inc.	18,269	2,081,935
Regeneron Pharmaceuticals, Inc. (a)	2,394	1,493,018
ResMed, Inc.	8,216	1,577,472
Stryker Corp.	8,283	1,492,514
Teleflex, Inc.	4,133	1,504,329
The Cooper Cos., Inc. (b)	5,302	1,503,859
Thermo Fisher Scientific, Inc.	4,817	1,745,392
UnitedHealth Group, Inc.	4,627	1,364,734
Universal Health Services, Inc., Class B	11,044	1,025,877
Varian Medical Systems, Inc. (a)	9,881	1,210,620
Veeva Systems, Inc., Class A (a)	7,089	1,661,803
Vertex Pharmaceuticals, Inc. (a)	5,731	1,663,766
Waters Corp. (a)	7,515	1,355,706
West Pharmaceutical Services, Inc.	9,602	2,181,286
Zimmer Biomet Holdings, Inc.	10,405	1,241,941
Zoetis, Inc.	11,617	1,591,994
		92,316,401
Industrials (15.3%):
3M Co.	9,065	1,414,049
Alaska Air Group, Inc.	24,672	894,607
Allegion PLC	13,091	1,338,162
AMERCO, Inc.	3,899	1,178,239
American Airlines Group, Inc. (b)	41,625	544,039
AMETEK, Inc.	18,748	1,675,509
AO Smith Corp.	32,105	1,512,788

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
C.H. Robinson Worldwide, Inc. (b)	16,459	$1,301,249
Carlisle Cos., Inc.	9,437	1,129,326
Caterpillar, Inc.	10,293	1,302,065
Cintas Corp.	5,348	1,424,493
Copart, Inc. (a)	17,761	1,478,958
CoStar Group, Inc. (a)	1,707	1,213,114
CSX Corp.	19,243	1,342,007
Cummins, Inc.	8,865	1,535,950
Deere & Co.	7,874	1,237,399
Delta Air Lines, Inc.	29,206	819,228
Donaldson Co., Inc.	29,824	1,387,412
Dover Corp.	13,880	1,340,253
Eaton Corp. PLC	14,765	1,291,642
Emerson Electric Co.	21,379	1,326,139
Enphase Energy, Inc. (a)	7,165	340,839
Expeditors International of Washington, Inc.	20,065	1,525,742
Fastenal Co.	29,318	1,255,983
Fortive Corp.	19,944	1,349,411
Fortune Brands Home & Security, Inc.	20,948	1,339,206
Generac Holdings, Inc. (a)	9,839	1,199,669
General Dynamics Corp.	10,697	1,598,774
Graco, Inc.	28,900	1,386,911
HD Supply Holdings, Inc. (a)	41,318	1,431,669
HEICO Corp.	10,694	1,065,657
Honeywell International, Inc.	9,957	1,439,683
Hubbell, Inc.	11,638	1,458,940
Huntington Ingalls Industries, Inc.	6,332	1,104,871
IDEX Corp.	10,635	1,680,755
Illinois Tool Works, Inc.	8,510	1,487,974
Ingersoll Rand, Inc. (a) (b)	32,829	923,151
J.B. Hunt Transport Services, Inc.	13,034	1,568,512
Kansas City Southern	9,024	1,347,193
Knight-Swift Transportation Holdings, Inc.	28,729	1,198,287
L3Harris Technologies, Inc.	7,240	1,228,411
Lennox International, Inc. (b)	6,188	1,441,742
Lockheed Martin Corp.	4,997	1,823,505
Masco Corp.	31,107	1,561,882
Nordson Corp.	9,525	1,806,989
Norfolk Southern Corp.	6,885	1,208,799
Old Dominion Freight Line, Inc.	10,183	1,726,934
Owens Corning, Inc.	19,908	1,110,070
PACCAR, Inc.	20,452	1,530,832
Parker-Hannifin Corp.	6,095	1,117,031
Quanta Services, Inc.	32,813	1,287,254
Raytheon Technologies Corp.	12,470	768,401
Republic Services, Inc.	24,578	2,016,625
Robert Half International, Inc.	25,763	1,361,059
Rockwell Automation, Inc.	6,124	1,304,412
Rollins, Inc. (b)	36,841	1,561,690
Roper Technologies, Inc.	4,649	1,805,021

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Snap-on, Inc.	10,468	$1,449,923
Southwest Airlines Co.	30,657	1,047,856
Spirit AeroSystems Holdings, Inc., Class A (b)	19,542	467,835
Stanley Black & Decker, Inc.	7,469	1,041,029
Teledyne Technologies, Inc. (a)	4,342	1,350,145
Textron, Inc.	25,178	828,608
The Middleby Corp. (a) (b)	11,083	874,892
The Toro Co.	23,554	1,562,572
Trane Technologies PLC	16,432	1,462,119
TransDigm Group, Inc.	2,082	920,348
TransUnion	15,767	1,372,360
Trex Co., Inc. (a) (b)	9,046	1,176,613
Union Pacific Corp.	8,037	1,358,816
United Airlines Holdings, Inc. (a)	19,155	662,955
United Rentals, Inc. (a)	6,350	946,404
Verisk Analytics, Inc.	12,165	2,070,483
W.W. Grainger, Inc.	4,373	1,373,822
Waste Management, Inc.	17,870	1,892,612
Watsco, Inc.	11,385	2,023,114
Woodward, Inc.	13,411	1,040,023
XPO Logistics, Inc. (a)	10,268	793,203
Xylem, Inc.	16,914	1,098,733
		102,864,977
Information Technology (16.7%):
Accenture PLC, Class A	9,565	2,053,797
Adobe, Inc. (a)	3,985	1,734,710
Advanced Micro Devices, Inc. (a)	15,557	818,454
Akamai Technologies, Inc. (a)	16,404	1,756,704
Amphenol Corp., Class A	15,918	1,525,103
Analog Devices, Inc.	10,280	1,260,739
ANSYS, Inc. (a)	5,030	1,467,402
Apple, Inc.	4,678	1,706,534
Applied Materials, Inc.	15,717	950,093
Arista Networks, Inc. (a)	3,983	836,549
Aspen Technology, Inc. (a)	8,751	906,691
Automatic Data Processing, Inc.	10,456	1,556,794
Black Knight, Inc. (a)	23,767	1,724,534
Booz Allen Hamilton Holdings Corp.	20,385	1,585,749
Broadcom, Inc.	4,055	1,279,799
Broadridge Financial Solutions, Inc.	13,730	1,732,589
CACI International, Inc., Class A (a)	5,606	1,215,829
Cadence Design Systems, Inc. (a)	17,500	1,679,300
CDW Corp.	10,416	1,210,131
Ciena Corp. (a)	22,906	1,240,589
Cisco Systems, Inc.	30,385	1,417,156
Citrix Systems, Inc.	16,697	2,469,652
Cognex Corp.	20,366	1,216,258
Cognizant Technology Solutions Corp., Class A	23,716	1,347,543
Corning, Inc.	48,615	1,259,129
Dell Technologies, Inc., Class C (a)	22,507	1,236,535

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Dolby Laboratories, Inc., Class A	19,823	$1,305,741
Entegris, Inc. (b)	20,550	1,213,478
EPAM Systems, Inc. (a)	4,802	1,210,152
Euronet Worldwide, Inc. (a)	9,829	941,815
F5 Networks, Inc. (a)	10,153	1,416,140
Fair Isaac Corp. (a)	2,685	1,122,437
Fiserv, Inc. (a)	13,190	1,287,608
FleetCor Technologies, Inc. (a)	4,729	1,189,485
FLIR Systems, Inc.	23,615	958,061
Fortinet, Inc. (a)	10,413	1,429,393
Gartner, Inc. (a)	7,938	963,118
Genpact Ltd.	37,774	1,379,506
Global Payments, Inc.	8,152	1,382,742
Intel Corp.	21,005	1,256,729
International Business Machines Corp.	11,208	1,353,590
Jack Henry & Associates, Inc.	11,008	2,025,801
Juniper Networks, Inc.	65,362	1,494,176
Keysight Technologies, Inc. (a)	9,848	992,481
KLA Corp.	6,172	1,200,331
Lam Research Corp.	3,052	987,200
Leidos Holdings, Inc.	12,360	1,157,761
Mastercard, Inc., Class A	4,694	1,388,016
Maxim Integrated Products, Inc.	21,469	1,301,236
Microchip Technology, Inc. (b)	10,511	1,106,913
Micron Technology, Inc. (a)	14,267	735,036
Microsoft Corp.	9,194	1,871,071
MKS Instruments, Inc.	7,673	868,891
Monolithic Power Systems, Inc.	6,371	1,509,926
Motorola Solutions, Inc.	9,236	1,294,241
NetApp, Inc.	17,858	792,359
NortonLifeLock, Inc.	28,429	563,747
NVIDIA Corp.	3,067	1,165,184
Oracle Corp.	29,936	1,654,563
Paychex, Inc.	23,181	1,755,961
Paycom Software, Inc. (a)	3,007	931,358
Paylocity Holding Corp. (a)	6,769	987,529
PayPal Holdings, Inc. (a)	11,277	1,964,792
Qorvo, Inc. (a)	8,276	914,746
QUALCOMM, Inc.	13,599	1,240,365
RealPage, Inc. (a)	15,788	1,026,378
Seagate Technology PLC	24,383	1,180,381
Skyworks Solutions, Inc.	9,648	1,233,593
SS&C Technologies Holdings, Inc.	17,425	984,164
SYNNEX Corp.	6,646	795,991
Synopsys, Inc. (a)	8,754	1,707,030
TE Connectivity Ltd.	17,360	1,415,708
Teradyne, Inc. (b)	14,199	1,199,957
Texas Instruments, Inc.	10,225	1,298,268
The Trade Desk, Inc., Class A (a) (b)	2,099	853,244
The Western Union Co. (b)	61,630	1,332,441

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Trimble, Inc. (a)	30,905	$1,334,787
Tyler Technologies, Inc. (a)	5,395	1,871,418
Ubiquiti, Inc. (b)	4,453	777,316
Universal Display Corp.	4,869	728,500
VeriSign, Inc. (a)	7,922	1,638,507
Visa, Inc., Class A	8,499	1,641,752
VMware, Inc., Class A (a) (b)	7,588	1,175,078
WEX, Inc. (a)	5,694	939,567
Xerox Holdings Corp.	31,547	482,354
Xilinx, Inc.	10,978	1,080,125
Zebra Technologies Corp. (a)	3,984	1,019,705
Zoom Video Communications, Inc., Class A (a) (b)	6,114	1,550,144
		112,768,450
Materials (4.7%):
Air Products & Chemicals, Inc.	6,798	1,641,445
Albemarle Corp. (b)	9,783	755,345
AptarGroup, Inc.	18,724	2,096,714
Axalta Coating Systems Ltd. (a)	46,647	1,051,890
Ball Corp.	17,895	1,243,524
Celanese Corp.	13,950	1,204,443
CF Industries Holdings, Inc.	29,301	824,530
Crown Holdings, Inc. (a)	18,247	1,188,427
Eastman Chemical Co.	17,506	1,219,118
Ecolab, Inc.	8,997	1,789,953
International Flavors & Fragrances, Inc.	7,948	973,312
International Paper Co.	32,963	1,160,627
LyondellBasell Industries NV, Class A	14,741	968,779
Martin Marietta Materials, Inc. (b)	6,175	1,275,570
Nucor Corp.	29,563	1,224,204
Packaging Corp. of America	15,163	1,513,267
PPG Industries, Inc.	15,247	1,617,097
Reliance Steel & Aluminum Co.	11,025	1,046,603
Royal Gold, Inc.	11,030	1,371,250
RPM International, Inc.	24,575	1,844,600
Steel Dynamics, Inc.	36,632	955,729
The Sherwin-Williams Co.	2,848	1,645,717
Vulcan Materials Co.	13,480	1,561,658
Westlake Chemical Corp.	15,259	818,645
Westrock Co.	28,922	817,336
		31,809,783
Real Estate (0.3%):
CBRE Group, Inc., Class A (a)	25,245	1,141,579
Jones Lang LaSalle, Inc.	8,235	851,993
		1,993,572
Utilities (7.3%):
Alliant Energy Corp.	41,403	1,980,720
Ameren Corp.	28,589	2,011,522
American Electric Power Co., Inc.	23,827	1,897,582

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
American Water Works Co., Inc.	15,984	$2,056,501
Atmos Energy Corp.	20,612	2,052,543
CenterPoint Energy, Inc.	65,151	1,216,369
CMS Energy Corp.	33,678	1,967,469
Consolidated Edison, Inc.	25,881	1,861,620
DTE Energy Co.	17,885	1,922,638
Duke Energy Corp.	24,942	1,992,616
Edison International	18,701	1,015,651
Entergy Corp.	18,495	1,735,016
Essential Utilities, Inc.	36,349	1,535,382
Evergy, Inc.	35,652	2,113,807
Eversource Energy	25,641	2,135,127
Exelon Corp.	42,271	1,534,015
MDU Resources Group, Inc.	69,255	1,536,076
NextEra Energy, Inc.	8,111	1,948,019
NRG Energy, Inc.	42,270	1,376,311
OGE Energy Corp.	54,362	1,650,430
Pinnacle West Capital Corp.	21,887	1,604,098
PPL Corp.	56,386	1,457,014
Public Service Enterprise Group, Inc.	41,234	2,027,063
Sempra Energy	14,503	1,700,187
The Southern Co.	32,217	1,670,451
Vistra Corp.	68,109	1,268,190
WEC Energy Group, Inc.	22,562	1,977,559
Xcel Energy, Inc.	32,367	2,022,938
		49,266,914
Total Common Stocks (Cost $642,690,854)		667,362,523
Rights (0.0%) (c)
Communication Services (0.0%): (c)
T-Mobile U.S., Inc., Expires 7/28/20 (a)	14,605	2,454
Total Rights (Cost $—)		2,454
Collateral for Securities Loaned^ (4.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	453,361	453,361
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	13,721,293	13,721,293
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	3,152,665	3,152,665
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	1,804,045	1,804,045
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	8,111,340	8,111,340
Total Collateral for Securities Loaned (Cost $27,242,704)		27,242,704
Total Investments (Cost $669,933,558) — 103.7%		694,607,681
Liabilities in excess of other assets — (3.7)%		(24,602,814)
NET ASSETS — 100.00%		$670,004,867

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	15	9/18/20	$2,269,873	$2,317,650	$47,777
	Total unrealized appreciation				$47,777
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$47,777

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (2.3%):
Cargurus, Inc. (a)	1,020	$25,857
Cumulus Media, Inc., Class A (a) (b)	2,242	8,856
John Wiley & Sons, Inc., Class A	1,465	57,135
MSG Networks, Inc., Class A (a) (b)	2,503	24,905
QuinStreet, Inc. (a)	1,659	17,353
Sciplay Corp., Class A (a)	2,917	43,259
Shenandoah Telecommunications Co.	645	31,792
TechTarget, Inc. (a)	1,394	41,862
Telephone & Data Systems, Inc.	1,379	27,415
The Marcus Corp.	1,501	19,918
United States Cellular Corp. (a)	782	24,140
WideOpenWest, Inc. (a)	4,701	24,774
Yelp, Inc. (a)	1,058	24,472
		371,738
Consumer Discretionary (17.2%):
Acushnet Holdings Corp.	1,997	69,476
Adtalem Global Education, Inc. (a)	1,045	32,552
American Eagle Outfitters, Inc. (b)	2,131	23,228
America's Car-Mart, Inc. (a)	332	29,173
Asbury Automotive Group, Inc. (a)	452	34,953
Big Lots, Inc.	1,134	47,628
BJ's Restaurants, Inc.	793	16,605
Bloomin' Brands, Inc.	1,980	21,107
Boot Barn Holdings, Inc. (a)	869	18,736
Boyd Gaming Corp.	1,362	28,466
Brinker International, Inc.	1,112	26,688
Carriage Services, Inc.	1,452	26,310
Cavco Industries, Inc. (a)	178	34,327
Century Communities, Inc. (a)	1,041	31,917
Collectors Universe, Inc.	1,300	44,564
Conn's, Inc. (a)	2,291	23,116
Cooper Tire & Rubber Co.	1,489	41,111
Core-Mark Holding Co., Inc.	1,349	33,664
Crocs, Inc. (a)	980	36,083
Dave & Buster's Entertainment, Inc. (b)	940	12,530
Denny's Corp. (a)	2,980	30,098
Dine Brands Global, Inc.	468	19,703
Dorman Products, Inc. (a)	543	36,419
El Pollo Loco Holdings, Inc. (a)	2,010	29,668
Fox Factory Holding Corp. (a)	544	44,940
Garrett Motion, Inc. (a)	3,303	18,299
Genesco, Inc. (a)	625	13,538
Gentherm, Inc. (a)	1,044	40,612
G-III Apparel Group Ltd. (a)	999	13,277
Graham Holdings Co. Class B	132	45,232
Green Brick Partners, Inc. (a)	3,901	46,227
Group 1 Automotive, Inc.	390	25,728

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Haverty Furniture Cos., Inc.	2,028	$32,448
Hilton Grand Vacations, Inc. (a)	1,404	27,448
Hooker Furniture Corp.	2,206	42,907
Installed Building Products, Inc. (a)	479	32,946
iRobot Corp. (a) (b)	518	43,460
Jack in the Box, Inc.	564	41,786
Johnson Outdoors, Inc., Class A	569	51,790
KB Home	1,209	37,092
Kontoor Brands, Inc.	819	14,586
La-Z-Boy, Inc.	1,320	35,719
LCI Industries	396	45,532
LGI Homes, Inc. (a)	428	37,677
Lithia Motors, Inc., Class A	265	40,102
M/I Homes, Inc. (a)	1,078	37,126
Malibu Boats, Inc., Class A (a)	630	32,729
MarineMax, Inc. (a)	1,412	31,615
MDC Holdings, Inc.	950	33,915
Meritage Homes Corp. (a)	568	43,236
Monarch Casino & Resort, Inc. (a)	1,059	36,091
Monro, Inc.	642	35,271
Movado Group, Inc.	1,724	18,688
Murphy USA, Inc. (a)	337	37,943
National Vision Holdings, Inc. (a)	720	21,974
Oxford Industries, Inc.	652	28,695
PetMed Express, Inc.	802	28,583
Rent-A-Center, Inc.	1,676	46,626
Rocky Brands, Inc.	1,478	30,388
Ruth's Hospitality Group, Inc.	1,716	14,003
Sally Beauty Holdings, Inc. (a) (b)	1,870	23,431
Shoe Carnival, Inc.	959	28,070
Shutterstock, Inc.	1,063	37,173
Skyline Champion Corp. (a)	1,052	25,606
Sleep Number Corp. (a)	625	26,025
Sonic Automotive, Inc., Class A	1,103	35,197
Stamps.com, Inc. (a)	88	16,165
Standard Motor Products, Inc.	985	40,582
Steven Madden Ltd.	1,067	26,344
Stoneridge, Inc. (a)	1,759	36,341
Sturm Ruger & Co., Inc.	780	59,280
The Buckle, Inc. (b)	1,069	16,762
The Cheesecake Factory, Inc. (b)	1,116	25,579
The Children's Place, Inc.	385	14,407
The Michaels Cos., Inc. (a)	3,314	23,430
Tilly's, Inc., Class A	3,308	18,756
TRI Pointe Group, Inc. (a)	3,012	44,246
Tupperware Brands Corp.	4,690	22,278
Twin River Worldwide Holdings, Inc.	1,335	29,757
Urban Outfitters, Inc. (a)	1,140	17,351
Visteon Corp. (a)	398	27,263
Wingstop, Inc.	445	61,841

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Winmark Corp.	337	$57,708
Winnebago Industries, Inc.	561	37,374
XPEL, Inc. (a)	1,249	19,534
YETI Holdings, Inc. (a)	810	34,611
Zumiez, Inc. (a)	1,020	27,928
		2,789,390
Consumer Staples (5.8%):
B&G Foods, Inc. (b)	1,746	42,567
BJ's Wholesale Club Holdings, Inc. (a)	1,756	65,446
elf Beauty, Inc. (a)	1,694	32,305
Hostess Brands, Inc. (a)	5,223	63,825
Ingles Markets, Inc., Class A	1,148	49,444
Inter Parfums, Inc.	727	35,005
John B Sanfilippo & Son, Inc.	591	50,430
Lifevantage Corp. (a)	2,531	34,219
Medifast, Inc. (b)	276	38,301
MGP Ingredients, Inc. (b)	715	26,244
National Beverage Corp. (a)	654	39,907
Nu Skin Enterprises, Inc., Class A	1,107	42,320
PriceSmart, Inc.	601	36,258
Sprouts Farmers Market, Inc. (a)	2,338	59,829
The Chefs' Warehouse, Inc. (a)	1,225	16,636
Tootsie Roll Industries, Inc. (b)	1,913	65,559
Universal Corp.	1,018	43,276
USANA Health Sciences, Inc. (a)	375	27,536
Vector Group Ltd.	2,572	25,874
WD-40 Co.	355	70,397
Weis Markets, Inc.	1,404	70,369
		935,747
Energy (1.8%):
Archrock, Inc.	4,542	29,477
Cactus, Inc., Class A	1,141	23,539
CONSOL Energy, Inc. (a)	3,466	17,573
Core Laboratories NV	884	17,963
CVR Energy, Inc.	1,385	27,852
Delek U.S. Holdings, Inc.	1,343	23,382
Falcon Minerals Corp.	6,462	20,678
Helix Energy Solutions Group, Inc. (a)	3,840	13,325
Magnolia Oil & Gas Corp., Class A (a)	4,042	24,495
ProPetro Holding Corp. (a)	1,950	10,023
Solaris Oilfield Infrastructure, Inc., Class A	2,592	19,233
Southwestern Energy Co. (a)	12,230	31,309
World Fuel Services Corp.	1,300	33,487
		292,336
Financials (22.2%):
American National Insurance Co.	635	45,764
Ameris Bancorp	1,438	33,922
AMERISAFE, Inc.	720	44,035

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Artisan Partners Asset Management, Inc., Class A	1,516	$49,269
Associated Bancorp	3,101	42,422
Atlantic Union Bankshares Corp.	1,676	38,816
Axos Financial, Inc. (a)	1,544	34,092
B. Riley Financial, Inc.	1,402	30,508
BancFirst Corp.	1,085	44,018
BancorpSouth Bank	2,236	50,847
Bank of Hawaii Corp.	829	50,909
BankUnited, Inc.	1,683	34,081
Banner Corp.	1,073	40,774
Berkshire Hills Bancorp, Inc.	1,975	21,765
Cadence Bancorp	2,042	18,092
Cannae Holdings, Inc. (a)	994	40,853
Capitol Federal Financial, Inc.	5,989	65,939
Cathay General Bancorp	1,732	45,552
CNO Financial Group, Inc.	2,720	42,350
Cohen & Steers, Inc.	675	45,934
Columbia Banking System, Inc.	1,642	46,542
Columbia Financial, Inc. (a)	5,124	71,504
CVB Financial Corp.	3,157	59,162
Eagle Bancorp, Inc.	815	26,691
Employers Holdings, Inc.	1,511	45,557
Evercore, Inc.	589	34,704
Federated Hermes, Inc.	1,720	40,764
First Bancorp, Inc.	5,756	32,176
First Busey Corp.	2,791	52,052
First Financial Bancorp	2,364	32,836
First Interstate BancSystem, Inc., Class A	1,772	54,861
First Merchants Corp.	1,454	40,087
First Midwest Bancorp, Inc.	2,900	38,715
Flagstar Bancorp, Inc.	1,883	55,417
Fulton Financial Corp.	4,116	43,341
Goosehead Insurance, Inc., Class A (a)	557	41,864
Great Western Bancorp, Inc.	1,734	23,860
Hancock Whitney Corp.	1,334	28,281
Heartland Financial USA, Inc.	1,119	37,419
Hilltop Holdings, Inc.	2,572	47,453
Home BancShares, Inc.	2,829	43,510
Hope Bancorp, Inc.	4,252	39,203
Horace Mann Educators Corp.	1,381	50,724
Independent Bank Corp.	731	49,043
Independent Bank Group, Inc.	1,068	43,275
International Bancshares Corp.	1,487	47,614
Investors Bancorp, Inc.	6,021	51,179
Kinsale Capital Group, Inc.	304	47,184
Mercury General Corp.	1,044	42,543
Moelis & Co. Class A	1,172	36,520
National General Holdings Corp.	2,610	56,403
Navient Corp.	3,140	22,074
NBT Bancorp, Inc.	1,781	54,784

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Nelnet, Inc., Class A	1,140	$54,424
NMI Holdings, Inc., Class A (a)	1,372	22,062
Northwest Bancshares, Inc.	5,015	51,278
Oceanfirst Financial Corp.	2,881	50,792
Old National Bancorp	3,873	53,292
Pacific Premier Bancorp, Inc.	1,791	38,829
Park National Corp.	669	47,084
Pennymac Financial Services	1,288	53,826
PRA Group, Inc. (a)	1,071	41,405
Provident Financial Services, Inc.	3,648	52,714
Renasant Corp.	1,854	46,165
S&T Bancorp, Inc.	1,812	42,491
Safety Insurance Group, Inc.	719	54,831
Seacoast Banking Corp. of Florida (a)	1,903	38,821
ServisFirst Bancshares, Inc.	1,233	44,092
Simmons First National Corp., Class A	2,132	36,479
South State Corp.	788	37,556
Towne Bank	2,644	49,813
Trustmark Corp.	2,071	50,781
UMB Financial Corp.	922	47,529
United Bankshares, Inc.	1,869	51,697
United Community Banks, Inc.	2,020	40,642
Veritex Holdings, Inc.	2,087	36,940
Victory Capital Holdings, Inc., Class A (c)	1,610	27,676
Walker & Dunlop, Inc.	647	32,874
Washington Federal, Inc.	2,198	58,994
WesBanco, Inc.	1,809	36,741
Westamerica Bancorp	1,103	63,334
WSFS Financial Corp.	1,521	43,653
		3,564,099
Health Care (8.3%):
Addus HomeCare Corp. (a)	496	45,910
Amphastar Pharmaceuticals, Inc. (a)	2,684	60,283
Anika Therapeutics, Inc. (a)	474	17,884
Atrion Corp.	81	51,598
BioLife Solutions, Inc. (a)	1,589	25,980
BioSpecifics Technologies Corp. (a)	733	44,919
BioTelemetry, Inc. (a)	765	34,570
Computer Programs & Systems, Inc.	1,134	25,844
CONMED Corp.	561	40,386
Corcept Therapeutics, Inc. (a)	2,198	36,970
CorVel Corp. (a)	701	49,694
Enanta Pharmaceuticals, Inc. (a)	626	31,431
HealthStream, Inc. (a)	2,096	46,384
HMS Holdings Corp. (a)	1,351	43,759
Innoviva, Inc. (a)	2,894	40,458
Integer Holdings Corp. (a)	512	37,402
iRadimed Corp. (a)	899	20,866
Lantheus Holdings, Inc. (a)	1,620	23,166
LeMaitre Vascular, Inc.	1,199	31,654

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Magellan Health, Inc. (a)	637	$46,488
Meridian Bioscience, Inc. (a)	3,076	71,639
National Healthcare Corp.	867	55,003
National Research Corp.	773	44,996
Nextgen Healthcare, Inc. (a)	2,164	23,761
Phibro Animal Health Corp., Class A	956	25,114
Simulations Plus, Inc.	830	49,651
STAAR Surgical Co. (a)	747	45,970
Supernus Pharmaceuticals, Inc. (a)	1,199	28,476
Surmodics, Inc. (a)	865	37,403
Tactile Systems Technology, Inc. (a)	619	25,645
The Ensign Group, Inc.	839	35,112
The Joint Corp. (a)	2,111	32,235
Triple-S Management Corp., Class B (a)	1,627	30,946
U.S. Physical Therapy, Inc.	310	25,116
Zynex, Inc. (a)	1,233	30,665
		1,317,378
Industrials (22.9%):
AAON, Inc.	708	38,437
ABM Industries, Inc.	1,513	54,921
Alamo Group, Inc.	308	31,613
Albany International Corp.	653	38,338
Allegiant Travel Co.	333	36,368
Allied Motion Technologies, Inc.	796	28,099
Altra Industrial Motion Corp.	955	30,426
Ameresco, Inc., Class A (a)	1,754	48,726
American Woodmark Corp. (a)	428	32,378
Applied Industrial Technologies, Inc.	798	49,786
Arcosa, Inc.	923	38,951
ASGN, Inc. (a)	812	54,143
Atkore International Group, Inc. (a)	1,099	30,058
AZZ, Inc.	887	30,442
Barnes Group, Inc.	663	26,228
BMC Stock Holdings, Inc. (a)	1,650	41,481
Brady Corp., Class A	1,148	53,749
Builders FirstSource, Inc. (a)	1,562	32,333
Chart Industries, Inc. (a)	529	25,651
Columbus McKinnon Corp.	1,087	36,360
Comfort Systems USA, Inc.	766	31,215
Construction Partners, Inc., Class A (a)	1,611	28,611
CSW Industrials, Inc.	808	55,842
Ducommun, Inc. (a)	446	15,552
DXP Enterprise, Inc. (a)	1,108	22,060
Echo Global Logistics, Inc. (a)	1,826	39,478
Encore Wire Corp.	865	42,229
EnerSys	573	36,890
Ennis, Inc.	2,744	49,776
ESCO Technologies, Inc.	584	49,365
Evoqua Water Technologies Corp. (a)	1,406	26,152
Federal Signal Corp.	1,449	43,079

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Forward Air Corp.	893	$44,489
Foundation Building Materials, Inc. (a)	1,956	30,533
Franklin Electric Co., Inc.	926	48,634
GATX Corp.	623	37,991
Gibraltar Industries, Inc. (a)	874	41,961
GMS, Inc. (a)	1,256	30,885
GrafTech International Ltd. (b)	3,146	25,105
Great Lakes Dredge & Dock Corp. (a)	3,436	31,817
H&E Equipment Services, Inc.	1,236	22,841
Hawaiian Holdings, Inc.	1,460	20,498
Healthcare Services Group	1,019	24,925
Heartland Express, Inc.	2,794	58,171
Heidrick & Struggles International, Inc.	1,574	34,030
Helios Technologies, Inc. (b)	672	25,032
Herman Miller, Inc.	1,019	24,059
HNI Corp.	1,369	41,850
Hub Group, Inc., Class A (a)	824	39,437
Huron Consulting Group, Inc. (a)	701	31,019
Hyster-Yale Materials Handling, Inc.	632	24,433
ICF International, Inc.	667	43,242
Insperity, Inc.	300	19,419
Interface, Inc.	2,211	17,998
JELD-WEN Holding, Inc. (a)	1,555	25,051
Kadant, Inc. (b)	412	41,060
Kaman Corp.	848	35,277
KAR Auction Services, Inc.	1,784	24,548
Kimball International, Inc., Class B	2,992	34,588
Knoll, Inc.	2,218	27,037
Korn Ferry	998	30,669
Kratos Defense & Security Solutions, Inc. (a)	1,473	23,023
Marten Transport Ltd.	1,881	47,326
Matson, Inc.	1,161	33,785
McGrath RentCorp	664	35,863
Meritor, Inc. (a)	1,252	24,790
Mesa Air Group, Inc. (a)	3,300	11,352
Moog, Inc., Class A	533	28,238
Mueller Industries, Inc.	1,383	36,760
Mueller Water Products, Inc., Class A	4,324	40,775
MYR Group, Inc. (a)	1,369	43,685
National Presto Industries, Inc.	548	47,890
NV5 Global, Inc. (a)	469	23,839
Patrick Industries, Inc.	523	32,034
PGT Innovations, Inc. (a)	2,055	32,222
Powell Industries, Inc.	1,061	29,061
Primoris Services Corp.	2,088	37,083
Proto Labs, Inc. (a)	342	38,465
Raven Industries, Inc.	1,460	31,405
Resources Connection, Inc.	3,805	45,546
Rush Enterprises, Inc., Class A	962	39,885
See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Saia, Inc. (a)	362	$40,247
SkyWest, Inc.	860	28,053
SP Plus Corp. (a)	1,083	22,429
Spirit Airlines, Inc. (a) (b)	919	16,358
SPX Corp. (a)	996	40,985
Standex International Corp.	476	27,394
Steelcase, Inc., Class A	2,144	25,857
Sterling Construction Co., Inc. (a)	2,617	27,400
Tennant Co.	528	34,325
The Gorman-Rupp Co.	1,444	44,880
The Greenbrier Cos., Inc.	1,164	26,481
The Shyft Group, Inc.	1,823	30,699
Thermon Group Holdings, Inc. (a)	2,165	31,544
TriMas Corp. (a)	1,955	46,822
Trinity Industries, Inc.	1,592	33,894
Triton International Ltd.	1,366	41,308
TrueBlue, Inc. (a)	1,982	30,265
UFP Industries, Inc.	642	31,785
Valmont Industries, Inc.	362	41,130
Vectrus, Inc. (a)	701	34,440
Vicor Corp. (a)	692	49,789
Wabash National Corp.	3,461	36,756
Werner Enterprises, Inc.	1,506	65,556
WESCO International, Inc. (a)	960	33,706
		3,660,466
Information Technology (10.0%):
ACM Research, Inc., Class A (a)	420	26,191
Advanced Energy Industries, Inc. (a)	542	36,742
Alarm.com Holdings, Inc. (a)	811	52,561
American Software, Inc., Class A	1,924	30,322
Axcelis Technologies, Inc. (a)	1,262	35,147
Badger Meter, Inc.	684	43,037
Brooks Automation, Inc.	797	35,259
Cass Information Systems, Inc.	1,159	45,236
Comtech Telecommunications Corp.	1,036	17,498
CSG Systems International, Inc.	1,034	42,797
CTS Corp.	1,329	26,633
Digi International, Inc. (a)	2,516	29,311
Diodes, Inc. (a)	824	41,777
Ebix, Inc.	982	21,958
ePlus, Inc. (a)	375	26,505
EVERTEC, Inc.	1,350	37,935
ExlService Holdings, Inc. (a)	816	51,734
Fabrinet (a)	563	35,142
FormFactor, Inc. (a)	1,651	48,424
GlobalSCAPE, Inc.	2,074	20,222
GreenSky, Inc., Class A (a)	2,271	11,128
Ichor Holdings Ltd. (a)	751	19,962
Insight Enterprises, Inc. (a)	761	37,441
Intelligent Systems Corp. (a)	578	19,698

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Lattice Semiconductor Corp. (a)	1,340	$38,043
Methode Electronics, Inc.	1,142	35,699
MTS Systems Corp.	762	13,404
Napco Security Technologies, Inc. (a)	1,023	23,928
NIC, Inc.	1,596	36,644
OSI Systems, Inc. (a)	697	52,024
Paysign, Inc. (a)	1,924	18,682
PC Connection, Inc.	570	26,425
Perficient, Inc. (a)	938	33,562
Photronics, Inc. (a)	2,040	22,705
Plexus Corp. (a)	649	45,793
Power Integrations, Inc.	429	50,678
Sanmina Corp. (a)	1,591	39,839
ScanSource, Inc. (a)	1,423	34,280
Semtech Corp. (a)	824	43,029
SMART Global Holdings, Inc. (a)	797	21,662
Smith Micro Software, Inc. (a)	2,277	10,155
SPS Commerce, Inc. (a)	788	59,194
Sykes Enterprises, Inc. (a)	1,268	35,073
The Hackett Group, Inc.	2,341	31,697
TTEC Holdings, Inc.	1,003	46,700
Verra Mobility Corp. (a)	3,135	32,228
Virtusa Corp. (a)	684	22,209
Vishay Intertechnology, Inc.	2,026	30,937
Vishay Precision Group, Inc. (a)	1,482	36,428
		1,633,678
Materials (6.4%):
Allegheny Technologies, Inc. (a)	1,640	16,712
American Vanguard Corp.	2,200	30,272
Boise Cascade Co.	1,050	39,491
Cabot Corp.	1,013	37,532
Carpenter Technology Corp.	885	21,488
Chase Corp.	431	44,177
Commercial Metals Co.	1,952	39,821
Futurefuel Corp.	3,366	40,224
GCP Applied Technologies, Inc. (a)	1,805	33,537
Gold Resource Corp.	4,928	20,254
Greif, Inc., Class A	945	32,517
H.B. Fuller Co.	1,156	51,557
Haynes International, Inc.	1,574	36,769
Ingevity Corp. (a)	656	34,486
Innospec, Inc.	524	40,479
Koppers Holdings, Inc. (a)	984	18,539
Kronos Worldwide, Inc.	3,341	34,780
Materion Corp.	890	54,725
Minerals Technologies, Inc.	788	36,981
Myers Industries, Inc.	3,137	45,644
Neenah, Inc.	669	33,089
PolyOne Corp.	1,340	35,148
PQ Group Holdings, Inc. (a)	3,325	44,023

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Ryerson Holding Corp. (a)	3,333	$18,765
Schweitzer-Mauduit International, Inc.	1,218	40,693
Stepan Co.	598	58,065
Tredegar Corp.	2,582	39,763
Trinseo SA	1,137	25,196
Warrior Met Coal, Inc.	1,475	22,700
		1,027,427
Real Estate (0.2%):
Marcus & Millichap, Inc. (a)	1,359	39,221
Utilities (2.5%):
American States Water Co.	795	62,511
Chesapeake Utilities Corp.	764	64,176
MGE Energy, Inc.	884	57,027
Middlesex Water Co.	861	57,842
Otter Tail Corp.	1,239	48,061
The York Water Co.	1,305	62,588
Unitil Corp.	1,196	53,650
		405,855
Total Common Stocks (Cost $18,486,592)		16,037,335
Collateral for Securities Loaned^ (2.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	5,491	5,491
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	166,153	166,153
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	38,176	38,176
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	21,845	21,845
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	98,221	98,221
Total Collateral for Securities Loaned (Cost $329,886)		329,886
Total Investments (Cost $18,816,478) — 101.7%		16,367,221
Liabilities in excess of other assets — (1.7)%		(277,810)
NET ASSETS — 100.00%		$16,089,411

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Affiliated security (See Note 8).

(d)  Rate disclosed is the daily yield on June 30, 2020.

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Future	1	9/18/20	$69,064	$71,880	$2,816
	Total unrealized appreciation				$2,816
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$2,816

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.2%)
Australia (6.0%):
Communication Services (0.4%):
REA Group Ltd.	2,276	$169,394
Telstra Corp. Ltd.	83,379	180,047
		349,441
Consumer Discretionary (0.2%):
Aristocrat Leisure Ltd.	7,868	138,417
Consumer Staples (0.8%):
Coles Group Ltd.	17,919	212,260
Wesfarmers Ltd.	7,217	223,208
Woolworths Group Ltd.	8,027	206,450
		641,918
Energy (0.3%):
Origin Energy Ltd.	36,687	147,812
Santos Ltd.	32,528	118,937
		266,749
Financials (2.0%):
ASX Ltd.	3,890	229,135
Australia & New Zealand Banking Group Ltd.	15,151	194,837
Commonwealth Bank of Australia	4,201	201,197
Insurance Australia Group Ltd.	46,635	185,640
Macquarie Group Ltd.	2,406	196,864
National Australia Bank Ltd.	14,100	177,236
QBE Insurance Group Ltd.	21,853	133,576
Suncorp Group Ltd.	28,206	179,609
Westpac Banking Corp.	15,673	194,089
		1,692,183
Health Care (0.9%):
Cochlear Ltd.	976	127,214
CSL Ltd.	823	162,955
Ramsay Health Care Ltd.	4,014	184,210
Sonic Healthcare Ltd.	11,120	233,449
		707,828
Industrials (0.2%):
Brambles Ltd.	22,190	166,407
Materials (1.0%):
BHP Group Ltd.	8,325	205,728
BHP Group PLC	7,904	162,003
Fortescue Metals Group Ltd.	14,999	143,317
Newcrest Mining Ltd.	6,691	145,546
Rio Tinto Ltd.	2,860	193,286
		849,880

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.2%):
AGL Energy Ltd.	16,095	$189,322
		5,002,145
Austria (0.3%):
Energy (0.2%):
OMV AG (a)	4,136	138,277
Financials (0.1%):
Erste Group Bank AG (a)	4,748	111,746
		250,023
Belgium (0.7%):
Consumer Staples (0.2%):
Anheuser-Busch InBev SA/NV	2,296	113,143
Financials (0.2%):
KBC Group NV	2,355	135,085
Health Care (0.2%):
UCB SA	1,652	191,340
Materials (0.1%):
Umicore SA	2,251	105,982
		545,550
Bermuda (0.1%):
Industrials (0.1%):
Jardine Matheson Holdings Ltd.	2,700	112,698
Canada (11.0%):
Communication Services (1.1%):
BCE, Inc. (b)	6,095	254,235
Rogers Communications, Inc.	4,594	184,620
Shaw Communications, Inc., Class B (b)	13,590	221,661
TELUS Corp. (b) (c)	14,269	239,358
		899,874
Consumer Discretionary (0.4%):
Dollarama, Inc.	4,737	157,598
Restaurant Brands International, Inc. (c)	2,962	161,236
		318,834
Consumer Staples (1.1%):
Alimentation Couche-Tard, Inc., Class B	5,841	183,182
Loblaw Cos. Ltd.	5,665	275,905
Metro, Inc.	6,938	286,229
Saputo, Inc. (c)	8,161	194,616
		939,932
Energy (1.0%):
Canadian Natural Resources Ltd.	4,363	75,695
Cenovus Energy, Inc. (c)	14,030	65,633
Enbridge, Inc.	6,152	187,089

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Imperial Oil Ltd.	7,809	$125,644
Pembina Pipeline Corp.	7,457	186,453
TC Energy Corp.	4,991	213,259
		853,773
Financials (3.7%):
Bank of Montreal	4,343	231,196
Brookfield Asset Management, Inc., Class A	5,788	190,517
Canadian Imperial Bank of Commerce (c)	3,652	244,130
Fairfax Financial Holdings Ltd.	517	159,750
Great-West Lifeco, Inc.	12,936	226,814
Intact Financial Corp.	2,627	250,062
Manulife Financial Corp.	10,793	146,859
National Bank of Canada	7,146	323,870
Power Corp. of Canada	9,335	164,226
Royal Bank of Canada	4,541	308,142
Sun Life Financial, Inc.	5,857	215,269
The Bank of Nova Scotia (c)	7,377	305,319
The Toronto-Dominion Bank	5,851	261,170
		3,027,324
Industrials (0.9%):
CAE, Inc.	6,732	109,208
Canadian National Railway Co.	2,604	230,416
Canadian Pacific Railway Ltd.	825	209,879
WSP Global, Inc. (c)	3,159	193,766
		743,269
Information Technology (0.7%):
CGI, Inc. (a)	3,110	195,962
Constellation Software, Inc.	171	193,107
Open Text Corp.	4,427	188,019
		577,088
Materials (0.5%):
Aginco Eagle Mines Ltd.	2,203	141,084
Barrick Gold Corp.	5,843	157,245
Kirkland Lake Gold Ltd. (b)	2,424	99,824
		398,153
Utilities (1.6%):
Algonquin Power & Utilities Corp. (c)	17,109	221,204
Canadian Utilities Ltd., Class A	10,226	254,633
Emera, Inc. (c)	7,114	279,969
Fortis, Inc.	8,056	306,418
Hydro One Ltd. (c) (d)	15,224	286,333
		1,348,557
		9,106,804

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Denmark (2.5%):
Consumer Staples (0.2%):
Carlsberg A/S, Class B	1,188	$157,031
Financials (0.4%):
Danske Bank A/S	8,169	108,742
Tryg A/S	6,857	198,520
		307,262
Health Care (1.0%):
Coloplast A/S, Class B	1,296	200,894
Demant A/S (a) (c)	4,265	112,481
Genmab A/S (a)	656	219,597
GN Store Nord A/S	2,329	124,109
Novo Nordisk A/S, Class B	2,720	176,116
		833,197
Industrials (0.3%):
DSV PANALPINA A/S	1,374	167,777
Vestas Wind Systems A/S	1,274	129,748
		297,525
Materials (0.4%):
Christian Hansen Holding A/S	1,646	169,768
Novozymes A/S, B Shares	3,058	176,836
		346,604
Utilities (0.2%):
Orsted A/S (d)	1,417	163,541
		2,105,160
Finland (1.4%):
Communication Services (0.3%):
Elisa Oyj	3,467	210,867
Energy (0.1%):
Neste Oyj	3,216	125,764
Financials (0.2%):
Sampo Oyj, Class A	5,149	177,119
Industrials (0.3%):
Kone Oyj, Class B	3,508	241,263
Materials (0.3%):
Stora Enso Oyj, Class R	9,530	113,806
UPM-Kymmene Oyj	4,301	124,273
		238,079
Utilities (0.2%):
Fortum Oyj (c)	8,802	167,160
		1,160,252

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
France (8.6%):
Communication Services (0.8%):
Iliad SA (a)	717	$139,872
Orange SA	16,841	201,396
Publicis Groupe SA (c)	3,360	108,748
Vivendi SA	8,628	221,382
		671,398
Consumer Discretionary (1.1%):
Accor SA (a)	4,403	119,751
Cie Generale des Etablissements Michelin SCA (a)	1,334	138,383
Hermes International	272	227,280
Kering SA	235	127,842
LVMH Moet Hennessy Louis Vuitton SE	362	158,806
Sodexo SA	1,832	123,897
		895,959
Consumer Staples (0.7%):
Danone SA (a)	2,804	193,916
L'Oreal SA (a) (c)	633	203,166
Pernod Ricard SA	1,079	169,762
		566,844
Energy (0.2%):
TOTAL SA (c)	4,475	170,801
Financials (0.7%):
Amundi SA (d)	2,220	173,829
BNP Paribas SA (a)	3,212	127,628
CNP Assurances (a)	10,281	118,385
Natixis SA (a)	30,227	78,951
Societe Generale SA (a)	4,756	79,075
		577,868
Health Care (1.1%):
BioMerieux (a)	1,698	233,292
EssilorLuxottica SA (a)	1,285	164,929
Orpea	1,459	168,658
Sanofi	1,913	194,814
Sartorius Stedim Biotech	738	186,542
		948,235
Industrials (2.6%):
Aeroports de Paris	1,315	135,023
Alstom SA	3,030	140,956
Bollore SA	52,638	165,338
Bureau Veritas SA	7,359	155,257
Cie de Saint-Gobain	4,208	151,510
Edenred	3,421	149,615
Eiffage SA (a)	1,798	164,419
Getlink SE	11,174	161,180
Legrand SA	2,598	197,356

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Safran SA (a)	1,185	$118,773
Schneider Electric SE	1,626	180,620
Teleperformance (a)	609	154,550
Thales SA	1,647	132,996
Vinci SA	1,824	168,026
		2,175,619
Information Technology (0.6%):
Atos SE (a)	1,716	146,317
Capgemini SE	1,281	146,715
Dassault Systemes SA	1,042	179,802
		472,834
Materials (0.4%):
Air Liquide SA	1,562	225,311
Arkema SA	1,395	133,427
		358,738
Utilities (0.4%):
Suez	11,257	131,963
Veolia Environnement SA	7,448	167,510
		299,473
		7,137,769
Germany (5.9%):
Communication Services (0.6%):
Deutsche Telekom AG	15,064	252,914
Scout24 AG (d)	3,139	243,496
		496,410
Consumer Discretionary (0.5%):
Adidas AG (a)	510	133,838
Bayerische Motoren Werke AG	2,712	173,112
Puma SE (a)	1,503	116,201
		423,151
Consumer Staples (0.3%):
Beiersdorf AG	2,152	244,416
Financials (1.2%):
Allianz SE	979	199,903
Deutsche Boerse AG	1,204	217,833
Hannover Rueck SE	1,253	215,930
Muenchener Rueckversicherungs-Gesellschaft AG, Class R	885	230,061
Talanx AG	4,761	176,930
		1,040,657
Health Care (0.9%):
Bayer AG, Registered Shares	1,844	136,288
Carl Zeiss Meditec AG (a)	1,006	98,097
Fresenius Medical Care AG & Co. KGaA (a)	2,027	173,746

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Fresenius SE & Co. KGaA (a)	3,425	$169,759
Merck KGaA	1,578	183,123
		761,013
Industrials (1.0%):
Brenntag AG	3,296	173,178
Deutsche Post AG, Registered Shares (a)	5,999	219,365
MTU Aero Engines AG (a)	629	108,926
Rational AG	273	152,854
Siemens AG, Registered Shares	1,685	198,304
		852,627
Information Technology (0.3%):
Infineon Technologies AG	4,824	113,128
Nemetschek SE	1,607	110,485
		223,613
Materials (0.6%):
Covestro AG (a) (d)	3,366	128,000
Evonik Industries AG	5,868	149,048
Symrise AG	2,020	234,871
		511,919
Real Estate (0.2%):
Deutsche Wohnen SE	3,946	177,097
Utilities (0.3%):
Uniper SE	6,511	209,926
		4,940,829
Hong Kong (3.5%):
Consumer Discretionary (0.3%):
Galaxy Entertainment Group Ltd.	18,000	122,511
Techtronic Industries Co. Ltd.	14,000	136,924
		259,435
Consumer Staples (0.3%):
Sun Art Retail Group Ltd.	85,500	146,061
WH Group Ltd. (d)	98,500	84,389
		230,450
Financials (0.4%):
AIA Group Ltd.	14,400	134,333
Hong Kong Exchanges and Clearing Ltd.	5,100	217,153
		351,486
Health Care (0.2%):
Sino Biopharmaceutical Ltd.	67,000	126,215
Industrials (0.3%):
CK Hutchison Holdings Ltd.	22,500	144,575
MTR Corp. Ltd. (c)	28,500	147,643
		292,218

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Real Estate (1.2%):
CK Asset Holdings Ltd.	23,703	$141,295
Hang Lung Properties Ltd.	66,000	156,350
Henderson Land Development Co. Ltd.	33,840	128,369
New World Development Co. Ltd.	24,000	113,957
Shimao Group Holdings Ltd.	29,500	124,847
Sino Land Co. Ltd.	116,000	145,930
Sun Hung Kai Properties Ltd.	9,000	114,905
Swire Pacific Ltd., Class A	17,000	90,151
		1,015,804
Utilities (0.8%):
China Gas Holdings Ltd.	33,200	102,380
CK Infrastructure Holdings Ltd.	31,000	159,594
Hong Kong & China Gas Co. Ltd.	119,744	185,403
Power Assets Holdings Ltd. (b)	36,000	195,786
		643,163
		2,918,771
Ireland (1.5%):
Communication Services (0.1%):
WPP PLC	12,447	97,273
Consumer Discretionary (0.2%):
Flutter Entertainment PLC	1,192	156,463
Consumer Staples (0.2%):
Kerry Group PLC	1,305	161,705
Industrials (0.6%):
DCC PLC	2,432	202,775
Experian PLC	5,107	178,359
Kingspan Group PLC	2,136	137,617
		518,751
Materials (0.4%):
CRH PLC	4,993	171,080
Smurfit Kappa Group PLC	3,575	119,521
		290,601
		1,224,793
Israel (0.7%):
Financials (0.4%):
Bank Hapoalim BM	26,695	158,726
Bank Leumi Le-Israel BM	32,252	161,297
Isracard Ltd.	1	2
		320,025
Information Technology (0.2%):
Nice Ltd. (a)	1,007	187,627

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Real Estate (0.1%):
Azrieli Group Ltd.	2,052	$92,901
		600,553
Italy (1.7%):
Consumer Discretionary (0.2%):
Moncler SpA	3,015	115,296
Consumer Staples (0.2%):
Davide Campari — Milano SpA (c)	20,587	173,457
Energy (0.2%):
Snam SpA	34,404	167,508
Financials (0.8%):
Assicurazioni Generali SpA	12,824	194,056
Intesa Sanpaolo SpA	67,896	129,942
Mediobanca Banca di Credito Finanziario SpA	19,165	137,577
Poste Italiane SpA (d)	13,037	113,359
UniCredit SpA	8,664	79,695
		654,629
Industrials (0.1%):
Atlantia SpA (a)	5,193	83,424
Utilities (0.2%):
Terna Rete Elettrica Nazionale SpA	25,966	178,464
		1,372,778
Japan (20.7%):
Communication Services (1.6%):
KDDI Corp.	6,700	200,702
Nexon Co. Ltd.	5,200	117,380
Nintendo Co. Ltd. (b)	400	177,881
Nippon Telegraph & Telephone Corp.	8,500	198,053
NTT DOCOMO, Inc.	9,200	245,595
Softbank Corp.	23,600	300,574
Z Holdings Corp.	22,100	107,675
		1,347,860
Consumer Discretionary (3.3%):
Aisin Seiki Co. Ltd.	3,600	104,705
Bandai Namco Holdings, Inc.	2,100	110,233
Bridgestone Corp. (c)	6,300	202,433
Denso Corp.	4,500	175,273
Fast Retailing Co. Ltd.	300	171,452
Nitori Holdings Co. Ltd.	1,200	234,809
Oriental Land Co. Ltd.	1,300	171,471
Pan Pacific International Holdings Corp.	6,900	151,409
Panasonic Corp.	13,700	119,234
Sekisui House Ltd.	10,000	190,117
Shimano, Inc.	1,000	192,201
Sony Corp.	2,600	177,829
Subaru Corp.	5,900	122,498

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Sumitomo Electric Industries Ltd.	13,600	$156,143
Toyota Industries Corp.	3,200	169,248
Toyota Motor Corp.	3,400	212,957
Yamaha Corp.	2,700	126,797
		2,788,809
Consumer Staples (1.7%):
Asahi Group Holdings Ltd.	4,200	146,899
Japan Tobacco, Inc.	12,200	226,179
Kao Corp.	2,700	213,579
Kikkoman Corp.	3,000	144,220
Seven & i Holdings Co. Ltd.	4,700	153,242
Shiseido Co. Ltd.	2,300	145,614
Suntory Beverage & Food Ltd.	4,800	186,958
Unicharm Corp.	4,400	180,141
		1,396,832
Energy (0.2%):
ENEOS Holdings, Inc.	36,900	130,565
Inpex Corp.	13,400	82,776
		213,341
Financials (2.3%):
Dai-ichi Life Holdings, Inc.	10,800	128,348
Japan Exchange Group, Inc.	10,400	240,059
Japan Post Bank Co. Ltd.	27,900	207,260
Japan Post Holdings Co. Ltd.	24,400	173,282
MS&AD Insurance Group Holdings, Inc.	7,500	205,701
Nomura Holdings, Inc.	26,900	120,198
ORIX Corp.	11,200	137,821
Sompo Holdings, Inc.	4,700	161,383
Sumitomo Mitsui Financial Group, Inc.	7,700	216,250
Sumitomo Mitsui Trust Holdings, Inc.	5,700	159,712
Tokio Marine Holdings, Inc.	4,000	174,065
		1,924,079
Health Care (2.6%):
Astellas Pharma, Inc.	9,300	155,014
Chugai Pharmaceutical Co. Ltd.	4,500	240,297
Daiichi Sankyo Co. Ltd.	1,900	154,978
Eisai Co. Ltd.	1,400	110,823
Hoya Corp.	1,700	161,560
Kyowa Kirin Co. Ltd.	6,700	175,568
M3, Inc.	4,300	182,619
Olympus Corp.	5,700	109,581
Ono Pharmaceutical Co. Ltd.	7,300	212,116
Otsuka Holdings Co. Ltd.	3,200	139,281
Shionogi & Co. Ltd.	3,200	200,074
Sysmex Corp.	1,800	137,217
Terumo Corp.	3,900	147,424
		2,126,552

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Industrials (4.5%):
ANA Holdings, Inc.	8,000	$181,623
Central Japan Railway Co.	1,100	170,054
Daikin Industries Ltd.	1,100	176,626
East Japan Railway Co.	3,200	221,534
FANUC Corp.	900	160,560
ITOCHU Corp.	9,800	210,733
Komatsu Ltd.	9,100	185,734
Kubota Corp.	11,200	166,817
Makita Corp.	3,100	112,417
Marubeni Corp.	24,700	111,534
Mitsubishi Corp.	8,700	182,929
Mitsubishi Electric Corp.	11,800	152,965
Mitsubishi Heavy Industries Ltd.	6,000	141,330
Mitsui & Co. Ltd.	11,800	174,278
Nidec Corp.	2,600	173,301
Recruit Holdings Co. Ltd.	4,400	150,063
Secom Co. Ltd.	2,700	235,662
SMC Corp.	300	153,335
Sumitomo Corp.	13,800	157,800
Tokyu Corp.	13,600	191,100
Toyota Tsusho Corp.	4,600	116,278
West Japan Railway Co.	3,200	179,207
		3,705,880
Information Technology (2.8%):
Advantest Corp.	1,800	102,038
Canon, Inc. (c)	7,700	152,238
FUJIFILM Holdings Corp.	3,100	132,373
Fujitsu Ltd.	1,400	163,653
Keyence Corp.	400	166,840
Kyocera Corp.	3,200	173,842
Murata Manufacturing Co. Ltd.	2,700	157,958
NEC Corp.	3,700	177,186
Nomura Research Institute Ltd.	5,878	159,364
NTT Data Corp.	11,800	131,050
Obic Co. Ltd.	1,000	174,787
Omron Corp.	2,500	167,192
Oracle Corp.	1,900	223,861
TDK Corp.	1,300	128,603
Tokyo Electron Ltd.	600	146,943
		2,357,928
Materials (0.6%):
Asahi Kasei Corp.	15,000	121,656
Nippon Paint Holdings Co. Ltd. (c)	2,800	203,335
Shin-Etsu Chemical Co. Ltd.	1,200	139,996
		464,987

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Real Estate (0.7%):
Daiwa House Industry Co. Ltd.	5,300	$124,792
Mitsubishi Estate Co. Ltd.	10,000	148,435
Mitsui Fudosan Co. Ltd.	7,300	129,116
Sumitomo Realty & Development Co. Ltd.	6,200	170,161
		572,504
Utilities (0.4%):
Chubu Electric Power Co., Inc.	14,700	184,090
The Kansai Electric Power Co., Inc.	13,100	126,802
		310,892
		17,209,664
Korea, Republic Of (3.5%):
Communication Services (0.4%):
NAVER Corp.	760	168,706
NCSoft Corp.	254	188,156
		356,862
Consumer Discretionary (0.5%):
Hyundai Mobis Co. Ltd.	840	134,087
Hyundai Motor Co.	1,533	124,521
Kia Motors Corp.	5,059	134,803
		393,411
Consumer Staples (0.4%):
KT&G Corp.	3,606	234,444
LG Household & Health Care Ltd.	126	141,001
		375,445
Financials (0.8%):
Hana Financial Group, Inc.	6,070	136,257
KB Financial Group, Inc.	4,883	137,827
Samsung Fire & Marine Insurance Co. Ltd.	897	131,254
Samsung Life Insurance Co. Ltd.	3,750	139,362
Shinhan Financial Group Co. Ltd.	6,889	164,665
		709,365
Health Care (0.4%):
Celltrion Healthcare Co. Ltd. (a)	1,455	131,129
Celltrion, Inc. (a)	708	180,120
		311,249
Industrials (0.4%):
Samsung C&T Corp.	1,620	156,235
SK Holdings Co. Ltd.	807	195,242
		351,477
Information Technology (0.4%):
Samsung Electronics Co. Ltd.	3,494	153,378
Samsung SDS Co. Ltd.	1,143	160,123
		313,501

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (0.2%):
POSCO	941	$136,127
		2,947,437
Luxembourg (0.5%):
Energy (0.1%):
Tenaris SA (c)	12,693	81,963
Health Care (0.2%):
Eurofins Scientific	257	161,276
Real Estate (0.2%):
Aroundtown SA	23,205	132,898
		376,137
Macau (0.2%):
Consumer Discretionary (0.2%):
Sands China Ltd.	26,000	101,983
Wynn Macau Ltd.	53,200	91,569
		193,552
Netherlands (3.3%):
Communication Services (0.3%):
Koninklijke KPN NV	79,684	211,262
Consumer Staples (0.9%):
Heineken Holding NV	2,223	181,930
Heineken NV	1,873	172,666
Koninklijke Ahold Delhaize NV	8,001	218,058
Unilever NV	4,039	214,394
		787,048
Financials (0.4%):
ABN AMRO Bank NV (d)	9,056	77,991
ING Groep NV	15,127	105,327
NN Group NV	4,369	146,754
		330,072
Health Care (0.2%):
Koninklijke Philips NV	3,628	169,224
Industrials (0.4%):
Randstad NV	2,948	131,346
Wolters Kluwer NV	2,639	206,104
		337,450
Information Technology (0.5%):
Adyen NV (a) (d)	164	238,681
ASML Holding NV	493	181,050
		419,731
Materials (0.5%):
Akzo Nobel NV	2,596	232,551
Koninklijke DSM NV	1,562	216,186
		448,737
		2,703,524

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
New Zealand (0.4%):
Consumer Staples (0.2%):
a2 Milk Co. Ltd. (a)	10,592	$137,956
Health Care (0.2%):
Fisher & Paykel Healthcare Corp. Ltd.	8,873	203,773
		341,729
Norway (0.9%):
Communication Services (0.1%):
Adevinta ASA (a)	11,380	114,615
Consumer Staples (0.3%):
Orkla ASA, Class A	25,966	227,514
Financials (0.3%):
DNB ASA (a)	8,678	114,641
Gjensidige Forsikring ASA (a)	10,175	187,296
		301,937
Materials (0.2%):
Yara International ASA	3,969	137,744
		781,810
Portugal (0.5%):
Consumer Staples (0.2%):
Jeronimo Martins SGPS SA (a)	9,899	173,314
Utilities (0.3%):
Energias de Portugal SA	44,515	212,536
		385,850
Russian Federation (0.3%):
Materials (0.3%):
Polymetal International PLC	10,373	207,609
Singapore (2.2%):
Consumer Discretionary (0.5%):
Genting Singapore Ltd.	417,200	227,569
Jardine Cycle & Carriage Ltd.	9,100	131,670
		359,239
Consumer Staples (0.2%):
Wilmar International Ltd.	59,500	174,661
Financials (0.8%):
DBS Group Holdings Ltd.	15,400	229,900
Oversea-Chinese Banking Corp. Ltd.	37,600	242,877
United Overseas Bank Ltd.	15,000	217,792
		690,569
Industrials (0.5%):
Keppel Corp. Ltd.	37,200	159,127
Singapore Airlines Ltd.	44,500	119,131
Singapore Technologies Engineering Ltd.	66,800	158,214
		436,472

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Real Estate (0.2%):
CapitaLand Ltd. (a)	88,400	$185,264
		1,846,205
Spain (1.9%):
Consumer Discretionary (0.2%):
Industria de Diseno Textil SA	5,586	147,910
Financials (0.2%):
Banco Santander SA	36,338	88,768
CaixaBank SA	43,484	92,840
		181,608
Health Care (0.2%):
Grifols SA	5,400	163,975
Industrials (0.4%):
ACS Actividades de Construccion y Servicios SA	4,647	117,147
Aena SME SA (a) (d)	1,295	172,686
		289,833
Information Technology (0.1%):
Amadeus IT Group SA	2,243	116,868
Utilities (0.8%):
Acciona SA	1,308	128,060
Iberdrola SA	17,955	208,162
Naturgy Energy Group SA	8,586	159,779
Red Electrica Corp. SA	10,281	191,783
		687,784
		1,587,978
Sweden (4.2%):
Communication Services (0.5%):
Tele2 AB, B Shares	12,880	170,833
Telia Co. AB	52,848	197,433
		368,266
Consumer Discretionary (0.1%):
Hennes & Mauritz AB, Class B (c)	6,720	97,390
Consumer Staples (0.7%):
Essity AB, Class B (a)	5,548	179,333
ICA Gruppen AB	4,102	194,551
Swedish Match AB	2,527	177,688
		551,572
Energy (0.1%):
Lundin Energy AB	4,012	96,735
Financials (1.0%):
Investor AB, Class B	4,262	224,971
L E Lundbergforetagen AB, Class B (a) (c)	4,830	219,227
Skandinaviska Enskilda Banken AB, Class A (a)	15,093	130,756

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Svenska Handelsbanken AB, Class A (a)	14,835	$140,847
Swedbank AB, Class A (a)	9,193	117,835
		833,636
Industrials (1.5%):
Alfa Laval AB (a)	5,385	118,162
Assa Abloy AB, Class B	8,054	163,802
Atlas Copco AB, Class A (c)	3,876	164,192
Epiroc AB, Class A	12,339	153,789
Nibe Industrier AB, Class B (a)	9,768	215,911
Skanska AB, Class B (a)	8,368	170,233
SKF AB, Class B	7,357	136,753
Volvo AB, Class B	9,131	143,016
		1,265,858
Information Technology (0.2%):
Hexagon AB, Class B (a)	2,230	130,232
Real Estate (0.1%):
Fastighets AB Balder, Class B (a)	3,114	118,709
		3,462,398
Switzerland (7.5%):
Communication Services (0.3%):
Swisscom AG, Registered Shares	518	271,195
Consumer Discretionary (0.3%):
Cie Financiere Richemont SA, Registered Shares	2,156	137,573
The Swatch Group AG, B shares	668	133,360
		270,933
Consumer Staples (1.0%):
Barry Callebaut AG, Registered Shares	104	198,404
Chocoladefabriken Lindt & Spruengli AG	31	255,279
Coca-Cola HBC AG	5,201	130,674
Nestle SA, Registered Shares	2,316	256,100
		840,457
Financials (1.5%):
Baloise Holding AG, Registered Shares	1,395	209,279
Credit Suisse Group AG, Registered Shares	12,736	131,743
Julius Baer Group Ltd.	3,359	140,609
Partners Group Holding AG	238	215,939
Swiss Life Holding AG	515	190,841
UBS Group AG, Registered Shares	14,182	163,276
Zurich Insurance Group AG	579	204,288
		1,255,975
Health Care (1.4%):
Lonza Group AG, Registered Shares	422	222,851
Novartis AG, Registered Shares	2,540	221,016
Roche Holding AG	705	244,391
Sonova Holding AG (a)	806	160,953

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Straumann Holding AG, Class R	179	$153,828
Vifor Pharma AG	892	134,243
		1,137,282
Industrials (1.4%):
ABB Ltd., Registered Shares	7,819	176,076
Adecco Group AG	3,201	150,250
Geberit AG, Registered Shares	447	223,783
Kuehne + Nagel International AG (a)	1,208	200,738
Schindler Holding AG	820	193,053
SGS SA, Registered Shares	80	195,524
		1,139,424
Information Technology (0.3%):
Stmicroelectronics NV	3,748	101,979
Temenos AG	746	115,893
		217,872
Materials (1.1%):
EMS-Chemie Holding AG	324	251,073
Givaudan SA, Registered Shares	75	279,350
LafargeHolcim Ltd.	4,599	201,546
Sika AG, Registered Shares	888	170,953
		902,922
Real Estate (0.2%):
Swiss Prime Site AG, Registered Shares	2,205	203,925
		6,239,985
United Kingdom (8.9%):
Communication Services (0.4%):
BT Group PLC	74,046	104,624
Informa PLC	18,759	109,323
Rightmove PLC	21,652	146,462
		360,409
Consumer Discretionary (1.1%):
Barratt Developments PLC	11,675	71,727
Berkeley Group Holdings PLC	2,021	104,284
Burberry Group PLC	5,145	101,954
Compass Group PLC	7,894	108,752
Intercontinental Hotels Group PLC	2,771	122,454
JD Sports Fashion PLC	12,423	95,762
Next PLC	1,675	101,558
Persimmon PLC	3,051	86,408
Taylor Wimpey PLC	41,990	74,182
		867,081
Consumer Staples (1.1%):
Associated British Foods PLC	5,400	128,114
British American Tobacco PLC	3,645	140,192
Diageo PLC	5,456	181,254
See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Imperial Brands PLC	6,032	$114,973
Tesco PLC	56,633	160,041
Unilever PLC	3,704	199,845
		924,419
Energy (0.2%):
Royal Dutch Shell PLC, Class A	8,479	135,194
Financials (1.7%):
3i Group PLC	11,822	121,945
Admiral Group PLC	7,576	215,781
Aviva PLC	37,587	127,406
Hargreaves Lansdown PLC	5,249	105,901
Legal & General Group PLC	39,521	108,158
Lloyds Banking Group PLC	194,153	74,987
London Stock Exchange Group PLC	1,214	125,706
Prudential PLC	7,585	114,503
RSA Insurance Group PLC	27,582	140,034
Schroders PLC	4,264	155,785
Standard Chartered PLC	21,677	118,191
		1,408,397
Health Care (0.6%):
AstraZeneca PLC	1,749	182,469
GlaxoSmithKline PLC (b)	10,043	203,630
Smith & Nephew PLC	6,904	128,770
		514,869
Industrials (1.8%):
Ashtead Group PLC	4,145	139,627
BAE Systems PLC	23,398	140,127
Bunzl PLC	7,257	194,738
Ferguson PLC	1,798	147,285
International Consolidated Airlines Group SA	15,045	41,416
Intertek Group PLC	2,454	165,390
RELX PLC	7,418	171,855
Rentokil Initial PLC	27,433	173,196
Smiths Group PLC	8,634	151,036
Spirax-Sarco Engineering PLC	1,486	183,658
		1,508,328
Information Technology (0.5%):
AVEVA Group PLC	2,559	129,730
Halma PLC	6,039	172,304
The Sage Group PLC	17,779	147,973
		450,007
Materials (0.9%):
Anglo American PLC	5,301	122,771
Antofagasta PLC	10,924	126,892
Croda International PLC	3,163	205,963
Mondi PLC	7,036	131,668
Rio Tinto PLC	3,052	172,003
		759,297

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.6%):
National Grid PLC	16,668	$204,269
Severn Trent PLC	5,173	158,875
United Utilities Group PLC	12,267	138,328
		501,472
		7,429,473
United States (0.3%):
Industrials (0.3%):
Waste Connections, Inc.	2,362	221,322
Total Common Stocks (Cost $83,219,684)		82,412,798
Rights (0.0%) (e)
Spain (0.0%): (e)
Industrials (0.0%): (e)
ACS Actividades de Construccion y Servicios SA, Expires 7/8/20 (a)	4,451	6,943
Total Rights (Cost $6,942)		6,943
Collateral for Securities Loaned^ (3.7%)
United States (3.7%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (f)	52,003	52,003
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (f)	1,573,907	1,573,907
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (f)	361,628	361,628
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (f)	206,934	206,934
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (f)	930,415	930,415
Total Collateral for Securities Loaned (Cost $3,124,887)		3,124,887
Total Investments (Cost $86,351,513) — 102.9%		85,544,628
Liabilities in excess of other assets — (2.9)%		(2,424,668)
NET ASSETS — 100.00%		$83,119,960

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $1,682,305 and amounted to 2.0% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios II VictoryShares International Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	6	9/18/20	$537,374	$533,520	$(3,854)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(3,854)
	Total net unrealized appreciation (depreciation)				$(3,854)

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.4%)
Brazil (5.9%):
Communication Services (0.2%):
TIM Participacoes SA	25,700	$67,119
Consumer Discretionary (1.0%):
Arezzo Industria e Comercio SA	6,264	55,184
Cogna Educacao	25,061	30,467
Grendene SA	37,182	50,126
Guararapes Confeccoes SA	13,250	43,036
Lojas Renner SA	7,462	57,366
Magazine Luiza SA	5,200	68,524
Movida Participacoes SA	15,098	36,515
Mrv Engenharia E Participacoes SA	12,100	40,057
YDUQS Part	5,200	32,182
		413,457
Consumer Staples (0.9%):
Ambev SA	27,000	70,216
JBS SA	11,503	44,745
M Dias Branco SA	8,000	59,752
Marfrig Global Foods SA (a)	20,337	47,166
Natura & Co. Holding SA	6,627	48,631
Raia Drogasil SA	2,800	56,966
Sao Martinho SA	14,400	56,173
		383,649
Energy (0.1%):
Cosan SA	4,800	62,609
Financials (0.5%):
B3 SA- Brasil Bolsa Balcao	5,958	60,367
BB Seguridade Participacoes SA	13,146	65,933
IRB Brasil Resseguros SA	7,300	14,769
Porto Seguro SA	7,909	73,341
		214,410
Health Care (0.8%):
Fleury SA	13,200	59,698
Hapvida Participacoes E Investimentos SA (b)	5,600	64,032
Hypera SA	11,700	71,656
Notre Dame Intermedica Participacoes SA	5,100	63,792
Odontoprev SA	24,600	64,382
		323,560
Industrials (1.0%):
CCR SA	20,132	53,688
Cia de Locacao das Americas	15,407	47,973
Cosan Logistica SA (a)	20,850	73,013
JSL SA	8,423	35,909
Localiza Rent a Car SA	7,118	53,557

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Rumo SA (a)	17,500	$72,386
WEG SA	7,320	68,135
		404,661
Information Technology (0.1%):
TOTVS SA	13,558	57,726
Materials (0.1%):
Duratex SA	18,488	43,727
Utilities (1.2%):
Centrais Eletricas Brasileiras SA	7,089	40,418
Cia de Saneamento Basico do Estado de Sao Paulo	5,800	61,550
Companhia de Saneamento de Minas Gerais	6,677	71,508
Energias do Brasil SA	23,600	75,611
Eneva SA (a)	8,526	70,532
Engie Brasil Energia SA	10,575	81,862
Equatorial Energia SA	16,700	71,319
Light SA (a)	16,400	50,009
		522,809
		2,493,727
Chile (1.4%):
Consumer Discretionary (0.1%):
SACI Falabella	20,643	65,382
Financials (0.6%):
Banco de Chile	945,070	83,466
Banco de Credito e Inversiones SA	2,136	72,599
Banco Santander Chile	2,138,367	87,525
		243,590
Utilities (0.7%):
Aguas Andinas SA, Class A	222,936	75,552
Colbun SA	627,201	100,089
Enel Americas SA	742,113	112,099
		287,740
		596,712
China (17.1%):
Communication Services (0.6%):
China Telecom Corp. Ltd., Class H	308,000	86,237
China Tower Corp. Ltd. (b)	344,000	60,808
Tencent Holdings Ltd.	2,000	128,666
		275,711
Consumer Discretionary (1.4%):
ANTA Sports Products Ltd.	8,000	70,604
BYD Co. Ltd.	9,500	73,362
Dongfeng Motor Group Co. Ltd., Class H	88,356	52,783
Fuyao Glass Industry Group Co. Ltd., Class H (a) (b)	27,937	66,542
Great Wall Motor Co. Ltd., Class H	105,000	65,572
Guangzhou Automobile Group Co. Ltd.	56,800	40,968

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Li Ning Co. Ltd.	19,500	$61,894
Shenzhou International Group Holdings Ltd.	6,267	75,524
Zhongsheng Group Holdings Ltd.	20,028	110,860
		618,109
Consumer Staples (0.8%):
Anhui Gujing Distillery Co. Ltd., Class B (a)	8,800	94,560
China Mengniu Dairy Co. Ltd.	25,000	95,480
Want Want China Holdings Ltd.	114,000	86,048
Yihai International Holding Ltd.	8,000	82,010
		358,098
Energy (1.0%):
China Coal Energy Co. Ltd., Class H	334,835	76,037
China Oilfield Services Ltd., Class H	54,000	48,494
China Petroleum & Chemical Corp., Class H	236,000	98,355
China Shenhua Energy Co. Ltd., Class H	61,119	95,578
PetroChina Co. Ltd., Class H	269,084	89,228
		407,692
Financials (5.6%):
Agricultural Bank of China Ltd., Class H	398,000	160,221
Bank of China Ltd., Class H (a)	388,000	143,680
Bank of Communications Co. Ltd., Class H	177,000	109,165
China Cinda Asset Management Co. Ltd., Class H	419,000	82,175
China CITIC Bank Corp. Ltd., Class H	236,000	102,922
China Construction Bank Corp., Class H	149,000	120,541
China Everbright Bank Co. Ltd., Class H	239,315	89,855
China Galaxy Securities Co. Ltd., Class H (a)	132,000	71,362
China International Capital Corp. Ltd., Class H (a) (b)	37,200	73,053
China Merchants Bank Co. Ltd., Class H	19,000	87,397
China Minsheng Banking Corp. Ltd., Class H	177,000	121,497
China Pacific Insurance Group Co. Ltd., Class H	26,800	71,579
Chongqing Rural Commercial Bank Co. Ltd., Class H	249,581	98,218
Citic Securities Co. Ltd.	32,500	61,475
CSC Financial Co. Ltd., Class H (b) (c)	76,500	86,565
GF Securities Co. Ltd., Class H	58,400	62,542
Guotai Junan Securities Co. Ltd. (b)	41,084	56,826
Haitong Securities Co. Ltd.	67,200	54,278
Huatai Securities Co. Ltd., Class H (b)	40,400	64,325
Industrial & Commercial Bank of China Ltd., Class H	173,000	104,912
New China Life Insurance Co. Ltd., Class H	20,800	69,644
Orient Securities Co. Ltd., Class H (b)	144,611	79,860
People's Insurance Co. Group of China Ltd.	327,000	95,354
PICC Property & Casualty Co. Ltd., Class H	87,000	71,730
Ping An Insurance Group Co. of China Ltd.	11,000	109,996
Postal Savings Bank of China Co. Ltd., Class H (b)	219,000	125,744
		2,374,916
Health Care (0.9%):
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	20,000	50,475
Shanghai Fosun Pharmaceutical Group Co. Ltd.	28,000	93,570

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Shanghai Pharmaceuticals Holding Co. Ltd.	49,600	$83,325
Sinopharm Group Co. Ltd., Class H	30,400	77,821
Wuxi Biologics Cayman, Inc. (a) (b)	4,623	84,583
		389,774
Industrials (2.6%):
Air China Ltd.	78,000	46,496
China Communications Construction Co. Ltd., Class H	130,435	73,546
China Conch Venture Holdings Ltd.	20,500	86,494
China Eastern Airlines Corp. Ltd., Class H (a) (c)	154,093	54,875
China Railway Construction Corp. Ltd.	75,000	58,933
China Railway Group Ltd., Class H	164,000	84,219
China Southern Airlines Co. Ltd., Class H (a)	121,225	53,650
Cosco Shipping Holdings Co. Ltd. (a) (c)	214,000	61,574
Country Garden Services Holdings Co. Ltd.	18,000	83,610
CRRC Corp. Ltd., Class H	146,000	61,600
Fosun International Ltd.	71,500	90,963
Jiangsu Expressway Co. Ltd.	94,000	110,127
Shanghai Electric Group Co. Ltd. (a)	400,000	113,544
Weichai Power Co. Ltd.	34,000	63,347
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (a)	70,049	53,958
		1,096,936
Information Technology (1.5%):
AAC Technologies Holdings, Inc.	7,703	47,260
China Railway Signal & Communication Corp. Ltd., Class H (b)	136,604	58,693
Lenovo Group Ltd.	112,000	61,995
Semiconductor Manufacturing International Corp. (a)	26,500	92,319
Shanghai Baosight Software Co. Ltd., Class B	34,200	79,070
Silergy Corp.	1,000	65,096
Sunny Optical Technology Group Co. Ltd.	3,492	55,870
Xiaomi Corp. (a) (b)	39,800	65,937
Xinyi Solar Holdings Ltd.	74,000	70,083
ZTE Corp., Class H	12,200	37,307
		633,630
Materials (1.0%):
Anhui Conch Cement Co. Ltd., Class H	12,000	80,823
China Molybdenum Co. Ltd.	117,000	38,193
China National Building Material Co. Ltd., Class H	64,000	68,126
China Zhongwang Holdings Ltd.	185,695	34,981
Huaxin Cement Co. Ltd., Class B (a)	35,900	65,338
Shandong Gold Mining Co. Ltd., Class H (b)	28,700	60,953
Zijin Mining Group Co. Ltd., Class H	160,000	74,526
		422,940
Real Estate (1.1%):
China Vanke Co. Ltd.	24,300	76,816
CIFI Holdings Group Co. Ltd.	78,059	60,833
Country Garden Holdings Co. Ltd.	61,639	75,714
Logan Group Co. Ltd.	42,000	74,351
Longfor Group Holdings Ltd. (b)	18,000	85,584

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Seazen Group Ltd.	43,144	$37,464
Sunac China Holdings Ltd.	12,000	50,243
		461,005
Utilities (0.6%):
CGN Power Co. Ltd., Class H (b)	487,862	100,716
China Resources Gas Group Ltd.	16,000	77,933
ENN Energy Holdings Ltd.	7,087	79,737
		258,386
		7,297,197
Colombia (0.3%):
Materials (0.1%):
Cementos Argos SA	63,046	57,089
Utilities (0.2%):
Interconexion Electrica SA ESP	15,111	75,661
		132,750
Czech Republic (0.7%):
Financials (0.2%):
Komercni Banka A/S (a)	4,571	106,268
Utilities (0.5%):
CEZ A/S	9,394	200,559
		306,827
Egypt (0.4%):
Financials (0.3%):
Commercial International Bank	24,153	96,882
Industrials (0.1%):
Elsewedy Electric Co.	130,491	53,770
		150,652
Hong Kong (2.6%):
Communication Services (0.2%):
China Mobile Ltd.	14,500	97,848
Consumer Discretionary (0.3%):
Geely Automobile Holdings Ltd.	37,000	58,243
Haier Electronics Group Co. Ltd.	26,000	78,668
		136,911
Consumer Staples (0.2%):
Hengan International Group Co. Ltd.	10,500	82,235
Energy (0.4%):
CNOOC Ltd.	60,000	66,733
Kunlun Energy Co. Ltd.	120,000	77,726
		144,459

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Financials (0.4%):
BOC Hong Kong Holdings Ltd.	33,000	$104,957
China Taiping Insurance Holdings Co. Ltd.	40,000	64,101
		169,058
Health Care (0.1%):
CSPC Pharmaceutical Group Ltd.	28,800	54,402
Materials (0.2%):
China Resources Cement Holdings Ltd.	78,000	95,509
Real Estate (0.5%):
China Jinmao Holdings Group Ltd.	102,725	72,236
China Overseas Land & Investment Ltd., Class H	26,000	78,668
China Resources Land Ltd.	16,000	60,591
		211,495
Utilities (0.3%):
Guangdong Investment Ltd.	70,000	120,124
		1,112,041
Hungary (0.4%):
Energy (0.2%):
MOL Hungarian Oil & Gas PLC (a)	14,483	85,548
Financials (0.2%):
OTP Bank Nyrt (a)	2,374	83,171
		168,719
India (10.4%):
Communication Services (0.2%):
Bharti Infratel Ltd.	14,893	43,694
Zee Entertainment Enterprises Ltd.	11,369	25,765
		69,459
Consumer Discretionary (1.1%):
Bajaj Auto Ltd.	2,555	95,638
Eicher Motors Ltd.	260	63,139
Mahindra & Mahindra Ltd.	11,006	74,449
Motherson Sumi Systems Ltd.	35,251	44,193
Page Industries Ltd.	213	56,184
Rajesh Exports Ltd.	11,161	68,889
The Indian Hotels Co. Ltd. (a)	38,669	40,923
Titan Co. Ltd.	4,107	51,670
		495,085
Consumer Staples (1.7%):
Britannia Industries Ltd.	2,195	104,774
Colgate-Palmolive India Ltd.	5,202	96,924
Dabur India Ltd.	16,819	103,801
Godrej Consumer Products Ltd.	11,224	102,698
Marico Ltd.	26,332	122,734
Nestle India Ltd.	472	107,371
Tata Consumer Products Ltd.	15,017	77,065
		715,367

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Energy (0.2%):
Reliance Industries Ltd.	4,586	$103,512
Financials (0.8%):
Bajaj Finance Ltd.	1,105	41,434
Bajaj Finserv Ltd.	576	44,594
Bajaj Holdings & Investment Ltd.	1,768	59,551
ICICI Bank Ltd.	12,008	55,898
IndusInd Bank Ltd.	3,665	23,049
Kotak Mahindra Bank Ltd.	4,337	78,151
State Bank of India (a)	14,507	34,289
		336,966
Health Care (1.7%):
Ajanta Pharma Ltd.	3,593	67,442
Aurobindo Pharma Ltd.	6,408	65,499
Biocon Ltd.	18,389	95,016
Cadila Healthcare Ltd.	23,417	109,519
Cipla Ltd.	17,030	144,419
Natco Pharma Ltd.	10,662	89,132
Piramal Enterprises Ltd.	2,492	45,015
Sun Pharmaceutical Industries Ltd.	15,296	95,819
		711,861
Industrials (0.8%):
Adani Enterprises Ltd.	20,312	42,037
Adani Ports & Special Economic Zone Ltd.	18,532	84,414
Larsen & Toubro Ltd.	5,386	67,319
Siemens Ltd.	4,280	62,169
Voltas Ltd.	9,808	70,989
		326,928
Information Technology (1.6%):
HCL Technologies Ltd.	14,563	107,411
Hexaware Technologies Ltd.	16,559	73,102
Infosys Ltd.	7,379	71,929
Mindtree Ltd.	5,636	69,100
Mphasis Ltd.	7,495	87,236
Tata Consultancy Services Ltd.	3,775	104,109
Tech Mahindra Ltd.	9,831	70,759
Wipro Ltd.	38,457	111,884
		695,530
Materials (1.7%):
ACC Ltd.	4,541	80,131
Ambuja Cements Ltd.	26,045	66,787
Asian Paints Ltd.	4,063	90,811
Berger Paints India Ltd.	10,552	69,029
Castrol India Ltd.	31,758	52,875
Grasim Industries Ltd.	7,171	58,860
JSW Steel Ltd.	18,326	45,961
Pidilite Industries Ltd.	4,812	87,453
UltraTech Cement Ltd.	1,447	74,623

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
UPL Ltd. (a)	9,341	$52,607
Vedanta Ltd.	34,361	48,425
		727,562
Real Estate (0.1%):
DLF Ltd.	18,289	35,864
Utilities (0.5%):
Mahanagar Gas Ltd.	5,467	76,184
Tata Power Co. Ltd. (a)	104,865	62,295
Torrent Power Ltd.	18,240	77,008
		215,487
		4,433,621
Indonesia (3.3%):
Communication Services (0.6%):
PT Media Nusantara Citra Tbk	467,842	29,796
PT Telekomunikasi Indonesia (Persero) Tbk	439,286	94,287
PT Tower Bersama Infrastructure Tbk	778,023	60,501
PT XL Axiata Tbk	396,357	77,263
		261,847
Consumer Discretionary (0.3%):
PT ACE Hardware Indonesia Tbk (a)	650,251	69,098
PT Astra International Tbk	218,000	73,638
		142,736
Consumer Staples (0.5%):
PT Charoen Pokphand Indonesia Tbk (a)	109,800	43,078
PT Gudang Garam Tbk	17,770	58,994
PT Indofood Sukses Makmur Tbk (a)	208,800	95,877
		197,949
Energy (0.3%):
PT Bukit Asam Tbk	408,600	58,084
PT United Tractors Tbk	60,200	70,113
		128,197
Financials (0.8%):
PT Bank Central Asia Tbk	70,700	141,673
PT Bank Mandiri (Persero) Tbk	200,100	69,704
PT Bank Negara Indonesia (Persero) Tbk	188,800	60,852
PT Bank Rakyat Indonesia (Persero) Tbk	334,300	71,283
		343,512
Health Care (0.2%):
PT Kalbe Farma Tbk	959,500	98,583
Industrials (0.2%):
PT Jasa Marga (Persero) Tbk	223,800	69,298
Materials (0.4%):
PT Indah Kiat Pulp & Paper Corp. Tbk	99,700	41,922
PT Indocement Tunggal Prakarsa Tbk (a)	66,300	55,056

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
PT Semen Indonesia (Persero) Tbk	105,100	$71,188
		168,166
		1,410,288
Luxembourg (0.1%):
Communication Services (0.1%):
PLAY Communications SA (b)	8,230	63,191
Malaysia (8.5%):
Communication Services (0.1%):
Axiata Group Bhd	79,800	66,151
Consumer Discretionary (0.4%):
Genting Bhd	96,800	92,675
Genting Malaysia Bhd	130,100	76,860
		169,535
Consumer Staples (1.7%):
Fraser & Neave Holdings Bhd	17,800	135,002
IOI Corp. Bhd	129,200	130,935
Kuala Lumpur Kepong Bhd	26,300	136,336
PPB Group Bhd	42,860	177,945
QL Resources Bhd	72,800	163,194
		743,412
Energy (0.8%):
Dialog Group Bhd	195,600	164,884
Serba Dinamik Holdings Bhd	208,820	80,456
Yinson Holdings Bhd	56,100	77,289
		322,629
Financials (1.7%):
CIMB Group Holdings Bhd	126,100	104,826
Hong Leong Bank Bhd	39,500	129,868
Malayan Banking Bhd	117,600	206,229
Public Bank Bhd	37,000	142,557
RHB Bank Bhd	112,100	125,384
		708,864
Health Care (1.4%):
Hartalega Holdings Bhd	79,400	241,027
IHH Healthcare Bhd	83,600	107,367
Top Glove Corp. Bhd	70,800	266,172
		614,566
Industrials (1.4%):
Gamuda Bhd	92,200	78,367
IJM Corp. Bhd	182,100	76,965
Malaysia Airports Holdings Bhd	54,200	68,976
MISC Bhd	70,100	125,386
Sime Darby Bhd	239,300	120,139
Westports Holdings Bhd	129,800	115,176
		585,009

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (0.5%):
Petronas Chemicals Group Bhd	67,000	$97,000
Press Metal Aluminium Holdings Bhd	105,000	111,068
		208,068
Utilities (0.5%):
Petronas Gas Bhd	27,900	109,971
Tenaga Nasional Bhd	42,800	116,132
		226,103
		3,644,337
Mexico (3.7%):
Communication Services (0.3%):
America Movil SAB de CV, Class L	127,227	81,665
Grupo Televisa SAB de CV (a)	35,462	37,238
		118,903
Consumer Discretionary (0.2%):
Alsea SAB de CV (a)	39,715	39,077
El Puerto de Liverpool Sab de CV	19,562	47,979
		87,056
Consumer Staples (1.5%):
Arca Continental SAB de CV	24,926	109,286
Gruma SAB de CV, Class B	11,647	125,725
Grupo Bimbo SAB de CV	55,309	92,594
Grupo Lala SAB de CV	111,840	59,134
Industrias Bachoco SAB de CV, Class B	28,453	83,059
Kimberly-Clark de Mexico SAB de CV, Series A	42,006	65,589
Wal-Mart de Mexico SAB de CV	35,803	85,928
		621,315
Financials (0.6%):
Grupo Elektra SAB de CV	2,585	141,780
Grupo Financiero Banorte SAB de CV, Class O (a)	14,530	50,408
Grupo Financiero Inbursa SAB de CV (a)	69,631	48,332
		240,520
Industrials (0.6%):
Alfa SAB de CV, Class A	108,497	61,144
Grupo Aeroportuario del Centro Norte SAB de CV (a)	13,359	62,118
Grupo Aeroportuario del Sureste SAB de CV (a)	5,535	61,819
Promotora y Operadora de Infraestructura SAB de CV (a)	11,433	82,373
		267,454
Materials (0.4%):
Grupo Cementos de Chihuahua SAB de CV	24,222	101,930
Grupo Mexico SAB de CV, Class B	29,138	67,751
		169,681
Utilities (0.1%):
Infraestructura Energetica Nova SAB de CV, Class N	20,442	59,007
		1,563,936

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Morocco (0.3%):
Financials (0.3%):
Attijariwafa Bank (a)	3,018	$110,729
Philippines (2.8%):
Communication Services (0.5%):
Globe Telecom, Inc.	2,540	105,547
PLDT, Inc.	4,450	111,663
		217,210
Consumer Discretionary (0.1%):
Jollibee Foods Corp.	19,780	55,590
Consumer Staples (0.2%):
Universal Robina Corp.	25,580	66,755
Financials (0.9%):
Ayala Corp.	7,665	119,556
Bank of the Philippine Islands	57,496	83,102
BDO Unibank, Inc.	30,460	59,923
Metro Pacific Investments Co.	824,700	61,254
Metropolitan Bank & Trust Co.	81,552	60,573
		384,408
Industrials (0.6%):
Alliance Global Group, Inc. (a)	400,300	54,643
DMCI Holdings, Inc.	549,000	45,185
JG Summit Holdings, Inc.	51,810	67,447
SM Investments Corp. (a)	5,162	97,302
		264,577
Real Estate (0.3%):
Ayala Land, Inc.	106,300	72,126
SM Prime Holdings, Inc.	117,900	75,381
		147,507
Utilities (0.2%):
Manila Electric Co.	13,400	72,091
		1,208,138
Poland (2.1%):
Communication Services (0.5%):
CD Projekt SA (a)	1,125	112,355
Cyfrowy Polsat SA	14,317	95,227
		207,582
Consumer Staples (0.2%):
Dino Polska SA (a) (b)	1,692	85,839
Energy (0.6%):
Grupa Lotos SA	4,787	72,639
Polski Koncern Naftowy ORLEN SA	5,093	80,656
Polskie Gornictwo Naftowe i Gazownictwo SA	85,602	98,394
		251,689

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Financials (0.6%):
Bank Pekao SA	4,433	$60,361
Powszechna Kasa Oszczednosci Bank Polski SA	11,540	66,892
Powszechny Zaklad Ubezpieczen SA	11,665	85,346
Santander Bank Polska SA (a)	1,177	52,211
		264,810
Materials (0.2%):
KGHM Polska Miedz SA (a)	3,669	84,346
		894,266
Romania (0.2%):
Real Estate (0.2%):
NEPI Rockcastle PLC	19,858	101,625
Russian Federation (2.3%):
Communication Services (0.3%):
Mobile TeleSystems PJSC	27,878	129,841
Consumer Staples (0.5%):
Magnit PJSC	2,035	115,174
X5 Retail Group NV, GDR	2,607	92,288
		207,462
Energy (0.2%):
Tatneft PJSC	10,586	82,136
Materials (1.0%):
Alrosa PJSC	86,752	78,626
MMC Norilsk Nickel PJSC	337	88,580
PhosAgro PJSC, GDR	11,754	145,045
Severstal PJSC	9,457	114,876
		427,127
Utilities (0.3%):
Federal Grid Co. Unified Energy System PJSC	24,940,000	65,533
Inter RAO UES PJSC	869,000	59,241
		124,774
		971,340
South Africa (4.6%):
Communication Services (0.4%):
MTN Group Ltd.	19,702	60,012
Vodacom Group Ltd.	15,031	106,552
		166,564
Consumer Discretionary (0.4%):
Mr. Price Group Ltd.	6,706	55,290
Pepkor Holdings Ltd. (b)	96,594	61,261
The Foschini Group Ltd.	9,694	35,877
		152,428

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Staples (1.2%):
AVI Ltd.	20,018	$81,415
Bid Corp. Ltd.	5,396	88,200
Clicks Group Ltd.	5,337	64,730
Pick n Pay Stores Ltd.	21,309	62,658
Shoprite Holdings Ltd.	9,636	59,252
The SPAR Group Ltd.	8,515	84,246
Tiger Brands Ltd.	9,181	94,435
		534,936
Energy (0.2%):
Exxaro Resources Ltd.	9,947	74,808
Financials (1.3%):
Absa Group Ltd.	9,790	48,148
Capitec Bank Holdings Ltd.	1,521	75,304
FirstRand Ltd.	26,369	57,864
Nedbank Group Ltd.	8,053	47,150
Old Mutual Ltd.	94,137	65,348
RMB Holdings Ltd.	1,188,597	112,389
Sanlam Ltd.	24,146	82,054
Standard Bank Group Ltd.	9,087	54,750
		543,007
Health Care (0.3%):
Life Healthcare Group Holdings Ltd.	58,410	56,813
Netcare Ltd.	67,297	52,924
		109,737
Industrials (0.1%):
The Bidvest Group Ltd.	7,309	59,857
Materials (0.7%):
African Rainbow Minerals Ltd.	6,862	66,922
Anglo American Platinum Ltd.	789	57,049
AngloGold Ashanti Ltd.	2,537	73,955
Gold Fields Ltd.	7,145	66,827
Northam Platinum Ltd. (a)	7,211	48,311
		313,064
		1,954,401
Taiwan (21.9%):
Communication Services (1.5%):
Chunghwa Telecom Co. Ltd.	67,000	265,774
Far EasTone Telecommunications Co. Ltd.	86,000	198,271
Taiwan Mobile Co. Ltd.	52,000	194,812
		658,857
Consumer Discretionary (2.3%):
Cheng Shin Rubber Industry Co. Ltd.	96,000	109,849
Eclat Textile Co. Ltd.	9,000	104,357
Feng TAY Enterprise Co. Ltd.	17,600	99,352
Formosa Taffeta Co. Ltd.	135,000	166,604

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Giant Manufacturing Co. Ltd.	14,373	$128,648
Hotai Motor Co. Ltd.	3,000	71,504
Merida Industry Co. Ltd.	18,000	122,665
Nien Made Enterprise Co. Ltd.	8,215	80,075
Pou Chen Corp.	109,000	106,432
		989,486
Consumer Staples (1.0%):
President Chain Store Corp.	16,000	160,841
Standard Foods Corp.	53,000	113,206
Uni-President Enterprises Corp.	59,000	142,624
		416,671
Financials (4.3%):
Chailease Holding Co. Ltd.	24,960	105,781
Chang Hwa Commercial Bank Ltd.	239,795	157,316
CTBC Financial Holding Co. Ltd.	233,800	161,310
E.Sun Financial Holding Co. Ltd.	186,931	176,189
First Financial Holding Co. Ltd.	237,730	182,559
Hua Nan Financial Holdings Co. Ltd.	276,330	187,374
Mega Financial Holding Co. Ltd.	152,000	159,240
Sinopac Financial Holdings Co. Ltd.	370,792	136,399
Taishin Financial Holding Co. Ltd.	487,793	220,784
Taiwan Cooperative Financial Holding Co. Ltd.	333,556	234,660
Yuanta Financial Holding Co. Ltd.	196,000	115,959
		1,837,571
Industrials (2.0%):
Airtac International Group	3,000	52,484
Eva Airways Corp.	308,085	116,988
Far Eastern New Century Corp.	143,000	135,267
Hiwin Technologies Corp.	7,121	70,860
Taiwan High Speed Rail Corp.	99,000	122,512
Teco Electric & Machinery Co. Ltd.	155,000	142,151
Voltronic Power Technology Corp.	4,000	114,731
Walsin Lihwa Corp.	230,000	113,460
		868,453
Information Technology (8.5%):
Accton Technology Corp.	12,000	92,761
Acer, Inc.	208,000	126,232
Advantech Co. Ltd.	11,000	110,205
ASE Technology Holding Co. Ltd.	33,895	77,684
ASMedia Technology, Inc.	2,053	99,883
Catcher Technology Co. Ltd.	9,000	67,740
Chicony Electronics Co. Ltd.	33,000	95,325
Chroma ATE, Inc.	12,000	61,638
Compal Electronics, Inc.	279,000	182,090
Compeq Manufacturing Co. Ltd.	41,095	66,460
Delta Electronics, Inc.	21,000	119,257
Foxconn Technology Co. Ltd.	58,100	111,295
Genius Electronic Optical Co. Ltd.	3,078	73,050

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Hon Hai Precision Industry Co. Ltd.	36,400	$106,503
Inventec Corp.	167,000	142,116
ITEQ Corp.	10,272	51,369
Lite-On Technology Corp.	62,650	98,345
Macronix International	49,000	51,500
MediaTek, Inc.	6,000	117,783
Micro-Star International Co. Ltd.	33,000	120,275
Nanya Technology Corp.	24,000	49,636
Novatek Microelectronics Corp.	9,000	69,571
Pegatron Corp.	42,000	91,134
Powertech Technology, Inc.	21,580	78,286
Quanta Computer, Inc.	60,000	144,431
Radiant Opto-Electronics Corp.	23,627	94,925
Realtek Semiconductor Corp.	9,000	91,236
Synnex Technology International Corp.	133,531	188,560
Taiwan Semiconductor Manufacturing Co. Ltd.	10,000	106,120
Tripod Technology Corp.	19,000	84,387
Unimicron Technology Corp.	38,000	64,546
United Microelectronics Corp.	177,698	95,792
Walsin Technology Corp.	7,000	42,482
Wistron Corp.	118,000	143,224
WPG Holdings Ltd.	136,000	180,980
Yageo Corp.	3,198	41,310
Zhen Ding Technology Holding Ltd.	15,000	65,350
		3,603,481
Materials (2.3%):
Asia Cement Corp.	73,000	107,910
China Steel Corp.	280,000	196,508
Formosa Chemicals & Fibre	52,000	133,460
Formosa Plastics Corp.	38,004	112,871
Nan Ya Plastics Corp.	63,000	137,983
Taiwan Cement Corp.	88,974	128,959
Taiwan Fertilizer Co. Ltd.	98,000	165,299
		982,990
		9,357,509
Thailand (7.4%):
Communication Services (1.0%):
Advanced Info Service PCL	13,500	80,815
Intouch Holdings PCL	49,100	89,369
Jasmine International PCL	273,000	31,625
Total Access Communication PCL	56,600	71,886
True Corp. PCL	627,200	69,003
VGI PCL	338,200	82,077
		424,775
Consumer Discretionary (0.6%):
Home Product Center PCL	212,000	105,644
Minor International PCL (a)	85,300	56,031
Siam Global House PCL	198,413	106,577
		268,252

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Staples (1.3%):
Berli Jucker PCL	76,000	$97,140
Carabao Group PCL	29,700	99,948
Charoen Pokphand Foods PCL	90,200	92,669
CP ALL PCL	54,900	120,356
Osotspa PCL	53,500	65,784
Thai Union Group PCL	146,800	61,278
		537,175
Energy (0.4%):
PTT Exploration & Production PCL	26,500	78,675
PTT PCL	86,300	105,418
		184,093
Financials (0.7%):
Bangkok Bank PCL	22,500	77,903
Kasikornbank PCL	18,800	56,727
Krung Thai Bank PCL	282,100	94,021
The Siam Commercial Bank PCL	27,200	63,810
		292,461
Health Care (0.3%):
Bangkok Dusit Medical Services PCL	149,000	108,481
Industrials (0.7%):
Airports of Thailand PCL	51,100	100,037
Bangkok Expressway & Metro PCL	321,800	98,923
BTS Group Holdings PCL	261,500	95,617
		294,577
Information Technology (0.1%):
Delta Electronics Thailand PCL	33,700	58,613
Materials (0.7%):
PTT Global Chemical PCL	51,700	77,373
The Siam Cement PCL	10,850	129,200
TOA Paint Thailand PCL	67,400	79,604
		286,177
Real Estate (0.2%):
Central Pattana PCL	47,700	75,245
Utilities (1.4%):
B Grimm Power PCL	42,100	72,882
Electricity Generating PCL	12,400	99,107
Energy Absolute PCL	54,300	68,964
Global Power Synergy PCL	26,900	63,977
Gulf Energy Development PCL	60,400	73,780
Ratch Group PCL	48,929	98,558
TTW PCL	313,300	133,820
		611,088
		3,140,937

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Turkey (3.0%):
Communication Services (0.2%):
Turkcell Iletisim Hizmetleri A/S	37,151	$89,247
Consumer Discretionary (0.5%):
Arcelik A/S (a)	24,985	72,653
Ford Otomotiv Sanayi A/S	6,840	70,864
Tofas Turk Otomobil Fabrikasi A/S	18,862	73,039
		216,556
Consumer Staples (0.3%):
BIM Birlesik Magazalar A/S	13,631	135,444
Financials (0.4%):
Akbank TAS (a)	62,177	55,240
Turkiye Garanti Bankasi A/S (a)	42,415	52,434
Turkiye Is Bankasi A/S (a)	78,363	63,895
		171,569
Industrials (0.8%):
Aselsan Elektronik Sanayi Ve Ticaret A/S	14,899	70,712
Enka Insaat ve Sanayi A/S	108,155	97,353
KOC Holding A/S	31,877	83,844
Turkiye Sise ve Cam Fabrikalari A/S	95,655	77,575
		329,484
Materials (0.6%):
Eregli Demir ve Celik Fabrikalari TAS (a)	63,393	79,479
Koza Altin Isletmeleri A/S (a)	6,131	74,672
Petkim Petrokimya Holding A/S (a) (c)	156,435	97,607
		251,758
Utilities (0.2%):
Enerjisa Enerji A/S (b)	64,639	81,230
		1,275,288
Total Common Stocks (Cost $44,935,580)		42,388,231
Preferred Stocks (0.2%)
Brazil (0.2%):
Energy (0.2%):
Petroleo Brasileiro SA	14,300	56,677
Total Preferred Stocks (Cost $90,613)		56,677
Rights (0.0%) (d)
Thailand (0.0%): (d)
Consumer Discretionary (0.0%): (d)
Minor International PCL, Expires 7/24/20 (a) (e) (f)	10,402	471
Total Rights (Cost $—)		471

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (0.6%)
United States (0.6%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (g)	4,654	$4,654
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (g)	140,855	140,855
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (g)	32,363	32,363
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (g)	18,519	18,519
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (g)	83,266	83,266
Total Collateral for Securities Loaned (Cost $279,657)		279,657
Total Investments (Cost $45,305,850) — 100.2%		42,725,036
Liabilities in excess of other assets — (0.2)%		(86,609)
NET ASSETS — 100.00%		$42,638,427

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $1,425,742 and amounted to 3.3% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Amount represents less than 0.05% of net assets.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were less than 0.05% of the Fund's net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of June 30, 2020. (See Note 2)

(g)  Rate disclosed is the daily yield on June 30, 2020.

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Future	1	9/18/20	$49,204	$49,285	$81
	Total unrealized appreciation				$81
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$81

See notes to financial statements.

Victory Portfolios II VictoryShares US Large Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.3%)
Communication Services (4.1%):
AT&T, Inc.	77,510	$2,343,127
Omnicom Group, Inc.	37,762	2,061,805
Verizon Communications, Inc.	62,883	3,466,740
		7,871,672
Consumer Discretionary (5.4%):
Darden Restaurants, Inc.	21,204	1,606,628
Genuine Parts Co.	26,643	2,316,875
Hasbro, Inc.	17,995	1,348,725
Kohl's Corp. (a)	28,784	597,844
Las Vegas Sands Corp. (a)	28,510	1,298,345
Royal Caribbean Cruises Ltd. (b)	18,484	929,745
Tapestry, Inc.	45,749	607,547
Whirlpool Corp. (b)	13,212	1,711,350
		10,417,059
Consumer Staples (14.4%):
Archer-Daniels-Midland Co.	59,397	2,369,940
Campbell Soup Co.	62,777	3,115,623
Conagra Brands, Inc.	48,428	1,703,213
General Mills, Inc.	53,851	3,319,915
Ingredion, Inc.	24,264	2,013,912
Kellogg Co.	34,655	2,289,309
Kimberly-Clark Corp.	19,731	2,788,977
Philip Morris International, Inc.	23,691	1,659,791
The Coca-Cola Co.	54,891	2,452,530
The J.M. Smucker Co. (b)	22,677	2,399,453
The Kraft Heinz Co.	62,787	2,002,277
Walgreens Boots Alliance, Inc.	41,403	1,755,073
		27,870,013
Energy (6.7%):
ConocoPhillips	31,717	1,332,748
Exxon Mobil Corp.	41,702	1,864,913
HollyFrontier Corp.	41,053	1,198,748
Kinder Morgan, Inc.	139,909	2,122,420
ONEOK, Inc.	34,237	1,137,353
Phillips 66	25,950	1,865,805
The Williams Cos., Inc.	108,338	2,060,589
Valero Energy Corp.	23,885	1,404,916
		12,987,492
Financials (21.3%):
American International Group, Inc.	48,747	1,519,931
Ares Management Corp., Class A	45,293	1,798,132
Citigroup, Inc.	30,723	1,569,945
Citizens Financial Group, Inc.	57,451	1,450,063
Comerica, Inc.	33,299	1,268,692
Fidelity National Financial, Inc.	72,492	2,222,606
See notes to financial statements.

Victory Portfolios II VictoryShares US Large Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Fifth Third Bancorp	78,866	$1,520,536
Franklin Resources, Inc. (b)	79,417	1,665,374
Huntington Bancshares, Inc.	170,355	1,539,157
Invesco Ltd.	112,765	1,213,351
KeyCorp	113,980	1,388,276
MetLife, Inc.	53,124	1,940,088
Old Republic International Corp.	122,945	2,005,233
People's United Financial, Inc. (b)	150,438	1,740,568
Principal Financial Group, Inc.	42,450	1,763,373
Prudential Financial, Inc.	25,168	1,532,731
Regions Financial Corp.	137,471	1,528,678
Santander Consumer USA Holdings, Inc. (b)	79,397	1,461,699
TCF Financial Corp.	50,947	1,498,861
The Blackstone Group, Inc., Class A	33,381	1,891,368
The PNC Financial Services Group, Inc.	17,765	1,869,056
Truist Financial Corp.	47,343	1,777,730
U.S. Bancorp	55,916	2,058,826
Wells Fargo & Co.	53,907	1,380,019
Zions Bancorp NA	46,069	1,566,346
		41,170,639
Health Care (4.6%):
AbbVie, Inc.	19,060	1,871,311
Amgen, Inc.	10,501	2,476,766
CVS Health Corp.	32,853	2,134,459
Merck & Co., Inc.	33,110	2,560,396
		9,042,932
Industrials (7.5%):
3M Co.	13,679	2,133,787
Caterpillar, Inc.	15,532	1,964,798
Cummins, Inc.	13,377	2,317,699
Delta Air Lines, Inc.	44,070	1,236,164
Eaton Corp. PLC	22,280	1,949,055
Emerson Electric Co.	32,260	2,001,088
Watsco, Inc.	17,180	3,052,886
		14,655,477
Information Technology (11.7%):
Broadcom, Inc.	6,119	1,931,218
Cisco Systems, Inc.	45,851	2,138,491
Corning, Inc.	73,358	1,899,972
International Business Machines Corp.	16,912	2,042,462
Juniper Networks, Inc.	98,630	2,254,681
Maxim Integrated Products, Inc.	32,395	1,963,461
NetApp, Inc.	26,947	1,195,639
Paychex, Inc.	34,980	2,649,736
QUALCOMM, Inc.	20,521	1,871,720
Seagate Technology PLC	36,793	1,781,149
The Western Union Co.	92,999	2,010,638
Xerox Holdings Corp.	47,604	727,865
		22,467,032

See notes to financial statements.

Victory Portfolios II VictoryShares US Large Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (6.8%):
CF Industries Holdings, Inc.	44,215	$1,244,210
Eastman Chemical Co.	26,416	1,839,610
International Paper Co.	49,739	1,751,310
LyondellBasell Industries NV, Class A	22,244	1,461,876
Nucor Corp.	44,610	1,847,300
Packaging Corp. of America	22,881	2,283,524
Steel Dynamics, Inc.	55,277	1,442,177
Westrock Co.	43,642	1,233,323
		13,103,330
Utilities (16.8%):
American Electric Power Co., Inc. (a)	35,955	2,863,456
CenterPoint Energy, Inc.	98,312	1,835,485
Consolidated Edison, Inc. (a)	39,053	2,809,082
DTE Energy Co.	26,989	2,901,318
Duke Energy Corp. (a)	37,637	3,006,821
Edison International	28,219	1,532,574
Entergy Corp.	27,908	2,618,049
Exelon Corp.	63,786	2,314,794
OGE Energy Corp.	82,031	2,490,461
Pinnacle West Capital Corp.	33,027	2,420,549
PPL Corp.	85,086	2,198,622
Public Service Enterprise Group, Inc.	62,222	3,058,833
The Southern Co. (a)	48,614	2,520,636
		32,570,680
Total Common Stocks (Cost $217,921,459)		192,156,326
Collateral for Securities Loaned^ (1.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	48,897	48,897
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	1,479,895	1,479,895
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	340,028	340,028
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	194,574	194,574
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	874,841	874,841
Total Collateral for Securities Loaned (Cost $2,938,235)		2,938,235
Total Investments (Cost $220,859,694) — 100.8%		195,094,561
Liabilities in excess of other assets — (0.8)%		(1,459,260)
NET ASSETS — 100.00%		$193,635,301

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios II VictoryShares US Large Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	7	9/18/20	$1,083,718	$1,081,570	$(2,148)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(2,148)
	Total net unrealized appreciation (depreciation)				$(2,148)

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (3.0%):
John Wiley & Sons, Inc., Class A	27,034	$1,054,326
Telephone & Data Systems, Inc.	25,480	506,542
The Marcus Corp.	27,690	367,446
		1,928,314
Consumer Discretionary (19.8%):
Acushnet Holdings Corp. (a)	36,859	1,282,325
American Eagle Outfitters, Inc. (a)	39,322	428,610
Big Lots, Inc.	20,960	880,320
Bloomin' Brands, Inc.	36,542	389,538
Brinker International, Inc.	20,498	491,952
Collectors Universe, Inc.	24,030	823,748
Dine Brands Global, Inc.	8,663	364,712
Haverty Furniture Cos., Inc. (a)	37,417	598,672
Hooker Furniture Corp. (a)	40,772	793,015
Jack in the Box, Inc. (a)	10,423	772,240
Kontoor Brands, Inc.	15,131	269,483
LCI Industries	7,326	842,343
MDC Holdings, Inc.	17,560	626,892
Movado Group, Inc.	31,875	345,525
Oxford Industries, Inc.	12,047	530,188
PetMed Express, Inc.	14,827	528,434
Rent-A-Center, Inc.	30,970	861,586
Rocky Brands, Inc.	27,276	560,795
Ruth's Hospitality Group, Inc.	31,722	258,852
The Buckle, Inc. (a)	19,771	310,009
The Cheesecake Factory, Inc. (a)	20,562	471,281
The Children's Place, Inc. (a)	7,108	265,981
Tupperware Brands Corp. (a)	86,620	411,445
		13,107,946
Consumer Staples (8.8%):
B&G Foods, Inc. (a)	32,266	786,645
John B Sanfilippo & Son, Inc.	10,933	932,913
Medifast, Inc. (a)	5,099	707,588
Nu Skin Enterprises, Inc., Class A	20,452	781,880
Universal Corp.	18,810	799,613
Vector Group Ltd.	47,479	477,639
Weis Markets, Inc.	25,954	1,300,814
		5,787,092
Energy (3.9%):
Archrock, Inc.	83,851	544,193
Core Laboratories NV	16,326	331,744
CVR Energy, Inc.	25,537	513,549
Delek U.S. Holdings, Inc.	24,768	431,211
Falcon Minerals Corp.	119,327	381,846
Solaris Oilfield Infrastructure, Inc., Class A (a)	47,855	355,084
		2,557,627

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Financials (20.9%):
Artisan Partners Asset Management, Inc., Class A	28,015	$910,488
Associated Bancorp	57,255	783,248
Cadence Bancorp	37,674	333,792
Cathay General Bancorp	32,019	842,100
Columbia Banking System, Inc.	30,284	858,400
First Financial Bancorp	43,619	605,868
Great Western Bancorp, Inc.	32,055	441,077
Hope Bancorp, Inc.	78,502	723,788
Investors Bancorp, Inc.	111,204	945,235
Mercury General Corp.	19,285	785,864
Moelis & Co. Class A	21,676	675,424
Navient Corp.	57,978	407,585
Northwest Bancshares, Inc.	92,618	947,019
Park National Corp. (a)	12,367	870,389
Provident Financial Services, Inc.	67,367	973,453
Safety Insurance Group, Inc.	13,301	1,014,334
United Bankshares, Inc.	34,505	954,409
WesBanco, Inc.	33,429	678,943
		13,751,416
Health Care (3.5%):
Meridian Bioscience, Inc. (b)	56,790	1,322,639
National Healthcare Corp.	15,977	1,013,581
		2,336,220
Industrials (21.2%):
ABM Industries, Inc.	27,900	1,012,771
Altra Industrial Motion Corp.	17,649	562,297
Ennis, Inc.	50,657	918,918
GATX Corp. (a)	11,523	702,672
GrafTech International Ltd. (a)	58,076	463,446
H&E Equipment Services, Inc.	22,833	421,954
Hawaiian Holdings, Inc.	26,986	378,883
Healthcare Services Group	18,828	460,533
Heidrick & Struggles International, Inc.	29,096	629,056
Herman Miller, Inc.	18,824	444,435
HNI Corp.	25,246	771,770
Hyster-Yale Materials Handling, Inc.	11,683	451,665
KAR Auction Services, Inc.	32,915	452,910
Knoll, Inc.	40,928	498,912
Matson, Inc.	21,457	624,399
National Presto Industries, Inc.	10,134	885,610
Powell Industries, Inc.	19,612	537,173
Resources Connection, Inc.	70,277	841,215
Steelcase, Inc., Class A	39,579	477,323
The Greenbrier Cos., Inc.	21,449	487,965
Trinity Industries, Inc. (a)	29,383	625,564
Triton International Ltd.	25,254	763,681
Wabash National Corp.	63,920	678,831
		14,091,983

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Information Technology (3.3%):
American Software, Inc., Class A	35,506	$559,575
Cass Information Systems, Inc.	21,424	836,179
MTS Systems Corp.	14,074	247,562
The Hackett Group, Inc.	43,208	585,036
		2,228,352
Materials (12.3%):
Cabot Corp.	18,724	693,724
Commercial Metals Co.	36,014	734,685
Futurefuel Corp.	62,143	742,610
Greif, Inc., Class A	17,406	598,940
Haynes International, Inc.	29,099	679,753
Kronos Worldwide, Inc.	61,681	642,099
Myers Industries, Inc.	57,926	842,824
Neenah, Inc.	12,377	612,166
PolyOne Corp.	24,714	648,248
Schweitzer-Mauduit International, Inc.	22,468	750,656
Tredegar Corp.	47,682	734,303
Trinseo SA	21,013	465,648
		8,145,656
Utilities (2.8%):
Otter Tail Corp.	22,903	888,407
Unitil Corp.	22,135	992,091
		1,880,498
Total Common Stocks (Cost $75,507,881)		65,815,104
Collateral for Securities Loaned^ (4.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	52,861	52,861
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	1,599,862	1,599,862
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	367,592	367,592
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	210,346	210,346
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	945,759	945,759
Total Collateral for Securities Loaned (Cost $3,176,420)		3,176,420
Total Investments (Cost $78,684,301) — 104.3%		68,991,524
Liabilities in excess of other assets — (4.3)%		(2,849,782)
NET ASSETS — 100.00%		$66,141,742

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on June 30, 2020.

See notes to financial statements.

Victory Portfolios II VictoryShares US Small Cap High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	4	9/18/20	$280,806	$287,520	$6,714
	Total unrealized appreciation				$6,714
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$6,714

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (98.9%)
Australia (10.7%):
Communication Services (1.2%):
Telstra Corp. Ltd.	336,961	$727,627
Financials (4.8%):
Australia & New Zealand Banking Group Ltd.	61,239	787,515
National Australia Bank Ltd.	56,983	716,273
Suncorp Group Ltd.	114,013	726,007
Westpac Banking Corp.	63,353	784,542
		3,014,337
Materials (3.5%):
BHP Group Ltd.	33,650	831,564
Fortescue Metals Group Ltd.	60,605	579,086
Rio Tinto Ltd.	11,552	780,712
		2,191,362
Utilities (1.2%):
AGL Energy Ltd.	65,051	765,179
		6,698,505
Austria (0.9%):
Energy (0.9%):
OMV AG (a)	16,724	559,126
Canada (7.1%):
Communication Services (4.7%):
BCE, Inc. (b)	24,632	1,027,453
Shaw Communications, Inc., Class B (b)	54,795	893,739
TELUS Corp. (b) (c)	57,669	967,381
		2,888,573
Energy (2.4%):
Enbridge, Inc.	24,886	756,810
Pembina Pipeline Corp.	30,143	753,686
		1,510,496
		4,399,069
Denmark (0.7%):
Financials (0.7%):
Danske Bank A/S	33,007	439,377
Finland (3.8%):
Financials (1.2%):
Sampo Oyj, Class A	20,800	715,493
Materials (1.5%):
Stora Enso Oyj, Class R	38,495	459,700
UPM-Kymmene Oyj (c)	17,374	502,004
		961,704

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (1.1%):
Fortum Oyj (c)	35,564	$675,403
		2,352,600
France (7.5%):
Communication Services (2.0%):
Orange SA	68,061	813,918
Publicis Groupe SA (c)	13,578	439,457
		1,253,375
Energy (1.1%):
TOTAL SA (c)	18,087	690,340
Financials (2.6%):
BNP Paribas SA (a)	12,977	515,639
CNP Assurances (a)	41,544	478,376
Natixis SA (a)	122,141	319,022
Societe Generale SA (a)	19,220	319,560
		1,632,597
Industrials (0.9%):
Alstom SA	12,243	569,547
Utilities (0.9%):
Suez	45,485	533,209
		4,679,068
Germany (4.6%):
Communication Services (1.7%):
Deutsche Telekom AG	60,930	1,022,972
Consumer Discretionary (1.1%):
Bayerische Motoren Werke AG	10,958	699,470
Materials (1.8%):
Covestro AG (a) (d)	13,603	517,286
Evonik Industries AG	23,710	602,239
		1,119,525
		2,841,967
Hong Kong (3.8%):
Industrials (0.9%):
CK Hutchison Holdings Ltd.	91,000	584,725
Real Estate (0.6%):
Swire Pacific Ltd., Class A	68,500	363,257
Utilities (2.3%):
CK Infrastructure Holdings Ltd.	122,000	628,079
Power Assets Holdings Ltd. (b)	148,000	804,898
		1,432,977
		2,380,959

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Italy (3.2%):
Energy (1.1%):
Snam SpA	139,024	$676,886
Financials (1.6%):
Intesa Sanpaolo SpA	274,349	525,059
Poste Italiane SpA (d)	52,683	458,087
		983,146
Industrials (0.5%):
Atlantia SpA (a)	20,979	337,021
		1,997,053
Japan (12.8%):
Communication Services (2.0%):
Softbank Corp.	96,100	1,223,949
Consumer Discretionary (2.1%):
Bridgestone Corp. (c)	25,800	829,013
Subaru Corp.	24,300	504,524
		1,333,537
Consumer Staples (1.5%):
Japan Tobacco, Inc.	50,000	926,964
Energy (0.9%):
ENEOS Holdings, Inc.	149,700	529,690
Industrials (5.3%):
Komatsu Ltd.	36,700	749,059
Marubeni Corp.	99,800	450,653
Mitsubishi Corp.	35,900	754,845
Mitsui & Co. Ltd.	48,000	708,929
Sumitomo Corp.	56,400	644,922
		3,308,408
Information Technology (1.0%):
Canon, Inc. (c)	31,500	622,793
		7,945,341
Korea, Republic Of (3.3%):
Consumer Staples (1.5%):
KT&G Corp.	14,581	947,983
Financials (0.9%):
Hana Financial Group, Inc.	24,535	550,753
Materials (0.9%):
POSCO	3,813	551,598
		2,050,334
Luxembourg (0.6%):
Energy (0.6%):
Tenaris SA	53,549	345,784
Macau (1.3%):

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Discretionary (1.3%):
Sands China Ltd.	106,800	$418,915
Wynn Macau Ltd.	214,000	368,342
		787,257
Netherlands (5.8%):
Communication Services (1.4%):
Koninklijke KPN NV	322,048	853,826
Consumer Staples (1.4%):
Koninklijke Ahold Delhaize NV	32,324	880,953
Financials (2.1%):
ABN AMRO Bank NV (d)	36,615	315,329
ING Groep NV	61,115	425,536
NN Group NV	17,662	593,264
		1,334,129
Industrials (0.9%):
Randstad NV	11,913	530,775
		3,599,683
Portugal (1.4%):
Utilities (1.4%):
Energias de Portugal SA	180,034	859,568
Singapore (2.4%):
Consumer Discretionary (0.9%):
Jardine Cycle & Carriage Ltd.	37,500	542,597
Financials (1.5%):
DBS Group Holdings Ltd.	62,600	934,529
		1,477,126
Spain (3.7%):
Financials (0.6%):
CaixaBank SA	175,692	375,109
Industrials (0.8%):
ACS Actividades de Construccion y Servicios SA	18,779	473,404
Utilities (2.3%):
Naturgy Energy Group SA	34,694	645,628
Red Electrica Corp. SA	41,546	775,006
		1,420,634
		2,269,147
Sweden (5.1%):
Communication Services (1.3%):
Telia Co. AB	213,555	797,814
Consumer Discretionary (0.7%):
Hennes & Mauritz AB, Class B	27,161	393,633
Energy (0.6%):

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Lundin Energy AB	16,230	$391,328
Financials (1.6%):
Skandinaviska Enskilda Banken AB, Class A (a) (c)	60,990	528,378
Swedbank AB, Class A (a)	37,152	476,210
		1,004,588
Industrials (0.9%):
Volvo AB, Class B	36,904	578,018
		3,165,381
Switzerland (3.4%):
Financials (1.1%):
UBS Group AG, Registered Shares	57,309	659,792
Industrials (1.0%):
Adecco Group AG	12,941	607,429
Materials (1.3%):
LafargeHolcim Ltd.	18,593	814,818
		2,082,039
United Kingdom (17.0%):
Communication Services (1.3%):
BT Group PLC	299,218	422,783
WPP PLC	50,294	393,046
		815,829
Consumer Discretionary (1.0%):
Barratt Developments PLC	47,172	289,810
Persimmon PLC	12,334	349,313
		639,123
Consumer Staples (1.7%):
British American Tobacco PLC	14,728	566,461
Imperial Brands PLC	24,375	464,598
		1,031,059
Energy (0.9%):
Royal Dutch Shell PLC, Class A	34,267	546,374
Financials (3.4%):
Admiral Group PLC	30,641	872,724
Aviva PLC	151,886	514,836
Legal & General Group PLC	159,701	437,057
Lloyds Banking Group PLC	784,552	303,015
		2,127,632
Health Care (1.3%):
GlaxoSmithKline PLC (b)	40,584	822,872
Industrials (0.3%):
International Consolidated Airlines Group SA	60,789	167,342
Materials (4.7%):

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Anglo American PLC	21,418	$496,039
Antofagasta PLC	44,141	512,737
BHP Group PLC	31,937	654,590
Mondi PLC	28,433	532,082
Rio Tinto PLC	12,333	695,056
		2,890,504
Utilities (2.2%):
National Grid PLC	67,356	825,459
United Utilities Group PLC	49,611	559,435
		1,384,894
		10,425,629
Total Common Stocks (Cost $70,151,445)		61,355,013
Rights (0.0%) (e)
Spain (0.0%): (e)
Industrials (0.0%): (e)
ACS Actividades de Construccion y Servicios SA, Expires 7/8/20 (a)	18,779	29,292
Total Rights (Cost $29,289)		29,292
Collateral for Securities Loaned^ (5.8%)
United States (5.8%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (f)	59,378	59,378
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (f)	1,797,119	1,797,119
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (f)	412,914	412,914
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (f)	236,281	236,281
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (f)	1,062,367	1,062,367
Total Collateral for Securities Loaned (Cost $3,568,059)		3,568,059
Total Investments (Cost $73,748,793) — 104.7%		64,952,364
Liabilities in excess of other assets — (4.7)%		(2,910,333)
NET ASSETS — 100.00%		$62,042,031

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $1,290,702 and amounted to 2.1% of net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios II VictoryShares International High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	4	9/18/20	$355,941	$355,680	$(261)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(261)
	Total net unrealized appreciation (depreciation)				$(261)

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market High Div Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (98.7%)
Brazil (1.3%):
Financials (0.7%):
BB Seguridade Participacoes SA	31,647	$158,724
Industrials (0.6%):
CCR SA	48,666	129,783
		288,507
Chile (2.0%):
Utilities (2.0%):
Aguas Andinas SA, Class A	538,206	182,396
Colbun SA	1,514,191	241,636
		424,032
China (17.4%):
Consumer Discretionary (1.4%):
Dongfeng Motor Group Co. Ltd., Class H	216,097	129,096
Fuyao Glass Industry Group Co. Ltd., Class H (a) (b)	67,298	160,293
		289,389
Energy (3.2%):
China Petroleum & Chemical Corp., Class H	572,000	238,386
China Shenhua Energy Co. Ltd., Class H	148,194	231,747
PetroChina Co. Ltd., Class H	648,240	214,956
		685,089
Financials (10.1%):
Agricultural Bank of China Ltd., Class H	962,000	387,267
Bank of China Ltd., Class H (a)	937,000	346,979
Bank of Communications Co. Ltd., Class H	429,000	264,586
China Cinda Asset Management Co. Ltd., Class H	1,011,000	198,279
China CITIC Bank Corp. Ltd., Class H	571,000	249,020
China Everbright Bank Co. Ltd., Class H	578,470	217,198
China Minsheng Banking Corp. Ltd., Class H	428,000	293,790
Chongqing Rural Commercial Bank Co. Ltd., Class H	602,351	237,045
		2,194,164
Industrials (0.8%):
China Communications Construction Co. Ltd., Class H	314,566	177,368
Materials (1.1%):
China Zhongwang Holdings Ltd.	447,838	84,364
Huaxin Cement Co. Ltd., Class B (a)	86,720	157,830
		242,194
Real Estate (0.8%):
Logan Group Co. Ltd.	102,000	180,566
		3,768,770

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Colombia (0.7%):
Materials (0.7%):
Cementos Argos SA	152,202	$137,822
Czech Republic (3.4%):
Financials (1.2%):
Komercni Banka A/S (a)	11,033	256,499
Utilities (2.2%):
CEZ A/S	22,680	484,211
		740,710
Egypt (0.6%):
Industrials (0.6%):
Elsewedy Electric Co.	315,018	129,805
Hong Kong (0.8%):
Energy (0.8%):
CNOOC Ltd.	147,000	163,496
India (1.9%):
Communication Services (0.5%):
Bharti Infratel Ltd.	35,954	105,483
Materials (0.5%):
Vedanta Ltd.	82,954	116,907
Utilities (0.9%):
Torrent Power Ltd.	44,035	185,912
		408,302
Indonesia (3.2%):
Communication Services (1.1%):
PT Telekomunikasi Indonesia (Persero) Tbk	1,060,414	227,605
Consumer Staples (0.7%):
PT Gudang Garam Tbk	43,057	142,942
Energy (1.4%):
PT Bukit Asam Tbk	986,500	140,234
PT United Tractors Tbk	145,400	169,344
		309,578
		680,125
Luxembourg (0.7%):
Communication Services (0.7%):
PLAY Communications SA (b)	19,867	152,541
Malaysia (4.7%):
Financials (2.3%):
Malayan Banking Bhd	283,900	497,861
Industrials (1.3%):
Sime Darby Bhd	577,700	290,031

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (1.1%):
Petronas Chemicals Group Bhd	161,800	$234,246
		1,022,138
Mexico (1.4%):
Industrials (0.7%):
Alfa SAB de CV, Class A	261,592	147,422
Materials (0.7%):
Grupo Mexico SAB de CV, Class B	70,340	163,551
		310,973
Philippines (3.7%):
Communication Services (2.4%):
Globe Telecom, Inc.	6,135	254,932
PLDT, Inc.	10,755	269,874
		524,806
Industrials (0.5%):
DMCI Holdings, Inc.	1,323,000	108,889
Utilities (0.8%):
Manila Electric Co.	32,350	174,040
		807,735
Poland (5.0%):
Energy (2.8%):
Grupa Lotos SA	11,558	175,383
Polski Koncern Naftowy ORLEN SA	12,296	194,728
Polskie Gornictwo Naftowe i Gazownictwo SA	206,658	237,541
		607,652
Financials (2.2%):
Bank Pekao SA	10,702	145,721
Powszechny Zaklad Ubezpieczen SA	28,161	206,038
Santander Bank Polska SA (a)	2,838	125,891
		477,650
		1,085,302
Romania (1.1%):
Real Estate (1.1%):
NEPI Rockcastle PLC	47,943	245,351
Russian Federation (9.1%):
Communication Services (1.4%):
Mobile TeleSystems PJSC	67,300	313,448
Consumer Staples (1.3%):
Magnit PJSC	4,913	278,059
Energy (0.9%):
Tatneft PJSC	25,554	198,272

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (4.8%):
Alrosa PJSC	209,431	$189,814
MMC Norilsk Nickel PJSC	814	213,958
PhosAgro PJSC, GDR	28,379	350,197
Severstal PJSC	22,855	277,625
		1,031,594
Utilities (0.7%):
Federal Grid Co. Unified Energy System PJSC	60,170,000	158,105
		1,979,478
South Africa (9.4%):
Communication Services (1.9%):
MTN Group Ltd.	47,567	144,888
Vodacom Group Ltd.	36,289	257,246
		402,134
Consumer Discretionary (1.0%):
Mr. Price Group Ltd.	16,190	133,484
The Foschini Group Ltd.	23,406	86,624
		220,108
Consumer Staples (2.0%):
AVI Ltd.	48,328	196,553
Tiger Brands Ltd.	22,165	227,986
		424,539
Energy (0.8%):
Exxaro Resources Ltd.	24,015	180,609
Financials (2.4%):
Absa Group Ltd.	23,636	116,244
Nedbank Group Ltd.	19,443	113,838
Old Mutual Ltd.	227,268	157,765
Standard Bank Group Ltd.	21,937	132,172
		520,019
Health Care (0.6%):
Netcare Ltd.	162,469	127,771
Materials (0.7%):
African Rainbow Minerals Ltd.	16,567	161,570
		2,036,750
Taiwan (21.7%):
Consumer Discretionary (1.8%):
Formosa Taffeta Co. Ltd.	325,000	401,085
Industrials (2.8%):
Far Eastern New Century Corp.	345,000	326,343
Walsin Lihwa Corp.	555,000	273,784
		600,127

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Information Technology (10.2%):
Compal Electronics, Inc.	674,000	$439,888
Inventec Corp.	405,000	344,652
Lite-On Technology Corp.	151,059	237,126
Nanya Technology Corp.	57,000	117,884
Powertech Technology, Inc.	53,551	194,269
Radiant Opto-Electronics Corp.	57,356	230,435
Walsin Technology Corp.	18,000	109,239
WPG Holdings Ltd.	328,000	436,481
Yageo Corp.	8,000	103,339
		2,213,313
Materials (6.9%):
Asia Cement Corp.	177,000	261,644
Formosa Chemicals & Fibre	124,000	318,251
Formosa Plastics Corp.	91,773	272,565
Nan Ya Plastics Corp.	151,000	330,721
Taiwan Cement Corp.	216,000	313,070
		1,496,251
		4,710,776
Thailand (7.2%):
Communication Services (2.1%):
Intouch Holdings PCL	118,600	215,870
Jasmine International PCL	658,700	76,306
Total Access Communication PCL	136,900	173,871
		466,047
Energy (2.1%):
PTT Exploration & Production PCL	64,100	190,305
PTT PCL	208,600	254,810
		445,115
Financials (0.7%):
The Siam Commercial Bank PCL	65,700	154,130
Materials (2.3%):
PTT Global Chemical PCL	124,900	186,922
The Siam Cement PCL	26,300	313,176
		500,098
		1,565,390
Turkey (3.4%):
Consumer Discretionary (1.6%):
Ford Otomotiv Sanayi A/S	16,512	171,067
Tofas Turk Otomobil Fabrikasi A/S	45,535	176,325
		347,392
Materials (0.9%):
Eregli Demir ve Celik Fabrikalari TAS (a)	153,044	191,878

See notes to financial statements.

Victory Portfolios II VictoryShares Emerging Market High Div Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.9%):
Enerjisa Enerji A/S (b)	156,053	$196,107
		735,377
Total Common Stocks (Cost $25,064,619)		21,393,380
Total Investments (Cost $25,064,619) — 98.7%		21,393,380
Other assets in excess of liabilities — 1.3%		285,794
NET ASSETS — 100.00%		$21,679,174

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $508,941 and amounted to 2.3% of net assets.

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	2	9/18/20	$97,218	$98,570	$1,352
	Total unrealized appreciation				$1,352
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$1,352

See notes to financial statements.

Victory Portfolios II VictoryShares Dividend Accelerator ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.8%)
Consumer Discretionary (15.9%):
Gentex Corp.	193,857	$4,995,695
Lowe's Cos., Inc.	28,141	3,802,412
McDonald's Corp.	33,980	6,268,291
Nike, Inc., Class B	43,356	4,251,055
Pool Corp.	16,735	4,549,744
Ross Stores, Inc.	16,749	1,427,685
Target Corp.	65,087	7,805,884
The TJX Cos., Inc.	41,640	2,105,318
VF Corp.	36,523	2,225,712
		37,431,796
Consumer Staples (16.3%):
Archer-Daniels-Midland Co.	80,279	3,203,132
Brown-Forman Corp., Class B	38,680	2,462,368
Colgate-Palmolive Co.	57,467	4,210,032
Costco Wholesale Corp.	12,062	3,657,319
Hormel Foods Corp. (a)	37,123	1,791,927
Kimberly-Clark Corp.	19,117	2,702,188
Lancaster Colony Corp.	26,295	4,075,463
McCormick & Co., Inc.	10,879	1,951,801
PepsiCo, Inc.	15,483	2,047,782
Sysco Corp.	50,466	2,758,472
The Clorox Co.	12,741	2,794,993
The Coca-Cola Co.	35,597	1,590,474
The Procter & Gamble Co.	21,682	2,592,517
Walmart, Inc.	21,290	2,550,116
		38,388,584
Energy (0.6%):
Exxon Mobil Corp.	33,517	1,498,880
Financials (13.6%):
Aflac, Inc.	67,933	2,447,626
American Financial Group, Inc.	51,012	3,237,222
Brown & Brown, Inc.	43,405	1,769,188
Cincinnati Financial Corp.	9,603	614,880
CME Group, Inc.	16,916	2,749,527
Commerce Bancshares, Inc., Class C	45,993	2,735,204
Old Republic International Corp.	40,909	667,226
RLI Corp.	24,277	1,993,142
S&P Global, Inc.	3,373	1,111,336
SEI Investments Co.	36,632	2,014,027
T. Rowe Price Group, Inc.	16,111	1,989,709
The Allstate Corp.	36,867	3,575,730
W.R. Berkley Corp. (a)	124,651	7,141,255
		32,046,072
Health Care (9.3%):
Chemed Corp.	5,856	2,641,466

See notes to financial statements.

Victory Portfolios II VictoryShares Dividend Accelerator ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Humana, Inc.	12,318	$4,776,304
Johnson & Johnson	11,992	1,686,435
Medtronic PLC	37,621	3,449,845
Merck & Co., Inc.	37,195	2,876,289
UnitedHealth Group, Inc.	15,365	4,531,907
West Pharmaceutical Services, Inc.	8,215	1,866,202
		21,828,448
Industrials (21.6%):
3M Co.	49,268	7,685,315
Carlisle Cos., Inc.	12,910	1,544,940
Cintas Corp.	6,504	1,732,405
CSX Corp.	39,355	2,744,618
Dover Corp.	41,476	4,004,923
Emerson Electric Co.	79,043	4,903,037
General Dynamics Corp.	10,277	1,536,000
IDEX Corp.	27,382	4,327,451
Illinois Tool Works, Inc.	20,290	3,547,707
L3Harris Technologies, Inc.	22,738	3,857,957
Nordson Corp.	16,757	3,178,970
Republic Services, Inc.	41,146	3,376,030
Roper Technologies, Inc.	3,222	1,250,974
W.W. Grainger, Inc.	13,829	4,344,519
Waste Management, Inc.	24,332	2,577,002
		50,611,848
Information Technology (12.5%):
Automatic Data Processing, Inc.	19,073	2,839,779
Intuit, Inc.	18,191	5,387,992
Jack Henry & Associates, Inc.	20,524	3,777,032
Mastercard, Inc., Class A	14,256	4,215,499
Maxim Integrated Products, Inc.	46,248	2,803,091
Microsoft Corp.	20,269	4,124,944
Texas Instruments, Inc.	29,845	3,789,420
Visa, Inc., Class A	13,822	2,669,996
		29,607,753
Materials (5.7%):
Air Products & Chemicals, Inc.	13,548	3,271,300
Ecolab, Inc.	9,615	1,912,904
Nucor Corp.	20,626	854,123
PPG Industries, Inc.	22,979	2,437,153
Sonoco Products Co.	61,630	3,222,633
The Sherwin-Williams Co.	2,692	1,555,572
		13,253,685
Utilities (4.3%):
Consolidated Edison, Inc.	51,682	3,717,486
Xcel Energy, Inc.	99,778	6,236,125
		9,953,611
Total Common Stocks (Cost $229,998,049)		234,620,677

See notes to financial statements.

Victory Portfolios II VictoryShares Dividend Accelerator ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (0.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (b)	5,276	$5,276
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (b)	159,692	159,692
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (b)	36,692	36,692
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (b)	20,996	20,996
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (b)	94,402	94,402
Total Collateral for Securities Loaned (Cost $317,058)		317,058
Total Investments (Cost $230,315,107) — 99.9%		234,937,735
Other assets in excess of liabilities — 0.1%		338,874
NET ASSETS — 100.00%		$235,276,609

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	3	9/18/20	$458,075	$463,530	$5,455
	Total unrealized appreciation				$5,455
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$5,455

See notes to financial statements.

Victory Portfolios II VictoryShares US Multi-Factor Minimum Volatility ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (3.5%):
AT&T, Inc.	181,603	$5,489,859
Consumer Discretionary (16.0%):
AutoZone, Inc. (a)	2,888	3,258,011
Best Buy Co., Inc.	5,899	514,806
Booking Holdings, Inc. (a)	274	436,301
BorgWarner, Inc. (b)	58,769	2,074,546
eBay, Inc.	116,244	6,096,998
Foot Locker, Inc.	15,250	444,690
Hanesbrands, Inc. (b)	46,144	520,966
Lear Corp.	4,469	487,210
O'Reilly Automotive, Inc. (a)	1,117	471,005
Ross Stores, Inc.	40,323	3,437,132
Target Corp. (c)	46,100	5,528,773
Texas Roadhouse, Inc.	13,481	708,696
Williams-Sonoma, Inc.	7,908	648,535
		24,627,669
Consumer Staples (17.3%):
Ingredion, Inc.	18,171	1,508,193
Kimberly-Clark Corp.	30,412	4,298,736
The Clorox Co.	20,031	4,394,200
The Kroger Co.	137,960	4,669,946
The Procter & Gamble Co.	51,468	6,154,029
Walgreens Boots Alliance, Inc.	12,511	530,341
Walmart, Inc.	42,849	5,132,454
		26,687,899
Energy (0.7%):
Chevron Corp.	7,615	679,487
Valero Energy Corp.	8,005	470,854
		1,150,341
Financials (10.5%):
Athene Holding Ltd., Class A (a)	14,632	456,372
Everest Re Group Ltd.	8,313	1,714,141
Fidelity National Financial, Inc.	71,566	2,194,214
First American Financial Corp.	17,800	854,756
OneMain Holdings, Inc.	18,980	465,769
Synchrony Financial	22,569	500,129
The Allstate Corp.	45,645	4,427,108
The Hanover Insurance Group, Inc.	5,626	570,083
The Hartford Financial Services Group, Inc.	10,305	397,258
The Travelers Cos., Inc.	41,910	4,779,835
		16,359,665
Health Care (16.2%):
Biogen, Inc. (a)	11,523	3,082,979
Cardinal Health, Inc.	39,520	2,062,549
Cerner Corp.	54,940	3,766,137

See notes to financial statements.

Victory Portfolios II VictoryShares US Multi-Factor Minimum Volatility ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Johnson & Johnson (c)	46,411	$6,526,779
Merck & Co., Inc.	66,713	5,158,916
Quest Diagnostics, Inc.	37,941	4,323,756
Universal Health Services, Inc., Class B	3,665	340,442
		25,261,558
Industrials (13.7%):
3M Co.	27,798	4,336,210
C.H. Robinson Worldwide, Inc. (b)	38,028	3,006,494
Fortune Brands Home & Security, Inc.	8,396	536,756
Lockheed Martin Corp.	13,442	4,905,255
Republic Services, Inc. (c)	54,676	4,486,165
Waste Management, Inc.	37,559	3,977,874
		21,248,754
Information Technology (20.1%):
Cisco Systems, Inc.	126,357	5,893,290
Citrix Systems, Inc.	29,118	4,306,843
F5 Networks, Inc. (a)	3,406	475,069
International Business Machines Corp. (b)	31,849	3,846,403
Microsoft Corp. (c)	43,394	8,831,112
NetApp, Inc.	8,710	386,463
Oracle Corp.	76,447	4,225,226
QUALCOMM, Inc.	6,105	556,837
Science Applications International Corp.	4,866	377,991
Texas Instruments, Inc.	3,634	461,409
The Western Union Co. (b)	87,864	1,899,620
		31,260,263
Real Estate (1.6%):
Brixmor Property Group, Inc.	44,517	570,708
Equity Commonwealth	32,491	1,046,210
VICI Properties, Inc.	39,524	797,990
		2,414,908
Total Common Stocks (Cost $148,873,144)		154,500,916
Collateral for Securities Loaned^ (0.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	13,938	13,938
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	421,833	421,833
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	96,922	96,922
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	55,462	55,462
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	249,367	249,367
Total Collateral for Securities Loaned (Cost $837,522)		837,522
Total Investments (Cost $149,710,666) — 100.1%		155,338,438
Liabilities in excess of other assets — (0.1)%		(156,124)
NET ASSETS — 100.00%		$155,182,314
See notes to financial statements.

Victory Portfolios II VictoryShares US Multi-Factor Minimum Volatility ETF	Schedule of Portfolio Investments — continued June 30, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on June 30, 2020.

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	4	9/18/20	$625,889	$618,040	$(7,849)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(7,849)
	Total net unrealized appreciation (depreciation)				$(7,849)

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (54.0%)
Communication Services (2.4%):
Activision Blizzard, Inc.	9,993	$758,469
Alphabet, Inc., Class A (a)	516	731,714
AT&T, Inc.	25,327	765,635
Cable One, Inc.	456	809,332
Charter Communications, Inc., Class A (a)	1,765	900,220
Comcast Corp., Class A	19,317	752,977
Discovery, Inc., Class A (a) (b)	20,496	432,466
DISH Network Corp., Class A (a)	15,233	525,691
Electronic Arts, Inc. (a)	6,583	869,285
Facebook, Inc., Class A (a)	3,327	755,462
Fox Corp., Class A	20,932	561,396
GCI Liberty, Inc., Class A (a)	11,395	810,412
Netflix, Inc. (a)	1,279	581,996
Omnicom Group, Inc.	12,340	673,764
Sirius XM Holdings, Inc. (b)	138,539	813,224
Take-Two Interactive Software, Inc. (a)	4,918	686,405
The New York Times Co. Class A	12,966	544,961
The Walt Disney Co.	5,823	649,323
T-Mobile U.S., Inc. (a)	7,166	746,339
Twitter, Inc. (a)	11,229	334,512
Verizon Communications, Inc.	20,548	1,132,811
		14,836,394
Consumer Discretionary (6.0%):
Advance Auto Parts, Inc. (b)	4,392	625,640
Amazon.com, Inc. (a)	395	1,089,733
Aptiv PLC	6,566	511,623
Aramark	17,994	406,125
AutoZone, Inc. (a)	760	857,371
Best Buy Co., Inc.	6,160	537,583
Booking Holdings, Inc. (a)	387	616,236
BorgWarner, Inc.	15,373	542,667
Bright Horizons Family Solutions, Inc. (a)	4,967	582,132
Burlington Stores, Inc. (a)	2,229	438,957
CarMax, Inc. (a) (b)	7,148	640,103
Chipotle Mexican Grill, Inc. (a)	775	815,579
Columbia Sportswear Co. (b)	8,004	644,962
D.R. Horton, Inc.	12,444	690,019
Darden Restaurants, Inc.	6,928	524,935
Dollar General Corp.	4,996	951,788
Dollar Tree, Inc. (a)	6,496	602,049
Domino's Pizza, Inc.	1,174	433,723
Dunkin' Brands Group, Inc.	12,261	799,785
eBay, Inc.	17,244	904,448
Etsy, Inc. (a) (b)	5,866	623,145
Garmin Ltd.	8,018	781,755
Gentex Corp.	24,197	623,557
Genuine Parts Co.	8,706	757,074

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Hasbro, Inc.	5,880	$440,706
Hilton Worldwide Holdings, Inc.	7,291	535,524
Hyatt Hotels Corp., Class A (b)	8,994	452,308
Kohl's Corp. (c)	9,406	195,363
Las Vegas Sands Corp. (c)	9,317	424,296
Lear Corp.	4,411	480,887
Lennar Corp., Class A	10,669	657,424
Levi Strauss & Co. Class A (b)	26,238	351,589
LKQ Corp. (a)	18,695	489,809
Lowe's Cos., Inc.	6,093	823,286
Marriott International, Inc., Class A	5,076	435,165
McDonald's Corp.	4,852	895,047
Mohawk Industries, Inc. (a)	3,661	372,543
Nike, Inc., Class B	8,244	808,325
Norwegian Cruise Line Holdings Ltd. (a)	13,027	214,034
NVR, Inc. (a)	168	547,470
O'Reilly Automotive, Inc. (a)	1,951	822,678
Planet Fitness, Inc., Class A (a)	7,394	447,855
Pool Corp.	3,341	908,317
PulteGroup, Inc.	15,729	535,258
Ralph Lauren Corp.	4,046	293,416
Ross Stores, Inc.	6,740	574,518
Royal Caribbean Cruises Ltd. (b)	6,041	303,862
Service Corp. International	19,224	747,622
Starbucks Corp.	9,469	696,824
Tapestry, Inc.	14,950	198,536
Target Corp. (c)	4,286	514,020
The Home Depot, Inc.	3,796	950,936
The TJX Cos., Inc.	11,408	576,788
Tractor Supply Co.	7,515	990,403
Ulta Beauty, Inc. (a)	1,304	265,260
VF Corp. (b)	8,145	496,356
Whirlpool Corp. (b)	4,318	559,311
Yum China Holdings, Inc.	11,496	552,613
Yum! Brands, Inc.	9,518	827,209
		35,386,547
Consumer Staples (4.1%):
Archer-Daniels-Midland Co.	19,409	774,419
Brown-Forman Corp., Class B	13,364	850,752
Campbell Soup Co.	20,513	1,018,060
Casey's General Stores, Inc.	4,517	675,382
Church & Dwight Co., Inc.	12,008	928,218
Colgate-Palmolive Co.	12,101	886,519
Conagra Brands, Inc.	15,824	556,530
Costco Wholesale Corp.	3,260	988,465
General Mills, Inc.	17,596	1,084,794
Hormel Foods Corp. (b)	20,516	990,307
Ingredion, Inc.	7,930	658,190
Kellogg Co.	11,325	748,130
Kimberly-Clark Corp.	6,447	911,283

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Lamb Weston Holdings, Inc.	7,427	$474,808
McCormick & Co., Inc.	5,490	984,961
Mondelez International, Inc., Class A	16,455	841,344
Monster Beverage Corp. (a)	11,774	816,174
PepsiCo, Inc.	8,086	1,069,455
Philip Morris International, Inc.	7,742	542,405
Sysco Corp.	13,674	747,421
The Clorox Co.	5,518	1,210,485
The Coca-Cola Co.	17,936	801,380
The Estee Lauder Cos., Inc., Class A	3,176	599,248
The Hershey Co.	5,737	743,630
The J.M. Smucker Co.	7,411	784,158
The Kraft Heinz Co.	20,517	654,287
The Kroger Co.	20,421	691,251
Tyson Foods, Inc., Class A	8,564	511,356
U.S. Foods Holding Corp. (a)	22,210	437,981
Walgreens Boots Alliance, Inc.	13,530	573,537
Walmart, Inc.	9,798	1,173,603
		24,728,533
Energy (0.9%):
Cabot Oil & Gas Corp.	33,367	573,245
ConocoPhillips	10,363	435,453
Continental Resources, Inc.	14,880	260,846
EOG Resources, Inc.	6,800	344,488
Exxon Mobil Corp.	13,627	609,399
HollyFrontier Corp.	13,414	391,689
Kinder Morgan, Inc.	45,719	693,558
ONEOK, Inc.	11,188	371,665
Phillips 66	8,480	609,712
The Williams Cos., Inc.	35,402	673,347
Valero Energy Corp.	7,805	459,090
		5,422,492
Financials (9.0%):
Aflac, Inc.	19,718	710,440
Alleghany Corp.	1,129	552,239
Ally Financial, Inc.	21,179	419,980
American Express Co.	6,879	654,881
American Financial Group, Inc.	9,546	605,789
American International Group, Inc.	15,929	496,666
Ameriprise Financial, Inc.	3,916	587,557
Arch Capital Group Ltd. (a)	20,195	578,587
Ares Management Corp., Class A	14,800	587,560
Arthur J. Gallagher & Co.	9,471	923,327
Athene Holding Ltd., Class A (a)	14,933	465,760
Bank of America Corp.	23,823	565,796
Berkshire Hathaway, Inc., Class B (a)	5,334	952,172
BlackRock, Inc., Class A	1,512	822,663
Brown & Brown, Inc.	18,622	759,033
Capital One Financial Corp.	7,331	458,847

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Cboe Global Markets, Inc.	6,633	$618,726
Chubb Ltd.	5,443	689,193
Cincinnati Financial Corp.	8,505	544,575
Citigroup, Inc.	10,039	512,993
Citizens Financial Group, Inc.	18,773	473,831
CME Group, Inc.	3,581	582,056
Comerica, Inc.	10,880	414,528
Commerce Bancshares, Inc., Class C	13,990	831,986
Credit Acceptance Corp. (a) (b)	1,572	658,683
Discover Financial Services	8,991	450,359
East West Bancorp, Inc.	11,825	428,538
Erie Indemnity Co. Class A	3,799	729,028
Everest Re Group Ltd.	3,488	719,226
FactSet Research Systems, Inc.	2,492	818,547
Fidelity National Financial, Inc.	23,688	726,274
Fifth Third Bancorp	25,771	496,865
First American Financial Corp.	15,035	721,981
First Republic Bank	6,991	740,976
Franklin Resources, Inc. (b)	25,950	544,172
Globe Life, Inc.	9,447	701,251
Huntington Bancshares, Inc.	55,666	502,942
Intercontinental Exchange, Inc.	8,801	806,172
Invesco Ltd.	36,849	396,495
Jefferies Financial Group, Inc.	28,936	449,955
JPMorgan Chase & Co.	6,649	625,405
KeyCorp	37,245	453,644
KKR & Co., Inc.	19,780	610,806
Loews Corp.	17,209	590,097
LPL Financial Holdings, Inc.	7,103	556,875
M&T Bank Corp.	4,696	488,243
Markel Corp. (a)	761	702,532
MarketAxess Holdings, Inc.	1,467	734,850
Marsh & McLennan Cos., Inc.	8,565	919,623
MetLife, Inc.	17,360	633,987
Moody's Corp.	2,917	801,387
Morgan Stanley	14,262	688,855
Morningstar, Inc.	5,235	737,978
MSCI, Inc.	1,969	657,292
Nasdaq, Inc.	7,478	893,396
Northern Trust Corp.	7,172	569,026
Old Republic International Corp.	40,175	655,254
People's United Financial, Inc.	49,158	568,758
Principal Financial Group, Inc. (b)	13,872	576,243
Prosperity Bancshares, Inc.	10,310	612,208
Prudential Financial, Inc.	8,225	500,903
Raymond James Financial, Inc.	7,517	517,395
Regions Financial Corp.	44,921	499,522
Reinsurance Group of America, Inc.	6,131	480,916
RenaissanceRe Holdings Ltd.	4,598	786,396
S&P Global, Inc.	2,722	896,844

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Santander Consumer USA Holdings, Inc. (b)	25,944	$477,629
SEI Investments Co.	12,204	670,976
Signature Bank	5,539	592,230
State Street Corp.	7,848	498,740
SVB Financial Group (a)	2,095	451,535
Synchrony Financial	22,754	504,229
T. Rowe Price Group, Inc.	5,961	736,184
TCF Financial Corp.	16,648	489,784
The Allstate Corp.	7,915	767,676
The Bank of New York Mellon Corp.	16,587	641,088
The Blackstone Group, Inc., Class A	10,907	617,991
The Charles Schwab Corp.	12,114	408,726
The Goldman Sachs Group, Inc.	3,561	703,725
The Hartford Financial Services Group, Inc.	17,151	661,171
The PNC Financial Services Group, Inc.	5,806	610,849
The Progressive Corp.	9,180	735,410
The Travelers Cos., Inc.	6,679	761,740
Tradeweb Markets, Inc., Class A	10,997	639,366
Truist Financial Corp.	15,471	580,936
U.S. Bancorp	18,272	672,775
Voya Financial, Inc.	12,225	570,296
W.R. Berkley Corp.	11,707	670,694
Wells Fargo & Co.	17,615	450,944
Zions Bancorp NA	15,054	511,836
		55,885,614
Health Care (7.5%):
Abbott Laboratories	10,691	977,478
AbbVie, Inc.	6,228	611,465
ABIOMED, Inc. (a)	1,874	452,683
Agilent Technologies, Inc.	9,307	822,460
Alexion Pharmaceuticals, Inc. (a)	4,472	501,937
Align Technology, Inc. (a) (b)	1,507	413,581
Amedisys, Inc. (a)	3,049	605,348
AmerisourceBergen Corp.	6,812	686,445
Amgen, Inc.	3,431	809,236
Anthem, Inc.	2,131	560,410
Baxter International, Inc.	8,605	740,891
Biogen, Inc. (a)	1,176	314,639
Bio-Techne Corp.	3,660	966,495
Boston Scientific Corp. (a)	17,635	619,165
Bruker Corp.	11,959	486,492
Centene Corp. (a)	8,530	542,082
Cerner Corp.	11,964	820,133
Charles River Laboratories International, Inc. (a) (b)	3,971	692,344
Chemed Corp.	1,861	839,441
Cigna Corp.	2,740	514,161
CVS Health Corp.	10,735	697,453
Danaher Corp.	5,352	946,394
DaVita, Inc. (a)	6,831	540,605
DENTSPLY SIRONA, Inc.	16,025	706,062

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Edwards Lifesciences Corp. (a)	8,758	$605,265
Eli Lilly & Co.	6,017	987,870
Encompass Health Corp.	8,115	502,562
Exelixis, Inc. (a)	21,223	503,834
HCA Healthcare, Inc.	4,758	461,811
Henry Schein, Inc. (a)	11,781	687,893
Hill-Rom Holdings, Inc.	8,231	903,599
Humana, Inc.	1,674	649,094
IDEXX Laboratories, Inc. (a)	2,402	793,044
Illumina, Inc. (a)	1,768	654,779
Incyte Corp. (a)	6,837	710,843
Insulet Corp. (a)	2,016	391,628
Intuitive Surgical, Inc. (a)	1,181	672,969
IQVIA Holdings, Inc. (a)	4,842	686,983
Jazz Pharmaceuticals PLC (a)	5,229	576,968
Johnson & Johnson(c)	6,747	948,831
Laboratory Corp. of America Holdings (a)	4,838	803,640
Masimo Corp. (a)	4,356	993,124
Medtronic PLC	9,297	852,535
Merck & Co., Inc.	10,820	836,711
Mettler-Toledo International, Inc. (a)	947	762,856
Molina Healthcare, Inc. (a)	3,550	631,829
Penumbra, Inc. (a)	2,730	488,179
PerkinElmer, Inc.	7,789	764,023
PRA Health Sciences, Inc. (a)	6,209	604,074
Quest Diagnostics, Inc.	9,008	1,026,552
Regeneron Pharmaceuticals, Inc. (a)	1,181	736,531
ResMed, Inc.	4,052	777,984
Stryker Corp.	4,084	735,896
Teleflex, Inc.	2,039	742,155
The Cooper Cos., Inc.	2,614	741,435
Thermo Fisher Scientific, Inc.	2,376	860,920
UnitedHealth Group, Inc.	2,282	673,076
Universal Health Services, Inc., Class B	5,446	505,879
Varian Medical Systems, Inc. (a)	4,873	597,040
Veeva Systems, Inc., Class A (a)	3,496	819,532
Vertex Pharmaceuticals, Inc. (a)	2,826	820,415
Waters Corp. (a)	3,706	668,562
West Pharmaceutical Services, Inc.	4,735	1,075,651
Zimmer Biomet Holdings, Inc.	5,131	612,436
Zoetis, Inc.	5,728	784,965
		45,521,373
Industrials (8.4%):
3M Co.	4,469	697,119
Alaska Air Group, Inc.	12,165	441,103
Allegion PLC	6,454	659,728
AMERCO, Inc. (b)	1,922	580,809
American Airlines Group, Inc. (b)	20,524	268,249
AMETEK, Inc.	9,243	826,047
AO Smith Corp.	15,831	745,957

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
C.H. Robinson Worldwide, Inc.	8,116	$641,651
Carlisle Cos., Inc.	4,653	556,825
Caterpillar, Inc.	5,075	641,988
Cintas Corp.	2,636	702,125
Copart, Inc. (a)	8,757	729,195
CoStar Group, Inc. (a) (c)	842	598,384
CSX Corp.	9,488	661,693
Cummins, Inc.	4,371	757,319
Deere & Co.	3,883	610,213
Delta Air Lines, Inc.	14,400	403,920
Donaldson Co., Inc.	14,706	684,123
Dover Corp.	6,843	660,760
Eaton Corp. PLC	7,280	636,854
Emerson Electric Co.	10,541	653,858
Enphase Energy, Inc. (a) (b)	3,532	168,017
Expeditors International of Washington, Inc.	9,893	752,264
Fastenal Co.	14,456	619,295
Fortive Corp.	9,834	665,368
Fortune Brands Home & Security, Inc.	10,329	660,333
Generac Holdings, Inc. (a)	4,851	591,482
General Dynamics Corp.	5,273	788,103
Graco, Inc.	14,250	683,858
HD Supply Holdings, Inc. (a)	20,373	705,924
HEICO Corp.	5,272	525,355
Honeywell International, Inc.	4,909	709,792
Hubbell, Inc.	5,738	719,316
Huntington Ingalls Industries, Inc.	3,122	544,758
IDEX Corp.	5,244	828,762
Illinois Tool Works, Inc.	4,197	733,845
Ingersoll Rand, Inc. (a) (c)	16,188	455,207
J.B. Hunt Transport Services, Inc.	6,426	773,305
Kansas City Southern	4,450	664,341
Knight-Swift Transportation Holdings, Inc.	14,166	590,864
L3Harris Technologies, Inc.	3,570	605,722
Lennox International, Inc.	3,052	711,085
Lockheed Martin Corp.	2,464	899,162
Masco Corp.	15,339	770,172
Nordson Corp.	4,697	891,068
Norfolk Southern Corp.	3,395	596,060
Old Dominion Freight Line, Inc.	5,021	851,511
Owens Corning, Inc.	9,817	547,396
PACCAR, Inc.	10,085	754,862
Parker-Hannifin Corp.	3,006	550,910
Quanta Services, Inc.	16,180	634,741
Raytheon Technologies Corp.	6,149	378,901
Republic Services, Inc. (c)	12,120	994,446
Robert Half International, Inc.	12,704	671,152
Rockwell Automation, Inc.	3,020	643,260
Rollins, Inc. (b)	18,166	770,057
Roper Technologies, Inc.	2,293	890,280

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Snap-on, Inc.	5,162	$714,989
Southwest Airlines Co.	15,116	516,665
Spirit AeroSystems Holdings, Inc., Class A	9,637	230,710
Stanley Black & Decker, Inc.	3,684	513,476
Teledyne Technologies, Inc. (a)	2,141	665,744
Textron, Inc.	12,415	408,578
The Middleby Corp. (a)	5,465	431,407
The Toro Co.	11,614	770,473
Trane Technologies PLC	8,102	720,916
TransDigm Group, Inc.	1,027	453,985
TransUnion	7,775	676,736
Trex Co., Inc. (a) (b)	4,461	580,242
Union Pacific Corp.	3,963	670,024
United Airlines Holdings, Inc. (a)	9,445	326,891
United Rentals, Inc. (a)	3,131	466,644
Verisk Analytics, Inc.	5,999	1,021,030
W.W. Grainger, Inc.	2,156	677,329
Waste Management, Inc.	8,813	933,385
Watsco, Inc.	5,614	997,608
Woodward, Inc. (b)	6,613	512,838
XPO Logistics, Inc. (a)	5,064	391,194
Xylem, Inc.	8,340	541,766
		50,721,524
Information Technology (9.0%):
Accenture PLC, Class A	4,716	1,012,620
Adobe, Inc. (a)	1,964	854,949
Advanced Micro Devices, Inc. (a)	7,670	403,519
Akamai Technologies, Inc. (a)	8,088	866,144
Amphenol Corp., Class A	7,848	751,918
Analog Devices, Inc.	5,069	621,662
ANSYS, Inc. (a)	2,480	723,490
Apple, Inc.	2,306	841,229
Applied Materials, Inc.	7,749	468,427
Arista Networks, Inc. (a)	1,963	412,289
Aspen Technology, Inc. (a)	4,314	446,974
Automatic Data Processing, Inc.	5,155	767,528
Black Knight, Inc. (a)	11,719	850,331
Booz Allen Hamilton Holdings Corp.	10,051	781,867
Broadcom, Inc.	1,999	630,904
Broadridge Financial Solutions, Inc.	6,770	854,306
CACI International, Inc., Class A (a)	2,764	599,456
Cadence Design Systems, Inc. (a)	8,629	828,039
CDW Corp.	5,136	596,700
Ciena Corp. (a)	11,294	611,683
Cisco Systems, Inc.	14,982	698,760
Citrix Systems, Inc.	8,233	1,217,742
Cognex Corp.	10,042	599,708
Cognizant Technology Solutions Corp., Class A	11,694	664,453
Corning, Inc.	23,971	620,849
Dell Technologies, Inc., Class C (a) (b)	11,097	609,669

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Dolby Laboratories, Inc., Class A	9,774	$643,813
Entegris, Inc.	10,132	598,295
EPAM Systems, Inc. (a)	2,367	596,508
Euronet Worldwide, Inc. (a)	4,846	464,344
F5 Networks, Inc. (a)	5,005	698,097
Fair Isaac Corp. (a)	1,324	553,485
Fiserv, Inc. (a)	6,504	634,920
FleetCor Technologies, Inc. (a)	2,331	586,316
FLIR Systems, Inc.	11,644	472,397
Fortinet, Inc. (a)	5,134	704,744
Gartner, Inc. (a)	3,914	474,886
Genpact Ltd.	18,625	680,185
Global Payments, Inc.	4,019	681,703
Intel Corp.	10,358	619,719
International Business Machines Corp.	5,527	667,496
Jack Henry & Associates, Inc.	5,427	998,731
Juniper Networks, Inc.	32,229	736,756
Keysight Technologies, Inc. (a)	4,857	489,488
KLA Corp.	3,044	591,997
Lam Research Corp.	1,505	486,807
Leidos Holdings, Inc.	6,095	570,919
Mastercard, Inc., Class A	2,315	684,546
Maxim Integrated Products, Inc.	10,586	641,617
Microchip Technology, Inc. (b)	5,183	545,822
Micron Technology, Inc. (a)	7,036	362,495
Microsoft Corp. (c)	4,533	922,511
MKS Instruments, Inc.	3,784	428,500
Monolithic Power Systems, Inc.	3,142	744,655
Motorola Solutions, Inc.	4,554	638,152
NetApp, Inc.	8,806	390,722
NortonLifeLock, Inc.	14,019	277,997
NVIDIA Corp.	1,512	574,424
Oracle Corp.	14,762	815,896
Paychex, Inc.	11,431	865,898
Paycom Software, Inc. (a)	1,483	459,330
Paylocity Holding Corp. (a)	3,338	486,981
PayPal Holdings, Inc. (a)	5,562	969,067
Qorvo, Inc. (a)	4,081	451,073
QUALCOMM, Inc.	6,706	611,654
RealPage, Inc. (a)	7,785	506,103
Seagate Technology PLC	12,023	582,033
Skyworks Solutions, Inc.	4,757	608,230
SS&C Technologies Holdings, Inc.	8,593	485,333
SYNNEX Corp.	3,277	392,486
Synopsys, Inc. (a)	4,317	841,815
TE Connectivity Ltd.	8,560	698,068
Teradyne, Inc.	7,002	591,739
Texas Instruments, Inc.	5,042	640,183
The Trade Desk, Inc., Class A (a) (b)	1,035	420,728
The Western Union Co.	30,389	657,010
Trimble, Inc. (a)	15,239	658,173

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Tyler Technologies, Inc. (a)	2,660	$922,700
Ubiquiti, Inc.	2,196	383,334
Universal Display Corp.	2,401	359,238
VeriSign, Inc. (a)	3,907	808,085
Visa, Inc., Class A	4,191	809,575
VMware, Inc., Class A (a) (b)	3,742	579,486
WEX, Inc. (a)	2,808	463,348
Xerox Holdings Corp.	15,556	237,851
Xilinx, Inc.	5,414	532,683
Zebra Technologies Corp. (a)	1,965	502,942
Zoom Video Communications, Inc., Class A (a) (b)	3,015	764,423
		55,603,728
Materials (2.5%):
Air Products & Chemicals, Inc.	3,351	809,132
Albemarle Corp. (b)	4,824	372,461
AptarGroup, Inc.	9,232	1,033,800
Axalta Coating Systems Ltd. (a)	23,000	518,650
Ball Corp.	8,824	613,180
Celanese Corp.	6,878	593,847
CF Industries Holdings, Inc.	14,447	406,539
Crown Holdings, Inc. (a)	8,996	585,909
Eastman Chemical Co.	8,632	601,132
Ecolab, Inc.	4,436	882,542
International Flavors & Fragrances, Inc.	3,920	480,043
International Paper Co.	16,254	572,303
LyondellBasell Industries NV, Class A	7,269	477,719
Martin Marietta Materials, Inc. (b)	3,045	629,006
Nucor Corp.	14,577	603,634
Packaging Corp. of America	7,477	746,205
PPG Industries, Inc.	7,518	797,359
Reliance Steel & Aluminum Co.	5,436	516,039
Royal Gold, Inc.	5,439	676,176
RPM International, Inc.	12,118	909,577
Steel Dynamics, Inc.	18,063	471,264
The Sherwin-Williams Co.	1,405	811,879
Vulcan Materials Co.	6,647	770,055
Westlake Chemical Corp.	7,524	403,663
Westrock Co.	14,262	403,044
		15,685,158
Real Estate (0.2%):
CBRE Group, Inc., Class A (a)	12,448	562,899
Jones Lang LaSalle, Inc.	4,061	420,151
		983,050
Utilities (4.0%):
Alliant Energy Corp.	20,415	976,654
Ameren Corp.	14,096	991,794
American Electric Power Co., Inc. (c)	11,748	935,611
American Water Works Co., Inc.	7,881	1,013,970
Atmos Energy Corp.	10,163	1,012,032

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
CenterPoint Energy, Inc.	32,125	$599,774
CMS Energy Corp.	16,606	970,123
Consolidated Edison, Inc. (c)	12,761	917,899
DTE Energy Co.	8,819	948,043
Duke Energy Corp. (c)	12,298	982,487
Edison International	9,220	500,738
Entergy Corp.	9,119	855,453
Essential Utilities, Inc. (b)	17,922	757,025
Evergy, Inc. (c)	17,579	1,042,259
Eversource Energy(c)	12,643	1,052,783
Exelon Corp.	20,843	756,392
MDU Resources Group, Inc.	34,149	757,425
NextEra Energy, Inc. (c)	4,000	960,680
NRG Energy, Inc.	20,843	678,648
OGE Energy Corp.	26,805	813,800
Pinnacle West Capital Corp.	10,793	791,019
PPL Corp.	27,803	718,430
Public Service Enterprise Group, Inc.	20,333	999,569
Sempra Energy	7,151	838,312
The Southern Co. (c)	15,886	823,689
Vistra Corp.	33,584	625,334
WEC Energy Group, Inc. (c)	11,125	975,106
Xcel Energy, Inc. (b) (c)	15,960	997,500
		24,292,549
Total Common Stocks (Cost $283,215,289)		329,066,962
Rights (0.0%) (d)
Communication Services (0.0%): (d)
T-Mobile U.S., Inc., Expires 7/28/20 (a)	7,166	1,204
Total Rights (Cost $—)		1,204
Investment Companies (45.9%)
BlackRock Liquidity Funds T-Fund, Institutional Class, 0.20% (e) (f)	280,075,188	280,075,188
Total Investment Companies (Cost $280,075,188)		280,075,188
Collateral for Securities Loaned^ (1.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (e)	183,266	183,266
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (e)	5,546,684	5,546,684
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (e)	1,274,431	1,274,431
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (e)	729,266	729,266
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (e)	3,278,921	3,278,921
Total Collateral for Securities Loaned (Cost $11,012,568)		11,012,568
Total Investments (Cost $574,303,045) — 101.7%		620,155,922
Liabilities in excess of other assets — (1.7)%		(10,542,684)
NET ASSETS — 100.00%		$609,613,238

See notes to financial statements.

Victory Portfolios II VictoryShares US 500 Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2020.

(f)  Represents an investment greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	15	9/18/20	$2,345,123	$2,317,650	$(27,473)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(27,473)
	Total net unrealized appreciation (depreciation)				$(27,473)

See notes to financial statements.

Victory Portfolios II VictoryShares US EQ Income Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (76.7%)
Communication Services (3.1%):
AT&T, Inc.	175,096	$5,293,152
Omnicom Group, Inc. (a)	85,296	4,657,162
Verizon Communications, Inc.	141,995	7,828,184
		17,778,498
Consumer Discretionary (4.0%):
Darden Restaurants, Inc.	47,804	3,622,109
Genuine Parts Co.	60,189	5,234,035
Hasbro, Inc.	40,571	3,040,796
Kohl's Corp. (b)	65,017	1,350,403
Las Vegas Sands Corp. (b)	64,277	2,927,175
Royal Caribbean Cruises Ltd. (a)	41,674	2,096,202
Tapestry, Inc.	103,352	1,372,515
Whirlpool Corp. (a)	29,842	3,865,434
		23,508,669
Consumer Staples (11.2%):
Archer-Daniels-Midland Co.	134,182	5,353,862
Campbell Soup Co.	141,530	7,024,134
Conagra Brands, Inc.	109,388	3,847,176
General Mills, Inc.	121,625	7,498,181
Ingredion, Inc.	54,706	4,540,598
Kellogg Co.	78,133	5,161,466
Kimberly-Clark Corp.	44,564	6,299,121
Philip Morris International, Inc.	53,520	3,749,611
The Coca-Cola Co.	123,984	5,539,605
The J.M. Smucker Co. (a)	51,225	5,420,117
The Kraft Heinz Co.	141,557	4,514,253
Walgreens Boots Alliance, Inc.	93,508	3,963,804
		62,911,928
Energy (5.2%):
ConocoPhillips	71,508	3,004,766
Exxon Mobil Corp.	94,195	4,212,400
HollyFrontier Corp. (a)	92,717	2,707,336
Kinder Morgan, Inc.	315,999	4,793,706
ONEOK, Inc. (a)	77,329	2,568,869
Phillips 66	58,606	4,213,771
The Williams Cos., Inc.	244,252	4,645,673
Valero Energy Corp.	53,952	3,173,457
		29,319,978
Financials (16.4%):
American International Group, Inc.	109,902	3,426,744
Ares Management Corp., Class A	102,115	4,053,966
Citigroup, Inc.	69,265	3,539,442
Citizens Financial Group, Inc.	129,782	3,275,698
Comerica, Inc.	75,211	2,865,539
Fidelity National Financial, Inc.	163,437	5,010,978

See notes to financial statements.

Victory Portfolios II VictoryShares US EQ Income Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Fifth Third Bancorp	178,160	$3,434,925
Franklin Resources, Inc. (a)	179,409	3,762,207
Huntington Bancshares, Inc.	384,789	3,476,569
Invesco Ltd.	254,747	2,741,078
KeyCorp	257,486	3,136,179
MetLife, Inc.	120,011	4,382,802
Old Republic International Corp.	277,187	4,520,920
People's United Financial, Inc. (a)	339,852	3,932,088
Principal Financial Group, Inc. (a)	95,877	3,982,731
Prudential Financial, Inc.	56,858	3,462,652
Regions Financial Corp.	310,515	3,452,927
Santander Consumer USA Holdings, Inc. (a)	179,354	3,301,907
TCF Financial Corp.	115,066	3,385,242
The Blackstone Group, Inc., Class A	75,259	4,264,174
The PNC Financial Services Group, Inc.	40,053	4,213,976
Truist Financial Corp.	106,952	4,016,048
U.S. Bancorp	126,066	4,641,749
Wells Fargo & Co.	121,776	3,117,466
Zions Bancorp NA	104,074	3,538,516
		92,936,523
Health Care (3.6%):
AbbVie, Inc.	42,970	4,218,795
Amgen, Inc.	23,676	5,584,221
CVS Health Corp.	74,067	4,812,133
Merck & Co., Inc.	74,649	5,772,607
		20,387,756
Industrials (5.9%):
3M Co.	30,896	4,819,467
Caterpillar, Inc.	35,088	4,438,632
Cummins, Inc.	30,219	5,235,744
Delta Air Lines, Inc.	99,360	2,787,048
Eaton Corp. PLC	50,332	4,403,043
Emerson Electric Co.	72,878	4,520,622
Watsco, Inc. (a)	38,797	6,894,227
		33,098,783
Information Technology (9.1%):
Broadcom, Inc.	13,821	4,362,046
Cisco Systems, Inc.	103,565	4,830,272
Corning, Inc.	165,391	4,283,627
International Business Machines Corp.	38,206	4,614,139
Juniper Networks, Inc.	222,793	5,093,048
Maxim Integrated Products, Inc.	73,185	4,435,742
NetApp, Inc.	60,877	2,701,112
Paychex, Inc.	79,023	5,985,992
QUALCOMM, Inc.	46,265	4,219,831
Seagate Technology PLC	83,093	4,022,532
The Western Union Co. (a)	210,093	4,542,211
Xerox Holdings Corp.	107,541	1,644,302
		50,734,854

See notes to financial statements.

Victory Portfolios II VictoryShares US EQ Income Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (5.2%):
CF Industries Holdings, Inc.	99,685	$2,805,136
Eastman Chemical Co.	59,678	4,155,976
International Paper Co.	112,358	3,956,125
LyondellBasell Industries NV, Class A	50,251	3,302,496
Nucor Corp.	100,761	4,172,513
Packaging Corp. of America	51,674	5,157,065
Steel Dynamics, Inc.	124,876	3,258,015
Westrock Co.	98,591	2,786,182
		29,593,508
Utilities (13.0%):
American Electric Power Co., Inc. (b)	81,225	6,468,759
CenterPoint Energy, Inc.	222,096	4,146,532
Consolidated Edison, Inc. (b)	88,220	6,345,665
DTE Energy Co.	60,847	6,541,053
Duke Energy Corp. (b)	85,026	6,792,728
Edison International	63,621	3,455,257
Entergy Corp.	62,921	5,902,619
Exelon Corp.	144,099	5,229,353
OGE Energy Corp.	185,285	5,625,253
Pinnacle West Capital Corp.	74,611	5,468,240
PPL Corp.	192,216	4,966,861
Public Service Enterprise Group, Inc.	140,530	6,908,454
The Southern Co. (b)	109,824	5,694,374
		73,545,148
Total Common Stocks (Cost $398,663,479)		433,815,645
Investment Companies (23.1%)
BlackRock Liquidity Funds T-Fund, Institutional Class, 0.20% (c)	130,782,399	130,782,399
Total Investment Companies (Cost $130,782,399)		130,782,399
Collateral for Securities Loaned^ (4.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	423,381	423,381
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	12,813,901	12,813,901
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	2,944,179	2,944,179
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	1,684,744	1,684,744
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	7,574,935	7,574,935
Total Collateral for Securities Loaned (Cost $25,441,140)		25,441,140
Total Investments (Cost $554,887,018) — 104.3%		590,039,184
Liabilities in excess of other assets — (4.3)%		(24,147,158)
NET ASSETS — 100.00%		$565,892,026

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

See notes to financial statements.

Victory Portfolios II VictoryShares US EQ Income Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	16	9/18/20	$2,486,904	$2,472,160	$(14,744)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(14,744)
	Total net unrealized appreciation (depreciation)				$(14,744)

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (78.1%)
Communication Services (1.8%):
Cargurus, Inc. (a)	1,844	$46,745
Cumulus Media, Inc., Class A (a) (b)	4,045	15,978
John Wiley & Sons, Inc., Class A	2,650	103,350
MSG Networks, Inc., Class A (a) (b)	4,533	45,103
QuinStreet, Inc. (a)	3,011	31,495
Sciplay Corp., Class A (a)	5,268	78,124
Shenandoah Telecommunications Co.	1,172	57,768
TechTarget, Inc. (a)	2,527	75,886
Telephone & Data Systems, Inc.	2,502	49,740
The Marcus Corp.	2,718	36,068
United States Cellular Corp. (a)	1,414	43,650
WideOpenWest, Inc. (a)	8,527	44,937
Yelp, Inc. (a)	1,920	44,410
		673,254
Consumer Discretionary (13.6%):
Acushnet Holdings Corp. (b)	3,619	125,904
Adtalem Global Education, Inc. (a)	1,889	58,842
American Eagle Outfitters, Inc. (b)	3,859	42,063
America's Car-Mart, Inc. (a)	601	52,810
Asbury Automotive Group, Inc. (a)	821	63,488
Big Lots, Inc.	2,049	86,058
BJ's Restaurants, Inc.	1,439	30,133
Bloomin' Brands, Inc.	3,588	38,248
Boot Barn Holdings, Inc. (a)	1,577	34,000
Boyd Gaming Corp.	2,471	51,644
Brinker International, Inc.	2,012	48,288
Carriage Services, Inc.	2,625	47,565
Cavco Industries, Inc. (a)	323	62,291
Century Communities, Inc. (a)	1,890	57,947
Collectors Universe, Inc.	2,349	80,524
Conn's, Inc. (a) (b)	4,144	41,813
Cooper Tire & Rubber Co.	2,685	74,133
Core-Mark Holding Co., Inc.	2,446	61,040
Crocs, Inc. (a)	1,773	65,281
Dave & Buster's Entertainment, Inc. (b)	1,705	22,728
Denny's Corp. (a)	5,399	54,530
Dine Brands Global, Inc.	851	35,827
Dorman Products, Inc. (a)	986	66,131
El Pollo Loco Holdings, Inc. (a)	3,626	53,520
Fox Factory Holding Corp. (a)	988	81,619
Garrett Motion, Inc. (a)	5,984	33,151
Genesco, Inc. (a)	1,130	24,476
Gentherm, Inc. (a)	1,886	73,365
G-III Apparel Group Ltd. (a)	1,814	24,108
Graham Holdings Co. Class B	237	81,213
Green Brick Partners, Inc. (a)	7,043	83,459
Group 1 Automotive, Inc.	709	46,773
See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Haverty Furniture Cos., Inc.	3,673	$58,768
Hilton Grand Vacations, Inc. (a)	2,545	49,755
Hooker Furniture Corp.	3,999	77,781
Installed Building Products, Inc. (a)	870	59,839
iRobot Corp. (a)	940	78,866
Jack in the Box, Inc.	1,023	75,794
Johnson Outdoors, Inc., Class A	1,028	93,569
KB Home	2,194	67,312
Kontoor Brands, Inc.	1,479	26,341
La-Z-Boy, Inc.	2,394	64,782
LCI Industries	719	82,671
LGI Homes, Inc. (a)	777	68,399
Lithia Motors, Inc., Class A	479	72,487
M/I Homes, Inc. (a)	1,957	67,399
Malibu Boats, Inc., Class A (a)	1,144	59,431
MarineMax, Inc. (a)	2,563	57,386
MDC Holdings, Inc.	1,724	61,547
Meritage Homes Corp. (a)	1,030	78,404
Monarch Casino & Resort, Inc. (a)	1,922	65,502
Monro, Inc.	1,165	64,005
Movado Group, Inc.	3,125	33,875
Murphy USA, Inc. (a)	611	68,792
National Vision Holdings, Inc. (a)	1,301	39,707
Oxford Industries, Inc.	1,183	52,064
PetMed Express, Inc.	1,456	51,892
Rent-A-Center, Inc.	3,038	84,516
Rocky Brands, Inc.	2,668	54,854
Ruth's Hospitality Group, Inc.	3,115	25,418
Sally Beauty Holdings, Inc. (a) (b)	3,391	42,489
Shoe Carnival, Inc. (b)	1,739	50,901
Shutterstock, Inc. (b)	1,929	67,457
Skyline Champion Corp. (a)	1,903	46,319
Sleep Number Corp. (a)	1,134	47,220
Sonic Automotive, Inc., Class A	2,001	63,852
Stamps.com, Inc. (a)	159	29,207
Standard Motor Products, Inc.	1,787	73,624
Steven Madden Ltd.	1,937	47,825
Stoneridge, Inc. (a)	3,186	65,823
Sturm Ruger & Co., Inc.	1,417	107,692
The Buckle, Inc.	1,942	30,451
The Cheesecake Factory, Inc. (b)	2,019	46,275
The Children's Place, Inc.	697	26,082
The Michaels Cos., Inc. (a)	6,008	42,477
Tilly's, Inc., Class A	5,994	33,986
TRI Pointe Group, Inc. (a)	5,462	80,236
Tupperware Brands Corp.	8,483	40,294
Twin River Worldwide Holdings, Inc.	2,409	53,697
Urban Outfitters, Inc. (a)	2,068	31,475
Visteon Corp. (a)	722	49,457
Wingstop, Inc.	808	112,287

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Winmark Corp.	609	$104,284
Winnebago Industries, Inc.	1,018	67,819
XPEL, Inc. (a)	2,256	35,284
YETI Holdings, Inc. (a)	1,470	62,813
Zumiez, Inc. (a)	1,852	50,708
		5,054,162
Consumer Staples (4.5%):
B&G Foods, Inc.	3,168	77,236
BJ's Wholesale Club Holdings, Inc. (a)	3,173	118,258
elf Beauty, Inc. (a)	3,072	58,583
Hostess Brands, Inc. (a)	9,463	115,638
Ingles Markets, Inc., Class A	2,083	89,715
Inter Parfums, Inc.	1,320	63,558
John B Sanfilippo & Son, Inc.	1,073	91,559
Lifevantage Corp. (a)	4,583	61,962
Medifast, Inc. (b)	501	69,524
MGP Ingredients, Inc. (b)	1,296	47,570
National Beverage Corp. (a)	1,187	72,430
Nu Skin Enterprises, Inc., Class A	2,000	76,460
PriceSmart, Inc.	1,091	65,820
Sprouts Farmers Market, Inc. (a)	4,243	108,578
The Chefs' Warehouse, Inc. (a) (b)	2,216	30,093
Tootsie Roll Industries, Inc. (b)	3,467	118,814
Universal Corp.	1,846	78,473
USANA Health Sciences, Inc. (a)	681	50,006
Vector Group Ltd.	4,663	46,910
WD-40 Co.	643	127,507
Weis Markets, Inc.	2,549	127,756
		1,696,450
Energy (1.5%):
Archrock, Inc.	8,222	53,361
Cactus, Inc., Class A	2,072	42,745
CONSOL Energy, Inc. (a)	6,274	31,809
Core Laboratories NV	1,603	32,573
CVR Energy, Inc.	2,497	50,215
Delek U.S. Holdings, Inc.	2,428	42,271
Falcon Minerals Corp.	11,706	37,459
Helix Energy Solutions Group, Inc. (a)	6,932	24,054
Magnolia Oil & Gas Corp., Class A (a)	7,323	44,377
ProPetro Holding Corp. (a)	3,535	18,170
Solaris Oilfield Infrastructure, Inc., Class A (b)	4,695	34,837
Southwestern Energy Co. (a)	22,090	56,550
World Fuel Services Corp.	2,352	60,589
		529,010
Financials (17.5%):
American National Insurance Co.	1,148	82,736
Ameris Bancorp	2,608	61,523
AMERISAFE, Inc.	1,307	79,936

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Artisan Partners Asset Management, Inc., Class A	2,751	$89,408
Associated Bancorp	5,598	76,581
Atlantic Union Bankshares Corp.	3,031	70,198
Axos Financial, Inc. (a)	2,801	61,846
B. Riley Financial, Inc.	2,534	55,140
BancFirst Corp.	1,969	79,882
BancorpSouth Bank	4,050	92,097
Bank of Hawaii Corp.	1,499	92,054
BankUnited, Inc.	3,035	61,459
Banner Corp.	1,945	73,910
Berkshire Hills Bancorp, Inc.	3,581	39,463
Cadence Bancorp	3,699	32,773
Cannae Holdings, Inc. (a)	1,798	73,898
Capitol Federal Financial, Inc.	10,856	119,525
Cathay General Bancorp	3,143	82,661
CNO Financial Group, Inc.	4,910	76,449
Cohen & Steers, Inc.	1,224	83,293
Columbia Banking System, Inc.	2,972	84,241
Columbia Financial, Inc. (a)	9,288	129,615
CVB Financial Corp.	5,720	107,194
Eagle Bancorp, Inc.	1,479	48,437
Employers Holdings, Inc.	2,741	82,641
Evercore, Inc.	1,065	62,750
Federated Hermes, Inc.	3,103	73,541
First Bancorp, Inc.	10,431	58,309
First Busey Corp.	5,055	94,276
First Financial Bancorp	4,281	59,463
First Interstate BancSystem, Inc., Class A	3,209	99,351
First Merchants Corp.	2,637	72,702
First Midwest Bancorp, Inc.	5,252	70,114
Flagstar Bancorp, Inc.	3,408	100,297
Fulton Financial Corp.	7,457	78,522
Goosehead Insurance, Inc., Class A (a)	1,012	76,062
Great Western Bancorp, Inc.	3,146	43,289
Hancock Whitney Corp.	2,405	50,986
Heartland Financial USA, Inc.	2,031	67,917
Hilltop Holdings, Inc.	4,657	85,922
Home BancShares, Inc.	5,126	78,838
Hope Bancorp, Inc.	7,702	71,012
Horace Mann Educators Corp.	2,497	91,715
Independent Bank Corp.	1,326	88,961
Independent Bank Group, Inc.	1,937	78,487
International Bancshares Corp.	2,692	86,198
Investors Bancorp, Inc.	10,874	92,429
Kinsale Capital Group, Inc.	552	85,676
Mercury General Corp.	1,886	76,855
Moelis & Co. Class A	2,128	66,308
National General Holdings Corp.	4,728	102,172
Navient Corp.	5,692	40,015
NBT Bancorp, Inc.	3,228	99,293

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Nelnet, Inc., Class A	2,063	$98,487
NMI Holdings, Inc., Class A (a)	2,490	40,039
Northwest Bancshares, Inc.	9,091	92,955
Oceanfirst Financial Corp.	5,223	92,081
Old National Bancorp	7,019	96,581
Pacific Premier Bancorp, Inc.	3,247	70,395
Park National Corp.	1,214	85,441
Pennymac Financial Services	2,338	97,705
PRA Group, Inc. (a)	1,944	75,155
Provident Financial Services, Inc.	6,606	95,457
Renasant Corp.	3,358	83,614
S&T Bancorp, Inc.	3,281	76,939
Safety Insurance Group, Inc.	1,305	99,519
Seacoast Banking Corp. of Florida (a)	3,453	70,441
ServisFirst Bancshares, Inc.	2,237	79,995
Simmons First National Corp., Class A	3,862	66,079
South State Corp.	1,429	68,106
Towne Bank	4,788	90,206
Trustmark Corp.	3,752	91,999
UMB Financial Corp.	1,666	85,882
United Bankshares, Inc.	3,373	93,297
United Community Banks, Inc.	3,660	73,639
Veritex Holdings, Inc.	3,783	66,959
Victory Capital Holdings, Inc., Class A (c)	2,921	50,212
Walker & Dunlop, Inc.	1,174	59,651
Washington Federal, Inc.	3,981	106,850
WesBanco, Inc.	3,280	66,617
Westamerica Bancorp	2,002	114,956
WSFS Financial Corp.	2,754	79,040
		6,456,717
Health Care (6.4%):
Addus HomeCare Corp. (a)	900	83,304
Amphastar Pharmaceuticals, Inc. (a)	4,855	109,044
Anika Therapeutics, Inc. (a)	860	32,448
Atrion Corp.	147	93,640
BioLife Solutions, Inc. (a) (b)	2,879	47,072
BioSpecifics Technologies Corp. (a)	1,330	81,503
BioTelemetry, Inc. (a)	1,389	62,769
Computer Programs & Systems, Inc.	2,059	46,925
CONMED Corp.	1,017	73,214
Corcept Therapeutics, Inc. (a)	3,981	66,960
CorVel Corp. (a)	1,272	90,172
Enanta Pharmaceuticals, Inc. (a)	1,134	56,938
HealthStream, Inc. (a)	3,799	84,072
HMS Holdings Corp. (a)	2,436	78,902
Innoviva, Inc. (a)	5,247	73,353
Integer Holdings Corp. (a)	930	67,937
iRadimed Corp. (a)	1,631	37,856
Lantheus Holdings, Inc. (a)	2,938	42,013
LeMaitre Vascular, Inc.	2,174	57,394

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Magellan Health, Inc. (a)	1,152	$84,073
Meridian Bioscience, Inc. (a)	5,576	129,865
National Healthcare Corp.	1,568	99,475
National Research Corp.	1,397	81,319
Nextgen Healthcare, Inc. (a)	3,926	43,107
Phibro Animal Health Corp., Class A	1,732	45,500
Simulations Plus, Inc.	1,506	90,089
STAAR Surgical Co. (a)	1,356	83,448
Supernus Pharmaceuticals, Inc. (a)	2,175	51,656
Surmodics, Inc. (a)	1,564	67,627
Tactile Systems Technology, Inc. (a)	1,122	46,484
The Ensign Group, Inc.	1,524	63,779
The Joint Corp. (a)	3,809	58,163
Triple-S Management Corp., Class B (a)	2,939	55,900
U.S. Physical Therapy, Inc.	563	45,614
Zynex, Inc. (a) (b)	2,224	55,311
		2,386,926
Industrials (17.8%):
AAON, Inc.	1,284	69,708
ABM Industries, Inc.	2,736	99,317
Alamo Group, Inc.	559	57,376
Albany International Corp.	1,186	69,630
Allegiant Travel Co.	604	65,963
Allied Motion Technologies, Inc.	1,439	50,797
Altra Industrial Motion Corp.	1,726	54,990
Ameresco, Inc., Class A (a)	3,177	88,256
American Woodmark Corp. (a)	775	58,629
Applied Industrial Technologies, Inc.	1,450	90,466
Arcosa, Inc.	1,668	70,390
ASGN, Inc. (a)	1,468	97,887
Atkore International Group, Inc. (a)	1,994	54,536
AZZ, Inc.	1,605	55,084
Barnes Group, Inc.	1,204	47,630
BMC Stock Holdings, Inc. (a)	2,989	75,143
Brady Corp., Class A	2,084	97,573
Builders FirstSource, Inc. (a)	2,828	58,540
Chart Industries, Inc. (a)	960	46,550
Columbus McKinnon Corp.	1,959	65,529
Comfort Systems USA, Inc.	1,391	56,683
Construction Partners, Inc., Class A (a)	2,905	51,593
CSW Industrials, Inc.	1,460	100,900
Ducommun, Inc. (a)	807	28,140
DXP Enterprise, Inc. (a)	2,006	39,939
Echo Global Logistics, Inc. (a)	3,314	71,649
Encore Wire Corp.	1,569	76,599
EnerSys	1,041	67,020
Ennis, Inc.	4,974	90,228
ESCO Technologies, Inc.	1,060	89,601
Evoqua Water Technologies Corp. (a)	2,541	47,263
Federal Signal Corp.	2,624	78,012

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Forward Air Corp.	1,615	$80,459
Foundation Building Materials, Inc. (a)	3,534	55,166
Franklin Electric Co., Inc.	1,681	88,286
GATX Corp. (b)	1,131	68,968
Gibraltar Industries, Inc. (a)	1,586	76,144
GMS, Inc. (a)	2,271	55,844
GrafTech International Ltd. (b)	5,679	45,318
Great Lakes Dredge & Dock Corp. (a)	6,202	57,431
H&E Equipment Services, Inc.	2,242	41,432
Hawaiian Holdings, Inc.	2,648	37,178
Healthcare Services Group	1,849	45,227
Heartland Express, Inc.	5,063	105,412
Heidrick & Struggles International, Inc.	2,853	61,682
Helios Technologies, Inc. (b)	1,220	45,445
Herman Miller, Inc.	1,849	43,655
HNI Corp.	2,479	75,783
Hub Group, Inc., Class A (a)	1,495	71,551
Huron Consulting Group, Inc. (a)	1,273	56,330
Hyster-Yale Materials Handling, Inc.	1,143	44,188
ICF International, Inc.	1,210	78,444
Insperity, Inc.	543	35,148
Interface, Inc.	4,006	32,609
JELD-WEN Holding, Inc. (a)	2,821	45,446
Kadant, Inc.	747	74,446
Kaman Corp.	1,540	64,064
KAR Auction Services, Inc.	3,219	44,293
Kimball International, Inc., Class B	5,419	62,644
Knoll, Inc.	4,018	48,979
Korn Ferry	1,804	55,437
Kratos Defense & Security Solutions, Inc. (a) (b)	2,668	41,701
Marten Transport Ltd.	3,408	85,745
Matson, Inc.	2,107	61,314
McGrath RentCorp	1,206	65,136
Meritor, Inc. (a)	2,271	44,966
Mesa Air Group, Inc. (a)	5,980	20,571
Moog, Inc., Class A	967	51,232
Mueller Industries, Inc.	2,511	66,742
Mueller Water Products, Inc., Class A	7,808	73,629
MYR Group, Inc. (a)	2,482	79,201
National Presto Industries, Inc.	995	86,953
NV5 Global, Inc. (a)	850	43,206
Patrick Industries, Inc.	949	58,126
PGT Innovations, Inc. (a)	3,725	58,408
Powell Industries, Inc.	1,918	52,534
Primoris Services Corp.	3,786	67,239
Proto Labs, Inc. (a) (b)	621	69,844
Raven Industries, Inc.	2,645	56,894
Resources Connection, Inc.	6,889	82,462
Rush Enterprises, Inc., Class A	1,745	72,348
Saia, Inc. (a)	657	73,045

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
SkyWest, Inc.	1,560	$50,887
SP Plus Corp. (a)	1,966	40,716
Spirit Airlines, Inc. (a) (b)	1,667	29,673
SPX Corp. (a)	1,807	74,358
Standex International Corp.	863	49,666
Steelcase, Inc., Class A	3,886	46,865
Sterling Construction Co., Inc. (a)	4,725	49,471
Tennant Co.	959	62,345
The Gorman-Rupp Co.	2,622	81,492
The Greenbrier Cos., Inc.	2,106	47,912
The Shyft Group, Inc.	3,291	55,420
Thermon Group Holdings, Inc. (a)	3,924	57,173
TriMas Corp. (a)	3,543	84,855
Trinity Industries, Inc.	2,885	61,422
Triton International Ltd.	2,479	74,965
TrueBlue, Inc. (a)	3,598	54,941
UFP Industries, Inc.	1,166	57,729
Valmont Industries, Inc.	657	74,648
Vectrus, Inc. (a)	1,272	62,493
Vicor Corp. (a)	1,257	90,440
Wabash National Corp.	6,273	66,619
Werner Enterprises, Inc.	2,730	118,837
WESCO International, Inc. (a)	1,742	61,162
		6,634,015
Information Technology (7.8%):
ACM Research, Inc., Class A (a)	759	47,331
Advanced Energy Industries, Inc. (a)	984	66,705
Alarm.com Holdings, Inc. (a)	1,465	94,946
American Software, Inc., Class A	3,472	54,718
Axcelis Technologies, Inc. (a)	2,291	63,804
Badger Meter, Inc.	1,241	78,084
Brooks Automation, Inc.	1,448	64,060
Cass Information Systems, Inc.	2,103	82,080
Comtech Telecommunications Corp. (b)	1,880	31,753
CSG Systems International, Inc.	1,875	77,606
CTS Corp.	2,412	48,336
Digi International, Inc. (a)	4,560	53,124
Diodes, Inc. (a)	1,495	75,797
Ebix, Inc.	1,782	39,846
ePlus, Inc. (a)	681	48,133
EVERTEC, Inc.	2,443	68,648
ExlService Holdings, Inc. (a)	1,481	93,895
Fabrinet (a)	1,020	63,668
FormFactor, Inc. (a)	2,995	87,843
GlobalSCAPE, Inc.	3,742	36,485
GreenSky, Inc., Class A (a)	4,116	20,168
Ichor Holdings Ltd. (a)	1,362	36,202
Insight Enterprises, Inc. (a)	1,381	67,945
Intelligent Systems Corp. (a)	1,046	35,648
Lattice Semiconductor Corp. (a)	2,417	68,619

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Methode Electronics, Inc.	2,073	$64,802
MTS Systems Corp.	1,382	24,309
Napco Security Technologies, Inc. (a)	1,853	43,342
NIC, Inc.	2,891	66,377
OSI Systems, Inc. (a)	1,262	94,197
Paysign, Inc. (a)	3,483	33,820
PC Connection, Inc.	1,035	47,983
Perficient, Inc. (a)	1,702	60,898
Photronics, Inc. (a)	3,698	41,159
Plexus Corp. (a)	1,177	83,049
Power Integrations, Inc.	780	92,141
Sanmina Corp. (a)	2,884	72,215
ScanSource, Inc. (a)	2,583	62,224
Semtech Corp. (a)	1,494	78,017
SMART Global Holdings, Inc. (a)	1,447	39,329
Smith Micro Software, Inc. (a)	4,112	18,340
SPS Commerce, Inc. (a)	1,430	107,421
Sykes Enterprises, Inc. (a)	2,301	63,646
The Hackett Group, Inc.	4,225	57,207
TTEC Holdings, Inc.	1,814	84,460
Verra Mobility Corp. (a)	5,661	58,195
Virtusa Corp. (a)	1,243	40,360
Vishay Intertechnology, Inc.	3,676	56,133
Vishay Precision Group, Inc. (a)	2,678	65,825
		2,960,893
Materials (5.0%):
Allegheny Technologies, Inc. (a)	2,976	30,325
American Vanguard Corp.	3,986	54,847
Boise Cascade Co.	1,897	71,346
Cabot Corp.	1,838	68,098
Carpenter Technology Corp.	1,605	38,969
Chase Corp.	782	80,155
Commercial Metals Co.	3,536	72,134
Futurefuel Corp.	6,102	72,919
GCP Applied Technologies, Inc. (a)	3,271	60,775
Gold Resource Corp.	8,899	36,575
Greif, Inc., Class A	1,708	58,772
H.B. Fuller Co.	2,091	93,258
Haynes International, Inc.	2,845	66,459
Ingevity Corp. (a)	1,186	62,348
Innospec, Inc.	950	73,388
Koppers Holdings, Inc. (a)	1,778	33,498
Kronos Worldwide, Inc.	6,054	63,022
Materion Corp.	1,609	98,938
Minerals Technologies, Inc.	1,430	67,110
Myers Industries, Inc.	5,664	82,411
Neenah, Inc.	1,215	60,094
PolyOne Corp.	2,426	63,634
PQ Group Holdings, Inc. (a)	6,028	79,811
Ryerson Holding Corp. (a)	6,044	34,028

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Schweitzer-Mauduit International, Inc. (b)	2,205	$73,669
Stepan Co.	1,085	105,353
Tredegar Corp.	4,663	71,810
Trinseo SA	2,055	45,539
Warrior Met Coal, Inc.	2,676	41,184
		1,860,469
Real Estate (0.2%):
Marcus & Millichap, Inc. (a)	2,464	71,111
Utilities (2.0%):
American States Water Co.	1,437	112,991
Chesapeake Utilities Corp.	1,386	116,424
MGE Energy, Inc.	1,603	103,409
Middlesex Water Co.	1,562	104,935
Otter Tail Corp.	2,249	87,239
The York Water Co.	2,359	113,138
Unitil Corp.	2,173	97,394
		735,530
Total Common Stocks (Cost $25,128,509)		29,058,537
Investment Companies (21.7%)
BlackRock Liquidity Funds T-Fund, Institutional Class, 0.20% (d)	8,057,856	8,057,856
Total Investment Companies (Cost $8,057,856)		8,057,856
Collateral for Securities Loaned^ (1.9%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	11,821	11,821
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	357,768	357,768
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	82,202	82,202
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	47,039	47,039
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	211,494	211,494
Total Collateral for Securities Loaned (Cost $710,324)		710,324
Total Investments (Cost $33,896,689) — 101.7%		37,826,717
Liabilities in excess of other assets — (1.7)%		(624,090)
NET ASSETS — 100.00%		$37,202,627

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Affiliated security (See Note 8).

(d)  Rate disclosed is the daily yield on June 30, 2020.

See notes to financial statements.

Victory Portfolios II VictoryShares US Discovery Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	2	9/18/20	$136,948	$143,760	$6,812
	Total unrealized appreciation				$6,812
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$6,812

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (52.3%)
Australia (3.2%):
Communication Services (0.2%):
REA Group Ltd.	694	$51,652
Telstra Corp. Ltd.	25,715	55,528
		107,180
Consumer Discretionary (0.1%):
Aristocrat Leisure Ltd.	2,418	42,539
Consumer Staples (0.4%):
Coles Group Ltd.	5,525	65,447
Wesfarmers Ltd.	2,219	68,629
Woolworths Group Ltd.	2,469	63,501
		197,577
Energy (0.2%):
Origin Energy Ltd.	11,312	45,576
Santos Ltd.	10,027	36,663
		82,239
Financials (1.1%):
ASX Ltd. (a)	1,192	70,213
Australia & New Zealand Banking Group Ltd.	4,666	60,003
Commonwealth Bank of Australia	1,287	61,638
Insurance Australia Group Ltd.	14,381	57,247
Macquarie Group Ltd.	735	60,139
National Australia Bank Ltd.	4,342	54,579
QBE Insurance Group Ltd.	6,733	41,155
Suncorp Group Ltd.	8,696	55,374
Westpac Banking Corp.	4,829	59,801
		520,149
Health Care (0.5%):
Cochlear Ltd.	293	38,191
CSL Ltd.	255	50,490
Ramsay Health Care Ltd.	1,230	56,447
Sonic Healthcare Ltd.	3,423	71,861
		216,989
Industrials (0.1%):
Brambles Ltd.	6,836	51,265
Materials (0.4%):
BHP Group Ltd.	2,560	63,263
Fortescue Metals Group Ltd.	4,619	44,135
Newcrest Mining Ltd.	2,057	44,745
Rio Tinto Ltd.	874	59,067
		211,210

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.1%):
AGL Energy Ltd.	4,957	$58,308
		1,487,456
Austria (0.2%):
Energy (0.1%):
OMV AG (b)	1,269	42,426
Financials (0.1%):
Erste Group Bank AG (b)	1,457	34,291
		76,717
Belgium (0.3%):
Consumer Staples (0.1%):
Anheuser-Busch InBev SA/NV	699	34,445
Financials (0.1%):
KBC Group NV	719	41,243
Health Care (0.1%):
UCB SA	503	58,259
Materials (0.0%): (c)
Umicore SA	686	32,298
		166,245
Bermuda (0.1%):
Industrials (0.1%):
Jardine Matheson Holdings Ltd.	794	33,142
Canada (5.9%):
Communication Services (0.6%):
BCE, Inc. (d)	1,872	78,085
Rogers Communications, Inc.	1,410	56,664
Shaw Communications, Inc., Class B (d)	4,175	68,096
TELUS Corp. (a) (d)	4,395	73,725
		276,570
Consumer Discretionary (0.2%):
Dollarama, Inc.	1,454	48,374
Restaurant Brands International, Inc. (a)	906	49,318
		97,692
Consumer Staples (0.6%):
Alimentation Couche-Tard, Inc., Class B	1,793	56,231
Loblaw Cos. Ltd.	1,740	84,744
Metro, Inc.	2,133	87,998
Saputo, Inc. (a)	2,511	59,880
		288,853
Energy (0.5%):
Canadian Natural Resources Ltd. (a)	1,338	23,213
Cenovus Energy, Inc. (a)	4,322	20,219
Enbridge, Inc.	1,892	57,538

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Imperial Oil Ltd.	2,401	$38,631
Pembina Pipeline Corp.	2,293	57,333
TC Energy Corp.	1,533	65,503
		262,437
Financials (1.9%):
Bank of Montreal	1,332	70,908
Brookfield Asset Management, Inc., Class A (a)	1,777	58,491
Canadian Imperial Bank of Commerce (a)	1,119	74,803
Fairfax Financial Holdings Ltd.	160	49,439
Great-West Lifeco, Inc. (a)	3,983	69,836
Intact Financial Corp.	803	76,437
Manulife Financial Corp.	3,322	45,202
National Bank of Canada (a)	2,197	99,572
Power Corp. of Canada	2,871	50,508
Royal Bank of Canada	1,394	94,594
Sun Life Financial, Inc.	1,799	66,121
The Bank of Nova Scotia	2,268	93,868
The Toronto-Dominion Bank	1,798	80,257
		930,036
Industrials (0.6%):
CAE, Inc.	2,070	33,580
Canadian National Railway Co.	795	70,346
Canadian Pacific Railway Ltd.	246	62,582
WSP Global, Inc. (a)	968	59,375
Waste Connections, Inc.	721	67,559
		293,442
Information Technology (0.4%):
CGI, Inc. (b)	928	58,473
Constellation Software, Inc.	53	59,852
Open Text Corp.	1,358	57,676
		176,001
Materials (0.2%):
Aginco Eagle Mines Ltd.	671	42,972
Barrick Gold Corp.	1,795	48,307
Kirkland Lake Gold Ltd. (d)	773	31,833
		123,112
Utilities (0.9%):
Algonquin Power & Utilities Corp. (a)	5,274	68,188
Canadian Utilities Ltd., Class A	3,156	78,586
Emera, Inc. (a)	2,187	86,069
Fortis, Inc.	2,478	94,253
Hydro One Ltd. (a) (e)	4,693	88,266
		415,362
		2,863,505

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Denmark (1.3%):
Consumer Staples (0.1%):
Carlsberg A/S, Class B	358	$47,321
Financials (0.2%):
Danske Bank A/S (a)	2,512	33,439
Tryg A/S (a)	2,108	61,029
		94,468
Health Care (0.5%):
Coloplast A/S, Class B	401	62,159
Demant A/S (a) (b)	1,308	34,496
Genmab A/S (b)	203	67,954
GN Store Nord A/S	711	37,888
Novo Nordisk A/S, Class B	832	53,871
		256,368
Industrials (0.2%):
DSV PANALPINA A/S	416	50,797
Vestas Wind Systems A/S	385	39,210
		90,007
Materials (0.2%):
Christian Hansen Holding A/S	499	51,467
Novozymes A/S, B Shares	936	54,126
		105,593
Utilities (0.1%):
Orsted A/S (a) (e)	430	49,628
		643,385
Finland (0.7%):
Communication Services (0.1%):
Elisa Oyj	1,062	64,592
Energy (0.1%):
Neste Oyj	984	38,480
Financials (0.1%):
Sampo Oyj, Class A (a)	1,580	54,350
Industrials (0.2%):
Kone Oyj, Class B	1,075	73,933
Materials (0.1%):
Stora Enso Oyj, Class R (a)	2,931	35,002
UPM-Kymmene Oyj	1,319	38,111
		73,113
Utilities (0.1%):
Fortum Oyj (a)	2,707	51,409
		355,877

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
France (4.5%):
Communication Services (0.4%):
Iliad SA (b)	213	$41,552
Orange SA	5,188	62,041
Publicis Groupe SA (a)	1,029	33,304
Vivendi SA	2,657	68,175
		205,072
Consumer Discretionary (0.6%):
Accor SA (b)	1,349	36,690
Cie Generale des Etablissements Michelin SCA (b)	404	41,909
Hermes International	84	70,189
Kering SA	73	39,713
LVMH Moet Hennessy Louis Vuitton SE	112	49,133
Sodexo SA	558	37,737
		275,371
Consumer Staples (0.3%):
Danone SA (b)	858	59,337
L'Oreal SA (a) (b)	196	62,907
Pernod Ricard SA	334	52,549
		174,793
Energy (0.1%):
TOTAL SA (a)	1,373	52,404
Financials (0.4%):
Amundi SA (e)	677	53,010
BNP Paribas SA (b)	982	39,020
CNP Assurances (b)	3,163	36,422
Natixis SA (b)	9,316	24,333
Societe Generale SA (b)	1,460	24,274
		177,059
Health Care (0.6%):
BioMerieux (b)	516	70,895
EssilorLuxottica SA (b)	389	49,928
Orpea	443	51,210
Sanofi	583	59,371
Sartorius Stedim Biotech	229	57,883
		289,287
Industrials (1.4%):
Aeroports de Paris	397	40,764
Alstom SA	926	43,078
Bollore SA	16,232	50,985
Bureau Veritas SA	2,262	47,723
Cie de Saint-Gobain	1,290	46,447
Edenred	1,048	45,833
Eiffage SA (b)	548	50,112
Getlink SE	3,440	49,620
Legrand SA	794	60,316
Safran SA (b)	358	35,883

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Schneider Electric SE	494	$54,875
Teleperformance (b)	188	47,710
Thales SA	500	40,375
Vinci SA	555	51,126
		664,847
Information Technology (0.3%):
Atos SE (b)	521	44,424
Capgemini SE	387	44,324
Dassault Systemes SA	314	54,182
		142,930
Materials (0.2%):
Air Liquide SA (a)	474	68,372
Arkema SA	422	40,363
		108,735
Utilities (0.2%):
Suez	3,465	40,619
Veolia Environnement SA	2,290	51,504
		92,123
		2,182,621
Germany (3.1%):
Communication Services (0.3%):
Deutsche Telekom AG	4,644	77,970
Scout24 AG (e)	962	74,623
		152,593
Consumer Discretionary (0.3%):
Adidas AG (b)	158	41,464
Bayerische Motoren Werke AG	828	52,853
Puma SE (b)	456	35,255
		129,572
Consumer Staples (0.2%):
Beiersdorf AG	656	74,506
Financials (0.7%):
Allianz SE	294	60,032
Deutsche Boerse AG	364	65,857
Hannover Rueck SE	379	65,313
Muenchener Rueckversicherungs-Gesellschaft AG, Class R	274	71,228
Talanx AG	1,461	54,294
		316,724
Health Care (0.5%):
Bayer AG, Registered Shares	561	41,463
Carl Zeiss Meditec AG (b)	301	29,351
Fresenius Medical Care AG & Co. KGaA (b)	617	52,887
Fresenius SE & Co. KGaA (b)	1,049	51,993
Merck KGaA	480	55,703
		231,397

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Industrials (0.5%):
Brenntag AG	1,008	$52,962
Deutsche Post AG, Registered Shares (b)	1,843	67,393
MTU Aero Engines AG (b)	194	33,595
Rational AG	84	47,032
Siemens AG, Registered Shares	513	60,374
		261,356
Information Technology (0.1%):
Infineon Technologies AG	1,480	34,708
Nemetschek SE	489	33,620
		68,328
Materials (0.3%):
Covestro AG (b) (e)	1,031	39,206
Evonik Industries AG	1,802	45,771
Symrise AG	616	71,624
		156,601
Real Estate (0.1%):
Deutsche Wohnen SE	1,210	54,305
Utilities (0.1%):
Uniper SE	2,003	64,580
		1,509,962
Hong Kong (1.9%):
Consumer Discretionary (0.2%):
Galaxy Entertainment Group Ltd.	4,636	31,553
Techtronic Industries Co. Ltd.	4,352	42,564
		74,117
Consumer Staples (0.1%):
Sun Art Retail Group Ltd.	26,412	45,120
WH Group Ltd. (e)	30,366	26,016
		71,136
Financials (0.2%):
AIA Group Ltd.	4,470	41,699
Hong Kong Exchanges and Clearing Ltd.	1,548	65,912
		107,611
Health Care (0.1%):
Sino Biopharmaceutical Ltd.	21,500	40,502
Industrials (0.2%):
CK Hutchison Holdings Ltd.	7,186	46,174
MTR Corp. Ltd.	8,638	44,749
		90,923
Real Estate (0.7%):
CK Asset Holdings Ltd.	7,260	43,277
Hang Lung Properties Ltd.	20,338	48,180
Henderson Land Development Co. Ltd.	10,748	40,771

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
New World Development Co. Ltd.	7,412	$35,194
Shimao Group Holdings Ltd.	9,000	38,089
Sino Land Co. Ltd.	36,080	45,389
Sun Hung Kai Properties Ltd.	3,144	40,140
Swire Pacific Ltd., Class A	5,368	28,467
		319,507
Utilities (0.4%):
China Common Rich Renewable Energy INV Ltd. (b) (f) (g)	26,000	671
China Gas Holdings Ltd.	9,992	30,813
CK Infrastructure Holdings Ltd.	9,370	48,238
Hong Kong & China Gas Co. Ltd.	36,986	57,266
Power Assets Holdings Ltd. (d)	11,536	62,739
		199,727
		903,523
Ireland (0.7%):
Consumer Discretionary (0.1%):
Flutter Entertainment PLC	369	48,435
Consumer Staples (0.1%):
Kerry Group PLC	395	48,945
Industrials (0.3%):
DCC PLC	743	61,950
Experian PLC	1,568	54,761
Kingspan Group PLC	651	41,942
		158,653
Materials (0.2%):
CRH PLC	1,533	52,527
Smurfit Kappa Group PLC	1,096	36,642
		89,169
		345,202
Israel (0.4%):
Financials (0.2%):
Bank Hapoalim BM	8,224	48,899
Bank Leumi Le-Israel BM	9,939	49,707
		98,606
Information Technology (0.1%):
Nice Ltd. (b)	303	56,456
Real Estate (0.1%):
Azrieli Group Ltd.	625	28,296
		183,358
Italy (0.9%):
Consumer Discretionary (0.1%):
Moncler SpA	923	35,296

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Staples (0.1%):
Davide Campari — Milano SpA (a)	6,344	$53,452
Energy (0.1%):
Snam SpA	10,605	51,634
Financials (0.4%):
Assicurazioni Generali SpA	3,948	59,742
Intesa Sanpaolo SpA	20,935	40,066
Mediobanca Banca di Credito Finanziario SpA	5,909	42,418
Poste Italiane SpA (e)	4,014	34,903
UniCredit SpA	2,667	24,532
		201,661
Industrials (0.1%):
Atlantia SpA (b)	1,593	25,591
Utilities (0.1%):
Terna Rete Elettrica Nazionale SpA	8,003	55,005
		422,639
Japan (11.0%):
Communication Services (0.9%):
KDDI Corp.	2,108	63,147
Nexon Co. Ltd.	1,600	36,117
Nintendo Co. Ltd. (d)	100	44,470
Nippon Telegraph & Telephone Corp.	2,728	63,563
NTT DOCOMO, Inc.	2,892	77,202
Softbank Corp.	7,400	94,248
Z Holdings Corp.	6,930	33,764
		412,511
Consumer Discretionary (1.8%):
Aisin Seiki Co. Ltd.	1,110	32,284
Bandai Namco Holdings, Inc.	600	31,495
Bridgestone Corp. (a)	1,960	62,979
Denso Corp.	1,430	55,698
Fast Retailing Co. Ltd.	100	57,151
Nitori Holdings Co. Ltd.	430	84,140
Oriental Land Co. Ltd.	408	53,816
Pan Pacific International Holdings Corp.	2,200	48,275
Panasonic Corp.	4,300	37,424
Sekisui House Ltd.	3,072	58,404
Shimano, Inc.	340	65,348
Sony Corp.	800	54,717
Subaru Corp.	1,900	39,448
Sumitomo Electric Industries Ltd.	4,294	49,300
Toyota Industries Corp.	908	48,024
Toyota Motor Corp.	1,024	64,138
Yamaha Corp.	800	37,569
		880,210
See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Staples (0.9%):
Asahi Group Holdings Ltd.	1,260	$44,070
Japan Tobacco, Inc.	3,844	71,265
Kao Corp.	818	64,707
Kikkoman Corp.	900	43,266
Seven & i Holdings Co. Ltd.	1,400	45,646
Shiseido Co. Ltd.	700	44,317
Suntory Beverage & Food Ltd.	1,500	58,424
Unicharm Corp.	1,394	57,072
		428,767
Energy (0.1%):
ENEOS Holdings, Inc.	11,500	40,691
Inpex Corp.	4,200	25,945
		66,636
Financials (1.2%):
Dai-ichi Life Holdings, Inc.	3,388	40,263
Japan Exchange Group, Inc.	3,200	73,864
Japan Post Bank Co. Ltd.	8,712	64,719
Japan Post Holdings Co. Ltd.	7,600	53,973
MS&AD Insurance Group Holdings, Inc.	2,400	65,824
Nomura Holdings, Inc.	8,400	37,534
ORIX Corp.	3,468	42,676
Sompo Holdings, Inc.	1,500	51,505
Sumitomo Mitsui Financial Group, Inc.	2,384	66,954
Sumitomo Mitsui Trust Holdings, Inc.	1,800	50,435
Tokio Marine Holdings, Inc.	1,200	52,219
		599,966
Health Care (1.3%):
Astellas Pharma, Inc.	2,952	49,205
Chugai Pharmaceutical Co. Ltd.	1,590	84,905
Daiichi Sankyo Co. Ltd.	600	48,940
Eisai Co. Ltd.	354	28,022
Hoya Corp.	518	49,228
Kyowa Kirin Co. Ltd.	2,100	55,029
M3, Inc.	1,300	55,210
Olympus Corp.	1,800	34,605
Ono Pharmaceutical Co. Ltd.	2,284	66,366
Otsuka Holdings Co. Ltd.	1,000	43,525
Shionogi & Co. Ltd.	928	58,022
Sysmex Corp.	474	36,134
Terumo Corp.	1,200	45,361
		654,552
Industrials (2.4%):
ANA Holdings, Inc.	2,500	56,757
Central Japan Railway Co.	354	54,726
Daikin Industries Ltd.	366	58,768
East Japan Railway Co.	986	68,260

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
FANUC Corp.	230	$41,032
ITOCHU Corp.	3,100	66,660
Komatsu Ltd.	2,788	56,904
Kubota Corp.	3,504	52,190
Makita Corp.	978	35,466
Marubeni Corp.	7,674	34,652
Mitsubishi Corp.	2,792	58,706
Mitsubishi Electric Corp.	3,652	47,341
Mitsubishi Heavy Industries Ltd.	1,900	44,755
Mitsui & Co. Ltd.	3,686	54,440
Nidec Corp.	754	50,257
Recruit Holdings Co. Ltd.	1,320	45,019
Secom Co. Ltd.	810	70,699
SMC Corp.	114	58,267
Sumitomo Corp.	4,298	49,147
Tokyu Corp.	4,300	60,421
Toyota Tsusho Corp.	1,380	34,884
West Japan Railway Co.	1,000	56,002
		1,155,353
Information Technology (1.5%):
Advantest Corp.	500	28,344
Canon, Inc. (a)	2,414	47,728
FUJIFILM Holdings Corp.	960	40,993
Fujitsu Ltd.	400	46,758
Keyence Corp.	128	53,389
Kyocera Corp.	1,000	54,326
Murata Manufacturing Co. Ltd.	802	46,919
NEC Corp.	1,100	52,677
Nomura Research Institute Ltd.	1,874	50,808
NTT Data Corp.	3,708	41,181
Obic Co. Ltd.	300	52,436
Omron Corp.	700	46,813
Oracle Corp.	600	70,693
TDK Corp.	400	39,570
Tokyo Electron Ltd.	226	55,348
		727,983
Materials (0.3%):
Asahi Kasei Corp.	4,668	37,859
Nippon Paint Holdings Co. Ltd. (a)	838	60,855
Shin-Etsu Chemical Co. Ltd.	370	43,166
		141,880
Real Estate (0.4%):
Daiwa House Industry Co. Ltd.	1,700	40,028
Mitsubishi Estate Co. Ltd.	3,152	46,787
Mitsui Fudosan Co. Ltd.	2,278	40,291
Sumitomo Realty & Development Co. Ltd.	1,900	52,146
		179,252

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.2%):
Chubu Electric Power Co., Inc.	4,600	$57,607
The Kansai Electric Power Co., Inc.	4,100	39,686
		97,293
		5,344,403
Korea, Republic Of (1.9%):
Communication Services (0.2%):
NAVER Corp.	235	52,166
NCSoft Corp.	78	57,780
		109,946
Consumer Discretionary (0.3%):
Hyundai Mobis Co. Ltd.	252	40,226
Hyundai Motor Co.	466	37,852
Kia Motors Corp.	1,554	41,408
		119,486
Consumer Staples (0.2%):
KT&G Corp.	1,106	71,907
LG Household & Health Care Ltd.	39	43,643
		115,550
Financials (0.5%):
Hana Financial Group, Inc.	1,865	41,865
KB Financial Group, Inc.	1,499	42,310
Samsung Fire & Marine Insurance Co. Ltd.	278	40,678
Samsung Life Insurance Co. Ltd.	1,150	42,738
Shinhan Financial Group Co. Ltd.	2,119	50,650
		218,241
Health Care (0.2%):
Celltrion Healthcare Co. Ltd. (b)	441	39,744
Celltrion, Inc. (b)	210	53,426
		93,170
Industrials (0.2%):
Samsung C&T Corp.	492	47,449
SK Holdings Co. Ltd.	250	60,484
		107,933
Information Technology (0.2%):
Samsung Electronics Co. Ltd.	1,071	47,014
Samsung SDS Co. Ltd.	345	48,331
		95,345
Materials (0.1%):
POSCO	292	42,241
		901,912
Luxembourg (0.2%):
Energy (0.0%): (c)
Tenaris SA	4,080	26,346

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Health Care (0.1%):
Eurofins Scientific	79	$49,575
Real Estate (0.1%):
Aroundtown SA	7,464	42,747
		118,668
Macau (0.1%):
Consumer Discretionary (0.1%):
Sands China Ltd.	8,000	31,380
Wynn Macau Ltd.	16,400	28,228
		59,608
Netherlands (1.7%):
Communication Services (0.1%):
Koninklijke KPN NV	24,576	65,157
Consumer Staples (0.5%):
Heineken Holding NV	678	55,488
Heineken NV	570	52,546
Koninklijke Ahold Delhaize NV (a)	2,460	67,044
Unilever NV	1,239	65,767
		240,845
Financials (0.2%):
ABN AMRO Bank NV (e)	2,786	23,993
ING Groep NV	4,658	32,433
NN Group NV	1,341	45,044
		101,470
Health Care (0.1%):
Koninklijke Philips NV	1,111	51,821
Industrials (0.2%):
Randstad NV	902	40,188
Wolters Kluwer NV	806	62,948
		103,136
Information Technology (0.3%):
Adyen NV (b) (e)	51	74,224
ASML Holding NV	152	55,821
		130,045
Materials (0.3%):
Akzo Nobel NV	792	70,948
Koninklijke DSM NV	474	65,603
		136,551
		829,025
New Zealand (0.2%):
Consumer Staples (0.1%):
a2 Milk Co. Ltd. (b)	3,262	42,486

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Health Care (0.1%):
Fisher & Paykel Healthcare Corp. Ltd.	2,732	$62,742
		105,228
Norway (0.5%):
Communication Services (0.1%):
Adevinta ASA (b)	3,504	35,291
Consumer Staples (0.1%):
Orkla ASA, Class A	8,004	70,131
Financials (0.2%):
DNB ASA (b)	2,670	35,272
Gjensidige Forsikring ASA (b)	3,132	57,652
		92,924
Materials (0.1%):
Yara International ASA	1,216	42,201
		240,547
Portugal (0.2%):
Consumer Staples (0.1%):
Jeronimo Martins SGPS SA (b)	3,046	53,330
Utilities (0.1%):
Energias de Portugal SA	13,736	65,582
		118,912
Russian Federation (0.1%):
Materials (0.1%):
Polymetal International PLC	3,195	63,946
Singapore (1.2%):
Consumer Discretionary (0.2%):
Genting Singapore Ltd.	127,970	69,804
Jardine Cycle & Carriage Ltd.	2,884	41,729
		111,533
Consumer Staples (0.1%):
Wilmar International Ltd.	18,462	54,195
Financials (0.5%):
DBS Group Holdings Ltd.	4,778	71,329
Oversea-Chinese Banking Corp. Ltd.	11,638	75,176
United Overseas Bank Ltd.	4,692	68,125
		214,630
Industrials (0.3%):
Keppel Corp. Ltd.	11,500	49,193
Singapore Airlines Ltd.	13,800	36,944
Singapore Technologies Engineering Ltd.	20,700	49,027
		135,164

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Real Estate (0.1%):
CapitaLand Ltd. (b)	27,336	$57,289
		572,811
Spain (1.0%):
Consumer Discretionary (0.1%):
Industria de Diseno Textil SA	1,715	45,411
Financials (0.1%):
Banco Santander SA	11,199	27,357
CaixaBank SA	13,403	28,616
		55,973
Health Care (0.1%):
Grifols SA	1,659	50,377
Industrials (0.2%):
ACS Actividades de Construccion y Servicios SA	1,425	35,923
Aena SME SA (b) (e)	391	52,139
		88,062
Information Technology (0.1%):
Amadeus IT Group SA	683	35,587
Utilities (0.4%):
Acciona SA	396	38,770
Iberdrola SA	5,531	64,124
Naturgy Energy Group SA	2,641	49,147
Red Electrica Corp. SA	3,164	59,022
		211,063
		486,473
Sweden (2.2%):
Communication Services (0.2%):
Tele2 AB, B Shares	3,969	52,643
Telia Co. AB	16,294	60,872
		113,515
Consumer Discretionary (0.1%):
Hennes & Mauritz AB, Class B	2,066	29,942
Consumer Staples (0.3%):
Essity AB, Class B (b)	1,704	55,080
ICA Gruppen AB	1,258	59,665
Swedish Match AB	773	54,354
		169,099
Energy (0.1%):
Lundin Energy AB (a)	1,231	29,681
Financials (0.5%):
Investor AB, Class B	1,308	69,043
L E Lundbergforetagen AB, Class B (a) (b)	1,483	67,312
Skandinaviska Enskilda Banken AB, Class A (b)	4,648	40,267

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Svenska Handelsbanken AB, Class A (b)	4,569	$43,379
Swedbank AB, Class A (b)	2,829	36,262
		256,263
Industrials (0.8%):
Alfa Laval AB (b)	1,653	36,272
Assa Abloy AB, Class B	2,476	50,357
Atlas Copco AB, Class A	1,187	50,283
Epiroc AB, Class A	3,799	47,349
Nibe Industrier AB, Class B (a) (b)	3,008	66,488
Skanska AB, Class B (b)	2,574	52,364
SKF AB, Class B	2,264	42,083
Volvo AB, Class B	2,810	44,012
		389,208
Information Technology (0.1%):
Hexagon AB, Class B (b)	680	39,712
Real Estate (0.1%):
Fastighets AB Balder, Class B (b)	954	36,367
		1,063,787
Switzerland (4.0%):
Communication Services (0.2%):
Swisscom AG, Registered Shares	161	84,290
Consumer Discretionary (0.2%):
Cie Financiere Richemont SA, Registered Shares	657	41,922
The Swatch Group AG, B shares	207	41,326
		83,248
Consumer Staples (0.5%):
Barry Callebaut AG, Registered Shares	32	61,048
Chocoladefabriken Lindt & Spruengli AG	9	74,113
Coca-Cola HBC AG	1,596	40,099
Nestle SA, Registered Shares	707	78,179
		253,439
Financials (0.8%):
Baloise Holding AG, Registered Shares	422	63,309
Credit Suisse Group AG, Registered Shares	3,920	40,549
Julius Baer Group Ltd.	1,029	43,074
Partners Group Holding AG	74	67,141
Swiss Life Holding AG	160	59,291
UBS Group AG, Registered Shares	4,367	50,277
Zurich Insurance Group AG	179	63,156
		386,797
Health Care (0.7%):
Lonza Group AG, Registered Shares	131	69,179
Novartis AG, Registered Shares	776	67,523
Roche Holding AG	210	72,797
Sonova Holding AG (b)	249	49,724

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Straumann Holding AG, Class R (a)	55	$47,265
Vifor Pharma AG	276	41,537
		348,025
Industrials (0.7%):
ABB Ltd., Registered Shares	2,403	54,113
Adecco Group AG	979	45,953
Geberit AG, Registered Shares	139	69,588
Kuehne + Nagel International AG (b)	365	60,654
Schindler Holding AG	254	59,799
SGS SA, Registered Shares	25	61,101
		351,208
Information Technology (0.2%):
Stmicroelectronics NV	1,149	31,263
Temenos AG	222	34,488
		65,751
Materials (0.6%):
EMS-Chemie Holding AG	101	78,267
Givaudan SA, Registered Shares	23	85,667
LafargeHolcim Ltd.	1,412	61,879
Sika AG, Registered Shares	275	52,942
		278,755
Real Estate (0.1%):
Swiss Prime Site AG, Registered Shares	674	62,334
		1,913,847
United Kingdom (4.9%):
Communication Services (0.3%):
BT Group PLC	22,832	32,261
Informa PLC	5,779	33,678
Rightmove PLC	6,677	45,166
WPP PLC	3,832	29,947
		141,052
Consumer Discretionary (0.5%):
Barratt Developments PLC	3,592	22,068
Berkeley Group Holdings PLC	615	31,734
Burberry Group PLC	1,578	31,270
Compass Group PLC	2,428	33,449
Intercontinental Hotels Group PLC	847	37,430
JD Sports Fashion PLC	3,827	29,500
Next PLC	509	30,862
Persimmon PLC	934	26,452
Taylor Wimpey PLC	12,956	22,889
		265,654
Consumer Staples (0.6%):
Associated British Foods PLC	1,657	39,312
British American Tobacco PLC	1,116	42,923

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Diageo PLC	1,676	$55,679
Imperial Brands PLC	1,853	35,319
Tesco PLC	17,462	49,346
Unilever PLC	1,136	61,292
		283,871
Energy (0.1%):
Royal Dutch Shell PLC, Class A	2,608	41,584
Financials (0.9%):
3i Group PLC	3,635	37,495
Admiral Group PLC	2,331	66,392
Aviva PLC	11,586	39,272
Hargreaves Lansdown PLC	1,611	32,503
Legal & General Group PLC	12,183	33,341
Lloyds Banking Group PLC	59,881	23,128
London Stock Exchange Group PLC	375	38,830
Prudential PLC	2,332	35,204
RSA Insurance Group PLC	8,508	43,195
Schroders PLC	1,308	47,788
Standard Chartered PLC	6,685	36,449
		433,597
Health Care (0.3%):
AstraZeneca PLC	532	55,502
GlaxoSmithKline PLC (d)	3,091	62,672
Smith & Nephew PLC	2,122	39,579
		157,753
Industrials (1.0%):
Ashtead Group PLC	1,270	42,781
BAE Systems PLC	7,209	43,173
Bunzl PLC	2,231	59,868
Ferguson PLC	547	44,808
International Consolidated Airlines Group SA	4,633	12,754
Intertek Group PLC	749	50,480
RELX PLC	2,281	52,845
Rentokil Initial PLC	8,462	53,424
Smiths Group PLC	2,655	46,444
Spirax-Sarco Engineering PLC	452	55,864
		462,441
Information Technology (0.3%):
AVEVA Group PLC	781	39,593
Halma PLC	1,856	52,955
The Sage Group PLC	5,477	45,585
		138,133
Materials (0.6%):
Anglo American PLC	1,626	37,658
Antofagasta PLC	3,361	39,041
BHP Group PLC	2,429	49,785
Croda International PLC	969	63,098
Mondi PLC	2,163	40,477

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Rio Tinto PLC	934	$52,638
		282,697
Utilities (0.3%):
National Grid PLC	5,134	62,918
Severn Trent PLC	1,590	48,832
United Utilities Group PLC	3,780	42,625
		154,375
		2,361,157
Total Common Stocks (Cost $26,010,545)		25,353,956
Rights (0.0%) (c)
Spain (0.0%): (c)
Industrials (0.0%): (c)
ACS Actividades de Construccion y Servicios SA, Expires 7/8/20 (b)	1,425	2,223
Total Rights (Cost $2,222)		2,223
Investment Companies (46.7%)
United States (46.7%):
BlackRock Liquidity Funds T-Fund, Institutional Class, 0.20% (h) (i)	22,622,863	22,622,863
Total Investment Companies (Cost $22,622,863)		22,622,863
Collateral for Securities Loaned^ (3.7%)
United States (3.7%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (h)	29,381	29,381
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (h)	889,241	889,241
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (h)	204,316	204,316
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (h)	116,915	116,915
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (h)	525,675	525,675
Total Collateral for Securities Loaned (Cost $1,765,528)		1,765,528
Total Investments (Cost $50,401,158) — 102.7%		49,744,570
Liabilities in excess of other assets — (2.7)%		(1,289,383)
NET ASSETS — 100.00%		$48,455,187

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Amount represents less than 0.05% of net assets.

(d)  All or a portion of this security has been segregated as collateral for derivative instruments.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $516,008 and amounted to 1.1% of net assets.

See notes to financial statements.

Victory Portfolios II VictoryShares Developed Enhanced Volatility Wtd ETF	Schedule of Portfolio Investments — continued June 30, 2020

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were less than 0.05% of the Fund's net assets.

(g)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of June 30, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(h)  Rate disclosed is the daily yield on June 30, 2020.

(i)  Represents an investment greater than 25% of the Fund's net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. The financial statements and portfolio holdings for these securities can be found at www.sec.gov.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	2	9/18/20	$178,213	$177,840	$(373)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(373)
	Total net unrealized appreciation (depreciation)				$(373)

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares US 500 Volatility Wtd ETF		VictoryShares US Small Cap Volatility Wtd ETF		VictoryShares International Volatility Wtd ETF
ASSETS:
Affiliated investments, at value (Cost $—, $27,815 and $—)	$—		$27,676		$—
Investments, at value (Cost $669,933,558, $18,788,663 and $86,351,513)	694,607,681	(a)	16,339,545	(b)	85,544,628	(c)
Foreign currency, at value (Cost $—, $— and $190,591)	—		—		191,544
Cash and cash equivalents	3,440,830		22,847		187,108
Deposits with brokers for futures contracts	425,995		32,168		162,085
Receivables:
Interest and dividends	607,638		12,111		133,163
Capital shares issued	—		—		3,463,334
Investments sold	8,065		—		—
Variation margin on open futures contracts	28,474		720		—
Reclaims	—		—		80,687
From Adviser	—		1,929		19,800
Prepaid expenses	2,865		97		311
Total Assets	699,121,548		16,437,093		89,782,660
LIABILITIES:
Payables:
Collateral received on loaned securities	27,242,704		329,886		3,124,887
Investments purchased	1,598,058		—		3,459,056
Variation margin on open futures contracts	—		—		1,020
Accrued expenses and other payables:
Investment advisory fees	179,363		3,947		26,391
Administration fees	8,545		131		1,212
Custodian fees	5,159		429		19,192
Compliance fees	499		12		60
Trustees' fees	969		13		38
Other accrued expenses	81,384		13,264		30,844
Total Liabilities	29,116,681		347,682		6,662,700
NET ASSETS:
Capital	703,226,556		26,121,634		90,552,812
Total distributable earnings/(loss)	(33,221,689)		(10,032,223)		(7,432,852)
Net Assets	$670,004,867		$16,089,411		$83,119,960
Shares Outstanding (unlimited shares authorized, no par value):	13,250,000		400,000		2,400,000
Net asset value:	$50.57		$40.22		$34.63

(a)  Includes $26,908,197 of securities on loan.

(b)  Includes $320,304 of securities on loan.

(c)  Includes $2,984,647 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares Emerging Market Volatility Wtd ETF		VictoryShares US Large Cap High Div Volatility Wtd ETF		VictoryShares US Small Cap High Div Volatility Wtd ETF
ASSETS:
Investments, at value (Cost $45,305,850, $220,859,694 and $78,684,301)	$42,725,036	(a)	$195,094,561	(b)	$68,991,524	(c)
Foreign currency, at value (Cost $16,794, $— and $—)	16,898		—		—
Cash and cash equivalents	—		821,386		231,819
Deposits with brokers for futures contracts	39,534		312,976		44,599
Receivables:
Interest and dividends	240,647		439,674		94,404
Investments sold	55,357		1,935,361		1,828,198
Variation margin on open futures contracts	81		14,875		2,151
From Adviser	31,777		—		2,978
Prepaid expenses	164		1,277		348
Total Assets	43,109,494		198,620,110		71,196,021
LIABILITIES:
Payables:
Collateral received on loaned securities	279,657		2,938,235		3,176,420
Payable to custodian	83,795		—		—
Capital shares redeemed	—		1,950,403		1,837,270
Accrued expenses and other payables:
Investment advisory fees	15,815		53,797		17,971
Administration fees	665		2,568		1,014
Custodian fees	36,089		2,348		808
Compliance fees	32		147		53
Trustees' fees	22		426		36
Other accrued expenses	54,992		36,885		20,707
Total Liabilities	471,067		4,984,809		5,054,279
NET ASSETS:
Capital	49,427,401		258,564,369		96,084,922
Total distributable earnings/(loss)	(6,788,974)		(64,929,068)		(29,943,180)
Net Assets	$42,638,427		$193,635,301		$66,141,742
Shares Outstanding (unlimited shares authorized, no par value):	1,900,000		4,900,000		1,800,000
Net asset value:	$22.44		$39.52		$36.75

(a)  Includes $264,949 of securities on loan.

(b)  Includes $2,870,867 of securities on loan.

(c)  Includes $3,083,315 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares International High Div Volatility Wtd ETF		VictoryShares Emerging Market High Div Volatility Wtd ETF	VictoryShares Dividend Accelerator ETF
ASSETS:
Investments, at value (Cost $73,748,793, $25,064,619 and $230,315,107)	$64,952,364	(a)	$21,393,380	$234,937,735	(b)
Foreign currency, at value (Cost $124,672, $6,764 and $—)	125,485		6,740	—
Cash and cash equivalents	98,884		74,531	436,430
Deposits with brokers for futures contracts	152,548		31,022	52,657
Receivables:
Interest and dividends	245,877		202,750	252,567
Variation margin on open futures contracts	—		—	6,375
Reclaims	80,041		2,369	—
From Adviser	4,187		11,769	6,813
Prepaid expenses	320		157	533
Total Assets	65,659,706		21,722,718	235,693,110
LIABILITIES:
Payables:
Collateral received on loaned securities	3,568,059		—	317,058
Variation margin on open futures contracts	680		420	—
Accrued expenses and other payables:
Investment advisory fees	20,803		8,307	56,370
Administration fees	884		124	3,548
Custodian fees	5,590		11,508	1,874
Compliance fees	47		16	165
Trustees' fees	33		15	83
Other accrued expenses	21,579		23,154	37,403
Total Liabilities	3,617,675		43,544	416,501
NET ASSETS:
Capital	83,655,007		30,252,508	239,396,381
Total distributable earnings/(loss)	(21,612,976)		(8,573,334)	(4,119,772)
Net Assets	$62,042,031		$21,679,174	$235,276,609
Shares Outstanding (unlimited shares authorized, no par value):	2,450,000		1,100,000	7,100,000
Net asset value:	$25.32		$19.71	$33.14

(a)  Includes $3,386,164 of securities on loan.

(b)  Includes $309,830 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares US Multi-Factor Minimum Volatility ETF		VictoryShares US 500 Enhanced Volatility Wtd ETF		VictoryShares US EQ Income Enhanced Volatility Wtd ETF
ASSETS:
Investments, at value (Cost $149,710,666, $574,303,045 and $554,887,018)	$155,338,438	(a)	$620,155,922	(b)	$590,039,184	(c)
Cash and cash equivalents	369,819		3,075		16,562
Deposits with brokers for futures contracts	192,783		331,995		478,424
Receivables:
Interest and dividends	179,100		338,089		1,000,174
Variation margin on open futures contracts	6,794		31,875		32,294
From Adviser	2,823		—		—
Prepaid expenses	567		2,590		2,405
Total Assets	156,090,324		620,863,546		591,569,043
LIABILITIES:
Payables
Collateral received on loaned securities	837,522		11,012,568		25,441,140
Investments purchased	—		—		16,562
Accrued expenses and other payables:
Investment advisory fees	38,243		157,204		152,797
Administration fees	2,470		6,092		6,984
Custodian fees	1,378		4,634		3,988
Compliance fees	114		450		421
Trustees' fees	63		271		257
Other accrued expenses	28,220		69,089		54,868
Total Liabilities	908,010		11,250,308		25,677,017
NET ASSETS:
Capital	160,486,818		638,628,391		634,087,574
Total distributable earnings/(loss)	(5,304,504)		(29,015,153)		(68,195,548)
Net Assets	$155,182,314		$609,613,238		$565,892,026
Shares Outstanding (unlimited shares authorized, no par value):	5,050,000		11,750,000		12,150,000
Net asset value:	$30.73		$51.88		$46.58

(a)  Includes $828,516 of securities on loan.

(b)  Includes $10,872,227 of securities on loan.

(c)  Includes $25,133,586 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares US Discovery Enhanced Volatility Wtd ETF		VictoryShares Developed Enhanced Volatility Wtd ETF
ASSETS:
Affiliated investments, at value (Cost $46,093 and $—)	$50,212		$—
Investments, at value (Cost $33,850,596 and $50,401,158)	37,776,505	(a)	49,744,570	(b)
Foreign currency, at value (Cost $— and $129,481)	—		130,890
Cash and cash equivalents	—		289
Deposits with brokers for futures contracts	88,483		119,713
Receivables:
Interest and dividends	23,597		46,982
Investments sold	—		430
Variation margin on open futures contracts	1,440		—
Reclaims	—		216,318
From Adviser	—		35,945
Prepaid expenses	218		334
Total Assets	37,940,455		50,295,471
LIABILITIES:
Payables
Collateral received on loaned securities	710,324		1,765,528
Variation margin on open futures contracts	—		494
Accrued expenses and other payables:
Investment advisory fees	9,745		15,975
Administration fees	199		205
Custodian fees	564		28,150
Compliance fees	28		37
Trustees' fees	23		31
Other accrued expenses	16,945		29,864
Total Liabilities	737,828		1,840,284
NET ASSETS:
Capital	70,597,254		75,706,014
Total distributable earnings/(loss)	(33,394,627)		(27,250,827)
Net Assets	$37,202,627		$48,455,187
Shares Outstanding (unlimited shares authorized, no par value):	950,000		1,800,000
Net asset value:	$39.16		$26.92

(a)  Includes $690,371 of securities on loan.

(b)  Includes $1,691,885 of securities on loan.

See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended June 30, 2020
	VictoryShares US 500 Volatility Wtd ETF	VictoryShares US Small Cap Volatility Wtd ETF	VictoryShares International Volatility Wtd ETF
Investment Income:
Dividends	$13,998,655	$402,109	$2,345,100
Income distributed from affiliated investments	—	350	—
Interest	35,097	1,569	2,913
Securities lending (net of fees)	91,132	6,280	28,453
Foreign tax withholding	(911)	(319)	(299,794)
Total Income	14,123,973	409,989	2,076,672
Expenses:
Investment advisory fees	2,312,314	72,791	323,048
Administration fees	460,228	14,447	48,292
Sub-Administration fees	15,528	15,528	15,528
Custodian fees	34,432	3,422	72,687
Servicing fees	4,276	4,191	4,190
Trustees' fees	64,524	3,645	7,324
Compliance fees	6,129	205	625
Legal and audit fees	63,449	9,291	15,177
Printing fees	87,249	5,168	4,847
Other expenses	26,129	4,416	22,903
Total Expenses	3,074,258	133,104	514,621
Expenses waived/reimbursed by Adviser	(381,032)	(48,451)	(150,724)
Net Expenses	2,693,226	84,653	363,897
Net Investment Income (Loss)	11,430,747	325,336	1,712,775
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	(30,077,362)	(2,667,314)	(5,386,654)
Net realized gains (losses) from affiliated securities	—	(3,321)	—
Foreign refunds (taxes) on realized gains	—	—	(1)
Net realized gains (losses) from futures contracts	183,748	(12,140)	(6,898)
Net realized gains (losses) from in-kind redemptions on unaffiliated securities	21,787,463	(280,971)	804,660
Net realized gains (losses) from in-kind redemptions on affiliated securities	—	755	—
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(37,032,782)	(730,368)	(3,651,556)
Net change in unrealized appreciation/depreciation on affiliated securities	—	(139)	—
Net change in unrealized appreciation/depreciation on futures contracts	15,329	915	(8,836)
Net realized/unrealized losses on investments	(45,123,604)	(3,692,583)	(8,249,285)
Change in net assets resulting from operations	$(33,692,857)	$(3,367,247)	$(6,536,510)

See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended June 30, 2020
	VictoryShares Emerging Market Volatility Wtd ETF	VictoryShares US Large Cap High Div Volatility Wtd ETF	VictoryShares US Small Cap High Div Volatility Wtd ETF
Investment Income:
Dividends	$1,411,027	$11,484,936	$3,461,782
Interest	1,055	17,423	4,836
Securities lending (net of fees)	3,595	11,436	55,628
Foreign tax withholding	(172,096)	—	(2,955)
Total Income	1,243,581	11,513,795	3,519,291
Expenses:
Investment advisory fees	196,030	907,844	261,516
Administration fees	26,036	180,083	51,985
Sub-Administration fees	18,027	15,528	15,528
Custodian fees	120,924	13,450	6,021
Servicing fees	4,192	4,191	4,191
Trustees' fees	4,490	28,101	8,327
Compliance fees	333	2,445	684
Legal and audit fees	49,720	26,244	14,220
Printing fees	4,188	42,370	13,403
Other expenses	23,231	10,728	5,940
Total Expenses	447,171	1,230,984	381,815
Expenses waived/reimbursed by Adviser	(228,013)	(174,846)	(77,172)
Net Expenses	219,158	1,056,138	304,643
Net Investment Income (Loss)	1,024,423	10,457,657	3,214,648
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(4,105,597)	(23,308,949)	(13,833,392)
Foreign refunds (taxes) on realized gains	(6,661)	—	—
Net realized gains (losses) from futures contracts	(4,410)	158,651	(69,216)
Net realized gains (losses) from in-kind redemptions	(178,626)	(4,448,476)	2,604,780
Net change in unrealized appreciation/ depreciation on investment securities	(3,711,082)	(42,183,432)	(8,244,271)
Net change in unrealized appreciation/ depreciation on futures contracts	(3,907)	(15,777)	2,148
Net realized/unrealized losses on investments	(8,010,283)	(69,797,983)	(19,539,951)
Change in net assets resulting from operations	$(6,985,860)	$(59,340,326)	$(16,325,303)

See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended June 30, 2020
	VictoryShares International High Div Volatility Wtd ETF	VictoryShares Emerging Market High Div Volatility Wtd ETF	VictoryShares Dividend Accelerator ETF
Investment Income:
Dividends	$3,396,794	$2,061,007	$3,280,642
Interest	4,328	1,635	5,561
Securities lending (net of fees)	26,310	1,604	6,013
Foreign tax withholding	(465,621)	(283,982)	—
Total Income	2,961,811	1,780,264	3,292,216
Expenses:
Investment advisory fees	304,289	169,284	493,381
Administration fees	45,379	22,377	98,882
Sub-Administration fees	15,528	17,192	15,859
Custodian fees	23,174	59,832	9,430
Servicing fees	4,190	4,082	4,078
Trustees' fees	7,294	4,573	11,011
Compliance fees	592	299	1,198
Legal and audit fees	14,141	19,962	24,049
Printing fees	8,463	10,630	15,049
Other expenses	9,981	11,229	16,468
Total Expenses	433,031	319,460	689,405
Expenses waived/reimbursed by Adviser	(90,955)	(130,932)	(112,345)
Net Expenses	342,076	188,528	577,060
Net Investment Income (Loss)	2,619,735	1,591,736	2,715,156
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(10,547,861)	(3,658,327)	(8,725,296)
Foreign refund (taxes) on realized gains	(2)	(59,795)	—
Net realized gains (losses) from futures contracts	38,709	19,404	44,878
Net realized gains (losses) from in-kind redemptions	(678,392)	(2,380,717)	2,964,152
Net change in unrealized appreciation/ depreciation on investment securities	(7,486,789)	(3,445,489)	3,430,311
Net change in unrealized appreciation/ depreciation on futures contracts	(502)	990	5,455
Net realized/unrealized losses on investments	(18,674,837)	(9,523,934)	(2,280,500)
Change in net assets resulting from operations	$(16,055,102)	$(7,932,198)	$434,656

See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended June 30, 2020
	VictoryShares US Multi-Factor Minimum Volatility ETF	VictoryShares US 500 Enhanced Volatility Wtd ETF	VictoryShares US EQ Income Enhanced Volatility Wtd ETF
Investment Income:
Dividends	$3,814,730	$10,731,068	$21,286,335
Interest	6,496	2,673	3,323
Securities lending (net of fees)	2,248	55,002	34,807
Foreign tax withholding	—	(907)	—
Total Income	3,823,474	10,787,836	21,324,465
Expenses:
Investment advisory fees	443,648	2,086,617	1,904,133
Administration fees	88,501	415,409	379,181
Sub-Administration fees	15,859	15,528	15,528
Custodian fees	8,811	27,246	25,582
Servicing fees	4,091	4,278	4,276
Trustees' fees	11,473	60,943	54,481
Compliance fees	1,111	5,665	5,116
Legal and audit fees	20,418	62,741	46,465
Printing fees	13,796	69,422	67,921
Other expenses	11,918	25,562	21,967
Total Expenses	619,626	2,773,411	2,524,650
Expenses waived/reimbursed by Adviser	(101,672)	(344,809)	(307,700)
Net Expenses	517,954	2,428,602	2,216,950
Net Investment Income (Loss)	3,305,520	8,359,234	19,107,515
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(10,670,845)	30,674,067	(82,046)
Net realized gains (losses) from futures contracts	95,914	(432,691)	563,975
Net realized gains (losses) from in-kind redemptions	4,009,231	24,037,302	6,441,900
Net change in unrealized appreciation/ depreciation on investment securities	2,895,163	(16,370,585)	454,830
Net change in unrealized appreciation/ depreciation on futures contracts	(10,805)	(65,269)	(46,751)
Net realized/unrealized gains (losses) on investments	(3,681,342)	37,842,824	7,331,908
Change in net assets resulting from operations	$(375,822)	$46,202,058	$26,439,423
See notes to financial statements.

Victory Portfolios II	Statements of Operations For the Year Ended June 30, 2020
	VictoryShares US Discovery Enhanced Volatility Wtd ETF	VictoryShares Developed Enhanced Volatility Wtd ETF
Investment Income:
Dividends	$857,122	$2,006,756
Income distributed from affiliated investments	496	—
Interest	616	(178)
Securities lending (net of fees)	6,043	20,052
Foreign tax withholding	(732)	(279,091)
Total Income	863,545	1,747,539
Expenses:
Investment advisory fees	169,312	327,159
Administration fees	33,636	48,651
Sub-Administration fees	15,521	15,528
Custodian fees	4,165	73,889
Servicing fees	4,227	4,191
Trustees' fees	7,047	9,237
Compliance Fees	489	691
Legal and audit fees	11,221	15,597
Printing fees	11,370	13,747
Other expenses	5,459	20,571
Total Expenses	262,447	529,261
Expenses waived/reimbursed by Adviser	(65,785)	(162,383)
Net Expenses	196,662	366,878
Net Investment Income (Loss)	666,883	1,380,661
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	(6,390,586)	(10,066,729)
Net realized gains (losses) from affiliated securities	13,418	—
Foreign refund (taxes) on realized gains	—	(2)
Net realized gains (losses) from futures contracts	(30,561)	(23,882)
Net realized gains (losses) from in-kind redemptions on unaffiliated securities	4,865,271	(1,652,321)
Net realized gains (losses) from in-kind redemptions on affiliated securities	8,201	—
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	1,631,496	(2,319,341)
Net change in unrealized appreciation/depreciation on affiliated securities	4,119	—
Net change in unrealized appreciation/depreciation on futures contracts	(3,078)	(13,381)
Net realized/unrealized gains/losses on investments	98,280	(14,075,656)
Change in net assets resulting from operations	$765,163	$(12,694,995)

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares US 500 Volatility Wtd ETF		VictoryShares US Small Cap Volatility Wtd ETF		VictoryShares International Volatility Wtd ETF
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$11,430,747	$9,786,765	$325,336	$512,416	$1,712,775	$951,107
Net realized gains (losses) from investments	(8,106,151)	14,597,943	(2,962,991)	1,410,095	(4,588,893)	(851,910)
Net change in unrealized appreciation (depreciation) on investments	(37,017,453)	26,244,251	(729,592)	(4,291,184)	(3,660,392)	1,911,634
Change in net assets resulting from operations	(33,692,857)	50,628,959	(3,367,247)	(2,368,673)	(6,536,510)	2,010,831
Change in net assets resulting from distributions to shareholders	(11,639,455)	(9,387,343)	(333,395)	(530,031)	(1,636,991)	(942,198)
Change in net assets resulting from capital transactions	(16,437,793)	123,163,001	(10,023,892)	(8,548,089)	55,078,264	13,649,150
Change in net assets	(61,770,105)	164,404,617	(13,724,534)	(11,446,793)	46,904,763	14,717,783
Net Assets:
Beginning of period	731,774,972	567,370,355	29,813,945	41,260,738	36,215,197	21,497,414
End of period	$670,004,867	$731,774,972	$16,089,411	$29,813,945	$83,119,960	$36,215,197
Capital Transactions:
Proceeds from shares issued	176,174,573	298,196,716	4,863,773	28,692,604	63,002,989	22,981,655
Cost of shares redeemed	(192,612,366)	(175,033,715)	(14,887,665)	(37,240,693)	(7,924,725)	(9,332,505)
Change in net assets resulting from capital transactions	(16,437,793)	123,163,001	(10,023,892)	(8,548,089)	55,078,264	13,649,150
Share Transactions:
Issued	3,300,000	5,950,000	100,000	600,000	1,700,000	650,000
Redeemed	(4,000,000)	(3,500,000)	(350,000)	(800,000)	(250,000)	(250,000)
Change in Shares	(700,000)	2,450,000	(250,000)	(200,000)	1,450,000	400,000

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares Emerging Market Volatility Wtd ETF		VictoryShares US Large Cap High Div Volatility Wtd ETF		VictoryShares US Small Cap High Div Volatility Wtd ETF
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,024,423	$443,633	$10,457,657	$7,392,266	$3,214,648	$1,783,745
Net realized gains (losses) from investments	(4,295,294)	(284,780)	(27,598,774)	6,361,260	(11,297,828)	2,592,926
Net change in unrealized appreciation (depreciation) on investments	(3,714,989)	583,493	(42,199,209)	11,581,665	(8,242,123)	(3,986,579)
Change in net assets resulting from operations	(6,985,860)	742,346	(59,340,326)	25,335,191	(16,325,303)	390,092
Change in net assets resulting from distributions to shareholders	(831,383)	(1,357,525)	(10,982,914)	(6,679,386)	(3,347,836)	(1,707,481)
Change in net assets resulting from capital transactions	32,121,357	—	(67,568,336)	168,683,788	10,537,591	32,929,668
Change in net assets	24,304,114	(615,179)	(137,891,576)	187,339,593	(9,135,548)	31,612,279
Net Assets:
Beginning of period	18,334,313	18,949,492	331,526,877	144,187,284	75,277,290	43,665,011
End of period	$42,638,427	$18,334,313	$193,635,301	$331,526,877	$66,141,742	$75,277,290
Capital Transactions:
Proceeds from shares issued	35,201,851	—	175,033,492	290,937,852	61,100,744	72,072,068
Cost of shares redeemed	(3,080,494)	—	(242,601,828)	(122,254,064)	(50,563,153)	(39,142,400)
Change in net assets resulting from capital transactions	32,121,357	—	(67,568,336)	168,683,788	10,537,591	32,929,668
Share Transactions:
Issued	1,350,000	—	3,700,000	6,500,000	1,400,000	1,600,000
Redeemed	(150,000)	—	(5,850,000)	(2,650,000)	(1,300,000)	(850,000)
Change in Shares	1,200,000	—	(2,150,000)	3,850,000	100,000	750,000

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares International High Div Volatility Wtd ETF		VictoryShares Emerging Market High Div Volatility Wtd ETF		VictoryShares Dividend Accelerator ETF
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$2,619,735	$2,198,521	$1,591,736	$1,478,279	$2,715,156	$161,589
Net realized gains (losses) from investments	(11,187,546)	(1,809,806)	(6,079,435)	(1,626,872)	(5,716,266)	802,071
Net change in unrealized appreciation (depreciation) on investments	(7,487,291)	(231,935)	(3,444,499)	1,898,159	3,435,766	838,524
Change in net assets resulting from operations	(16,055,102)	156,780	(7,932,198)	1,749,566	434,656	1,802,184
Change in net assets resulting from distributions to shareholders	(2,460,188)	(2,195,385)	(1,690,396)	(1,289,328)	(2,413,888)	(154,436)
Change in net assets resulting from capital transactions	40,017,292	(3,245,348)	(8,949,498)	18,258,598	220,806,252	7,699,980
Change in net assets	21,502,002	(5,283,953)	(18,572,092)	18,718,836	218,827,020	9,347,728
Net Assets:
Beginning of period	40,540,029	45,823,982	40,251,266	21,532,430	16,449,589	7,101,861
End of period	$62,042,031	$40,540,029	$21,679,174	$40,251,266	$235,276,609	$16,449,589
Capital Transactions:
Proceeds from shares issued	51,700,753	4,686,683	5,939,593	21,602,286	239,360,512	14,036,615
Cost of shares redeemed	(11,683,461)	(7,932,031)	(14,889,091)	(3,343,688)	(18,554,260)	(6,336,635)
Change in net assets resulting from capital transactions	40,017,292	(3,245,348)	(8,949,498)	18,258,598	220,806,252	7,699,980
Share Transactions:
Issued	1,600,000	150,000	250,000	900,000	7,150,000	450,000
Redeemed	(400,000)	(250,000)	(800,000)	(150,000)	(550,000)	(200,000)
Change in Shares	1,200,000	(100,000)	(550,000)	750,000	6,600,000	250,000

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares US Multi-Factor Minimum Volatility ETF		VictoryShares US 500 Enhanced Volatility Wtd ETF		VictoryShares US EQ Income Enhanced Volatility Wtd ETF
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$3,305,520	$709,028	$8,359,234	$14,678,710	$19,107,515	$24,684,836
Net realized gains (losses) from investments	(6,565,700)	(913,635)	54,278,678	(38,902,043)	6,923,829	(40,002,717)
Net change in unrealized appreciation (depreciation) on investments	2,884,358	2,562,254	(16,435,854)	5,869,999	408,079	15,472,173
Change in net assets resulting from operations	(375,822)	2,357,647	46,202,058	(18,353,334)	26,439,423	154,292
Change in net assets resulting from distributions to shareholders	(3,232,593)	(627,227)	(9,141,838)	(14,515,692)	(19,790,977)	(24,059,137)
Change in net assets resulting from capital transactions	115,578,154	33,208,682	(256,176,351)	(89,812,663)	(137,570,641)	(17,541,016)
Change in net assets	111,969,739	34,939,102	(219,116,131)	(122,681,689)	(130,922,195)	(41,445,861)
Net Assets:
Beginning of period	43,212,575	8,273,473	828,729,369	951,411,058	696,814,221	738,260,082
End of period	$155,182,314	$43,212,575	$609,613,238	$828,729,369	$565,892,026	$696,814,221
Capital Transactions:
Proceeds from shares issued	153,857,553	66,623,191	2,604,112	506,703,403	39,877,087	361,365,589
Cost of shares redeemed	(38,279,399)	(33,414,509)	(258,780,463)	(596,516,066)	(177,447,728)	(378,906,605)
Change in net assets resulting from capital transactions	115,578,154	33,208,682	(256,176,351)	(89,812,663)	(137,570,641)	(17,541,016)
Share Transactions:
Issued	4,900,000	2,300,000	50,000	10,250,000	900,000	7,650,000
Redeemed	(1,250,000)	(1,200,000)	(5,250,000)	(12,600,000)	(4,050,000)	(8,300,000)
Change in Shares	3,650,000	1,100,000	(5,200,000)	(2,350,000)	(3,150,000)	(650,000)

See notes to financial statements.

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares US Discovery Enhanced Volatility Wtd ETF		VictoryShares Developed Enhanced Volatility Wtd ETF
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$666,883	$1,700,133	$1,380,661	$3,919,389
Net realized gains (losses) from investments	(1,534,257)	(19,092,889)	(11,742,934)	(6,788,532)
Net change in unrealized appreciation (depreciation) on investments	1,632,537	(7,773,182)	(2,332,722)	(2,618,922)
Change in net assets resulting from operations	765,163	(25,165,938)	(12,694,995)	(5,488,065)
Change in net assets resulting from distributions to shareholders	(764,303)	(1,699,060)	(1,518,775)	(4,201,929)
Change in net assets resulting from capital transactions	(55,411,980)	3,321,549	(48,077,018)	(58,667,327)
Change in net assets	(55,411,120)	(23,543,449)	(62,290,788)	(68,357,321)
Net Assets:
Beginning of period	92,613,747	116,157,196	110,745,975	179,103,296
End of period	$37,202,627	$92,613,747	$48,455,187	$110,745,975
Capital Transactions:
Proceeds from shares issued	6,387,747	73,395,864	—	1,668,844
Cost of shares redeemed	(61,799,727)	(70,074,315)	(48,077,018)	(60,336,171)
Change in net assets resulting from capital transactions	(55,411,980)	3,321,549	(48,077,018)	(58,667,327)
Share Transactions:
Issued	200,000	1,600,000	—	50,000
Redeemed	(1,700,000)	(1,600,000)	(1,650,000)	(1,900,000)
Change in Shares	(1,500,000)	—	(1,650,000)	(1,850,000)

See notes to financial statements.

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Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
VictoryShares US 500 Volatility Wtd ETF
Year Ended 6/30/20	$52.46	0.77	(1.88)		(1.11)	(0.78)	—
Year Ended 6/30/19	$49.34	0.73	3.09		3.82	(0.70)	—
Year Ended 6/30/18	$44.05	0.63	5.26		5.89	(0.60)	—
Year Ended 6/30/17	$37.24	0.60	6.71		7.31	(0.50)	—
Year Ended 6/30/16	$36.78	0.57	0.42		0.99	(0.51)	(0.02)
VictoryShares US Small Cap Volatility Wtd ETF
Year Ended 6/30/20	$45.87	0.59	(5.62)		(5.03)	(0.62)	—
Year Ended 6/30/19	$48.54	0.63	(2.62)		(1.99)	(0.68)	—
Year Ended 6/30/18	$42.40	0.50	6.14		6.64	(0.50)	—
Year Ended 6/30/17	$34.35	0.50	8.01		8.51	(0.46)	—
7/7/15(e) through 6/30/16	$35.00	0.41	(0.72)		(0.31)	(0.34)	—
VictoryShares International Volatility Wtd ETF
Year Ended 6/30/20	$38.12	0.77	(3.51)		(2.74)	(0.75)	—
Year Ended 6/30/19	$39.09	1.17	(1.07	)(f)	0.10	(1.07)	—
Year Ended 6/30/18	$37.20	1.04	1.81		2.85	(0.96)	—
Year Ended 6/30/17	$32.11	0.76	5.10		5.86	(0.77)	—
8/19/15(e) through 6/30/16	$35.00	0.85	(3.15)		(2.30)	(0.59)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transaction.

(e)  Commencement of operations.

(f)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares US 500 Volatility Wtd ETF
Year Ended 6/30/20	(0.78)	$50.57	(2.12)%	0.35%	1.49%	0.40%	$670,005	28%
Year Ended 6/30/19	(0.70)	$52.46	7.86%	0.35%	1.48%	0.40%	$731,775	46%
Year Ended 6/30/18	(0.60)	$49.34	13.42%	0.35%	1.32%	0.41%	$567,370	36%
Year Ended 6/30/17	(0.50)	$44.05	19.72%	0.35%	1.43%	0.47%	$292,921	26%
Year Ended 6/30/16	(0.53)	$37.24	2.78%	0.35%	1.59%	0.74%	$44,689	31%
VictoryShares US Small Cap Volatility Wtd ETF
Year Ended 6/30/20	(0.62)	$40.22	(11.00)%	0.35%	1.35%	0.55%	$16,089	50%
Year Ended 6/30/19	(0.68)	$45.87	(4.07)%	0.35%	1.36%	0.46%	$29,814	62%
Year Ended 6/30/18	(0.50)	$48.54	15.75%	0.35%	1.10%	0.47%	$41,261	47%
Year Ended 6/30/17	(0.46)	$42.40	24.86%	0.35%	1.25%	0.68%	$25,438	47%
7/7/15(e) through 6/30/16	(0.34)	$34.35	(0.86)%	0.35%	1.28%	1.44%	$10,304	50%
VictoryShares International Volatility Wtd ETF
Year Ended 6/30/20	(0.75)	$34.63	(7.23)%	0.45%	2.12%	0.64%	$83,120	41%
Year Ended 6/30/19	(1.07)	$38.12	0.33%	0.45%	3.14%	0.73%	$36,215	53%
Year Ended 6/30/18	(0.96)	$39.09	7.62%	0.45%	2.61%	0.98%	$21,497	37%
Year Ended 6/30/17	(0.77)	$37.20	18.44%	0.45%	2.25%	1.54%	$13,021	46%
8/19/15(e) through 6/30/16	(0.59)	$32.11	(6.58)%	0.45%	2.99%	2.31%	$12,844	31%

See notes to financial statements.

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
VictoryShares Emerging Market Volatility Wtd ETF
Year Ended 6/30/20	$26.19	0.56	(3.76)	(3.20)	(0.55)	—
Year Ended 6/30/19	$27.07	0.63	0.43	1.06	(0.53)	(1.41)
Year Ended 6/30/18	$27.83	0.64	0.29	0.93	(0.60)	(1.09)
Year Ended 6/30/17	$25.28	0.55	2.64	3.19	(0.52)	(0.12)
3/22/16(e) through 6/30/16	$25.00	0.25	0.13	0.38	(0.10)	—
VictoryShares US Large Cap High Div Volatility Wtd ETF
Year Ended 6/30/20	$47.03	1.58	(7.44)	(5.86)	(1.65)	—
Year Ended 6/30/19	$45.06	1.51	1.83	3.34	(1.37)	—
Year Ended 6/30/18	$42.17	1.34	2.92	4.26	(1.37)	—
Year Ended 6/30/17	$37.58	1.24	4.46	5.70	(1.11)	—
7/7/15(e) through 6/30/16	$35.00	1.28	2.35	3.63	(1.05)	—
VictoryShares US Small Cap High Div Volatility Wtd ETF
Year Ended 6/30/20	$44.28	1.53	(7.47)	(5.94)	(1.59)	—
Year Ended 6/30/19	$45.96	1.38	(1.74)	(0.36)	(1.32)	—
Year Ended 6/30/18	$40.41	1.39	5.61	7.00	(1.45)	—
Year Ended 6/30/17	$35.40	1.43	4.93	6.36	(1.35)	—
7/7/15(e) through 6/30/16	$35.00	1.18	0.21	1.39	(0.99)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transaction.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares Emerging Market Volatility Wtd ETF
Year Ended 6/30/20	(0.55)	$22.44	(12.35)%	0.50%	2.35%	1.03%	$42,638	47%
Year Ended 6/30/19	(1.94)	$26.19	4.46%	0.50%	2.44%	1.41%	$18,334	60%
Year Ended 6/30/18	(1.69)	$27.07	3.09%	0.50%	2.19%	1.23%	$18,949	53%
Year Ended 6/30/17	(0.64)	$27.83	12.76%	0.50%	2.11%	1.91%	$33,393	38%
3/22/16(e) through 6/30/16	(0.10)	$25.28	1.56%	0.50%	3.70%	6.26%	$12,642	1%
VictoryShares US Large Cap High Div Volatility Wtd ETF
Year Ended 6/30/20	(1.65)	$39.52	(12.78)%	0.35%	3.47%	0.41%	$193,635	56%
Year Ended 6/30/19	(1.37)	$47.03	7.59%	0.35%	3.33%	0.42%	$331,527	66%
Year Ended 6/30/18	(1.37)	$45.06	10.23%	0.35%	3.04%	0.42%	$144,187	52%
Year Ended 6/30/17	(1.11)	$42.17	15.37%	0.35%	3.05%	0.45%	$120,181	48%
7/7/15(e) through 6/30/16	(1.05)	$37.58	10.62%	0.35%	3.69%	0.72%	$41,333	46%
VictoryShares US Small Cap High Div Volatility Wtd ETF
Year Ended 6/30/20	(1.59)	$36.75	(13.61)%	0.35%	3.69%	0.44%	$66,142	68%
Year Ended 6/30/19	(1.32)	$44.28	(0.70)%	0.35%	3.10%	0.44%	$75,277	83%
Year Ended 6/30/18	(1.45)	$45.96	17.64%	0.35%	3.23%	0.45%	$43,665	68%
Year Ended 6/30/17	(1.35)	$40.41	18.07%	0.35%	3.65%	0.55%	$32,325	65%
7/7/15(e) through 6/30/16	(0.99)	$35.40	4.15%	0.35%	3.59%	0.92%	$14,160	78%

See notes to financial statements.

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
VictoryShares International High Div Volatility Wtd ETF
Year Ended 6/30/20	$32.43	1.02	(7.13)	(6.11)	(1.00)	—
Year Ended 6/30/19	$33.94	1.63	(1.48)	0.15	(1.66)	—
Year Ended 6/30/18	$34.25	1.47	(0.41)	1.06	(1.37)	—
Year Ended 6/30/17	$30.65	1.40	3.47	4.87	(1.27)	—
8/19/15(e) through 6/30/16	$35.00	1.37	(4.71)	(3.34)	(1.01)	—
VictoryShares Emerging Market High Div Volatility Wtd ETF
Year Ended 6/30/20	$24.39	0.94	(4.63)	(3.69)	(0.99)	—
Year Ended 6/30/19	$23.92	1.31	0.35	1.66	(1.05)	(0.14)
10/26/17(e) through 6/30/18	$24.95	0.78	(1.29)	(0.51)	(0.52)	—
VictoryShares Dividend Accelerator ETF
Year Ended 6/30/20	$32.90	0.55	0.19 (g)	0.74	(0.50)	—
Year Ended 6/30/19	$28.41	0.48	4.47	4.95	(0.46)	—
Year Ended 6/30/18	$25.95	0.48	2.45	2.93	(0.47)	—
4/18/17(e) through 6/30/17	$25.26	0.12	0.65	0.77	(0.08)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transaction.

(e)  Commencement of operations.

(f)  During the period the Fund paid interest fees. Excluding these fees, the ratio of net expense to average net assets for the year was 0.50%.

(g)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Expenses(c)		Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares International High Div Volatility Wtd ETF
Year Ended 6/30/20	(1.00)	$25.32	(19.22)%	0.45%		3.45%	0.57%	$62,042	71%
Year Ended 6/30/19	(1.66)	$32.43	0.58%	0.45%		5.06%	0.59%	$40,540	76%
Year Ended 6/30/18	(1.37)	$33.94	3.00%	0.45%		4.14%	0.60%	$45,824	58%
Year Ended 6/30/17	(1.27)	$34.25	16.16%	0.45%		4.32%	0.77%	$32,541	69%
8/19/15(e) through 6/30/16	(1.01)	$30.65	(9.63)%	0.45%		4.98%	1.17%	$16,855	53%
VictoryShares Emerging Market High Div Volatility Wtd ETF
Year Ended 6/30/20	(0.99)	$19.71	(15.55)%	0.50%		4.24%	0.85%	$21,679	86%
Year Ended 6/30/19	(1.19)	$24.39	7.30%	0.51	%(f)	5.52%	0.88%	$40,251	103%
10/26/17(e) through 6/30/18	(0.52)	$23.92	(2.17)%	0.50%		4.44%	1.05%	$21,532	52%
VictoryShares Dividend Accelerator ETF
Year Ended 6/30/20	(0.50)	$33.14	2.23%	0.35%		1.65%	0.42%	$235,277	74%
Year Ended 6/30/19	(0.46)	$32.90	17.60%	0.35%		1.57%	0.59%	$16,450	62%
Year Ended 6/30/18	(0.47)	$28.41	11.33%	0.35%		1.75%	0.67%	$7,102	43%
4/18/17(e) through 6/30/17	(0.08)	$25.95	3.05%	0.35%		2.31%	1.92%	$3,893	—%

See notes to financial statements.

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(b)
VictoryShares US Multi-Factor Minimum Volatility ETF
Year Ended 6/30/20	$30.87	0.70	(0.14	)(d)	0.56	(0.70)	(0.70)	$30.73	1.82%
Year Ended 6/30/19	$27.58	0.73	3.20		3.93	(0.64)	(0.64)	$30.87	14.47%
Year Ended 6/30/18	$24.83	0.63	2.69		3.32	(0.57)	(0.57)	$27.58	13.41%
6/22/17(f) through 6/30/17	$24.97	0.02	(0.16)		(0.14)	—	—	$24.83	(0.54)%
VictoryShares US 500 Enhanced Volatility Wtd ETF
Year Ended 6/30/20	$48.89	0.60	3.04		3.64	(0.65)	(0.65)	$51.88	7.49%
Year Ended 6/30/19	$49.30	0.73	(0.42)		0.31	(0.72)	(0.72)	$48.89	0.69%
Year Ended 6/30/18	$44.00	0.64	5.25		5.89	(0.59)	(0.59)	$49.30	13.42%
Year Ended 6/30/17	$37.23	0.58	6.71		7.29	(0.52)	(0.52)	$44.00	19.72%
Year Ended 6/30/16	$36.76	0.56	0.45		1.01	(0.54)	(0.54)	$37.23	2.79%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF
Year Ended 6/30/20	$45.54	1.39	1.09		2.48	(1.44)	(1.44)	$46.58	5.49%
Year Ended 6/30/19	$46.29	1.46	(0.80)		0.66	(1.41)	(1.41)	$45.54	1.52%
Year Ended 6/30/18	$43.30	1.39	2.99		4.38	(1.39)	(1.39)	$46.29	10.23%
Year Ended 6/30/17	$38.59	1.28	4.58		5.86	(1.15)	(1.15)	$43.30	15.35%
Year Ended 6/30/16	$35.38	1.27	3.18		4.45	(1.24)	(1.24)	$38.59	12.89%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)  Excludes impact of in-kind transaction.

(f)  Commencement of operations.

(g)  Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(e)
VictoryShares US Multi-Factor Minimum Volatility ETF
Year Ended 6/30/20	0.35%	2.23%	0.42%	$155,182	69%
Year Ended 6/30/19	0.35%	2.50%	0.48%	$43,213	34%
Year Ended 6/30/18	0.35%	2.33%	0.74%	$8,273	26%
6/22/17(f) through 6/30/17	0.35%	3.20%	7.21%	$2,483	—%
VictoryShares US 500 Enhanced Volatility Wtd ETF
Year Ended 6/30/20	0.35%	1.20%	0.40%	$609,613	56%
Year Ended 6/30/19	0.35%	1.51%	0.40%	$828,729	116	%(g)
Year Ended 6/30/18	0.35%	1.32%	0.41%	$951,411	37%
Year Ended 6/30/17	0.35%	1.42%	0.45%	$415,847	26%
Year Ended 6/30/16	0.35%	1.56%	0.58%	$141,470	36%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF
Year Ended 6/30/20	0.35%	3.02%	0.40%	$565,892	116%
Year Ended 6/30/19	0.35%	3.22%	0.40%	$696,814	143	%(g)
Year Ended 6/30/18	0.35%	3.06%	0.41%	$738,260	52%
Year Ended 6/30/17	0.35%	3.06%	0.43%	$471,927	49%
Year Ended 6/30/16	0.35%	3.51%	0.56%	$156,278	52%

See notes to financial statements.

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return
VictoryShares US Discovery Enhanced Volatility Wtd ETF
Year Ended 6/30/20	$37.80	0.44	1.42	(c)	1.86	(0.50)	(0.50)	$39.16	5.00%
Year Ended 6/30/19	$47.41	0.64	(9.61)		(8.97)	(0.64)	(0.64)	$37.80	(19.04)%
Year Ended 6/30/18	$41.41	0.50	5.98		6.48	(0.48)	(0.48)	$47.41	15.75%
Year Ended 6/30/17	$33.55	0.49	7.84		8.33	(0.47)	(0.47)	$41.41	24.91%
Year Ended 6/30/16	$39.23	0.34	(5.71	)(e)	(5.37)	(0.31)	(0.31)	$33.55	(13.70)%
VictoryShares Developed Enhanced Volatility Wtd ETF
Year Ended 6/30/20	$32.10	0.52	(5.14)		(4.62)	(0.56)	(0.56)	$26.92	(14.55)%
Year Ended 6/30/19	$33.79	0.85	(1.59)		(0.74)	(0.95)	(0.95)	$32.10	(2.16)%
Year Ended 6/30/18	$32.22	0.94	1.45		2.39	(0.82)	(0.82)	$33.79	7.41%
Year Ended 6/30/17	$29.00	0.78	2.90	(e)	3.68	(0.46)	(0.46)	$32.22	12.79	%(f)
Year Ended 6/30/16	$35.19	0.67	(6.27)		(5.60)	(0.59)	(0.59)	$29.00	(15.96)%
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Excludes impact of in-kind transaction.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

(e)  Includes $0.07 gain derived from a payment from affiliate.

(f)  Before the payment from affiliate for the loss resulting from a trade error, the total return for the year would have been 12.55%.

See notes to financial statements.

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets			Supplemental Data
	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
VictoryShares US Discovery Enhanced Volatility Wtd ETF
Year Ended 6/30/20	0.35%	1.19%	0.47%	$37,203	232%
Year Ended 6/30/19	0.35%	1.48%	0.42%	$92,614	398	%(d)
Year Ended 6/30/18	0.35%	1.13%	0.43%	$116,157	47%
Year Ended 6/30/17	0.35%	1.25%	0.55%	$57,971	50%
Year Ended 6/30/16	0.35%	1.00%	0.80%	$26,838	221%
VictoryShares Developed Enhanced Volatility Wtd ETF
Year Ended 6/30/20	0.45%	1.69%	0.65%	$48,455	33%
Year Ended 6/30/19	0.45%	2.63%	0.56%	$110,746	154	%(d)
Year Ended 6/30/18	0.45%	2.73%	0.58%	$179,103	38%
Year Ended 6/30/17	0.45%	2.59%	0.86%	$82,150	164%
Year Ended 6/30/16	0.45%	2.16%	1.36%	$34,797	211%

See notes to financial statements.

Victory Portfolios II	Notes to Financial Statements June 30, 2020

1. Organization:

Victory Portfolios II (the "Trust") was organized on April 11, 2012 as a Delaware statutory trust as a successor to a company named "Compass EMP Funds Trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 24 funds, 22 of which are exchange-traded funds ("ETFs"), and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following 14 Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)
VictoryShares US 500 Volatility Wtd ETF	US 500 Volatility Wtd ETF
VictoryShares US Small Cap Volatility Wtd ETF	US Small Cap Volatility Wtd ETF
VictoryShares International Volatility Wtd ETF	International Volatility Wtd ETF
VictoryShares Emerging Market Volatility Wtd ETF	Emerging Market Volatility Wtd ETF
VictoryShares US Large Cap High Div Volatility Wtd ETF	US Large Cap High Div Volatility Wtd ETF
VictoryShares US Small Cap High Div Volatility Wtd ETF	US Small Cap High Div Volatility Wtd ETF
VictoryShares International High Div Volatility Wtd ETF	International High Div Volatility Wtd ETF
VictoryShares Emerging Market High Div Volatility Wtd ETF	Emerging Market High Div Volatility Wtd ETF
VictoryShares Dividend Accelerator ETF	Dividend Accelerator ETF
VictoryShares US Multi-Factor Minimum Volatility ETF	US Multi-Factor Minimum Volatility ETF
VictoryShares US 500 Enhanced Volatility Wtd ETF	US 500 Enhanced Volatility Wtd ETF
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	US EQ Income Enhanced Volatility Wtd ETF
VictoryShares US Discovery Enhanced Volatility Wtd ETF	US Discovery Enhanced Volatility Wtd ETF
VictoryShares Developed Enhanced Volatility Wtd ETF	Developed Enhanced Volatility Wtd ETF

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

Shares of the Funds are listed and traded on Nasdaq Stock Market, LLC. (the "Exchange"). The Funds issue and redeem shares of a Fund ("Shares") at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit"). Creation Units are issued and redeemed in exchange for a basket of securities included in the respective Fund's Index (the "Deposit Securities"), and/or with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. Shares trade on the Exchange at market prices that may be below, at, or above NAV. Shares of a Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Only Authorized Participants may purchase or redeem the shares directly from a Fund. In addition, shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of the market value of the missing Deposit Securities. In each instance

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions.

Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statements of Changes in Net Assets as an increase to Capital.

The Transaction Fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
US 500 Volatility Wtd ETF	$750	2.00%
US Small Cap Volatility Wtd ETF	750	2.00%
International Volatility Wtd ETF	6,000	2.00%
Emerging Market Volatility Wtd ETF	9,000	2.00%
US Large Cap High Div Volatility Wtd ETF	250	2.00%
US Small Cap High Div Volatility Wtd ETF	250	2.00%
International High Div Volatility Wtd ETF .	1,500	2.00%
Emerging Market High Div Volatility Wtd ETF	3,400	2.00%
Dividend Accelerator ETF	250	2.00%
US Multi-Factor Minimum Volatility ETF	250	2.00%
US 500 Enhanced Volatility Wtd ETF	750	2.00%
US EQ Income Enhanced Volatility Wtd ETF	250	2.00%
US Discovery Enhanced Volatility Wtd ETF	750	2.00%
Developed Enhanced Volatility Wtd ETF .	4,500	2.00%

*  As a percentage of the amount invested.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of June 30, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
US 500 Volatility Wtd ETF
Common Stocks	$667,362,523	$—	$—	$667,362,523
Rights	2,454	—	—	2,454
Collateral for Securities Loaned	27,242,704	—	—	27,242,704
Total	$694,607,681	$—	$—	$694,607,681
Other Financial Investments^:
Assets:
Futures Contracts	$47,777	$—	$—	$47,777
Total	$47,777	$—	$—	$47,777
US Small Cap Volatility Wtd ETF
Common Stocks	$16,037,335	$—	$—	$16,037,335
Collateral for Securities Loaned	329,886	—	—	329,886
Total	$16,367,221	$—	$—	$16,367,221
Other Financial Investments^:
Assets:
Futures Contracts	$2,816	$—	$—	$2,816
Total	$2,816	$—	$—	$2,816
International Volatility Wtd ETF
Common Stocks	$82,412,798	$—	$—	$82,412,798
Rights	6,943	—	—	6,943
Collateral for Securities Loaned	3,124,887	—	—	3,124,887
Total	$85,544,628	$—	$—	$85,544,628

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Investments^:
Liabilities:
Futures Contracts	$(3,854)	$—	$—	$(3,854)
Total	$(3,854)	$—	$—	$(3,854)
Emerging Market Volatility Wtd ETF
Common Stocks	$42,388,231	$—	$—	$42,388,231
Preferred Stocks	56,677	—	—	56,677
Rights	—	471	—	471
Collateral for Securities Loaned	279,657	—	—	279,657
Total	$42,724,565	$471	$—	$42,725,036
Other Financial Investments^:
Assets:
Futures Contracts	$81	$—	$—	$81
Total	$81	$—	$—	$81
US Large Cap High Div Volatility Wtd ETF
Common Stocks	$192,156,326	$—	$—	$192,156,326
Collateral for Securities Loaned	2,938,235	—	—	2,938,235
Total	$195,094,561	$—	$—	$195,094,561
Other Financial Investments^:
Liabilities:
Futures Contracts	$(2,148)	$—	$—	$(2,148)
Total	$(2,148)	$—	$—	$(2,148)
US Small Cap High Div Volatility Wtd ETF
Common Stocks	$65,815,104	$—	$—	$65,815,104
Collateral for Securities Loaned	3,176,420	—	—	3,176,420
Total	$68,991,524	$—	$—	$68,991,524
Other Financial Investments^:
Assets:
Futures Contracts	$6,714	$—	$—	$6,714
Total	$6,714	$—	$—	$6,714
International High Div Volatility Wtd ETF
Common Stocks	$61,355,013	$—	$—	$61,355,013
Rights	29,292	—	—	29,292
Collateral for Securities Loaned	3,568,059	—	—	3,568,059
Total	$64,952,364	$—	$—	$64,952,364
Other Financial Investments^:
Liabilities:
Futures Contracts	$(261)	$—	$—	$(261)
Total	$(261)	$—	$—	$(261)
Emerging Market High Div Volatility Wtd ETF
Common Stocks	$21,393,380	$—	$—	$21,393,380
Total	$21,393,380	$—	$—	$21,393,380

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Investments^:
Assets:
Futures Contracts	$1,352	$—	$—	$1,352
Total	$1,352	$—	$—	$1,352
Dividend Accelerator ETF
Common Stocks	$234,620,677	$—	$—	$234,620,677
Collateral for Securities Loaned	317,058	—	—	317,058
Total	$234,937,735	$—	$—	$234,937,735
Other Financial Investments^:
Assets:
Futures Contracts	$5,455	$—	$—	$5,455
Total	$5,455	$—	$—	$5,455
US Multi-Factor Minimum Volatility ETF
Common Stocks	$154,500,916	$—	$—	$154,500,916
Collateral for Securities Loaned	837,522	—	—	837,522
Total	$155,338,438	$—	$—	$155,338,438
Other Financial Investments^:
Liabilities:
Futures Contracts	$(7,849)	$—	$—	$(7,849)
Total	$(7,849)	$—	$—	$(7,849)
US 500 Enhanced Volatility Wtd ETF
Common Stocks	$329,066,962	$—	$—	$329,066,962
Rights	1,204	—	—	1,204
Investment Companies	280,075,188	—	—	280,075,188
Collateral for Securities Loaned	11,012,568	—	—	11,012,568
Total	$620,155,922	$—	$—	$620,155,922
Other Financial Investments^:
Liabilities:
Futures Contracts	$(27,473)	$—	$—	$(27,473)
Total	$(27,473)	$—	$—	$(27,473)
US EQ Income Enhanced Volatility Wtd ETF
Common Stocks	$433,815,645	$—	$—	$433,815,645
Investment Companies	130,782,399	—	—	130,782,399
Collateral for Securities Loaned	25,441,140	—	—	25,441,140
Total	$590,039,184	$—	$—	$590,039,184
Other Financial Investments^:
Liabilities:
Futures Contracts	$(14,744)	$—	$—	$(14,744)
Total	$(14,744)	$—	$—	$(14,744)
US Discovery Enhanced Volatility Wtd ETF
Common Stocks	$29,058,537	$—	$—	$29,058,537
Investment Companies	8,057,856	—	—	8,057,856
Collateral for Securities Loaned	710,324	—	—	710,324
Total	$37,826,717	$—	$—	$37,826,717

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Investments^:
Assets:
Futures Contracts	$6,812	$—	$—	$6,812
Total	$6,812	$—	$—	$6,812
Developed Enhanced Volatility Wtd ETF
Common Stocks	$25,353,285	$—	$671	$25,353,956
Rights	2,223	—	—	2,223
Investment Companies	22,622,863	—	—	22,622,863
Collateral for Securities Loaned	1,765,528	—	—	1,765,528
Total	$49,743,899	$—	$671	$49,744,570
Other Financial Investments^:
Liabilities:
Futures Contracts	$(373)	$—	$—	$(373)
Total	$(373)	$—	$—	$(373)

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended June 30, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Developed Enhanced Volatility Wtd ETF, International Volatility Wtd ETF, International High Div Volatility Wtd ETF and Emerging Market Volatility Wtd ETF may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Developed Enhanced Volatility Wtd ETF, International Volatility Wtd ETF, Emerging Market Volatility Wtd ETF and International High Div Volatility Wtd ETF enter into

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2020, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with broker for futures contracts.

As of June 30, 2020, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

The table below, as of June 30, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
US 500 Volatility Wtd ETF
Futures Goldman Sachs & Co	$28,474	$—	$28,474	$—	$28,474
US Small Cap Volatility Wtd ETF
Futures Goldman Sachs & Co	720	—	720	—	720
Emerging Market Volatility Wtd ETF
Futures Goldman Sachs & Co	81	—	81	—	81
US Large Cap High Div Volatility Wtd ETF
Futures Goldman Sachs & Co	14,875	—	14,875	—	14,875
US Small Cap High Div Volatility Wtd ETF
Futures Goldman Sachs & Co	2,151	—	2,151	—	2,151
Dividend Accelerator ETF
Futures Goldman Sachs & Co	6,375	—	6,375	—	6,375
US Multi-Factor Minimum Volatility ETF
Futures Goldman Sachs & Co	6,794	—	6,794	—	6,794
US 500 Enhanced Volatility Wtd ETF
Futures Goldman Sachs & Co	31,875	—	31,875	—	31,875
US EQ Income Enhanced Volatility Wtd ETF
Futures Goldman Sachs & Co	32,294	—	32,294	—	32,294
US Discovery Enhanced Volatility Wtd ETF
Futures Goldman Sachs & Co	1,440	—	1,440	—	1,440
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
International Volatility Wtd ETF
Futures Goldman Sachs & Co	$1,020	$—	$1,020	$(1,020)	$—
International High Div Volatility Wtd ETF
Futures Goldman Sachs & Co	680	—	680	(680)	—
Emerging Market High Div Volatility Wtd ETF
Futures Goldman Sachs & Co	420	—	420	(420)	—
Developed Enhanced Volatility Wtd ETF
Futures Goldman Sachs & Co	494	—	494	(494)	—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed on the Statements of Assets and Liabilities.

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2020:

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
US 500 Volatility Wtd ETF	$47,777	$—
US Small Cap Volatility Wtd ETF	2,816	—
International Volatility Wtd ETF	—	3,854
Emerging Market Volatility Wtd ETF	81	—
US Large Cap High Div Volatility Wtd ETF	—	2,148
US Small Cap High Div Volatility Wtd ETF	6,714	—
International High Div Volatility Wtd ETF	—	261
Emerging Market High Div Volatility Wtd ETF	1,352	—
Dividend Accelerator ETF	5,455	—
US Multi-Factor Minimum Volatility ETF	—	7,849
US 500 Enhanced Volatility Wtd ETF	—	27,473
US EQ Income Enhanced Volatility Wtd ETF	—	14,744
US Discovery Enhanced Volatility Wtd ETF	6,812	—
Developed Enhanced Volatility Wtd ETF	—	373

*  Includes cumulative appreciation/depreciation of futures contracts a as reported on the Schedules of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2020:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:
US 500 Volatility Wtd ETF	$183,748	$15,329
US Small Cap Volatility Wtd ETF	(12,140)	915
International Volatility Wtd ETF	(6,898)	(8,836)
Emerging Market Volatility Wtd ETF	(4,410)	(3,907)
US Large Cap High Div Volatility Wtd ETF	158,651	(15,777)
US Small Cap High Div Volatility Wtd ETF	(69,216)	2,148
International High Div Volatility Wtd ETF	38,709	(502)
Emerging Market High Div Volatility Wtd ETF	19,404	990
Dividend Accelerator ETF	44,878	5,455
US Multi-Factor Minimum Volatility ETF	95,914	(10,805)
US 500 Enhanced Volatility Wtd ETF	(432,691)	(65,269)
US EQ Income Enhanced Volatility Wtd ETF	563,975	(46,751)
US Discovery Enhanced Volatility Wtd ETF	(30,561)	(3,078)
Developed Enhanced Volatility Wtd ETF	(23,882)	(13,381)

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
US 500 Volatility Wtd ETF	$26,908,197	$26,908,197	$—	$—	$—	$—
US Small Cap Volatility Wtd ETF	320,304	320,304	—	—	—	—

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
International Volatility Wtd ETF	$2,984,647	$2,984,647	$—	$—	$—	$—
Emerging Market Volatility Wtd ETF	264,949	264,949	—	—	—	—
US Large Cap High Div Volatility Wtd ETF	2,870,867	2,870,867	—	—	—	—
US Small Cap High Div Volatility Wtd ETF	3,083,315	3,083,315	—	—	—	—
International High Div Volatility Wtd ETF	3,386,164	3,386,164	—	—	—	—
Dividend Accelerator ETF	309,830	309,830	—	—	—	—
US Multi-Factor Minimum Volatility ETF	828,516	828,516	—	—	—	—
US 500 Enhanced Volatility Wtd ETF	10,872,227	10,872,227	—	—	—	—
US EQ Income Enhanced Volatility Wtd ETF	25,133,586	25,133,586	—	—	—	—
US Discovery Enhanced Volatility Wtd ETF	690,371	690,371	—	—	—	—
Developed Enhanced Volatility Wtd ETF	1,691,885	1,691,885	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table.

The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund. The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
US 500 Volatility Wtd ETF	$(21,775,991)	$21,775,991
US Small Cap Volatility Wtd ETF	274,117	(274,117)
International Volatility Wtd ETF	(787,460)	787,460
Emerging Market Volatility Wtd ETF	175,350	(175,350)
US Large Cap High Div Volatility Wtd ETF	4,351,626	(4,351,626)
US Small Cap High Div Volatility Wtd ETF	(2,566,050)	2,566,050
International High Div Volatility Wtd ETF	699,666	(699,666)
Emerging Market High Div Volatility Wtd ETF	2,420,130	(2,420,130)
Dividend Accelerator ETF	(2,964,088)	2,964,088
US Multi-Factor Minimum Volatility ETF	(3,978,124)	3,978,124
US 500 Enhanced Volatility Wtd ETF	(12,656,600)	12,656,600
US EQ Income Enhanced Volatility Wtd ETF	(553,267)	553,267
US Discovery Enhanced Volatility Wtd ETF	2,586,391	(2,586,391)
Developed Enhanced Volatility Wtd ETF	1,756,427	(1,756,427)

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) and in-kind transactions associated with purchases and sales for the year ended June 30, 2020 were as follows:

	Excluding in-kind transactions		Associated with in-kind transactions
	Purchases	Sales	Purchases	Sales
US 500 Volatility Wtd ETF	$220,154,903	$216,092,188	$175,305,087	$191,868,048
US Small Cap Volatility Wtd ETF	11,872,220	11,904,054	4,833,288	14,807,112
International Volatility Wtd ETF	37,558,870	32,461,424	57,266,128	7,538,180

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	Excluding in-kind transactions		Associated with in-kind transactions
	Purchases	Sales	Purchases	Sales
Emerging Market Volatility Wtd ETF	$41,656,171	$19,964,610	$12,168,342	$1,607,772
US Large Cap High Div Volatility Wtd ETF	166,749,339	166,076,789	173,638,818	241,565,494
US Small Cap High Div Volatility Wtd ETF	58,277,413	58,141,568	60,726,527	50,308,219
International High Div Volatility Wtd ETF	54,564,335	53,082,704	49,680,957	11,275,792
Emerging Market High Div Volatility Wtd ETF	31,258,179	33,184,358	2,642,811	9,659,561
Dividend Accelerator ETF	119,979,826	119,166,757	238,227,987	18,484,436
US Multi-Factor Minimum Volatility ETF	99,965,615	99,432,570	153,192,562	38,348,173
US 500 Enhanced Volatility Wtd ETF	329,417,771	653,445,846	1,414,953	208,082,505
US EQ Income Enhanced Volatility Wtd ETF	653,991,749	835,958,223	23,305,580	106,735,874
US Discovery Enhanced Volatility Wtd ETF	151,458,459	101,013,590	1,205,408	46,622,499
Developed Enhanced Volatility Wtd ETF	24,463,085	51,898,282	—	42,739,383

For the year ended June 30, 2020, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below.

Flat Rate
US 500 Volatility Wtd ETF	0.30%
US Small Cap Volatility Wtd ETF	0.30%
International Volatility Wtd ETF	0.40%
Emerging Market Volatility Wtd ETF	0.45%
US Large Cap High Div Volatility Wtd ETF	0.30%
US Small Cap High Div Volatility Wtd ETF	0.30%
International High Div Volatility Wtd ETF .	0.40%
Emerging Market High Div Volatility Wtd ETF	0.45%
Dividend Accelerator ETF	0.30%
US Multi-Factor Minimum Volatility ETF	0.30%
US 500 Enhanced Volatility Wtd ETF	0.30%
US EQ Income Enhanced Volatility Wtd ETF	0.30%
US Discovery Enhanced Volatility Wtd ETF	0.30%
Developed Enhanced Volatility Wtd ETF .	0.40%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Portfolios (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. Amounts paid by the Funds to reimburse VCM for expenses incurred during the year ended June 30, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

Citibank acts as the custodian of the Funds' assets pursuant to the Global Custodial Services Agreement (the "Custody Agreement"). Citibank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Pursuant to the Custody Agreement, Citibank also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Citibank may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Citibank also serves as the Funds' Transfer Agent.

Foreside Fund Services, LLC ("Foreside") serves as the Funds' distributor.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented on the Statements of Operations.

Sidley Austin LLP provides legal services to the Trust.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain Funds in any fiscal year exceed the expense limit for such Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of June 30, 2020, the expense limits (excluding voluntary waivers) are as follows:

In effect November 1, 2019 until October 31, 2020
US 500 Volatility Wtd ETF	0.35%
US Small Cap Volatility Wtd ETF	0.35%
International Volatility Wtd ETF	0.45%
Emerging Market Volatility Wtd ETF	0.50%
US Large Cap High Div Volatility Wtd ETF	0.35%
US Small Cap High Div Volatility Wtd ETF	0.35%
International High Div Volatility Wtd ETF .	0.45%
Emerging Market High Div Volatility Wtd ETF	0.50%
Dividend Accelerator ETF	0.35%
US Multi-Factor Minimum Volatility ETF	0.35%

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
In effect November 1, 2019 until October 31, 2020
US 500 Enhanced Volatility Wtd ETF	0.35%
US EQ Income Enhanced Volatility Wtd ETF	0.35%
US Discovery Enhanced Volatility Wtd ETF	0.35%
Developed Enhanced Volatility Wtd ETF .	0.45%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of June 30, 2020, the following amounts are available to be repaid to the Adviser:

	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023	Total
US 500 Volatility Wtd ETF	$149,989	$180,818	$99,179	$429,986
US Small Cap Volatility Wtd ETF	29,566	29,837	39,631	99,034
International Volatility Wtd ETF	91,734	76,477	121,119	289,330
Emerging Market Volatility Wtd ETF	194,086	159,736	212,048	565,870
US Large Cap High Div Volatility Wtd ETF	59,758	85,683	64,858	210,299
US Small Cap High Div Volatility Wtd ETF	29,681	35,161	45,375	110,217
International High Div Volatility Wtd ETF	47,955	48,516	63,200	159,671
Emerging Market High Div Volatility Wtd ETF	47,982	93,761	117,270	259,013
Dividend Accelerator ETF	20,087	21,708	51,403	93,198
US Multi-Factor Minimum Volatility ETF	16,990	28,089	47,372	92,451
US 500 Enhanced Volatility Wtd ETF	219,577	226,258	90,547	536,382
US EQ Income Enhanced Volatility Wtd ETF	178,795	183,343	75,542	437,680
US Discovery Enhanced Volatility Wtd ETF	48,147	50,577	45,253	143,977
Developed Enhanced Volatility Wtd ETF	140,353	126,154	132,700	399,207

The Adviser voluntarily waived the following administration fees for the year ended June 30, 2020, to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time.

US 500 Volatility Wtd ETF	$281,853
US Small Cap Volatility Wtd ETF	8,818
International Volatility Wtd ETF	29,605
Emerging Market Volatility Wtd ETF	15,965
US Large Cap High Div Volatility Wtd ETF	109,988
US Small Cap High Div Volatility Wtd ETF	31,797
International High Div Volatility Wtd ETF	27,755
Emerging Market High Div Volatility Wtd ETF	13,662
Dividend Accelerator ETF	60,942
US Multi-Factor Minimum Volatility ETF	54,300
US 500 Enhanced Volatility Wtd ETF	254,262
US EQ Income Enhanced Volatility Wtd ETF	232,158
US Discovery Enhanced Volatility Wtd ETF	20,532
Developed Enhanced Volatility Wtd ETF	29,683

Certain officers and/or interested trustees of the Funds are also officers of the Advisor and /or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' Shares. An investment in the Funds' Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Developed Enhanced Volatility Wtd ETF, International Volatility Wtd ETF, Emerging Market Volatility Wtd ETF, International High Div Volatility Wtd ETF and Emerging Market High Div Volatility Wtd ETF invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

6. Borrowing:

Line of Credit:

For the year ended June 30, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended June 30, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The average loans under the line of credit agreement with Citibank for the days outstanding and average interest rate for each Fund during the year ended June 30, 2020 were as follows:

	Amount Outstanding at June 30, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
International Volatility Wtd ETF	$—	$1,400,000	1	3.32%	$1,400,000
Emerging Market Volatility Wtd ETF	—	4,423,500	4	2.49%	10,000,000
	Amount Outstanding at June 30, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
US Small Cap High Div Volatility Wtd ETF	$—	$925,000	1	3.13%	$925,000
Emerging Market High Div Volatility Wtd ETF	—	3,639,000	4	2.39%	4,778,000

*  For the year ended June 30, 2020, based on the number of days borrowings were outstanding.

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Total Distributions Paid
US 500 Volatility Wtd ETF	$11,639,455	$11,639,455
US Small Cap Volatility Wtd ETF	333,395	333,395
International Volatility Wtd ETF	1,636,991	1,636,991
Emerging Market Volatility Wtd ETF	831,383	831,383
US Large Cap High Div Volatility Wtd ETF	10,982,914	10,982,914
US Small Cap High Div Volatility Wtd ETF	3,347,836	3,347,836
International High Div Volatility Wtd ETF	2,460,188	2,460,188
Emerging Market High Div Volatility Wtd ETF	1,690,396	1,690,396
Dividend Accelerator ETF	2,413,888	2,413,888
US Multi-Factor Minimum Volatility ETF	3,232,593	3,232,593
US 500 Enhanced Volatility Wtd ETF	9,141,838	9,141,838
US EQ Income Enhanced Volatility Wtd ETF	19,790,977	19,790,977
US Discovery Enhanced Volatility Wtd ETF	764,303	764,303
Developed Enhanced Volatility Wtd ETF	1,518,775	1,518,775

	Year Ended June 30, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
US 500 Volatility Wtd ETF	$9,387,343	$—	$9,387,343	$9,387,343
US Small Cap Volatility Wtd ETF	530,031	—	530,031	530,031
International Volatility Wtd ETF	942,198	—	942,198	942,198
Emerging Market Volatility Wtd ETF	773,465	584,060	1,357,525	1,357,525
US Large Cap High Div Volatility Wtd ETF	6,679,386	—	6,679,386	6,679,386
US Small Cap High Div Volatility Wtd ETF	1,707,481	—	1,707,481	1,707,481
International High Div Volatility Wtd ETF	2,195,385	—	2,195,385	2,195,385
Emerging Market High Div Volatility Wtd ETF	1,289,328	—	1,289,328	1,289,328
Dividend Accelerator ETF	154,436	—	154,436	154,436
US Multi-Factor Minimum Volatility ETF	627,227	—	627,227	627,227
US 500 Enhanced Volatility Wtd ETF	14,515,692	—	14,515,692	14,515,692
US EQ Income Enhanced Volatility Wtd ETF	24,059,137	—	24,059,137	24,059,137
US Discovery Enhanced Volatility Wtd ETF	1,699,060	—	1,699,060	1,699,060
Developed Enhanced Volatility Wtd ETF	4,201,929	—	4,201,929	4,201,929

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
US 500 Volatility Wtd ETF	$661,242	$661,242	$(58,437,323)	$24,554,392	$(33,221,689)
US Small Cap Volatility Wtd ETF	24,078	24,078	(7,601,626)	(2,454,674)	(10,032,222)
International Volatility Wtd ETF	210,594	210,594	(6,594,258)	(1,049,187)	(7,432,851)
Emerging Market Volatility Wtd ETF	246,500	246,500	(4,068,835)	(2,966,639)	(6,788,974)
US Large Cap High Div Volatility Wtd ETF	318,185	318,185	(39,429,514)	(25,817,739)	(64,929,068)
US Small Cap High Div Volatility Wtd ETF	484,756	484,756	(20,724,553)	(9,703,383)	(29,943,180)
International High Div Volatility Wtd ETF	308,956	308,956	(13,071,588)	(8,850,344)	(21,612,976)
Emerging Market High Div Volatility Wtd ETF	157,914	157,914	(4,865,219)	(3,866,029)	(8,573,334)
Dividend Accelerator ETF	316,742	316,742	(9,029,819)	4,593,306	(4,119,771)
US Multi-Factor Minimum Volatility ETF	167,436	167,436	(11,059,491)	5,587,551	(5,304,504)
US 500 Enhanced Volatility Wtd ETF	185,516	185,516	(53,373,108)	24,172,438	(29,015,154)
US EQ Income Enhanced Volatility Wtd ETF	782,711	782,711	(62,738,076)	(6,240,183)	(68,195,548)
US Discovery Enhanced Volatility Wtd ETF	35,328	35,328	(32,768,149)	(661,807)	(33,394,628)
Developed Enhanced Volatility Wtd ETF	15,025	15,025	(26,526,331)	(739,522)	(27,250,828)

*  Under the current tax law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the year ended June 30, 2020, the VictoryShares US 500 Enhanced Volatility Wtd ETF and VictoryShares US EQ Income Enhanced Volatility Wtd ETF utilized $11,537,964 and $19,516,943 of short-term capital loss carryforwards, respectively.

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

As of the tax year ended June 30, 2020, the following Funds had net capital loss carryforwards as summarized in the tables below.

	Short-Term Amount	Long-Term Amount	Total
US 500 Volatility Wtd ETF	$32,958,055	$25,479,268	$58,437,323
US Small Cap Volatility Wtd ETF	4,443,491	3,158,135	7,601,626
International Volatility Wtd ETF	4,186,566	2,407,692	6,594,258
Emerging Market Volatility Wtd ETF	2,791,319	1,277,516	4,068,835
US Large Cap High Div Volatility Wtd ETF	22,487,331	16,942,183	39,429,514
US Small Cap High Div Volatility Wtd ETF	16,058,099	4,666,454	20,724,553
International High Div Volatility Wtd ETF	8,712,930	4,358,658	13,071,588
Emerging Market High Div Volatility Wtd ETF	2,831,466	2,033,753	4,865,219
Dividend Accelerator ETF	8,938,322	91,497	9,029,819
US Multi-Factor Minimum Volatility ETF	10,848,711	210,780	11,059,491
US 500 Enhanced Volatility Wtd ETF	38,875,453	14,497,655	53,373,108
US EQ Income Enhanced Volatility Wtd ETF	32,133,200	30,604,876	62,738,076
US Discovery Enhanced Volatility Wtd ETF	30,433,081	2,335,068	32,768,149
Developed Enhanced Volatility Wtd ETF	16,934,183	9,592,148	26,526,331

As of June 30, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
US 500 Volatility Wtd ETF	$670,053,289	$85,790,164	$(61,235,772)	$24,554,392
US Small Cap Volatility Wtd ETF	18,821,895	1,251,059	(3,705,733)	(2,454,674)
International Volatility Wtd ETF	86,596,909	6,936,481	(7,988,762)	(1,052,281)
Emerging Market Volatility Wtd ETF	45,690,415	3,677,785	(6,643,164)	(2,965,379)
US Large Cap High Div Volatility Wtd ETF	220,912,300	7,352,245	(33,169,984)	(25,817,739)
US Small Cap High Div Volatility Wtd ETF	78,694,907	5,193,892	(14,897,275)	(9,703,383)
International High Div Volatility Wtd ETF	73,806,035	2,346,087	(11,199,758)	(8,853,671)
Emerging Market High Div Volatility Wtd ETF	25,257,819	986,438	(4,850,877)	(3,864,439)
Dividend Accelerator ETF	230,344,429	14,066,606	(9,473,300)	4,593,306
US Multi-Factor Minimum Volatility ETF	149,750,887	12,570,870	(6,983,319)	5,587,551
US 500 Enhanced Volatility Wtd ETF	595,983,484	49,389,684	(25,217,246)	24,172,438
US EQ Income Enhanced Volatility Wtd ETF	596,279,367	39,046,902	(45,287,085)	(6,240,183)
US Discovery Enhanced Volatility Wtd ETF	38,488,524	4,432,852	(5,094,659)	(661,807)
Developed Enhanced Volatility Wtd ETF	50,486,870	2,272,322	(3,014,622)	(742,300)

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

During the year ended June 30, 2020, the Funds realized the following net capital gains (losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains (losses) are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains (losses) to capital.

	Short Term	Long Term	Total
US 500 Volatility Wtd ETF	$(1,259,228)	$23,035,218	$21,775,990
US Small Cap Volatility Wtd ETF	(336,586)	62,468	(274,118)
International Volatility Wtd ETF	17,939	769,521	787,460
Emerging Market Volatility Wtd ETF	(207,793)	26,226	(181,567)
US Large Cap High Div Volatility Wtd ETF	(4,465,174)	113,549	(4,351,625)
US Small Cap High Div Volatility Wtd ETF	1,913,809	652,241	2,566,050
International High Div Volatility Wtd ETF	(624,369)	(71,396)	(695,765)
Emerging Market High Div Volatility Wtd ETF	(1,823,021)	(597,110)	(2,420,131)
Dividend Accelerator ETF	1,970,870	993,218	2,964,088
US Multi-Factor Minimum Volatility ETF	3,425,245	554,552	3,979,797
US 500 Enhanced Volatility Wtd ETF	5,982,428	6,674,172	12,656,600
US EQ Income Enhanced Volatility Wtd ETF	(809,490)	1,362,758	553,268
US Discovery Enhanced Volatility Wtd ETF	(2,450,849)	(135,540)	(2,586,389)
Developed Enhanced Volatility ETF	(159,348)	(1,597,078)	(1,756,426)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM or an issuer under common control with a Fund under VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the year ended June 30, 2020, were as follows:

US Small Cap Volatility Wtd ETF	Fair Value 6/30/19	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Change in Unrealized Appreciation (Depreciation)	Fair Value 6/30/20	Dividend Income
Victory Capital Holdings, Inc	$—	$61,355	$(30,974)	$(2,566)	$—	$(139)	$27,676	$350
US Discovery Enhanced Volatility Wtd ETF	Fair Value 6/30/19	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Change in Unrealized Appreciation (Depreciation)	Fair Value 6/30/20	Dividend Income
Victory Capital Holdings, Inc	$—	$170,608	$(146,134)	$21,619	$—	$4,119	$50,212	$496

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Portfolios II, comprising the Funds listed below (the "Funds"), as of June 30, 2020, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
VictoryShares US 500 Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and 2016
VictoryShares US 500 Enhanced Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and 2016
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and 2016
VictoryShares US Discovery Enhanced Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and 2016
VictoryShares Developed Enhanced Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and 2016
VictoryShares US Small Cap Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and for the period from July 7, 2015 (commencement of operations) through June 30, 2016
VictoryShares US Large Cap High Div Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and for the period from July 7, 2015 (commencement of operations) through June 30, 2016

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
VictoryShares US Small Cap High Div Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and for the period from July 7, 2015 (commencement of operations) through June 30, 2016
VictoryShares International Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and for the period from August 19, 2015 (commencement of operations) through June 30, 2016
VictoryShares International High Div Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and for the period from August 19, 2015 (commencement of operations) through June 30, 2016
VictoryShares Emerging Market Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017 and for the period from March 22, 2016 (commencement of operations) through June 30, 2016
VictoryShares Emerging Market High Div Volatility Wtd ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019 and for the period from October 26, 2017 (commencement of operations) through June 30, 2018
VictoryShares Dividend Accelerator ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018 and for the period from April 18, 2017 (commencement of operations) through June 30, 2017
VictoryShares US Multi-Factor Minimum Volatility ETF	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018 and for the period from June 22, 2017 (commencement of operations) through June 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 25, 2020

Victory Portfolios II	Supplemental Information June 30, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 24 portfolios in the Trust, 42 portfolios in Victory Portfolios and 9 portfolios in Victory Variable Insurance Funds, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios II, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2015	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	May 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, * Born April 1957	Trustee	May 2015	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, ** Born May 1972	Trustee	May 2015	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of births, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	May 2015	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, Born February 1974	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	December 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	May 2015*	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 5, 2017 Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
US 500 Volatility Wtd ETF	$1,000.00	$901.80	$1,023.12	$1.65	$1.76	0.35%
US Small Cap Volatility Wtd ETF	1,000.00	817.40	1,023.12	1.58	1.76	0.35%
International Volatility Wtd ETF	1,000.00	875.60	1,022.63	2.10	2.26	0.45%
Emerging Market Volatility Wtd ETF	1,000.00	849.50	1,022.33	2.35	2.56	0.51%

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
US Large Cap High Div Volatility Wtd ETF	$1,000.00	$794.50	$1,023.12	$1.56	$1.76	0.35%
US Small Cap High Div Volatility Wtd ETF	1,000.00	795.90	1,023.12	1.56	1.76	0.35%
International High Div Volatility Wtd ETF	1,000.00	756.90	1,022.63	1.97	2.26	0.45%
Emerging Market High Div Volatility Wtd ETF	1,000.00	826.70	1,022.33	2.32	2.56	0.51%
Dividend Accelerator ETF	1,000.00	932.00	1,023.12	1.68	1.76	0.35%
US Multi-Factor Minimum Volatility ETF	1,000.00	939.50	1,023.12	1.69	1.76	0.35%
US 500 Enhanced Volatility Wtd ETF	1,000.00	990.30	1,023.12	1.73	1.76	0.35%
US EQ Income Enhanced Volatility Wtd ETF	1,000.00	960.90	1,023.12	1.71	1.76	0.35%
US Discovery Enhanced Volatility Wtd ETF	1,000.00	994.30	1,023.12	1.74	1.76	0.35%
Developed Enhanced Volatility Wtd ETF	1,000.00	808.00	1,022.63	2.02	2.26	0.45%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2020, the Funds paid qualified dividend income for the purposes of reduce individual federal income tax rates of:

Amount
VictoryShares US 500 Volatility WTD ETF	100%
VictoryShares US Small Cap Volatility Wtd ETF	100%
VictoryShares International Volatility Wtd ETF	84%
VictoryShares Emerging Market Volatility Wtd ETF	58%
VictoryShares US Large Cap High Div Volatility Wtd ETF	100%
VictoryShares US Small Cap High Div Volatility Wtd ETF	90%
VictoryShares International High Div Volatility Wtd ET	84%
VictoryShares Emerging Market High Div Volatility Wtd ETF	44%
VictoryShares Dividend Accelerator ETF	100%
VictoryShares US Multi-Factor Minimum Volatility ETF	100%
VictoryShares US 500 Enhanced Volatility Wtd ETF	100%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	100%
VictoryShares US Discovery Enhanced Volatility Wtd ETF	94%
VictoryShares Developed Enhanced Volatility Wtd ETF	94%

Dividends qualified for corporate dividends received deductions of:

Amount
VictoryShares US 500 Volatility WTD ETF	100%
VictoryShares US Small Cap Volatility Wtd ETF	100%
VictoryShares US Large Cap High Div Volatility Wtd ETF	100%
VictoryShares US Small Cap High Div Volatility Wtd ETF	91%
VictoryShares Dividend Accelerator ETF	100%
VictoryShares US Multi-Factor Minimum Volatility ETF	100%
VictoryShares US 500 Enhanced Volatility Wtd ETF	100%
VictoryShares US EQ Income Enhanced Volatility Wtd ETF	100%
VictoryShares US Discovery Enhanced Volatility Wtd ETF	94%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2020, were as follows:

	Foreign Source Income	Foreign Tax Expense
VictoryShares International Volatility Wtd ETF	0.74	0.07
VictoryShares Emerging Market Volatility Wtd ETF	0.74	0.09
VictoryShares International High Div Volatility Wtd ET	1.09	0.09
VictoryShares Emerging Market High Div Volatility Wtd ETF	1.84	0.31
VictoryShares Developed Enhanced Volatility Wtd ETF	0.83	0.08

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Act. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Board approved the appointment of VCM as the administrator of the LRMP. At an in-person meeting held on February 20, 2020, VCM provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

VCM manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, VCM has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by VCM. VCM reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from VCM concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable VCM to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a Highly Liquid Investment Minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, VCM indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio
43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-376-7890

VPII-VICTORYSHARESETF-AR (6/20)

June 30, 2020

Annual Report

VictoryShares USAA Core Short-Term Bond ETF

VictoryShares USAA Core Intermediate-Term Bond ETF

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios II

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Victory Portfolios II Exchange-Traded Funds
VictoryShares USAA Core Short-Term Bond ETF
Schedule of Portfolio Investments	11
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	38
VictoryShares USAA Core Intermediate-Term Bond ETF
Schedule of Portfolio Investments	20
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	37
Financial Highlights	38
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	53
Supplemental Information (Unaudited)
Trustee and Officer Information	54
Proxy Voting and Portfolio Holdings Information	57
Expense Examples	57
Liquidity Risk Management Program	58
Privacy Policy (inside back cover)

1

The VictoryShares are distributed by Foreside Fund Services, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the VictoryShares.

For additional information about any VictoryShares, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-376-7890. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the ETFs, markets or securities mentioned herein should not be considered to be indicative of future results.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Funds, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

866-376-7890

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. Not long ago, we were marveling at the longest-ever bull market in equities. Although the current market environment appears constructive and relatively calm (as of this writing), what has transpired over the past year has been nothing short of astounding.

In fact, the annual period ended June 30, 2020, has been the most unusual period for investors since the Global Financial Crisis or, perhaps, the Great Depression. We entered this year with mundane concerns of interest rates and global trade talks, but that all changed quickly in early 2020. The spread of COVID-19 throughout the United States was an unprecedented event that rendered virtually any economic forecast unreliable. In March, and seemingly overnight, the sentiment pendulum swung from risk-on to risk-off.

The global economy came to an all-stop and equities sold off sharply. Meanwhile, liquidity evaporated in many segments of the fixed-income market, especially higher-yielding credits and anything perceived to be higher risk, which caused credit spreads to widen and depressed prices.

Fortunately, the U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — slashing interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets.

The U.S. government also stepped up to provide $2 trillion of fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which aims help toward corporations, small businesses, and individuals that have been affected by the abrupt economic stoppage.

All those steps ended the market's freefall, spurred a significant rally in equities, and helped tighten credit spreads across much of the fixed-income universe. In fact, by June 30, 2020, sentiment was nothing less than bullish and the broad market indexes had largely recovered losses from the first quarter. Through all this turmoil and volatility, the S&P 500® Index managed to deliver an annual return of approximately 7.5% for the 12-month period ended June 30, 2020. Meanwhile, the yield on 10-year U.S. Treasuries declined 144 basis points, reflecting both the Fed intervention and the uncertainties, ending June 30 at approximately 0.66%.

Looking ahead, the economy and markets remain unpredictable. For equities, investors should expect continued bouts of elevated volatility, which will likely be driven by reports on the virus, a possible vaccine, and the economic data. On the whole, however, the tenor of the market is much improved from the depths of the crisis even as earnings estimates remain vague at best.

Credit markets, too, remain unpredictable, though they have stabilized markedly. A wide range of outcomes are conceivable over the next year, but continued monetary intervention and fiscal stimulus, coupled with a regional approach to economic shutdowns, may well prevent credit spreads from returning to the elevated levels of March.

3

Regardless, whatever is in store for markets, you can be certain that the investment philosophies and resolve of Victory Capital's various independent investment franchises remain steadfast. We believe that our collective investment talent and their actively managed portfolios will be able to manage risks and excel in an environment that often creates short-term pricing dislocations that benefit astute investors.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

VictoryShares

VictoryShares USAA Core Short-Term Bond ETF

Portfolio Review
June 30, 2020 (Unaudited)

Portfolio Holdings:

As a Percentage of Total Investments

What were the market conditions during the year ended June 30, 2020?

Seems like eons ago, but just a year and a half ago, the U.S. Federal Reserve (the "Fed") had actually increased the Fed Funds rate to a range of 2.25%-2.50%. This turned out to be the highest the Fed Funds rate would go. The Fed began lowering rates, bringing Fed Funds rate down to a range of 2.00%-2.50%, in July 2019. The Fed also stopped shrinking its balance sheet, all in an effort to keep the economy humming, as the effects of the trade war with China were starting to be felt here in the United States. While real Gross Domestic Product ("GDP") was somewhat weak in the second quarter of 2019 at 1.50%, the rest of the year posted a respectable growth rate of 2.50%. However, the world was about to change in a way almost no one imagined.

Sometime in late 2019, reports were surfacing of a virus in Wuhan, China. The virus, a coronavirus that causes the disease known as COVID-19, started spreading rapidly in Wuhan, and was soon beginning to show up in other countries. Ultimately, COVID-19 became a pandemic, and many countries around the world, including the United States, began "locking down" their economies in an effort to contain the virus. In the United States, the lockdowns began in earnest in March, and significantly affected almost every area of the economy.

"Unprecedented" became an everyday word, as life in the United States became unlike anything we have ever seen. With many businesses being forced to temporarily close, many people were put out of work. Monthly payrolls, which had been growing at an average of roughly 216 thousand per month since August 2019, plummeted to a loss of 1.4 million jobs in March, and an unprecedented loss of 21 million jobs in April. The unemployment rate, which was at a record low of 3.5% in February, jumped to 14.7% in April. Real GDP fell 5% in the first quarter of 2020, and a record 32.9% in the second quarter, thus officially marking the economy as being in recession. Due to demand dropping precipitously from people not driving, coupled with a strong supply, the price of West Texas Intermediate ("WTI") crude oil actually went negative in April. This was due to investors in WTI futures contracts, which requires physical settlement, having to pay to not take delivery, forcing the price into unprecedented negative territory.

In response, federal and state governments stepped up stimulus efforts to help those out of work. Congress passed an unprecedented $1 trillion stimulus package, with unemployment benefits to temporarily supplement state payments, as well as grants/loans to businesses. The Fed significantly increased its balance sheet again, and in an unprecedented move, increased the types of bonds it can buy to include corporate bonds.

Although U.S. Treasury rates had already begun to fall by August 2019, in response to worries over the trade war with China and the economy beginning to slow, the unprecedented

5

VictoryShares

VictoryShares USAA Core Short-Term Bond ETF (continued)

worldwide economic shutdown drove rates much lower, as investors bought U.S. Treasuries in a flight to quality. Given the Fed moving the Fed Funds rate to effectively zero and the economy only slowly beginning to reopen, U.S. Treasury rates remain at their lows. Although rates were already low, year-over-year decreases were dramatic. The two-year U.S. Treasury yield dropped 161 basis points, while 10-year and 30-year U.S. Treasury yields dropped 135 and 112 basis points, respectively.

Given the pandemic, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) significantly increased. Although they did not increase as much as in 2008, they increased much more rapidly. From a relatively low level in mid-February, spreads peaked in late March; a very rapid increase. AAA, AA, A and BBB spreads widened by 12, 26, 28, and 47 basis points, respectively. High-yield spreads widened by 249 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.) Although spreads have continued to fall, they remain higher than pre-COVID-19 levels.

How did VictoryShares USAA Core Short-Term Bond ETF (the "Fund") perform during the year ended June 30, 2020?

The Fund returned 4.05%, slightly underperforming its benchmark, Bloomberg Barclays 1-3 Yr Credit Index (the "Index"), which returned 4.32% for the year ended June 30, 2020.

What strategies did you employ during the year ended June 30, 2020?

The Fund earned a positive total return during the reporting period, driven primarily by coupon income and the decline in U.S. Treasury yields, but underperformed the Index. Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in Metals & Mining, Integrated Energy, Midstream Energy, Consumer Non-Cyclical and Capital Goods. Certain other market segments weighed on relative performance, although they generally produced positive returns. These included Independent Exploration and Production, Airlines, Finance Companies, Asset-Backed Securities, and Commercial Mortgage-Backed Securities. In addition, the Fund's cash position was a drag on performance as bond prices rose during the reporting period. We continued to adhere to our disciplined investment approach, which is to maintain an attractive yield with an acceptable level of risk. From a credit risk perspective, investment-grade bonds outperformed for the period, with high yield bonds underperforming. From a credit perspective, investment-grade bonds contributed most to performance, while high-yield bonds dampened returns.

To identify attractive investment opportunities, we worked with our in-house team of credit analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform our Lipper peers over the long run, with less volatility. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

6

VictoryShares

VictoryShares USAA Core Short-Term Bond ETF (continued)

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	Bloomberg Barclays 1-3 Yr Credit Index[1]
One Year	4.05%	4.35%	4.32%
Three Year	N/A	N/A	N/A
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	3.34%	3.48%	N/A

Expense Ratios

Gross	0.34%
With Applicable Waivers	0.34%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated January 1, 2020, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The Bloomberg Barclays 1-3 Yr Credit Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

7

VictoryShares

VictoryShares USAA Core Intermediate-Term Bond ETF

Portfolio Review
June 30, 2020 (Unaudited)

Portfolio Holdings:

As a Percentage of Total Investments

What were the market conditions during the year ended June 30, 2020?

Seems like eons ago, but just a year and a half ago, the U.S. Federal Reserve (the "Fed") had actually increased the Fed Funds rate to a range of 2.25%-2.50%. This turned out to be the highest the Fed Funds rate would go. The Fed began lowering rates, bringing Fed Funds rate down to a range of 2.00%-2.50%, in July 2019. The Fed also stopped shrinking its balance sheet, all in an effort to keep the economy humming, as the effects of the trade war with China were starting to be felt here in the United States. While real Gross Domestic Product ("GDP") was somewhat weak in the second quarter of 2019 at 1.50%, the rest of the year posted a respectable growth rate of 2.50%. However, the world was about to change in a way almost no one imagined.

Sometime in late 2019, reports were surfacing of a virus in Wuhan, China. The virus, a coronavirus that causes the disease known as COVID-19, started spreading rapidly in Wuhan, and was soon beginning to show up in other countries. Ultimately, COVID-19 became a pandemic, and many countries around the world, including the United States, began "locking down" their economies in an effort to contain the virus. In the United States, the lockdowns began in earnest in March, and significantly affected almost every area of the economy.

"Unprecedented" became an everyday word, as life in the United States became unlike anything we have ever seen. With many businesses being forced to temporarily close, many people were put out of work. Monthly payrolls, which had been growing at an average of roughly 216 thousand per month since August 2019, plummeted to a loss of 1.4 million jobs in March, and an unprecedented loss of 21 million jobs in April. The unemployment rate, which was at a record low of 3.5% in February, jumped to 14.7% in April. Real GDP fell 5% in the first quarter of 2020, and a record 32.9% in the second quarter, thus officially marking the economy as being in recession. Due to demand dropping precipitously from people not driving, coupled with a strong supply, the price of West Texas Intermediate ("WTI") crude oil actually went negative in April. This was due to investors in WTI futures contracts, which requires physical settlement, having to pay to not take delivery, forcing the price into unprecedented negative territory.

In response, federal and state governments stepped up stimulus efforts to help those out of work. Congress passed an unprecedented $1 trillion stimulus package, with unemployment benefits to temporarily supplement state payments, as well as grants/loans to businesses. The Fed significantly increased its balance sheet again, and in an unprecedented move, increased the types of bonds it can buy to include corporate bonds.

Although U.S. Treasury rates had already begun to fall by August 2019, in response to worries over the trade war with China and the economy beginning to slow, the unprecedented

8

VictoryShares

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

worldwide economic shutdown drove rates much lower, as investors bought U.S. Treasuries in a flight to quality. Given the Fed moving the Fed Funds rate to effectively zero and the economy only slowly beginning to reopen, U.S. Treasury rates remain at their lows. Although rates were already low, year-over-year decreases were dramatic. The two-year U.S. Treasury yield dropped 161 basis points, while 10-year and 30-year U.S. Treasury yields dropped 135 and 112 basis points, respectively.

Given the pandemic, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) significantly increased. Although they did not increase as much as in 2008, they increased much more rapidly. From a relatively low level in mid-February, spreads peaked in late March; a very rapid increase. AAA, AA, A and BBB spreads widened by 12, 26, 28, and 47 basis points, respectively. High-yield spreads widened by 249 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.) Although spreads have continued to fall, they remain higher than pre-COVID-19 levels.

How did VictoryShares USAA Core Intermediate-Term Bond ETF (the "Fund") perform during the year ended June 30, 2020?

The Fund returned 7.69%, underperforming its benchmark, Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 8.74% for the year ended June 30, 2020.

What strategies did you employ during the year ended June 30, 2020?

The Fund produced a positive total return but underperformed the Index, as bond prices appreciated during the reporting period and spreads widened. Relative to the Index, the Fund was helped by its allocation to, and security selection within, corporate bonds. The Fund benefited from overweight positions in financial sectors such as Banking and Insurance. The Fund also benefited from its allocations to, and security selection within, Midstream Energy, Metals & Mining, Food & Beverage, Utilities and Manufacturing. The Fund's holdings of Agency Commercial Mortgage-Backed Securities and Asset-Backed Securities also added to performance. An underweight in U.S. Treasury securities, which generated greater returns than the Index, hindered relative performance. We were also underweight Agency Residential Mortgage-Backed Securities, which detracted from performance. From a credit risk perspective, investment-grade bonds outperformed for the period, with high-yield bonds underperforming. For the Fund, investment-grade bonds contributed most to performance, while high-yield bonds dampened overall returns.

In keeping with our investment process, we continued to build the portfolio bond-by-bond. We work with our team of analysts to seek ideas where our fundamental understanding of the credit risk is different than that of the market. During the year, we found a number of attractive opportunities as we continued to seek relative values across the fixed income market. We took advantage of periods of volatility to add or reduce select investments in Corporate Credit, Commercial Mortgage-Backed Securities, Asset-Backed Securities and Taxable Municipals.

Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers.

9

VictoryShares

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	Bloomberg Barclays US Aggregate Bond Index[1]
One Year	7.69%	7.95%	8.74%
Three Year	N/A	N/A	N/A
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	5.70%	5.83%	N/A

Expense Ratios

Gross	0.38%
With Applicable Waivers	0.38%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated January 1, 2020, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

10

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Principal Amount	Value
Asset-Backed Securities (12.0%)
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D, 3.42%, 4/18/23, Callable 1/18/22 @ 100	$820,000	$840,044
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, 9/18/23, Callable 5/18/22 @ 100	500,000	510,728
Bank of The West Auto Trust, Series 2017-1, Class C, 2.96%, 2/15/24, Callable 2/15/22 @ 100 (a)	500,000	510,371
Bank of The West Auto Trust, Series 2018-1, Class C, 3.98%, 5/15/24, Callable 4/15/22 @ 100 (a)	400,000	411,284
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 1/19/22 @ 100 (a)	500,000	517,687
CARS LP, Series 2020-1A, Class A1, 2.69%, 2/15/50 (a)	640,573	644,476
Centre Point Funding LLC, Series 2012-2A, Class 1, 2.61%, 8/20/21 (a)	1,871	1,869
CNH Equipment Trust, Series 2017-B, Class B, 2.47%, 12/16/24, Callable 10/15/21 @ 100	500,000	504,933
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class B, 3.60%, 4/15/27, Callable 6/15/21 @ 100 (a)	500,000	510,616
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26, Callable 2/15/24 @ 100	750,000	756,462
Drive Auto Receivables Trust, Series 2018-4, Class C, 3.66%, 11/15/24, Callable 9/15/22 @ 100	423,808	428,439
Evergreen Credit Card Trust, Series 2019-2, Class B, 2.27%, 9/15/24 (a)	750,000	754,175
Exeter Automobile Receivables Trust, Series 2018-3A, Class B, 3.46%, 10/17/22, Callable 11/15/22 @ 100 (a)	122,221	122,508
GM Financial Automobile Leasing Trust, Series 2020-1, Class B, 1.84%, 12/20/23, Callable 9/20/22 @ 100	489,000	494,742
GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A3, 3.02%, 5/16/23, Callable 5/16/22 @ 100	441,052	450,183
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class A4, 2.83%, 6/17/24, Callable 11/15/21 @ 100 (a)	500,000	509,239
Kubota Credit Owner Trust, Series 2020-1A, Class A2, 1.92%, 12/15/22, Callable 10/15/23 @ 100 (a)	1,000,000	1,011,289
MMAF Equipment Finance LLC, Series 2016-A, Class A4, 1.76%, 1/17/23, Callable 7/15/25 @ 100 (a)	65,737	66,096
OSCAR US Funding Trust LLC, Series 2017-1A, Class A4, 3.30%, 5/10/24 (a)	437,690	442,966
PSNH Funding LLC, Series 2018-1, Class A1, 3.09%, 2/1/26	343,288	356,663
Santander Drive Auto Receivables Trust, Series 2019-3, Class C, 2.49%, 10/15/25, Callable 4/15/23 @ 100	750,000	756,213
Santander Drive Auto Receivables Trust, Series 2018-5, Class B, 3.52%, 12/15/22, Callable 8/15/22 @ 100	125,175	125,549
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 7/20/20 @ 100 (a)	75,333	75,528
SCF Equipment Leasing LLC, Series 2017-1, Class A, 3.77%, 1/20/23, Callable 11/20/20 @ 100 (a)	191,590	192,846
SCF Equipment Leasing LLC, Series 2019-2A, Class A2, 2.47%, 4/20/26, Callable 3/20/25 @ 100 (a)	750,000	747,599

See notes to financial statements.

11

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Synchrony Card Issuance Trust, Series 2018-A1, Class A, 3.38%, 9/15/24	$370,000	$380,839
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84%, 7/15/24, Callable 12/15/22 @ 100 (a)	500,000	505,564
Total Asset-Backed Securities (Cost $12,466,339)		12,628,908
Collateralized Mortgage Obligations (5.5%)
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class B, 4.38%, 1/10/36 (a)	500,000	527,420
FREMF Mortgage Trust, Series 2011-K12, Class B, 4.49%, 1/25/46 (a) (b)	500,000	506,382
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class A5, 3.14%, 12/15/47	981,542	1,019,404
Madison Park Funding Ltd., Series 2013-11A, Class AR, 2.20% (LIBOR03M+116bps), 7/23/29, Callable 7/23/20 @ 100 (a) (c)	500,000	489,350
Oaktree EIF Ltd., Series 2016-IIIA, Class B, 3.14% (LIBOR03M+200bps), 10/20/27, Callable 7/20/20 @ 100 (a) (c)	500,000	490,050
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A1, 1.18% (LIBOR03M+80bps), 2/20/28, Callable 2/20/21 @ 100 (a) (c)	492,083	485,531
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A1, 1.87% (LIBOR03M+65bps), 7/15/26, Callable 7/15/20 @ 100 (a) (c)	224,875	221,209
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A2, 2.27% (LIBOR03M+105bps), 7/15/26, Callable 7/15/20 @ 100 (a) (c)	500,000	482,150
WFRBS Commercial Mortgage Trust, Series 2012-C9, Class ASB, 2.45%, 11/15/45	292,504	295,673
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS, 4.09%, 6/15/45 (b)	225,017	231,316
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	981,484	999,264
Total Collateralized Mortgage Obligations (Cost $5,765,853)		5,747,749
Corporate Bonds (60.8%)
Communication Services (0.7%):
Pearson Funding Four PLC, 3.75%, 5/8/22 (a) (d)	750,000	775,229
Sprint Spectrum, 3.36%, 3/20/23 (a)	125,000	126,706
		901,935
Consumer Discretionary (9.6%):
Association of American Medical Colleges, 2.12%, 10/1/24	750,000	753,706
Booking Holdings, Inc., 4.10%, 4/13/25, Callable 3/13/25 @ 100	750,000	841,958
Carnival Corp., 3.95%, 10/15/20 (d)	500,000	493,210
Expedia Group, Inc., 6.25%, 5/1/25, Callable 2/1/25 @ 100 (a)	1,000,000	1,062,400
General Motors Co., 1.27% (LIBOR03M+80bps), 8/7/20 (c)	500,000	499,595
Howard University 2.64%, 10/1/21	500,000	510,070
2.74%, 10/1/22	500,000	517,615
International Game Technology PLC, 6.25%, 2/15/22, Callable 8/15/21 @ 100 (a)	431,000	435,293
Lennar Corp., 2.95%, 11/29/20, Callable 9/29/20 @ 100	300,000	300,243
Macys Retail Holdings, Inc., 3.45%, 1/15/21, Callable 12/15/20 @ 100 (d)	999,000	959,659

See notes to financial statements.

12

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Marriott International, Inc., 3.38%, 10/15/20, Callable 7/30/20 @ 100	$500,000	$500,465
Meritage Homes Corp., 7.00%, 4/1/22	733,000	776,056
Newell Brands, Inc., 3.65%, 4/1/21, Callable 3/1/21 @ 100 (e)	750,000	749,565
Nissan Motor Acceptance Corp., 2.15%, 7/13/20 (a)	500,000	499,785
QVC, Inc., 4.38%, 3/15/23	500,000	500,775
Toll Brothers Finance Corp., 5.88%, 2/15/22, Callable 11/15/21 @ 100	544,000	566,375
		9,966,770
Consumer Staples (3.5%):
Alimentation Couche-Tard, Inc., 2.70%, 7/26/22, Callable 6/26/22 @ 100 (a)	500,000	512,765
Altria Group, Inc., 4.75%, 5/5/21	500,000	517,980
Avon International Capital PLC, 6.50%, 8/15/22, Callable 8/6/20 @ 103.94 (a)	500,000	494,635
Reckitt Benckiser Treasury Services PLC, 2.38%, 6/24/22, Callable 5/24/22 @ 100 (a)	400,000	411,768
Unilever Capital Corp., 2.60%, 5/5/24, Callable 3/5/24 @ 100	750,000	801,720
Walmart, Inc., 3.55%, 6/26/25, Callable 4/26/25 @ 100	750,000	849,443
		3,588,311
Energy (8.1%):
Apache Corp., 3.63%, 2/1/21, Callable 11/1/20 @ 100	750,000	739,575
Buckeye Partners LP, 4.88%, 2/1/21, Callable 11/1/20 @ 100	500,000	496,005
EQM Midstream Partners LP 4.75%, 7/15/23, Callable 6/15/23 @ 100	400,000	403,048
4.00%, 8/1/24, Callable 5/1/24 @ 100	250,000	236,988
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100	750,000	814,725
Marathon Petroleum Corp., 4.50%, 5/1/23, Callable 4/1/23 @ 100	1,000,000	1,077,869
Midwest Connector Capital Co. LLC, 3.63%, 4/1/22, Callable 3/1/22 @ 100 (a)	500,000	512,295
MPLX LP, 3.50%, 12/1/22, Callable 11/1/22 @ 100	271,000	282,230
NuStar Logistics LP, 4.80%, 9/1/20	500,000	499,295
Occidental Petroleum Corp., 2.70%, 8/15/22	750,000	698,273
Texas Eastern Transmission LP, 4.13%, 12/1/20, Callable 9/1/20 @ 100 (a)	1,000,000	1,004,740
USX Corp., 8.13%, 7/15/23	400,000	443,896
Valero Energy Corp., 2.70%, 4/15/23	698,000	724,384
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	632,000	601,120
		8,534,443
Financials (17.6%):
Ares Capital Corp., 3.25%, 7/15/25, Callable 6/15/25 @ 100	750,000	728,003
Associated Bank NA, 3.50%, 8/13/21, Callable 7/13/21 @ 100	500,000	510,110
Assurant, Inc., 1.53% (LIBOR03M+125bps), 3/26/21, Callable 7/22/20 @ 100 (c)	66,000	65,875
Athene Global Funding, 2.80%, 5/26/23 (a)	750,000	765,007
BBVA Bancomer SA, 6.50%, 3/10/21 (a)	250,000	256,613
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (c)	500,000	418,870

See notes to financial statements.

13

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Citigroup, Inc., 3.14% (LIBOR03M+72bps), 1/24/23, Callable 1/24/22 @ 100 (c)	$400,000	$413,752
DAE Funding LLC, 4.00%, 8/1/20 (a)	750,000	745,215
First Citizens Bancshare, Inc., 3.37% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (c)	806,000	787,736
First Horizon National Corp., 3.55%, 5/26/23, Callable 4/26/23 @ 100	750,000	772,268
Flagstar Bancorp, Inc., 6.13%, 7/15/21, Callable 6/15/21 @ 100	500,000	500,140
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	476,000	471,735
Ford Motor Credit Co. LLC, 3.20%, 1/15/21	500,000	493,110
Fulton Financial Corp., 3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (c)	1,000,000	980,539
HSBC Finance Corp., 6.68%, 1/15/21	500,000	513,300
Infinity Property & Casualty Corp., 5.00%, 9/19/22	500,000	529,405
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 8/1/21, Callable 8/6/20 @ 100 (a)	885,000	876,230
Main Street Capital Corp., 5.20%, 5/1/24	500,000	512,725
ORIX Corp., 2.95%, 7/23/20, MTN	400,000	400,372
Park Aerospace Holdings Ltd., 3.63%, 3/15/21, Callable 2/15/21 @ 100 (a)	500,000	479,860
Primerica, Inc., 4.75%, 7/15/22	400,000	423,748
Protective Life Global Funding, 3.10%, 4/15/24 (a)	500,000	538,410
Reliance Standard Life Global Funding II, 2.75%, 5/7/25 (a)	750,000	764,018
Santander Holdings USA, Inc. 3.40%, 1/18/23, Callable 12/18/22 @ 100	250,000	260,593
3.45%, 6/2/25, Callable 5/2/25 @ 100	314,000	327,213
Santander UK Group Holdings PLC, 3.37% (LIBOR03M+108bps), 1/5/24, Callable 1/5/23 @ 100 (c)	250,000	262,173
Silversea Cruise Finance Ltd., 7.25%, 2/1/25, Callable 7/17/20 @ 105.44 (a)	750,000	706,853
Synovus Bank, 2.29% (SOFR+95bps), 2/10/23, Callable 2/10/22 @ 100 (c)	358,000	360,979
TCF National Bank, 5.50% (LIBOR03M+509bps), 5/6/30, Callable 5/6/25 @ 100 (c)	750,000	776,250
TIAA FSB Holdings, Inc., 6.00% (LIBOR03M+470bps), 3/15/26, Callable 3/15/21 @ 100 (c)	750,000	733,905
Truist Bank, 1.25%, 3/9/23, Callable 2/9/23 @ 100	1,000,000	1,014,329
US Bank NA, 2.85%, 1/23/23, Callable 12/23/22 @ 100	500,000	528,450
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/4/22 @ 100	500,000	515,325
		18,433,111
Health Care (1.7%):
Centene Corp., 4.75%, 1/15/25, Callable 8/6/20 @ 103.56	70,000	71,587
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (a)	750,000	770,880
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	432,000	440,009
SSM Health Care Corp., 3.69%, 6/1/23, Callable 3/1/23 @ 100	500,000	536,800
		1,819,276
Industrials (10.2%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, 10/30/20	500,000	502,175
Air Lease Corp. 2.50%, 3/1/21	263,000	262,958
3.50%, 1/15/22	500,000	503,679
2.25%, 1/15/23	250,000	246,783

See notes to financial statements.

14

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100	$500,000	$456,550
Carrier Global Corp., 1.92%, 2/15/23, Callable 1/15/23 @ 100 (a)	750,000	764,723
CK Hutchison International Ltd., 2.75%, 3/29/23 (a)	750,000	776,017
Delta Air Lines Pass Through Trust, 2.00%, 12/10/29	1,000,000	953,660
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	475,000	487,782
Howmet Aerospace, Inc., 6.88%, 5/1/25, Callable 4/1/25 @ 100	1,000,000	1,085,060
PACCAR Financial Corp., 2.65%, 4/6/23, MTN	750,000	791,467
Ryder System, Inc., 2.25%, 9/1/21, MTN, Callable 8/1/21 @ 100	500,000	506,690
Smiths Group PLC, 3.63%, 10/12/22 (a)	500,000	514,270
Southwest Airlines Co. 2.65%, 11/5/20, Callable 10/5/20 @ 100	500,000	501,180
4.75%, 5/4/23	500,000	513,620
5.25%, 5/4/25, Callable 4/4/25 @ 100	750,000	789,818
United Airlines Holdings, Inc., 6.00%, 12/1/20 (d)	500,000	497,080
Wabtec Corp., 1.61% (LIBOR03M+105bps), 9/15/21 (c)	500,000	500,000
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25, Callable 5/15/25 @ 100	42,000	42,798
		10,696,310
Information Technology (3.2%):
Broadcom, Inc., 3.13%, 4/15/21 (a)	500,000	508,240
Leidos Holdings, Inc., 4.45%, 12/1/20, Callable 9/1/20 @ 100	750,000	751,935
Leidos, Inc., 2.95%, 5/15/23, Callable 4/15/23 @ 100 (a)	698,000	732,719
Marble II Pte Ltd., 5.30%, 6/20/22, Callable 6/20/21 @ 100	200,000	198,436
Microchip Technology, Inc., 3.92%, 6/1/21	600,000	611,598
Oracle Corp., 2.50%, 4/1/25, Callable 3/1/25 @ 100	500,000	536,025
		3,338,953
Materials (0.9%):
Methanex Corp., 5.25%, 3/1/22	500,000	495,775
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	400,000	428,076
		923,851
Real Estate (2.7%):
Boston Properties LP, 4.13%, 5/15/21, Callable 2/15/21 @ 100	750,000	764,632
SBA Tower Trust, 2.84%, 1/15/25 (a)	750,000	749,670
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 4/28/21, Callable 3/29/21 @ 100 (a)	500,000	502,095
Senior Housing Properties Trust, 6.75%, 12/15/21, Callable 6/15/21 @ 100	500,000	504,500
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 2/15/22 @ 101.75 (a)	364,000	342,353
		2,863,250
Utilities (2.6%):
Dominion Energy, Inc. 2.58%, 7/1/20 (e)	660,000	660,000
2.72%, 8/15/21 (e) (f)	500,000	510,455
National Fuel Gas Co., 4.90%, 12/1/21, Callable 9/1/21 @ 100	500,000	514,235

See notes to financial statements.

15

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Public Service Electric & Gas Co., 3.25%, 9/1/23, MTN, Callable 8/1/23 @ 100	$500,000	$540,340
Sierra Pacific Power Co., 3.38%, 8/15/23, Callable 5/15/23 @ 100 (d)	500,000	538,450
		2,763,480
Total Corporate Bonds (Cost $63,120,646)		63,829,690
Municipal Bonds (18.2%)
California (2.2%):
City of Montebello Revenue (INS — Assured Guaranty Corp.), 1.94%, 6/1/21	1,000,000	1,004,369
County of Riverside Revenue, 2.17%, 2/15/21	1,000,000	1,004,230
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 2.63%, 8/1/22	250,000	259,318
		2,267,917
Colorado (2.8%):
City of Loveland Electric & Communications Enterprise Revenue, 2.85%, 12/1/23	600,000	632,292
Colorado Health Facilities Authority Revenue, Series B, 2.24%, 11/1/22	750,000	754,883
Denver City & County Housing Authority Revenue, 2.15%, 12/1/24	750,000	787,598
Park Creek Metropolitan District Revenue, Series B, 2.43%, 12/1/23	700,000	724,094
		2,898,867
Indiana (1.0%):
Indiana Finance Authority Revenue, 2.48%, 3/1/24	1,000,000	1,023,329
Maryland (0.5%):
County of Howard, GO, Series C, 1.34%, 8/15/23	500,000	502,965
Massachusetts (0.5%):
Massachusetts Development Finance Agency Revenue, Series B, 3.52%, 7/1/20	500,000	500,010
Michigan (1.9%):
Ecorse Public School District, GO, 2.00%, 5/1/24	750,000	771,375
Michigan Finance Authority Revenue 2.21%, 12/1/23	185,000	188,768
2.31%, 12/1/24	105,000	107,880
2.37%, 9/1/49, Callable 3/1/23 @ 100 (e)	446,000	462,569
Ypsilanti School District, GO, 1.89%, 5/1/24	510,000	524,892
		2,055,484
Nebraska (0.7%):
Papio-Missouri River Natural Resource District Special Tax, 2.09%, 12/15/24, Continuously Callable @100	700,000	722,477

See notes to financial statements.

16

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
New Jersey (0.7%):
New Jersey Educational Facilities Authority Revenue, 2.47%, 9/1/21	$300,000	$301,623
South Jersey Transportation Authority System Revenue, Series B, 3.02%, 11/1/25	425,000	430,083
		731,706
New York (1.0%):
Madison County Capital Resource Corp. Revenue, 2.18%, 7/1/23	500,000	513,065
New York State Dormitory Authority Revenue, Series B, 3.18%, 3/15/22	500,000	520,630
		1,033,695
Ohio (0.3%):
Hamilton County Health Care Facilities Revenue, 2.37%, 6/1/22	325,000	324,129
Pennsylvania (1.0%):
School District of Scranton, GO (INS — Build America Mutual Assurance Co.), 2.46%, 4/1/22	500,000	510,010
State Public School Building Authority Revenue, 2.75%, 4/1/25	500,000	503,285
		1,013,295
Rhode Island (0.5%):
Rhode Island Commerce Corp. Revenue, 2.86%, 5/1/24	500,000	532,035
Texas (4.6%):
Central Texas Turnpike System Revenue, Series B, 1.98%, 8/15/42 (e)	1,000,000	994,590
City of Houston, GO 2.62%, 3/1/21	150,000	151,319
2.77%, 3/1/22	150,000	153,630
Dallas-Fort Worth International Airport Revenue, 2.04%, 11/1/24	750,000	770,700
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.30%, 5/15/24	600,000	623,778
Lubbock Texas Water & Wastewater System Revenue, Series B, 1.93%, 2/15/24	750,000	772,328
Port of Port Arthur Navigation District Revenue, Series B, 0.23%, 4/1/40, Continuously Callable @100 (e)	500,000	500,000
State of Texas, GO, 3.11%, 10/1/23	500,000	539,745
Texas A&M University Revenue, Series A, 2.95%, 5/15/23	500,000	532,305
		5,038,395
Wisconsin (0.5%):
Public Finance Authority Revenue (LOC — Citizens Financial Group), 3.75%, 2/1/22, Continuously Callable @100	500,000	500,425
Total Municipal Bonds (Cost $18,696,000)		19,144,729
U.S. Treasury Obligations (0.5%)
U.S. Treasury Notes, 1.13%, 7/31/21	470,000	474,829
Total U.S. Treasury Obligations (Cost $461,799)		474,829

See notes to financial statements.

17

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares or Principal Amount	Value
Commercial Papers (1.4%)
Energy Transfer LP, 2.69%, 7/1/20 (g)	$1,000,000	$999,926
Nissan Motor Acceptance Corp., 3.67%, 11/4/20 (g)	500,000	493,609
Total Commercial Papers (Cost $1,488,188)		1,493,535
Collateral for Securities Loaned^ (2.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (h)	35,543	35,543
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (h)	1,075,734	1,075,734
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (h)	247,165	247,165
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (h)	141,435	141,435
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (h)	635,919	635,919
Total Collateral for Securities Loaned (Cost $2,135,796)		2,135,796
Total Investments (Cost $104,134,621) — 100.4%		105,455,236
Liabilities in excess of other assets — (0.4)%		(454,918)
NET ASSETS — 100.00%		$105,000,318

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $27,342,776 and amounted to 26.0% of net assets.

(b)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2020.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2020.

(d)  All or a portion of this security is on loan.

(e)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Stepped-coupon security converts to coupon form on 08/15/21 with a rate of 2.715%.

(g)  Rate represents the effective yield at June 30, 2020.

(h)  Rate disclosed is the daily yield on June 30, 2020.

bps — Basis points

GO — General Obligation

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

See notes to financial statements.

18

Victory Portfolios II VictoryShares USAA Core Short-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

19

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Principal Amount	Value
Asset-Backed Securities (7.0%)
American Express Credit Account Master Trust, Series 2019-2, Class B, 2.86%, 11/15/24	$2,076,000	$2,132,581
AmeriCredit Automobile Receivables Trust, Series 2017-2, Class D, 3.42%, 4/18/23, Callable 1/18/22 @ 100	1,000,000	1,024,444
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 10/15/22 @ 100 (a)	900,000	908,684
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25 (a)	500,000	503,525
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class B, 3.36%, 11/20/22 (a)	1,250,000	1,237,654
Bank of The West Auto Trust, Series 2017-1, Class C, 2.96%, 2/15/24, Callable 2/15/22 @ 100 (a)	500,000	510,371
BCC Funding Corp.XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 6/20/23 @ 100 (a)	1,000,000	1,001,307
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 5/19/22 @ 100 (a)	500,000	517,687
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class A4, 1.89%, 3/19/25, Callable 10/19/23 @ 100 (a)	433,000	433,273
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 11/15/23 @ 100	1,275,000	1,312,307
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 1/15/24 @ 100 (a)	823,000	827,182
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 9/22/22 @ 100 (a)	687,500	702,663
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	820,000	821,523
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82%, 12/16/24, Callable 1/15/23 @ 100 (a)	1,000,000	1,021,627
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 3/15/22 @ 100 (a)	500,000	509,174
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 12/15/23 @ 100 (a)	513,000	519,067
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (a)	500,000	501,584
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	1,500,000	1,478,106
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25, Callable 2/16/23 @ 100	1,000,000	1,036,942
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/25, Callable 7/16/23 @ 100	750,000	775,590
Hertz Vehicle Financing LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	718,708	711,985
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	385,000	390,413
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 7/20/22 @ 100 (a)	500,000	506,005
John Deere Owner Trust, Series 2020-A, Class A4, 1.21%, 11/16/26, Callable 11/15/23 @ 100	2,000,000	2,017,110

See notes to financial statements.

20

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Kubota Credit Owner Trust, Series 2020-1A, Class A4, 2.26%, 7/15/26, Callable 10/15/23 @ 100 (a)	$433,000	$451,480
MMAF Equipment Finance LLC, Series 2017-B, Class A4, 2.41%, 11/15/24, Callable 3/15/28 @ 100 (a)	1,000,000	1,027,133
Navient Student Loan Trust, Series 2018-2A, Class B, 1.33% (LIBOR01M+115bps), 3/25/67, Callable 5/25/33 @ 100 (a) (b)	1,000,000	893,675
NP SPE LLC, Series 2019-1A, Class A2, 3.24%, 9/20/49 (a)	500,000	482,007
OSCAR US Funding Trust LLC, Series 2018-1A, Class A3, 3.23%, 5/10/22 (a)	297,384	299,867
PSNH Funding LLC, Series 2018-1, Class A3, 3.81%, 2/1/35	1,000,000	1,132,159
SCF Equipment Leasing LLC, Series 2019-1A, Class A2, 3.23%, 10/20/24, Callable 7/20/20 @ 100 (a)	550,000	553,594
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 7/20/20 @ 100 (a)	500,000	507,376
SLM Student Loan Trust, Series 2007-1, Class B, 1.21% (LIBOR03M+22bps), 1/27/42, Callable 10/25/28 @ 100 (b)	379,928	338,549
SLM Student Loan Trust, Series 2006-10, Class B, 1.21% (LIBOR03M+22bps), 3/25/44, Callable 1/25/32 @ 100 (b)	241,240	204,234
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 5/15/26	2,000,000	2,132,612
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 9/23/23 @ 100 (a)	1,280,000	1,279,750
VB-S1 Issuer LLC, Series 2018-1A, Class C, 3.41%, 2/15/48, Callable 2/15/22 @ 100 (a)	500,000	510,857
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 12/15/21 @ 100 (a)	507,000	518,901
Total Asset-Backed Securities (Cost $31,405,735)		31,732,998
Collateralized Mortgage Obligations (2.5%)
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53	1,000,000	1,031,832
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 1.26% (LIBOR01M+108bps), 10/15/36 (a) (b)	245,538	241,245
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	923,077	961,857
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class AS, 3.79%, 9/15/50 (c)	500,000	552,362
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53	732,000	775,124
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	2,000,000	2,053,054
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.68%, 1/10/24 (a)	500,000	519,516
COMM Mortgage Trust, Series 2015-LC23, Class AM, 4.16%, 10/10/48 (c)	250,000	270,859
COMM Mortgage Trust, Series 2014-277P, Class A, 3.73%, 8/10/49 (a) (c)	1,000,000	1,073,594

See notes to financial statements.

21

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.58%, 7/10/50 (c)	$865,000	$890,489
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (a)	250,000	232,087
FREMF Mortgage Trust, Series 2019-K99, Class B, 3.77%, 9/25/29 (a) (c)	1,000,000	1,093,397
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53	357,000	383,432
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class C, 5.82%, 11/15/43 (a) (c)	813,000	817,319
Wells Fargo Commercial Mortgage Trust, Series 2018-AUS, Class A, 4.19%, 7/17/36 (a) (c)	250,000	270,637
Total Collateralized Mortgage Obligations (Cost $11,082,218)		11,166,804
Corporate Bonds (48.8%)
Communication Services (2.6%):
AT&T, Inc., 4.35%, 3/1/29, Callable 12/1/28 @ 100	1,500,000	1,747,470
British Telecommunications PLC, 3.25%, 11/8/29, Callable 8/8/29 @ 100 (a)	1,000,000	1,088,670
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50%, 2/1/24, Callable 1/1/24 @ 100	500,000	553,110
3.75%, 2/15/28, Callable 11/15/27 @ 100	500,000	545,090
Comcast Corp., 3.55%, 5/1/28, Callable 2/1/28 @ 100	750,000	859,163
CSC Holdings LLC, 6.63%, 10/15/25, Callable 10/15/20 @ 103.31 (a)	500,000	519,375
Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	1,000,000	1,201,040
Meredith Corp., 6.88%, 2/1/26, Callable 2/1/21 @ 103.44	500,000	417,880
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 4.74%, 9/20/29 (a)	500,000	541,505
The Walt Disney Co., 2.20%, 1/13/28	666,000	695,550
T-Mobile USA, Inc. 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	643,000	679,214
3.88%, 4/15/30, Callable 1/15/30 @ 100 (a)	1,039,000	1,156,459
Verizon Communications, Inc., 3.15%, 3/22/30, Callable 12/22/29 @ 100	200,000	225,284
ViacomCBS, Inc., 3.38%, 2/15/28, Callable 11/15/27 @ 100	1,000,000	1,063,940
Vodafone Group PLC, 5.00%, 5/30/38	500,000	627,215
		11,920,965
Consumer Discretionary (2.2%):
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	600,000	651,384
AutoZone, Inc., 3.75%, 6/1/27, Callable 3/1/27 @ 100	500,000	560,830
Daimler Finance North America LLC 3.70%, 5/4/23 (a)	1,000,000	1,060,340
3.45%, 1/6/27 (a) (d)	1,000,000	1,057,800
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100	500,000	539,965
eBay, Inc., 1.90%, 3/11/25, Callable 2/11/25 @ 100	1,500,000	1,548,525
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100	750,000	873,705
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	600,000	633,228
Murphy Oil USA, Inc., 4.75%, 9/15/29, Callable 9/15/24 @ 102.38	1,000,000	1,022,050
Newell Brands, Inc., 4.20%, 4/1/26, Callable 1/1/26 @ 100	500,000	524,400
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	500,000	589,970

See notes to financial statements.

22

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	$500,000	$533,105
Volkswagen Group of America Finance LLC, 3.20%, 9/26/26, Callable 7/26/26 @ 100 (a)	1,000,000	1,068,890
		10,664,192
Consumer Staples (4.1%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	667,000	686,670
Altria Group, Inc., 3.40%, 5/6/30, Callable 2/6/30 @ 100	435,000	468,212
Anheuser-Busch InBev Worldwide, Inc. 3.65%, 2/1/26, Callable 11/1/25 @ 100	1,000,000	1,121,120
4.38%, 4/15/38, Callable 10/15/37 @ 100	500,000	566,605
5.45%, 1/23/39, Callable 7/23/38 @ 100	1,000,000	1,262,400
Bacardi Ltd. 4.45%, 5/15/25, Callable 3/15/25 @ 100 (a)	1,500,000	1,650,795
2.75%, 7/15/26, Callable 4/15/26 @ 100 (a) (d)	500,000	509,390
BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	250,000	272,678
Becle SAB de CV, 3.75%, 5/13/25 (a)	1,000,000	1,051,320
Bunge Ltd. Finance Corp. 4.35%, 3/15/24, Callable 2/15/24 @ 100	500,000	546,060
3.25%, 8/15/26, Callable 5/15/26 @ 100	502,000	521,764
Constellation Brands, Inc., 3.50%, 5/9/27, Callable 2/9/27 @ 100	750,000	830,565
General Mills, Inc., 4.55%, 4/17/38, Callable 10/17/37 @ 100	1,000,000	1,251,879
Imperial Brands Finance PLC, 3.88%, 7/26/29, Callable 4/26/29 @ 100 (a)	1,000,000	1,058,570
Kraft Heinz Foods Co., 3.75%, 4/1/30, Callable 1/1/30 @ 100 (a)	1,000,000	1,032,700
Mars, Inc., 3.88%, 4/1/39, Callable 10/1/38 @ 100 (a)	1,000,000	1,202,480
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	375,000	393,983
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	375,000	404,599
PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100	2,000,000	2,229,300
Smithfield Foods, Inc., 5.20%, 4/1/29, Callable 1/1/29 @ 100 (a)	500,000	541,340
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	391,000	491,342
The Kroger Co., 3.50%, 2/1/26, Callable 11/1/25 @ 100	500,000	565,505
		18,659,277
Energy (6.3%):
Aker BP ASA 6.00%, 7/1/22, Callable 8/6/20 @ 101.5 (a)	250,000	255,320
5.88%, 3/31/25, Callable 3/31/21 @ 102.94 (a)	500,000	508,050
Boardwalk Pipelines LP 4.45%, 7/15/27, Callable 4/15/27 @ 100	1,500,000	1,566,885
4.80%, 5/3/29, Callable 2/3/29 @ 100	500,000	526,215
Buckeye Partners LP, 4.13%, 12/1/27, Callable 9/1/27 @ 100	2,500,000	2,410,399
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	1,091,000	1,200,907
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.30%, 5/1/23, Callable 4/1/23 @ 100 (a)	250,000	260,998
3.70%, 6/1/28, Callable 3/1/28 @ 100 (a)	250,000	265,140
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100	109,000	104,332
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	1,000,000	870,460
Energy Transfer Operating LP 3.75%, 5/15/30, Callable 2/15/30 @ 100	1,000,000	993,470
3.70% (LIBOR03M+302bps), 11/1/66, Callable 8/6/20 @ 100 (b)	500,000	272,315

See notes to financial statements.

23

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
EnLink Midstream Partners LP, 4.85%, 7/15/26, Callable 4/15/26 @ 100	$500,000	$370,730
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	1,000,000	1,042,630
EOG Resources, Inc., 4.38%, 4/15/30, Callable 1/15/30 @ 100	231,000	275,373
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100	500,000	503,810
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	514,000	529,214
Exxon Mobil Corp., 2.61%, 10/15/30, Callable 7/15/30 @ 100	1,500,000	1,607,205
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	750,000	765,135
Marathon Petroleum Corp., 4.70%, 5/1/25, Callable 4/1/25 @ 100	469,000	525,036
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	500,000	538,165
MPLX LP 4.25%, 12/1/27, Callable 9/1/27 @ 100	500,000	543,960
4.00%, 3/15/28, Callable 12/15/27 @ 100	750,000	792,795
4.80%, 2/15/29, Callable 11/15/28 @ 100	250,000	278,078
Murphy Oil Corp., 5.75%, 8/15/25, Callable 8/15/20 @ 104.31	500,000	449,745
Newfield Exploration Co., 5.38%, 1/1/26, Callable 10/1/25 @ 100	500,000	468,225
NuStar Logistics LP, 6.00%, 6/1/26, Callable 3/1/26 @ 100	500,000	480,730
Occidental Petroleum Corp. 3.50%, 8/15/29, Callable 5/15/29 @ 100	1,000,000	731,870
4.40%, 8/15/49, Callable 2/15/49 @ 100	500,000	345,145
ONEOK, Inc. 4.55%, 7/15/28, Callable 4/15/28 @ 100	500,000	524,420
4.35%, 3/15/29, Callable 12/15/28 @ 100	500,000	523,795
Petroleos Mexicanos, 6.50%, 3/13/27	2,000,000	1,819,639
Petronas Capital Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100 (a)	50,000	55,390
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29, Callable 9/15/29 @ 100	1,000,000	970,310
Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100 (a)	2,000,000	1,863,500
Sabal Trail Transmission LLC, 4.25%, 5/1/28, Callable 2/1/28 @ 100 (a)	1,000,000	1,116,490
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100 (a)	187,000	207,390
Southwestern Energy Co., 7.75%, 10/1/27, Callable 10/1/22 @ 103.88	500,000	437,180
Transocean Guardian Ltd., 5.88%, 1/15/24, Callable 7/15/21 @ 102.94 (a)	417,500	362,695
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	421,000	400,430
Whiting Petroleum Corp., 6.63%, 1/15/26, Callable 10/15/25 @ 100 (e)	500,000	89,090
		27,852,666
Financials (15.5%):
ABN AMRO Bank NV, 4.80%, 4/18/26 (a)	500,000	559,010
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	1,250,000	1,357,262
American Equity Investment Life Holding Co., 5.00%, 6/15/27, Callable 3/15/27 @ 100	500,000	539,485
Ares Capital Corp., 4.25%, 3/1/25, Callable 1/1/25 @ 100	500,000	506,875
Athene Global Funding, 2.80%, 5/26/23 (a)	1,000,000	1,020,010
AXA Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	1,000,000	1,123,530
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	357,000	390,751
Banco Santander SA, 4.38%, 4/12/28	600,000	671,424
Bank of America Corp., 3.71% (LIBOR03M+151bps), 4/24/28, Callable 4/24/27 @ 100 (b)	1,000,000	1,130,979

See notes to financial statements.

24

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Bank of Montreal, 3.80% (USSW5+143bps), 12/15/32, Callable 12/15/27 @ 100 (b)	$500,000	$534,860
Barclays PLC 4.61% (LIBOR03M+140bps), 2/15/23, Callable 2/15/22 @ 100 (b)	1,000,000	1,052,740
3.93% (LIBOR03M+161bps), 5/7/25, Callable 5/7/24 @ 100 (b)	500,000	539,855
BB&T Corp., 4.25%, 9/30/24	750,000	837,720
BMW US Capital LLC, 3.75%, 4/12/28, Callable 1/12/28 @ 100 (a)	1,000,000	1,110,820
BNP Paribas SA, 4.70% (LIBOR03M+224bps), 1/10/25, Callable 1/10/24 @ 100 (a) (b)	1,000,000	1,106,600
BPCE SA 4.00%, 9/12/23 (a)	500,000	539,100
3.25%, 1/11/28 (a)	1,000,000	1,090,330
Capital One Financial Corp., 3.75%, 7/28/26, Callable 6/28/26 @ 100	1,000,000	1,097,530
CEMEX Finance LLC, 6.00%, 4/1/24, Callable 8/6/20 @ 102 (a) (d)	250,000	247,840
CIT Group, Inc., 5.25%, 3/7/25, Callable 12/7/24 @ 100	500,000	518,700
Citigroup, Inc., 4.13%, 7/25/28	1,000,000	1,130,730
Citizens Financial Group, Inc., 2.50%, 2/6/30, Callable 11/6/29 @ 100	2,000,000	2,024,159
CNO Financial Group, Inc., 5.25%, 5/30/29, Callable 2/28/29 @ 100	500,000	537,025
Co-operatieve Rabobank UA, 4.00% (USSW5+189bps), 4/10/29, MTN, Callable 4/10/24 @ 100 (b)	600,000	632,430
Credit Acceptance Corp., 6.63%, 3/15/26, Callable 3/15/22 @ 103.31	500,000	505,370
Credit Agricole SA, 3.25%, 10/4/24 (a)	1,250,000	1,342,813
Credit Suisse Group Funding Guernsey Ltd., 3.75%, 3/26/25	500,000	548,950
Diageo Capital PLC, 2.13%, 4/29/32, Callable 1/29/32 @ 100	500,000	518,255
Fairfax Financial Holdings Ltd., 4.85%, 4/17/28, Callable 1/17/28 @ 100	500,000	529,825
Fifth Third Bancorp, 3.95%, 3/14/28, Callable 2/14/28 @ 100	500,000	583,435
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	500,000	525,240
Ford Motor Credit Co. LLC 4.54%, 8/1/26, Callable 6/1/26 @ 100	1,400,000	1,332,170
5.11%, 5/3/29, Callable 2/3/29 @ 100	500,000	488,015
FS KKR Capital Corp., 4.63%, 7/15/24, Callable 6/15/24 @ 100	1,000,000	996,670
Glencore Funding LLC 4.00%, 3/27/27, Callable 12/27/26 @ 100 (a)	500,000	534,575
4.88%, 3/12/29, Callable 12/12/28 @ 100 (a)	750,000	841,553
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	1,714,000	1,567,522
HSBC Holdings PLC 3.80% (LIBOR03M+121bps), 3/11/25, Callable 3/11/24 @ 100 (b)	500,000	539,895
2.91% (LIBOR03M+135bps), 9/12/26, Callable 9/12/25 @ 100 (b)	500,000	557,495
Hyundai Capital America 3.40%, 6/20/24 (a)	500,000	516,360
3.50%, 11/2/26, Callable 9/2/26 @ 100 (a)	1,000,000	1,022,720
ILFC E-Capital Trust I, 3.02%, 12/21/65, Callable 8/6/20 @ 100 (a) (e)	500,000	244,930
JPMorgan Chase & Co., 2.52% (SOFR+204bps), 4/22/31, Callable 4/22/30 @ 100 (b)	750,000	792,278
KeyBank NA 3.40%, 5/20/26, MTN	500,000	551,310
3.90%, 4/13/29	1,000,000	1,091,230
KeyCorp, 2.25%, 4/6/27, MTN	500,000	523,355
KKR Group Finance Co. LLC, 3.75%, 7/1/29, Callable 4/1/29 @ 100 (a)	500,000	573,610
Lincoln National Corp., 3.80%, 3/1/28, Callable 12/1/27 @ 100	500,000	554,265

See notes to financial statements.

25

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Lloyds Banking Group PLC 2.91% (LIBOR03M+81bps), 11/7/23, Callable 11/7/22 @ 100 (b)	$250,000	$259,775
3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	250,000	272,168
Main Street Capital Corp. 4.50%, 12/1/22	500,000	501,625
5.20%, 5/1/24	500,000	512,725
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	1,000,000	1,054,180
National Australia Bank Ltd., 3.93%(H15T5Y+188bps), 8/2/34, Callable 8/2/29 @ 100 (a) (b)	1,500,000	1,632,555
Nationwide Building Society 3.62% (LIBOR03M+118bps), 4/26/23, Callable 4/26/22 @ 100 (a) (b)	1,000,000	1,039,969
4.36% (LIBOR03M+139bps), 8/1/24, Callable 8/1/23 @ 100 (a) (b)	750,000	811,410
4.30% (LIBOR03M+145bps), 3/8/29, Callable 3/8/28 @ 100 (a) (b)	250,000	283,413
3.96% (LIBOR03M+186bps), 7/18/30, Callable 7/18/29 @ 100 (a) (b)	500,000	560,060
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	250,000	244,255
Old Republic International Corp., 3.88%, 8/26/26, Callable 7/26/26 @ 100	500,000	534,550
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	1,000,000	1,118,250
PPL Capital Funding, Inc., 4.13%, 4/15/30, Callable 1/15/30 @ 100	1,000,000	1,139,770
Prudential Financial, Inc., 4.35%, 2/25/50, Callable 8/25/49 @ 100	500,000	597,760
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	750,000	785,003
Royal Bank of Canada, 1.60%, 4/17/23, MTN	1,500,000	1,537,244
Royal Bank of Scotland Group PLC 6.13%, 12/15/22	500,000	545,260
4.27% (LIBOR03M+176bps), 3/22/25, Callable 3/22/24 @ 100 (b)	1,000,000	1,086,370
5.08% (LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (b)	500,000	601,050
4.44% (LIBOR03M+187bps), 5/8/30, Callable 5/8/29 @ 100 (b)	1,000,000	1,158,859
Santander Holdings USA, Inc. 4.45%, 12/3/21, Callable 11/3/21 @ 100	250,000	259,840
3.40%, 1/18/23, Callable 12/18/22 @ 100	250,000	260,593
4.40%, 7/13/27, Callable 4/14/27 @ 100	750,000	812,055
Societe Generale SA, 3.88%, 3/28/24 (a)	1,000,000	1,067,590
Standard Chartered PLC, 4.87% (USISDA05+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b)	500,000	541,540
Starwood Property Trust, Inc., 3.63%, 2/1/21, Callable 11/1/20 @ 100	1,000,000	984,680
State Street Corp., 2.90% (SOFR+260bps), 3/30/26, Callable 3/30/25 @ 100 (a) (b)	300,000	325,032
Synchrony Financial 4.50%, 7/23/25, Callable 4/23/25 @ 100	500,000	530,920
3.95%, 12/1/27, Callable 9/1/27 @ 100	500,000	519,010
5.15%, 3/19/29, Callable 12/19/28 @ 100	500,000	560,660
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	500,000	488,725
TCF National Bank, 4.13% (LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (b)	1,000,000	977,710
Texas Capital Bank NA, 5.25%, 1/31/26	250,000	270,280
The Goldman Sachs Group, Inc., 1.11% (LIBOR03M+75bps), 2/23/23 (b)	500,000	497,430
The PNC Financial Services Group, Inc., 2.55%, 1/22/30, Callable 10/24/29 @ 100	1,500,000	1,615,364
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100	400,000	454,188

See notes to financial statements.

26

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Torchmark Corp., 4.55%, 9/15/28, Callable 6/15/28 @ 100	$500,000	$577,150
Toyota Motor Credit Corp., 3.38%, 4/1/30, MTN	536,000	616,068
Truist Bank, 2.25%, 3/11/30, Callable 12/11/29 @ 100	1,050,000	1,061,823
Wells Fargo & Co. 2.19% (SOFR+200bps), 4/30/26, Callable 4/30/25 @ 100 (b)	750,000	775,523
3.00%, 10/23/26	1,000,000	1,092,440
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	1,000,000	978,200
		69,124,678
Health Care (2.4%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (a)	1,000,000	1,097,690
Anthem, Inc., 2.88%, 9/15/29, Callable 6/15/29 @ 100	323,000	350,904
Biogen, Inc., 2.25%, 5/1/30, Callable 2/1/30 @ 100	500,000	505,480
Boston Medical Center Corp., 3.91%, 7/1/28	500,000	554,950
Bristol-Myers Squibb Co., 3.90%, 2/20/28, Callable 11/20/27 @ 100 (a)	500,000	587,450
CVS Health Corp. 4.30%, 3/25/28, Callable 12/25/27 @ 100	500,000	583,520
3.25%, 8/15/29, Callable 5/15/29 @ 100	500,000	551,660
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	750,000	787,935
Duke University Health System, Inc., 2.60%, 6/1/30	500,000	538,130
Eastern Maine Healthcare Systems, 3.71%, 7/1/26	465,000	476,843
HCA, Inc., 4.50%, 2/15/27, Callable 8/15/26 @ 100	500,000	556,785
Mercy Health, 4.30%, 7/1/28	250,000	282,260
Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	500,000	558,605
Orlando Health Obligated Group, 3.78%, 10/1/28, Callable 7/1/28 @ 100	500,000	552,585
Premier Health Partners, 2.91%, 11/15/26, Callable 5/15/26 @ 100	750,000	735,315
Quest Diagnostics, Inc., 3.45%, 6/1/26, Callable 3/1/26 @ 100	1,250,000	1,402,287
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	500,000	497,590
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (a)	250,000	257,883
		10,877,872
Industrials (6.3%):
Air Canada Pass Through Trust, 5.38%, 11/15/22 (a)	158,952	143,853
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	500,000	479,765
American Airlines Pass Through Trust 3.70%, 4/1/28	350,786	288,069
3.85%, 8/15/29	486,737	338,545
3.60%, 4/15/31	445,877	360,354
Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5 (a)	500,000	474,915
Arconic, Inc. 5.13%, 10/1/24, Callable 7/1/24 @ 100	250,000	258,668
5.90%, 2/1/27	250,000	266,768
Ashtead Capital, Inc., 4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	1,179,000	1,179,495
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	750,000	817,245
British Airways Pass Through Trust 3.35%, 12/15/30 (a)	497,926	411,452
3.80%, 3/20/33 (a)	677,718	643,609
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	2,000,000	2,057,980
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100 (a)	1,000,000	973,540
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	500,000	543,580

See notes to financial statements.

27

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
CK Hutchison International Ltd. 3.50%, 4/5/27 (a)	$750,000	$817,020
2.75%, 9/6/29, Callable 6/6/29 @ 100 (a)	1,500,000	1,567,845
FedEx Corp., 3.90%, 2/1/35	1,250,000	1,350,350
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	450,000	458,109
Flowserve Corp., 4.00%, 11/15/23, Callable 8/15/23 @ 100	250,000	255,170
GATX Corp., 4.00%, 6/30/30, Callable 3/30/30 @ 100	577,000	613,351
Georgia-Pacific LLC, 2.10%, 4/30/27, Callable 2/28/27 @ 100 (a)	500,000	517,315
Hawaiian Airlines Pass Through Certificates 4.95%, 7/15/23	615,008	554,313
3.90%, 7/15/27	111,723	95,253
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	568,000	583,285
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	1,000,000	1,029,040
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	1,000,000	1,054,010
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	500,000	522,465
Ingersoll-Rand Global Holding Co. Ltd., 3.75%, 8/21/28, Callable 5/21/28 @ 100	500,000	557,720
JetBlue Pass Through Trust, 2.95%, 11/15/29	241,025	209,974
Latam Airlines Pass Through Trust, 4.20%, 8/15/29	765,170	647,464
Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	500,000	557,735
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100 (a)	1,000,000	1,027,080
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.95%, 3/10/25, Callable 1/10/25 @ 100 (a)	500,000	541,605
4.45%, 1/29/26, Callable 11/29/25 @ 100 (a)	1,000,000	1,097,350
Rolls-Royce PLC, 3.63%, 10/14/25, Callable 7/14/25 @ 100 (a)	275,000	265,642
Ryder System, Inc., 3.40%, 3/1/23, MTN, Callable 2/1/23 @ 100	1,000,000	1,049,700
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	800,000	826,703
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	1,000,000	1,131,069
Union Pacific Corp., 4.30%, 3/1/49, Callable 9/1/48 @ 100	500,000	638,290
United Airlines Pass Through Trust, 3.70%, 9/1/31	466,513	380,908
Wabtec Corp. 3.45%, 11/15/26, Callable 8/15/26 @ 100	750,000	774,435
4.95%, 9/15/28, Callable 6/15/28 @ 100	560,000	623,991
		28,985,030
Information Technology (1.4%):
Amphenol Corp., 4.35%, 6/1/29, Callable 3/1/29 @ 100	500,000	592,670
Analog Devices, Inc., 2.95%, 4/1/25, Callable 3/1/25 @ 100	250,000	270,465
Broadcom, Inc., 4.30%, 11/15/32, Callable 8/15/32 @ 100 (a)	750,000	827,888
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	500,000	561,355
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	743,000	764,391
Micron Technology, Inc., 4.66%, 2/15/30, Callable 11/15/29 @ 100	1,000,000	1,163,170
Motorola Solutions, Inc., 4.60%, 2/23/28, Callable 11/23/27 @ 100	750,000	850,298
Salesforce.com, Inc., 3.70%, 4/11/28, Callable 1/11/28 @ 100	1,000,000	1,164,840
		6,195,077
Materials (3.5%):
Anglo American Capital PLC, 4.00%, 9/11/27 (a)	1,000,000	1,075,150
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	800,000	818,496
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	1,000,000	918,760
CCL Industries, Inc., 3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	750,000	765,023
See notes to financial statements.

28

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	$375,000	$407,820
Crown Americas LLC/Crown Americas Capital Corp., 4.25%, 9/30/26, Callable 3/31/26 @ 100	500,000	512,625
DuPont de Nemours, Inc., 4.73%, 11/15/28, Callable 8/15/28 @ 100	500,000	601,560
Ecolab, Inc., 4.80%, 3/24/30, Callable 12/24/29 @ 100	143,000	181,155
Industrias Penoles SAB de CV, 4.15%, 9/12/29, Callable 6/12/29 @ 100 (a)	500,000	521,710
International Paper Co., 3.00%, 2/15/27, Callable 11/15/26 @ 100 (d)	750,000	808,223
Kinross Gold Corp., 5.95%, 3/15/24, Callable 12/15/23 @ 100	500,000	562,780
LafargeHolcim Finance US LLC, 3.50%, 9/22/26, Callable 6/22/26 @ 100 (a)	1,000,000	1,058,670
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	750,000	801,975
Martin Marietta Materials, Inc., 3.50%, 12/15/27, Callable 9/15/27 @ 100	625,000	687,613
Nutrien Ltd., 4.20%, 4/1/29, Callable 1/1/29 @ 100	1,000,000	1,154,890
Packaging Corp. of America, 3.40%, 12/15/27, Callable 9/15/27 @ 100	500,000	550,235
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	500,000	535,095
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	686,000	718,317
The Mosaic Co., 4.05%, 11/15/27, Callable 8/15/27 @ 100	1,000,000	1,059,610
Vulcan Materials Co. 3.90%, 4/1/27, Callable 1/1/27 @ 100	500,000	548,195
3.50%, 6/1/30, Callable 3/1/30 @ 100	1,000,000	1,088,330
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100	365,000	379,965
		15,756,197
Real Estate (1.3%):
AvalonBay Communities, Inc., 3.20%, 1/15/28, MTN, Callable 10/15/27 @ 100	750,000	832,560
Boston Properties LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	437,000	471,379
EPR Properties, 4.95%, 4/15/28, Callable 1/15/28 @ 100	500,000	477,325
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	1,500,000	1,587,195
Hospitality Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	500,000	438,925
Hudson Pacific Properties LP 3.95%, 11/1/27, Callable 8/1/27 @ 100	500,000	518,170
4.65%, 4/1/29, Callable 1/1/29 @ 100	500,000	539,550
STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	500,000	517,025
Vornado Realty LP, 3.50%, 1/15/25, Callable 11/15/24 @ 100	500,000	494,150
		5,876,279
Utilities (3.2%):
AEP Texas, Inc., 3.45%, 1/15/50, Callable 7/15/49 @ 100	1,500,000	1,617,210
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	250,000	280,515
American Water Capital Corp., 2.95%, 9/1/27, Callable 6/1/27 @ 100	1,000,000	1,104,120
Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/11/29 @ 100 (a)	1,000,000	1,036,240
Comision Federal de Electricidad, 4.88%, 5/26/21 (a)	750,000	763,118
Dominion Energy, Inc., 3.07%, 8/15/24 (f)	1,000,000	1,074,850
DTE Electric Co., 2.25%, 3/1/30, Callable 12/1/29 @ 100	2,000,000	2,106,099
Entergy Louisiana LLC, 4.00%, 3/15/33, Callable 12/15/32 @ 100	1,000,000	1,229,650
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	750,000	809,010
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100 (a)	525,000	571,106
ITC Holdings Corp., 2.95%, 5/14/30, Callable 2/14/30 @ 100 (a)	750,000	799,680
National Fuel Gas Co., 4.75%, 9/1/28, Callable 6/1/28 @ 100	1,000,000	1,011,130
The Cleveland Electric Illuminating Co., 4.55%, 11/15/30, Callable 8/15/30 @ 100 (a)	500,000	608,140

See notes to financial statements.

29

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
The Narragansett Electric Co., 3.40%, 4/9/30, Callable 1/9/30 @ 100 (a)	$500,000	$562,560
Vistra Operations Co. LLC, 4.30%, 7/15/29, Callable 4/15/29 @ 100 (a)	500,000	526,685
		14,100,113
Total Corporate Bonds (Cost $208,032,717)		220,012,346
Municipal Bonds (2.1%)
California (0.1%):
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.13%, 8/1/28, Continuously Callable @100	500,000	548,010
Connecticut (0.1%):
State of Connecticut, GO, Series A, 3.43%, 4/15/28	500,000	558,285
Florida (0.2%):
Hillsborough County School Board Certificate of Participation, Series B, 1.92%, 7/1/25	750,000	764,460
Illinois (0.1%):
Illinois Finance Authority Revenue, 3.55%, 8/15/29	500,000	537,745
Kentucky (0.1%):
Kentucky Economic Development Finance Authority Revenue, 3.82%, 12/1/27	500,000	531,860
Michigan (0.5%):
Michigan Finance Authority Revenue 2.47%, 12/1/25	1,000,000	1,035,610
3.08%, 12/1/34	1,000,000	1,080,890
		2,116,500
New Jersey (0.3%):
New Jersey Economic Development Authority Revenue, Series NNN, 3.47%, 6/15/27	1,000,000	980,500
New Jersey Transportation Trust Fund Authority Revenue, 4.08%, 6/15/39	385,000	365,569
		1,346,069
Oklahoma (0.1%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	500,000	586,155
Pennsylvania (0.5%):
Commonwealth Financing Authority Revenue, Series A, 3.63%, 6/1/29	500,000	559,770
State Public School Building Authority Revenue, 3.15%, 4/1/30	1,290,000	1,292,683
		1,852,453
Texas (0.1%):
Ector County Hospital District Revenue, Build America Bond, 6.80%, 9/15/25, Continuously Callable @100	500,000	502,385
Total Municipal Bonds (Cost $8,921,697)		9,343,922

See notes to financial statements.

30

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (12.4%)
Federal Home Loan Mortgage Corp. Series K028, Class A2, 3.11%, 2/25/23	$1,000,000	$1,057,320
Series K059, Class A2, 3.12%, 9/25/26 (c)	1,000,000	1,120,772
Series KIR3, Class A2, 3.28%, 8/25/27	1,500,000	1,720,321
Series K069, Class A2, 3.19%, 9/25/27 (c)	86,000	98,078
Series K071, Class A2, 3.29%, 11/25/27	500,000	573,306
Series K075, Class A2, 3.65%, 2/25/28 (c)	500,000	588,346
Series K087, Class A2, 3.77%, 12/25/28	500,000	598,321
Series K091, Class A2, 3.51%, 3/25/29	1,250,000	1,477,180
Series 4818, Class VD, 4.00%, 6/15/29 – 5/1/46	4,414,911	4,672,396
Series K095, Class A2, 2.79%, 6/25/29	1,000,000	1,131,952
Series K097, Class A2, 2.51%, 7/25/29	2,000,000	2,226,430
Series K096, Class A2, 2.52%, 7/25/29	1,000,000	1,112,576
Series KG02, Class A2, 2.41%, 8/25/29	909,000	999,136
Series K100, Class A2, 2.67%, 9/25/29	545,000	614,007
Series K159, Class A2, 3.95%, 11/25/30 (c)	500,000	613,524
3.00%, 3/1/31 – 2/1/33	592,785	625,388
3.50%, 5/1/33 – 11/1/47	3,897,648	4,124,921
Series K-1510, Class A3, 3.79%, 1/25/34	1,000,000	1,226,555
Series K-1512, Class A3, 3.06%, 4/25/34	1,000,000	1,157,389
4.50%, 12/1/45	168,178	187,822
		25,925,740
Federal National Mortgage Association Series M4, Class A2, 3.05%, 3/25/28 (c)	500,000	565,885
Series 2019-M1, Class A2, 3.55%, 9/25/28 (c)	750,000	883,590
Series 2019-M12, Class A2, 2.89%, 5/25/29 (c)	1,000,000	1,128,675
2.50%, 11/1/34	881,898	923,110
4.00%, 12/1/41 – 2/1/50	14,229,085	15,085,053
3.50%, 9/1/45 – 2/1/50	8,811,824	9,321,620
4.50%, 8/1/47	37,832	40,981
3.00%, 2/1/50	1,919,629	2,021,121
		29,970,035
Total U.S. Government Agency Mortgages (Cost $53,128,783)		55,895,775
U.S. Treasury Obligations (24.4%)
U.S. Treasury Bills 0.16%, 10/22/20 (h)	4,000,000	3,997,991
0.15%, 12/3/20 (h)	4,000,000	3,997,434
U.S. Treasury Bonds 4.38%, 2/15/38	750,000	1,165,664
3.50%, 2/15/39	2,770,000	3,918,684
4.38%, 11/15/39	1,000,000	1,572,344
3.13%, 11/15/41	1,000,000	1,353,750
2.75%, 8/15/47	500,000	653,281
2.75%, 11/15/47	500,000	654,063
3.00%, 2/15/48	3,500,000	4,791,172
3.38%, 11/15/48	2,012,000	2,956,068
2.88%, 5/15/49	3,000,000	4,058,438

See notes to financial statements.

31

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares or Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds, 0.88%, 1/15/29	$507,810	$579,261
U.S. Treasury Notes 2.75%, 11/30/20	250,000	252,666
2.25%, 2/15/21	195,000	197,529
2.38%, 3/15/21	2,000,000	2,031,016
2.38%, 4/15/21	3,850,000	3,916,924
1.63%, 6/30/21	1,000,000	1,014,453
1.75%, 7/31/21	10,000,000	10,169,921
2.75%, 8/15/21	1,700,000	1,749,141
2.88%, 11/15/21	3,630,000	3,764,282
2.50%, 1/15/22	712,000	737,504
1.88%, 1/31/22	1,000,000	1,026,914
1.50%, 1/31/22	7,000,000	7,147,108
2.50%, 2/15/22	2,000,000	2,075,391
1.88%, 2/28/22	1,700,000	1,748,145
2.25%, 4/15/22	2,000,000	2,074,375
1.50%, 8/15/22	1,000,000	1,028,359
2.00%, 10/31/22	400,000	417,063
2.00%, 4/30/24	24,550,000	26,216,714
2.75%, 2/28/25	850,000	947,484
3.00%, 9/30/25	300,000	341,766
1.50%, 8/15/26	2,000,000	2,130,938
2.00%, 11/15/26	2,700,000	2,964,516
2.25%, 8/15/27	1,000,000	1,122,969
2.25%, 11/15/27	1,700,000	1,914,359
2.75%, 2/15/28	2,000,000	2,333,125
2.88%, 8/15/28	630,000	746,156
3.13%, 11/15/28	1,000,000	1,209,063
2.63%, 2/15/29	1,000,000	1,171,875
Total U.S. Treasury Obligations (Cost $99,951,291)		110,147,906
Commercial Papers (0.9%)
CenterPoint Energy, Inc., 0.22%, 7/1/20 (g)	4,000,000	3,999,976
Total Commercial Papers (Cost $4,000,000)		3,999,976
Collateral for Securities Loaned^ (0.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (h)	5,142	5,142
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (h)	155,631	155,631
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (h)	35,758	35,758
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (h)	20,462	20,462
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (h)	92,001	92,001
Total Collateral for Securities Loaned (Cost $308,994)		308,994
Total Investments (Cost $416,831,435) — 98.2%		442,608,721
Other assets in excess of liabilities — 1.8%		8,180,726
NET ASSETS — 100.00%		$450,789,447

See notes to financial statements.

32

Victory Portfolios II VictoryShares USAA Core Intermediate-Term Bond ETF	Schedule of Portfolio Investments — continued June 30, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $92,507,956 and amounted to 20.5% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2020.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2020.

(d)  All or a portion of this security is on loan.

(e)  Defaulted security.

(f)  Stepped-coupon security converts to coupon form on 08/15/24 with a rate of 3.071%.

(g)  Rate represents the effective yield at June 30, 2020.

(h)  Rate disclosed is the daily yield on June 30, 2020.

bps — Basis points

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate, rate disclosed as of June 30, 2020.

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of June 30, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USISDA05 — 5 year USD ICE Swap

USSW5 — USD 5 Year Swap Rate, rate disclosed as of June 30, 2020.

See notes to financial statements.

33

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares USAA Core Short-Term Bond ETF		VictoryShares USAA Core Intermediate-Term Bond ETF
ASSETS:
Investments, at value (Cost $104,134,621 and $416,831,435)	$105,455,236	(a)	$442,608,721	(b)
Cash and cash equivalents	953,691		5,546,701
Deposits with brokers for futures contracts	—		40,048
Receivables:
Interest and dividends	777,185		3,078,143
Investments sold	3,124		—
From Adviser	6,747		—
Prepaid expenses	308		1,241
Total Assets	107,196,291		451,274,854
LIABILITIES:
Payables:
Collateral received on loaned securities	2,135,796		308,994
Accrued expenses and other payables:
Investment advisory fees	21,443		110,115
Administration fees	1,659		7,066
Custodian fees	8,653		4,610
Compliance fees	78		335
Trustees' fees	—	(c)	406
Other accrued expenses	28,344		53,881
Total Liabilities	2,195,973		485,407
NET ASSETS:
Capital	102,565,247		422,951,065
Total distributable earnings/(loss)	2,435,071		27,838,382
Net Assets	$105,000,318		$450,789,447
Shares Outstanding (unlimited shares authorized, no par value):	2,050,000		8,400,000
Net asset value:	$51.22		$53.67

(a)  Includes $2,068,896 of securities on loan.

(b)  Includes $298,779 of securities on loan.

(c)  Rounds to less than $1.

See notes to financial statements.

34

Victory Portfolios II	Statements of Operations
	VictoryShares USAA Core Short-Term Bond ETF		VictoryShares USAA Core Intermediate-Term Bond ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	Ten Months Ended June 30, 2020	Year Ended August 31, 2019
Investment Income:
Interest	$2,318,620	$2,199,481	$10,309,389	$7,820,553
Securities lending (net of fees)	3,351	—	3,764	—
Total Income	2,321,971	2,199,481	10,313,153	7,820,553
Expenses:
Management fees	—	142,696	—	489,000
Administration and operating service fees	—	85,618	—	244,500
Investment advisory fees	195,576	34,456	972,891	149,893
Administration fees	47,075	11,308	195,215	32,659
Sub-Administration fees	13,819	—	13,823	—
Custodian fees	18,890	2,059	23,026	4,014
Servicing fees	3,688	683	3,688	683
Trustees' fees	6,450	1,892	23,214	4,986
Chief Compliance Officer fees	—	115	—	288
Compliance fees	609	—	2,619	—
Legal and audit fees	23,253	2,828	52,125	6,317
Line of credit fees	—	—	1,076	—
Other expenses	32,485	2,535	67,686	6,163
Total Expenses	341,845	284,190	1,355,363	938,503
Management fee waiver	—	(28,539)	—	(81,500)
Expenses waived/reimbursed by Adviser	(68,118)	(7,765)	(120,613)	(17,737)
Net Expenses	273,727	247,886	1,234,750	839,266
Net Investment Income (Loss)	2,048,244	1,951,595	9,078,403	6,981,287
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	931,853	10,689	1,312,722	(87,276)
Net realized gains (losses) from futures contracts	—	—	—	(194)
Net change in unrealized appreciation/ depreciation on investment securities	143,422	1,644,842	8,268,340	19,860,520
Net change in unrealized appreciation/ depreciation on futures contracts	—	—	—	1,401
Net realized/unrealized gains on investments	1,075,275	1,655,531	9,581,062	19,774,451
Change in net assets resulting from operations	$3,123,519	$3,607,126	$18,659,465	$26,755,738

See notes to financial statements.

35

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA Core Short-Term Bond ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$2,048,244	$1,951,595	$849
Net realized gains (losses) from investments	931,853	10,689	(55)
Net change in unrealized appreciation/ depreciation on investments	143,422	1,644,842	(468)
Change in net assets resulting from operations	3,123,519	3,607,126	326
Change in net assets resulting from distributions to shareholders	(1,884,117)	(1,927,032)	(811)
Change in net assets resulting from capital transactions	20,187,621	20,020,825	62,357
Change in net assets	21,427,023	21,700,919	61,872
Net Assets:
Beginning of period	83,573,295	61,872,376	—
End of period	$105,000,318	$83,573,295	$61,872
Capital Transactions:
Proceeds from shares issued	$20,187,621	$20,020,825	$62,357 (b)
Cost of shares redeemed	—	—	—
Change in net assets resulting from capital transactions	$20,187,621	$20,020,825	$62,357
Share Transactions:
Issued	400,000	400,000	1,250
Redeemed	—	—	—
Change in Shares	400,000	400,000	1,250

(a)  Commencement of operations. Information is presented in thousands.

(b)  Includes $97 thousand of variable fees incurred.

(continues on next page)

See notes to financial statements.

36

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA Core Intermediate-Term Bond ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$9,078,403	$6,981,287	$2,672
Net realized gains (losses) from investments	1,312,722	(87,470)	(39)
Net change in unrealized appreciation/ depreciation on investments	8,268,340	19,861,921	(2,353)
Change in net assets resulting from operations	18,659,465	26,755,738	280
Change in net assets resulting from distributions to shareholders	(8,484,958)	(6,792,738)	(2,580)
Change in net assets resulting from capital transactions	125,758,776	144,189,678	153,003
Change in net assets	135,933,283	164,152,678	150,703
Net Assets:
Beginning of period	314,856,164	150,703,486	—
End of period	$450,789,447	$314,856,164	$150,703
Capital Transactions:
Proceeds from shares issued	$133,241,270	$144,189,678	$153,003 (b)
Cost of shares redeemed	(7,482,494)	—	—
Change in net assets resulting from capital transactions	$125,758,776	$144,189,678	$153,003
Share Transactions:
Issued	2,550,000	2,900,000	3,100
Redeemed	(150,000)	—	—
Change in Shares	2,400,000	2,900,000	3,100

(a)  Commencement of operations. Information is presented in thousands.

(b)  Includes $190 thousand of variable fees incurred.

See notes to financial statements.

37

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(b)
VictoryShares USAA Core Short-Term Bond ETF
Ten Months Ended 06/30/20(e)	$50.65	1.10	0.48	1.58	(1.01)	(1.01)	$51.22	3.17%
Year Ended 08/31/19	$49.50	1.37	1.13	2.50	(1.35)	(1.35)	$50.65	5.11%
10/24/17(g) through 08/31/18	$50.00	0.93	(0.59)	0.34	(0.84)	(0.84)	$49.50	0.70%
VictoryShares USAA Core Intermediate-Term Bond ETF
Ten Months Ended 06/30/20(e)	$52.48	1.21	1.12	2.33	(1.14)	(1.14)	$53.67	4.52%
Year Ended 08/31/19	$48.61	1.62	3.81	5.43	(1.56)	(1.56)	$52.48	11.37%
10/24/17(g) through 08/31/18	$49.93	1.29	(1.46)	(0.17)	(1.15)	(1.15)	$48.61	(0.33)%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transactions.

(e)  The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019. (See Note 1)

(f)  Portfolio turnover increased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the period.

(g)  Commencement of operations.

(h)  Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.02% higher.

(i)  Portfolio turnover decreased significantly due to changes in the volume and timing of purchases and sales of portfolio holdings during the year.

See notes to financial statements.

38

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Ratios to Average Net Assets				Supplemental Data
	Net Expenses(c)		Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares USAA Core Short-Term Bond ETF
Ten Months Ended 06/30/20(e)	0.35%		2.62%	0.44%	$105,000	72	%(f)
Year Ended 08/31/19	0.35%		2.75%	0.40%	$83,573	30%
10/24/17(g) through 08/31/18	0.35%		2.21%	0.40%	$61,872	22%
VictoryShares USAA Core Intermediate-Term Bond ETF
Ten Months Ended 06/30/20(e)	0.38	%(h)	2.80%	0.42%	$450,789	13%
Year Ended 08/31/19	0.39%		3.27%	0.44%	$314,856	3	%(i)
10/24/17(g) through 08/31/18	0.40%		3.10%	0.45%	$150,703	10%

See notes to financial statements.

39

Victory Portfolios II	Notes to Financial Statements June 30, 2020

1. Organization:

Victory Portfolios II (the "Trust") was organized on April 11, 2012 as a Delaware statutory trust as a successor to the "Compass EMP Funds Trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is currently comprised of 24 funds, 22 of which are exchange-traded funds ("ETFs"), and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

On April 18, 2019, shareholders of the USAA ETF Trust voted to approve the Agreement and Plan of Reorganization, which provided for the Reorganization of the Predecessor Funds into the Funds (the "Reorganizations").

The accompanying financial statements are those of the following two Funds (collectively, the "Funds" and individually, a "Fund"). These Funds have been newly formed for the purposes of completing the Reorganizations with the two corresponding series of USAA ETF Trust, a registered investment company (each such series, a "Predecessor Fund"), as follows:

Predecessor Fund Name	Funds (Legal Name)	Funds (Short Name)
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF	USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF	USAA Core Intermediate-Term Bond ETF

The Funds commenced operation on July 1, 2019, upon the completion of the Reorganizations and each Fund is the accounting successor of its respective Predecessor Fund. The Funds assumed the performance, financial and other historical information of the Predecessor Funds. Information presented for periods prior to the date of these financial statements reflects, where applicable, the historical information of the Predecessor Funds.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser of the Predecessor Funds, announced that AMCO would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in San Antonio, Texas, on July 1, 2019. Effective July 1, 2019, Victory Capital Management Inc.'s internal investment team, Victory Solutions, began managing the Funds' net assets.

Effective September 1, 2019, the Trust's Board of Trustees (the "Board") approved the fiscal year-end change for the Funds from August 31 to June 30. The accompanying financial statements reflect this change in fiscal year-end.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

Shares of the Funds are listed and traded on NYSE Arca, Inc (the "Exchange"). The Funds issue and redeem shares of a Fund ("Shares") at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit"). The Funds issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Fund's Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares of a Fund may only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the distributor. Only Authorized Participants may purchase or redeem the shares directly from a Fund. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a

40

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

requirement to maintain on deposit with the Trust cash equal to up to 105% of fair value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions.

Each Fund may issue an unlimited number of Shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statements of Changes in Net Assets as an increase to Capital.

The Transaction Fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
USAA Core Short-Term Bond ETF	$100	2.00%
USAA Core Intermediate-Term Bond ETF	100	2.00%

*  As a percentage of the amount invested.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Board. Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

41

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of June 30, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
USAA Core Short-Term Bond ETF
Asset-Backed Securities	$—	$12,628,908	$—	$12,628,908
Collateralized Mortgage Obligations	—	5,747,749	—	5,747,749
Corporate Bonds	—	63,829,690	—	63,829,690
Municipal Bonds	—	19,144,729	—	19,144,729
U.S. Treasury Obligations	—	474,829	—	474,829
Commercial Papers	—	1,493,535	—	1,493,535
Collateral for Securities Loaned	2,135,796	—	—	2,135,796
Total	$2,135,796	$103,319,440	$—	$105,455,236
USAA Core Intermediate-Term Bond ETF
Asset-Backed Securities	$—	$31,732,998	$—	$31,732,998
Collateralized Mortgage Obligations	—	11,166,804	—	11,166,804
Corporate Bonds	—	220,012,346	—	220,012,346
Municipal Bonds	—	9,343,922	—	9,343,922
U.S. Government Agency Mortgages	—	55,895,775	—	55,895,775
U.S. Treasury Obligations	—	110,147,906	—	110,147,906
Commercial Papers	—	3,999,976	—	3,999,976
Collateral for Securities Loaned	308,994	—	—	308,994
Total	$308,994	$442,299,727	$—	$442,608,721

For the ten months ended June 30, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statements of Assets and Liabilities and the segregated assets are identified on the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

42

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Mortgage-Related and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invest are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structures of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below investment grade securities.

A Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below Investment Grade Securities:

Certain Funds may invest in below investment grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Collateralized Loan Obligations ("CLOs"):

CLOs are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

43

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Investment Companies:

The Funds may invest in portfolios of open-end investment companies. These investment traded companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with brokers for futures contracts. As of and during the ten months ended June 30, 2020, the Funds held no futures contracts.

During the year ended August 31, 2019, the USAA Core Intermediate-Term Bond ETF entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. The Funds did not hold derivative instruments during the period ended June 30, 2020.

44

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended August 31, 2019.

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure:
USAA Core Intermediate-Term Bond ETF	$(194)	$1,401

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received by the Fund. These amounts, if received, are included in Interest income on the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

45

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 days	>90 Days	Net Amount
USAA Core Short-Term Bond ETF	$2,068,896	$2,068,896	$—	$—	$—	$—
USAA Core Intermediate-Term Bond ETF	298,779	298,779	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table.

Distributions to Shareholders:

Each of the Funds intends to declare and distribute any net investment income monthly. Each of the Funds distribute any net realized long or short-term capital gains at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2020, there are no reclassification adjustments (inclusive of in-kind redemptions as applicable) incurred by the Funds on the Statements of Assets and Liabilities as a result of permanent book-to-tax differences.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable

46

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the ten months ended June 30, 2020, the Funds engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
USAA Core Short-Term Bond ETF	$500,000	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition), purchases and sales of U.S. Government Securities, and purchases and sales of in-kind transactions for the ten months ended June 30, 2020 were as follows. Any realized gains or losses from in-kind redemptions are reflected on the Statements of Operations as Net realized gains (losses) from in-kind redemptions.

	Excluding U.S. Government Securities		Excluding U.S. Government Securities
	Purchases	Sales	Purchases	Sales
USAA Core Short-Term Bond ETF	$76,452,084	$55,410,514	$1,133,696	$5,990,656
USAA Core Intermediate-Term Bond ETF	124,493,978	38,180,713	45,996,782	11,284,917

4. Fees and Transactions with Affiliates and Related Parties:

Investment Adviser and Management Fees:

Effective July 1, 2019, investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below and amount incurred during the period from July 1, 2019 to August 31, 2019, and for the ten months ended June 30, 2020, are reflected as Investment advisory fees on the Statements of Operations. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
USAA Core Short-Term Bond ETF	0.25%
USAA Core Intermediate-Term Bond ETF	0.30%

Prior to July 1, 2019, AMCO had provided investment management services to the Predecessor Funds pursuant to an Advisory Agreement. Under this agreement, which was in effect through June 30, 2019, AMCO was responsible for managing the business and affairs of the Predecessor Funds, and for directly managing day-to-day investment of each Predecessor Fund's assets, subject to the authority of and supervision by the Board of Trustees.

The investment management fees for the Predecessor Funds were comprised of a base fee which was accrued daily and paid monthly at an annualized rate of each Predecessor Fund's average net assets. AMCO had contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through October 15, 2018, and the waiver could not be terminated or reduced without approval of the Funds' Board during that term. Effective

47

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

October 15, 2018, AMCO had contractually agreed to extend the contractual waiver on a portion of each Predecessor Fund's management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through December 31, 2019, which had terminated on July 1, 2019. These management fees waived are not available to be recouped at a future time. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Management fees and Management fee waiver on the Statements of Operations. The annual rate of management fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Flat Rate
USAA Core Short-Term Bond ETF	0.25%
USAA Core Intermediate-Term Bond ETF	0.30%

Administration and Operating Service Fees:

Effective July 1, 2019, VCM serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, USAA Mutual Funds Trust, Victory Variable Insurance Funds and Victory Portfolios (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred during the period from July 1, 2019 to August 31, 2019, and for the ten months ended June 30, 2020, are reflected as Administration fees on the Statements of Operations.

Prior to July 1, 2019, AMCO served as the Predecessor Funds' administrator and State Street Bank and Trust Company served as the Predecessor Funds' sub-administrator, transfer agent and custodian.

Prior to July 1, 2019, AMCO provided certain administration and operating services for the Predecessor Funds and received a fee accrued daily and paid monthly at an annualized rate of the Predecessor Funds' average net assets. AMCO paid all operating expenses of the Predecessor Funds, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Administration and operating service fees on the Statements of Operations. The annual rate of administration and operating service fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Flat Rate
USAA Core Short-Term Bond ETF	0.15%
USAA Core Intermediate-Term Bond ETF	0.15%

Distribution and Service 12b-1 Fees:

Prior to July 1, 2019, the Funds adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Funds may, but did not pay fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Funds available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. For the period September 1, 2018 through June 30, 2019, the Funds did not incur any distribution and service (12b-1) fees.

Effective July 1, 2019, Foreside Fund Services, LLC ("Foreside") serves as the Funds' distributor. Effective July 1, 2019, the Funds adopted a plan pursuant to Rule 12b-1. No fees are currently paid by the Funds under the plan, and there are no current plans to impose such fees.

Other Related-Party Fees:

Effective July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. Amounts paid by the Funds to reimburse VCM for expenses incurred during the ten months ended June 30, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

48

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Citibank acts as the custodian of the Funds' assets pursuant to the Global Custodial Services Agreement (the "Custody Agreement"). Citibank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Pursuant to the Custody Agreement, Citibank also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Citibank may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Effective July 1, 2019, Citibank also serves as the Funds' Transfer Agent.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. Effective July 1, 2019, the Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented on the Statements of Operations.

Sidley Austin LLP provides legal services to the Trust.

Effective, July 1, 2019, the Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain Funds in any fiscal year exceed the expense limit for such Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. Expense limits in effect are as follows:

In Effect July 1, 2019 Until June 30, 2021
USAA Core Short-Term Bond ETF	0.35%
USAA Core Intermediate-Term Bond ETF	0.40%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser from July 1, 2019 to August 31, 2019 and during the ten months ended June 30, 2020, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser. As of June 30, 2020, the following amounts are available to be repaid to the Adviser:

	Expires August 31, 2022	Expires June 30, 2023	Total
USAA Core Short-Term Bond ETF	$2,875	$39,059	$41,934

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived the following amounts:

	For the Year Ended August 31, 2019	For the Ten Months Ended June 30, 2020	Total
USAA Core Short-Term Bond ETF	$4,890	$29,059	$33,949
USAA Core Intermediate-Term Bond ETF	17,737	120,613	138,350

49

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Effective July 1, 2019, certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

Prior to July 1, 2019, certain trustees and officers of the Funds were also directors, officers, and/or employees of AMCO. None of the affiliated trustees or Funds' officers received any compensation from the Funds.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' Shares. An investment in the Funds' Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Funds are subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

The Funds are subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuers' credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Line of Credit:

For the ten months ended June 30, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to

50

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

$600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the ten months ended June 30, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The average loans for the days outstanding and average interest rate for each Fund during the ten months ended June 30, 2020, were as follows:

	Amount Outstanding at June 30, 2020	Average Borrowing	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
USAA Core Intermediate-Term Bond ETF	$—	$10,100,000	1	2.99%	$10,100,000

*  For the ten months ended June 30, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Period Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA Core Short-Term Bond ETF	$1,884,117	$—	$1,884,117	$—	$1,884,117
USAA Core Intermediate-Term Bond ETF	8,484,958	—	8,484,958	—	8,484,958
	Year Ended August 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA Core Short-Term Bond ETF	$1,927,032	$—	$1,927,032	$—	$1,927,032
USAA Core Intermediate-Term Bond ETF	6,792,738	—	6,792,738	—	6,792,738
	Period Ended August 31, 2018 (amounts in 000's)
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA Core Short-Term Bond ETF	$811	$—	$811	$—	$811
USAA Core Intermediate-Term Bond ETF	2,580	—	2,580	—	2,580

51

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

As of the ten months ended June 30, 2020, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
USAA Core Short-Term Bond ETF	$691,363	$423,093	$1,114,456	$—	$1,320,615	$2,435,071
USAA Core Intermediate- Term Bond ETF	1,961,676	123,211	2,084,887	—	25,753,495	27,838,382

*  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the ten months ended June 30, 2020, the USAA Core Short-Term Bond ETF and USAA Core Intermediate-Term Bond ETF utilized $44,188 and $102,077 of short-term capital loss carryforwards, respectively.

At June 30, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
USAA Core Short-Term Bond ETF	$104,134,621	$2,050,212	$(729,597)	$1,320,615
USAA Core Intermediate-Term Bond ETF	416,855,226	29,576,829	(3,823,334)	25,753,495

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF (the "Funds"), each a series of Victory Portfolios II, as of June 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the ten months ended June 30, 2020 and for the year ended August 31, 2019, (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for the ten months ended June 30, 2020 and for the year ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights and financial statements for the period ended August 31, 2018, were audited by other auditors whose report dated October 25, 2018, expressed an unqualified opinion on those financial highlights and financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 25, 2020

53

Victory Portfolios II	Supplemental Information June 30, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios II, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

54

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	May 2015	Partner, McCarvill Capital Partners (September 2016-September 2017): Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, * Born April 1957	Trustee	May 2015	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2015	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

55

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of births, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	May 2015*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, Born February 1974	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	December 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	May 2015*	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 5, 2017 Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

56

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
USAA Core Intermediate- Term Bond ETF	$1,000.00	$1,046.00	$1,022.97	$1.93	$1.91	0.38%
USAA Core Short-Term Bond ETF	1,000.00	1,024.80	1,023.12	1.76	1.76	0.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

57

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Act. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Board approved the appointment of VCM as the administrator of the LRMP. At an in-person meeting held on February 20, 2020, VCM provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

VCM manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, VCM has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by VCM. VCM reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from VCM concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable VCM to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a Highly Liquid Investment Minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, VCM indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

58

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-376-7890

VS-BOND-ETF-AR (6/20)

June 30, 2020

Annual Report

VictoryShares USAA MSCI USA Value Momentum ETF

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

VictoryShares USAA MSCI International Value Momentum ETF

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios II

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Victory Portfolios II Exchange-Traded Funds
VictoryShares USAA MSCI USA Value Momentum ETF
Schedule of Portfolio Investments	13
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	64
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Schedule of Portfolio Investments	19
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	61
Financial Highlights	64
VictoryShares USAA MSCI International Value Momentum ETF
Schedule of Portfolio Investments	31
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets	62
Financial Highlights	66
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Schedule of Portfolio Investments	45
Statements of Assets and Liabilities	57
Statements of Operations	59
Statements of Changes in Net Assets	63
Financial Highlights	66
Notes to Financial Statements	68
Report of Independent Registered Public Accounting Firm	84
Supplemental Information (Unaudited)
Trustee and Officer Information	85
Proxy Voting and Portfolio Holdings Information	88
Expense Examples	88
Additional Federal Income Tax Information	90
Liquidity Risk Management Program	89
Privacy Policy (inside back cover)

1

The VictoryShares are distributed by Foreside Fund Services, LLC. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the VictoryShares.

For additional information about any VictoryShares, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 866-376-7890. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the ETFs, markets or securities mentioned herein should not be considered to be indicative of future results.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Funds, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

866-376-7890

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. Not long ago, we were marveling at the longest-ever bull market in equities. Although the current market environment appears constructive and relatively calm (as of this writing), what has transpired over the past year has been nothing short of astounding.

In fact, the annual period ended June 30, 2020, has been the most unusual period for investors since the Global Financial Crisis or, perhaps, the Great Depression. We entered this year with mundane concerns of interest rates and global trade talks, but that all changed quickly in early 2020. The spread of COVID-19 throughout the United States was an unprecedented event that rendered virtually any economic forecast unreliable. In March, and seemingly overnight, the sentiment pendulum swung from risk-on to risk-off.

The global economy came to an all-stop and equities sold off sharply. Meanwhile, liquidity evaporated in many segments of the fixed-income market, especially higher-yielding credits and anything perceived to be higher risk, which caused credit spreads to widen and depressed prices.

Fortunately, the U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — slashing interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets.

The U.S. government also stepped up to provide $2 trillion of fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which aims help toward corporations, small businesses, and individuals that have been affected by the abrupt economic stoppage.

All those steps ended the market's freefall, spurred a significant rally in equities, and helped tighten credit spreads across much of the fixed-income universe. In fact, by June 30, 2020, sentiment was nothing less than bullish and the broad market indexes had largely recovered losses from the first quarter. Through all this turmoil and volatility, the S&P 500® Index managed to deliver an annual return of approximately 7.5% for the 12-month period ended June 30, 2020. Meanwhile, the yield on 10-year U.S. Treasuries declined 144 basis points, reflecting both the Fed intervention and the uncertainties, ending June 30 at approximately 0.66%.

Looking ahead, the economy and markets remain unpredictable. For equities, investors should expect continued bouts of elevated volatility, which will likely be driven by reports on the virus, a possible vaccine, and the economic data. On the whole, however, the tenor of the market is much improved from the depths of the crisis even as earnings estimates remain vague at best.

Credit markets, too, remain unpredictable, though they have stabilized markedly. A wide range of outcomes are conceivable over the next year, but continued monetary intervention and fiscal stimulus, coupled with a regional approach to economic shutdowns, may well prevent credit spreads from returning to the elevated levels of March.

3

Regardless, whatever is in store for markets, you can be certain that the investment philosophies and resolve of Victory Capital's various independent investment franchises remain steadfast. We believe that our collective investment talent and their passively managed portfolios will be able to manage risks and excel in an environment that often creates short-term pricing dislocations that benefit astute investors.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

VictoryShares

VictoryShares USAA MSCI USA Value Momentum ETF

Portfolio Review
June 30, 2020 (Unaudited)

What were the market conditions during the year ended June 30, 2020?

U.S. equities posted mixed results over the one-year period ended June 30, 2020, with the S&P 500® Index and the Nasdaq-100 Index returning 7.51% and 33.78%, respectively, and the Russell 2000® Index returning -6.63%. During the first quarter of 2020, the U.S. equity market experienced a drawdown of approximately 34% (as measured by the S&P 500® Index) as fears over a spreading COVID-19 virus resulted in a temporary economic shutdown. Once business activity resumed around the second quarter, the U.S. equity market began to rally. Large-cap growth stocks appeared to drive the market rally as the Nasdaq-100 Index reached new highs during the second quarter, while the S&P 500® Index and the Russell 2000® Indexes failed to fully reach their pre-correction peaks. Growth stocks outperformed value stocks over the evaluation period, as the Russell 1000® Growth Index returned 23.28% while the Russell 1000® Value Index returned 8.84%.

How did VictoryShares USAA MSCI USA Value Momentum ETF (the "Fund") perform during the year ended June 30, 2020?

The Fund returned -9.94% based on net asset value (NAV) and -10.17% based on market price over the one-year period ended June 30, 2020. The MSCI USA Select Value Momentum Blend Index (the "Index") returned -9.89% for the period.

The Fund, which provides exposure to U.S. large- and mid-cap stocks with value and momentum characteristics, as well as the Index, were negatively impacted by an underweight to the Information Technology sector, which was one of the best-performing sectors over the reporting period. An overweight to the Industrials sector also was detrimental as the sector delivered negative performance over the period.

Portfolio Holdings:

As a Percentage of Total Investments

5

VictoryShares

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI USA Select Value Momentum Blend Index[1]	MSCI USA Index[2]
One Year	–9.94%	–10.17%	–9.89%	8.42%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–2.09%	–2.19%	N/A	N/A
Expense Ratios
Gross	0.23%
With Applicable Waivers	0.20%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated January 1, 2020, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI USA Select Value Momentum Blend Index is based on MSCI USA Index, its parent index, which includes large- and mid-cap stocks in the U.S. equity market. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap-weighted indexes. It is not possible to invest directly in an index.

2The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. With 637 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

6

VictoryShares

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

Portfolio Review
June 30, 2020 (Unaudited)

What were the market conditions during the year ended June 30, 2020?

U.S. equities posted mixed results over the one-year period ended June 30, 2020, with the S&P 500® Index and the Nasdaq-100 Index returning 7.51% and 33.78%, respectively, and the Russell 2000® Index declining by returning -6.63%. During the first quarter of 2020, the U.S. equity market experienced a drawdown of approximately 34% (as measured by the S&P 500® Index) as fears over a spreading COVID-19 virus resulted in a temporary economic shutdown. Once business activity resumed around the second quarter, the U.S. equity market began to rally. Large-cap growth stocks appeared to drive the market rally as the Nasdaq-100 Index reached new highs during the second quarter, while the S&P 500® Index and the Russell 2000® Indexes failed to fully reach their pre-correction peaks. Growth stocks outperformed value stocks over the evaluation period, as the Russell 2000® Growth Index returned 3.48% while the Russell 2000® Value Index returned 17.48%.

How did VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (the "Fund") perform during the year ended June 30, 2020?

The Fund returned -9.25% based on net asset value (NAV) and -9.19% based on market price over the one-year period ended June 30, 2020. The MSCI USA Select Value Momentum Blend Index (the "Index") returned -8.97% for the period.

The Fund, which provides exposure to U.S. small-cap stocks with value and momentum characteristics, as well as the Index, were negatively impacted by a double-digit decline in the Financials sector. A slight underweight to Information Technology was also detrimental to performance as the sector increased by double digits over the evaluation period. The Real Estate, Industrials, and Communication Services sectors provided positive contribution with good stock selection.

Portfolio Holdings:

As a Percentage of Total Investments

7

VictoryShares

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI USA Small Cap Select Value Momentum Blend Index[1]	MSCI USA Small Cap Index[2]
One Year	–9.25%	–9.19%	–8.97%	–6.20%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–2.07%	–2.09%	N/A	N/A
Expense Ratios
Gross	0.24%
With Applicable Waivers	0.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated January 1, 2020, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI USA Small Cap Select Value Momentum Blend Index is based on a traditional market cap-weighted parent index, the MSCI USA Small Cap Index, which includes U.S. small-cap stocks. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap-weighted indexes. It is not possible to invest directly in an index.

2The MSCI USA Small Cap Index is designed to measure the performance of the small-cap segment of the U.S. equity market. With 1,791 constituents, the index represents approximately 14% of the free float-adjusted market capitalization in the United States. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

8

VictoryShares

VictoryShares USAA MSCI International Value Momentum ETF

Portfolio Review
June 30, 2020 (Unaudited)

What were the market conditions during the year ended June 30, 2020?

Non-U.S. developed markets mostly declined over the one-year period ended June 30, 2020, with the MSCI EAFE Index returning -5.13% and the MSCI ACWI ex USA Index returning -4.80%. During the first quarter of 2020, the non-U.S. developed markets experienced a drawdown of approximately 34% (as measured by the MSCI EAFE Index) as fears over a spreading COVID-19 virus resulted in a temporary global economic shutdown. Once business activity resumed around the second quarter, non-U.S. developed markets began to rally. Despite the improving performance, neither the MSCI EAFE or the MSCI ACWI ex USA Index made it back to their pre-correction peaks. Non-U.S. growth stocks outperformed value stocks over the evaluation period, as the MSCI ACWI ex USA Growth Index returned 5.80% while the MSCI ACWI ex USA Value Index returned 15.26%.

How did VictoryShares USAA MSCI International Value Momentum ETF (the "Fund") perform during the year ended June 30, 2020?

The Fund returned -12.42% based on net asset value (NAV) and -12.67% based on market price over the one-year period ended June 30, 2020. The MSCI World ex USA Select Value Momentum Blend Index (the "Index") returned -12.18% for the period.

The Fund, which provides exposure to equities in non-U.S. markets with value and momentum characteristics, as well as the Index were negatively impacted by Japan, Switzerland and Canada, where stock selection was struggling in the face of mixed country-level performance. The Fund's underweight position to securities held in the United Kingdom, where performance was negative, protected the portfolio and resulted in a positive allocation effect.

Portfolio Holdings:

As a Percentage of Total Investments

9

VictoryShares

VictoryShares USAA MSCI International Value Momentum ETF (continued)

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI World ex USA Select Value Momentum Blend Index[1]	MSCI World ex USA (Net) Index[2]
One Year	–12.42%	–12.67%	–12.18%	–5.42%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–6.98%	–7.02%	N/A	N/A
Expense Ratios
Gross	0.51%
With Applicable Waivers	0.35%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated January 1, 2020, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI World ex USA Select Value Momentum Blend Index is based on the MSCI World ex USA (Net) Index, its parent index, which includes large- and mid-cap stocks across 22 of 23 Developed Markets (DM) countries, excluding the United States. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap-weighted indexes. It is not possible to invest directly in an index.

2The MSCI World ex USA (Net) Index captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States. With 1,013 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

10

VictoryShares

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Portfolio Review
June 30, 2020 (Unaudited)

What were the market conditions during the year ended June 30, 2020?

Emerging markets declined over the one-year period ended June 30, 2020, with the MSCI Emerging Markets Index returning -3.39%. During the first quarter of 2020, emerging markets experienced a drawdown of approximately 34% (as measured by the MSCI Emerging Markets Index) as fears over a spreading COVID-19 virus resulted in a temporary global economic shutdown. Once business activity resumed around the second quarter, emerging markets began to rally. Despite the improving performance, the MSCI Emerging Markets Index did not reach its pre-correction peak. Emerging growth stocks outperformed value stocks over the evaluation period, as the MSCI Emerging Markets Growth Index returned 9.67% while the MSCI Emerging Markets Value Index returned 15.74%.

How did VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (the "Fund") perform during the year ended June 30, 2020?

The Fund returned -12.68% based on net asset value (NAV) and -12.81% based on market price over the one-year period ended June 30, 2020. The MSCI Emerging Markets Select Value Momentum Blend Index (the "Index") returned -12.05% for the period.

The Fund, which provides exposure to equities in emerging markets with value and momentum characteristics, as well as the Index, were negatively impacted by China and Korea, where stock selection struggled due to low exposure to technology. The Fund's underweight positions to negatively performing markets such as India and Russia helped protect the portfolio, while good stock selection in Thailand improved Fund performance.

Portfolio Holdings:

As a Percentage of Total Investments

11

VictoryShares

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

Average Annual Total Return

Year Ended June 30, 2020

INCEPTION DATE	10/24/17	10/24/17
	Net Asset Value	Market Price Value	MSCI Emerging Markets Select Value Momentum Blend Index[1]	MSCI Emerging Markets (Net) Index[2]
One Year	–12.68%	–12.81%	–12.05%	–3.39%
Three Year	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–7.80%	–7.77%	N/A	N/A
Expense Ratios
Gross	1.18%
With Applicable Waivers	0.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated January 1, 2020, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses through June 30, 2021.

Comparison of the Change in Value of a $10,000 Investment

1The MSCI Emerging Markets Select Value Momentum Blend Index is based on the MSCI Emerging Markets (Net) Index, its parent index, which includes large- and mid-cap stocks across 24 Emerging Markets (EM) countries. The index is designed to represent the performance of a strategy that seeks higher exposure to value and momentum factors within the parent index while also maintaining moderate Index turnover and lower realized volatility than traditional cap-weighted indexes. It is not possible to invest directly in an index.

2The MSCI Emerging Markets (Net) Index captures large- and mid-cap representation across 26 Emerging Markets (EM) countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment of the Fund. Past performance is not guarantee of future results.

12

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.6%)
Communication Services (4.7%):
Activision Blizzard, Inc.	20,949	$1,590,029
AT&T, Inc.	122,772	3,711,397
Cable One, Inc.	997	1,769,525
CenturyLink, Inc. (a)	211,121	2,117,544
Charter Communications, Inc., Class A (b)	3,061	1,561,232
Comcast Corp., Class A (a)	47,413	1,848,159
Discovery, Inc., Class A (a) (b)	98,997	2,088,837
Electronic Arts, Inc. (b)	13,492	1,781,619
Liberty Broadband Corp., Class C (b)	12,280	1,522,229
Liberty Media Corp-Liberty SiriusXM, Class C (b)	42,705	1,471,187
Verizon Communications, Inc.	44,158	2,434,431
		21,896,189
Consumer Discretionary (10.1%):
Amazon.com, Inc. (b)	692	1,909,103
Aramark	46,593	1,051,604
Best Buy Co., Inc.	30,370	2,650,390
BorgWarner, Inc. (a)	41,156	1,452,807
Carnival Corp. (a)	60,078	986,481
D.R. Horton, Inc.	59,157	3,280,255
Dollar General Corp.	10,000	1,905,100
Domino's Pizza, Inc.	3,982	1,471,110
eBay, Inc.	36,617	1,920,562
Ford Motor Co.	244,759	1,488,135
Garmin Ltd.	23,111	2,253,323
General Motors Co., Class C	97,864	2,475,959
Lear Corp.	24,088	2,626,074
Lennar Corp., Class A	44,081	2,716,271
LKQ Corp. (b)	49,213	1,289,381
Mohawk Industries, Inc. (b)	21,385	2,176,138
Newell Brands, Inc.	79,052	1,255,346
NVR, Inc. (b)	388	1,264,395
PulteGroup, Inc.	73,424	2,498,619
Roku, Inc. (a) (b)	12,219	1,423,880
Royal Caribbean Cruises Ltd. (a)	32,046	1,611,914
Target Corp. (c)	23,399	2,806,242
Tesla, Inc. (b)	2,009	2,169,338
Tiffany & Co.	9,939	1,211,962
Whirlpool Corp. (a)	9,880	1,279,756
		47,174,145
Consumer Staples (7.2%):
Campbell Soup Co.	30,958	1,536,446
Conagra Brands, Inc.	88,079	3,097,738
General Mills, Inc.	32,762	2,019,777
Hormel Foods Corp.	48,327	2,332,744
Ingredion, Inc.	24,522	2,035,326
Lamb Weston Holdings, Inc.	21,627	1,382,614
See notes to financial statements.

13

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Molson Coors Beverage Co., Class B (a)	70,084	$2,408,086
Sysco Corp.	32,902	1,798,423
The Clorox Co.	11,648	2,555,222
The Hershey Co.	16,832	2,181,764
The J.M. Smucker Co. (a)	16,954	1,793,903
The Kraft Heinz Co.	48,746	1,554,510
The Kroger Co.	87,117	2,948,911
Tyson Foods, Inc., Class A	23,907	1,427,487
Walgreens Boots Alliance, Inc.	42,117	1,785,340
Walmart, Inc.	17,489	2,094,832
		32,953,123
Energy (3.9%):
Baker Hughes Co.	137,892	2,122,158
Cabot Oil & Gas Corp.	76,257	1,310,095
Chevron Corp.	17,239	1,538,236
Concho Resources, Inc. (a)	19,179	987,719
Diamondback Energy, Inc.	37,526	1,569,337
HollyFrontier Corp.	71,787	2,096,180
Kinder Morgan, Inc.	213,670	3,241,374
Marathon Petroleum Corp.	55,754	2,084,085
Phillips 66	23,235	1,670,597
Valero Energy Corp.	20,109	1,182,811
		17,802,592
Financials (11.3%):
AGNC Investment Corp.	265,940	3,430,626
Ally Financial, Inc.	124,584	2,470,501
American International Group, Inc.	81,760	2,549,277
Annaly Capital Management, Inc.	169,321	1,110,746
Arch Capital Group Ltd. (b)	55,293	1,584,144
Assurant, Inc.	17,210	1,777,621
Athene Holding Ltd., Class A (b)	67,792	2,114,433
Brown & Brown, Inc.	59,961	2,444,010
Capital One Financial Corp.	34,544	2,162,109
Citigroup, Inc.	53,580	2,737,938
Citizens Financial Group, Inc.	101,829	2,570,164
Equitable Holdings, Inc. (a)	157,765	3,043,287
Lincoln National Corp.	48,390	1,780,268
MarketAxess Holdings, Inc.	3,109	1,557,360
MetLife, Inc.	74,150	2,707,958
Morgan Stanley (a)	32,326	1,561,346
MSCI, Inc.	5,192	1,733,193
Prudential Financial, Inc.	21,684	1,320,556
RenaissanceRe Holdings Ltd.	12,277	2,099,735
S&P Global, Inc.	5,945	1,958,759
The Allstate Corp.	22,822	2,213,506
The Goldman Sachs Group, Inc.	7,927	1,566,534
Tradeweb Markets, Inc., Class A	22,964	1,335,127
Voya Financial, Inc.	57,100	2,663,715
W.R. Berkley Corp.	39,034	2,236,258
		52,729,171

See notes to financial statements.

14

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Health Care (14.5%):
AmerisourceBergen Corp.	16,889	$1,701,905
Amgen, Inc.	8,224	1,939,713
Biogen, Inc. (b)	3,425	916,359
Bio-Rad Laboratories, Inc., Class A (b)	7,853	3,545,551
Bristol-Myers Squibb Co.	60,577	3,561,928
Cardinal Health, Inc.	50,966	2,659,915
Centene Corp. (b)	18,862	1,198,680
Cigna Corp.	7,434	1,394,990
CVS Health Corp.	44,769	2,908,641
Danaher Corp.	27,613	4,882,806
DaVita, Inc. (b)	32,287	2,555,193
DENTSPLY SIRONA, Inc.	29,963	1,320,170
DexCom, Inc. (b)	2,190	887,826
Eli Lilly & Co.	28,014	4,599,339
Gilead Sciences, Inc. (c)	22,550	1,734,997
Humana, Inc.	3,108	1,205,127
Insulet Corp. (b)	11,389	2,212,427
Jazz Pharmaceuticals PLC (b)	11,757	1,297,267
Laboratory Corp. of America Holdings (b)	11,343	1,884,186
Masimo Corp. (a) (b)	6,340	1,445,457
McKesson Corp.	17,954	2,754,502
Medtronic PLC	22,598	2,072,237
Molina Healthcare, Inc. (b)	5,404	961,804
Mylan NV (b)	126,906	2,040,648
Perrigo Co. PLC	19,983	1,104,460
Quest Diagnostics, Inc.	20,658	2,354,186
Regeneron Pharmaceuticals, Inc. (b)	2,431	1,516,093
ResMed, Inc.	10,544	2,024,448
Teladoc Health, Inc. (b)	5,001	954,391
Thermo Fisher Scientific, Inc.	6,509	2,358,471
West Pharmaceutical Services, Inc.	7,925	1,800,322
Zimmer Biomet Holdings, Inc.	12,427	1,483,287
Zoetis, Inc.	14,946	2,048,200
		67,325,526
Industrials (14.2%):
Allegion PLC	16,291	1,665,266
AMERCO, Inc.	5,444	1,645,122
Carrier Global Corp.	83,570	1,856,925
Copart, Inc. (b)	17,342	1,444,068
CoStar Group, Inc. (b) (c)	2,349	1,669,364
Cummins, Inc.	21,553	3,734,273
Delta Air Lines, Inc.	30,955	868,288
Eaton Corp. PLC	44,133	3,860,755
Fortune Brands Home & Security, Inc.	43,781	2,798,919
Howmet Aerospace, Inc.	82,745	1,311,508
IHS Markit Ltd.	59,400	4,484,699
Ingersoll Rand, Inc. (b) (c)	14,444	406,165
Jacobs Engineering Group, Inc.	18,723	1,587,710
Kansas City Southern	24,483	3,655,067
Knight-Swift Transportation Holdings, Inc. (a)	70,787	2,952,526
L3Harris Technologies, Inc.	18,468	3,133,466

See notes to financial statements.

15

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Lockheed Martin Corp.	4,905	$1,789,933
Norfolk Southern Corp.	10,292	1,806,966
Northrop Grumman Corp.	6,006	1,846,485
Old Dominion Freight Line, Inc.	10,176	1,725,748
Owens Corning, Inc.	51,211	2,855,526
PACCAR, Inc.	51,079	3,823,263
Republic Services, Inc. (c)	32,118	2,635,282
Southwest Airlines Co.	31,931	1,091,401
Teledyne Technologies, Inc. (b)	10,443	3,247,250
Trane Technologies PLC	16,367	1,456,336
TransDigm Group, Inc.	2,663	1,177,179
United Rentals, Inc. (b)	16,244	2,421,006
Westinghouse Air Brake Technologies Corp.	20,532	1,182,027
XPO Logistics, Inc. (b)	24,549	1,896,410
		66,028,933
Information Technology (16.6%):
Akamai Technologies, Inc. (b)	16,580	1,775,552
ANSYS, Inc. (b)	6,458	1,883,992
Apple, Inc.	11,026	4,022,284
Applied Materials, Inc.	20,736	1,253,491
Arrow Electronics, Inc. (b)	22,851	1,569,635
CDW Corp.	14,269	1,657,773
Citrix Systems, Inc.	14,101	2,085,679
Dell Technologies, Inc., Class C (b)	29,721	1,632,872
DocuSign, Inc. (b)	10,890	1,875,367
Fidelity National Information Services, Inc.	32,624	4,374,553
Fiserv, Inc. (b)	39,608	3,866,533
Global Payments, Inc.	10,302	1,747,425
Hewlett Packard Enterprise Co.	250,046	2,432,948
HP, Inc.	79,002	1,377,005
Intel Corp.	49,835	2,981,628
KLA Corp.	7,464	1,451,599
Lam Research Corp.	7,941	2,568,596
Leidos Holdings, Inc.	31,660	2,965,592
Micron Technology, Inc. (b)	40,403	2,081,563
Microsoft Corp. (c)	25,530	5,195,610
NortonLifeLock, Inc.	60,167	1,193,112
NVIDIA Corp.	2,979	1,131,752
NXP Semiconductors NV	13,988	1,595,192
ON Semiconductor Corp. (b)	57,316	1,136,003
Paycom Software, Inc. (b)	4,099	1,269,583
Qorvo, Inc. (b)	25,256	2,791,546
Seagate Technology PLC	50,257	2,432,941
Skyworks Solutions, Inc.	25,242	3,227,441
Synopsys, Inc. (b)	13,027	2,540,265
Teradyne, Inc.	38,050	3,215,605
The Western Union Co. (a)	99,295	2,146,758
Tyler Technologies, Inc. (b)	7,101	2,463,195
Western Digital Corp.	37,815	1,669,532
Zoom Video Communications, Inc., Class A (a) (b)	7,976	2,022,235
		77,634,857

See notes to financial statements.

16

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (4.4%):
Air Products & Chemicals, Inc.	10,092	$2,436,814
Corteva, Inc.	116,575	3,123,045
Crown Holdings, Inc. (b)	21,577	1,405,310
Dow, Inc.	37,566	1,531,190
Newmont Corp.	61,667	3,807,320
Nucor Corp.	39,148	1,621,119
Steel Dynamics, Inc.	103,832	2,708,977
The Mosaic Co.	94,322	1,179,968
Westrock Co.	88,522	2,501,632
		20,315,375
Real Estate (8.0%):
American Tower Corp.	17,986	4,650,099
CBRE Group, Inc., Class A (b)	68,053	3,077,357
Crown Castle International Corp.	11,536	1,930,550
Digital Realty Trust, Inc.	13,591	1,931,417
Equinix, Inc. (a)	6,175	4,336,703
Equity LifeStyle Properties, Inc.	68,373	4,271,945
Host Hotels & Resorts, Inc.	267,091	2,881,912
Jones Lang LaSalle, Inc.	10,446	1,080,743
Medical Properties Trust, Inc.	169,053	3,178,196
Mid-America Apartment Communities, Inc.	32,058	3,676,091
SBA Communications Corp.	5,730	1,707,082
Sun Communities, Inc.	17,852	2,422,159
VICI Properties, Inc.	88,121	1,779,163
		36,923,417
Utilities (4.7%):
Edison International	25,566	1,388,489
Entergy Corp.	24,039	2,255,099
Evergy, Inc. (c)	27,916	1,655,140
Exelon Corp.	111,379	4,041,944
NRG Energy, Inc.	31,165	1,014,732
PPL Corp.	73,441	1,897,715
The AES Corp.	107,513	1,557,863
The Southern Co. (c)	74,601	3,868,062
Vistra Corp.	205,195	3,820,732
		21,499,776
Total Common Stocks (Cost $472,923,375)		462,283,104
Collateral for Securities Loaned^ (2.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	195,200	195,200
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	5,907,853	5,907,853
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	1,357,415	1,357,415
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	776,751	776,751
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	3,492,426	3,492,426
Total Collateral for Securities Loaned (Cost $11,729,645)		11,729,645
Total Investments (Cost $484,653,020) — 102.1%		474,012,749
Liabilities in excess of other assets — (2.1)%		(9,665,399)
NET ASSETS — 100.00%		$464,347,350

See notes to financial statements.

17

Victory Portfolios II VictoryShares USAA MSCI USA Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	10	9/18/20	$1,571,550	$1,545,100	$(26,450)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(26,450)
	Total net unrealized appreciation (depreciation)				$(26,450)

See notes to financial statements.

18

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (3.3%):
Cardlytics, Inc. (a) (b)	7,215	$504,906
Cincinnati Bell, Inc. (a)	13,145	195,203
Cogent Communications Holdings, Inc. (c)	5,383	416,430
Consolidated Communications Holdings, Inc. (a)	37,511	253,949
EverQuote, Inc., Class A (a)	12,924	751,659
GCI Liberty, Inc., Class A (a)	5,679	403,890
Gray Television, Inc. (a)	30,619	427,135
iHeartMedia, Inc., Class A (a) (b)	37,130	310,036
Liberty TripAdvisor Holdings, Inc., Class A (a)	75,562	160,947
Nexstar Media Group, Inc., Class A	3,136	262,452
Shenandoah Telecommunications Co.	7,226	356,170
Sinclair Broadcast Group, Inc., Class A (b)	9,664	178,397
TechTarget, Inc. (a)	24,233	727,717
TEGNA, Inc.	21,897	243,933
Telephone & Data Systems, Inc.	34,546	686,774
The Meet Group, Inc. (a)	30,594	190,907
United States Cellular Corp. (a)	10,883	335,958
Zynga, Inc., Class A (a)	117,712	1,122,972
		7,529,435
Consumer Discretionary (11.5%):
1-800-Flowers.com, Inc., Class A (a)	12,602	252,292
Abercrombie & Fitch Co. (b)	27,277	290,227
Acushnet Holdings Corp.	17,612	612,721
American Axle & Manufacturing Holdings, Inc. (a)	29,965	227,734
American Public Education, Inc. (a)	9,036	267,466
America's Car-Mart, Inc. (a)	2,768	243,224
Asbury Automotive Group, Inc. (a)	3,901	301,664
AutoNation, Inc. (a)	7,908	297,183
Bed Bath & Beyond, Inc. (b)	20,578	218,127
Big Lots, Inc.	7,379	309,917
Boot Barn Holdings, Inc. (a)	6,937	149,562
Bright Horizons Family Solutions, Inc. (a)	4,264	499,740
Brunswick Corp.	6,806	435,652
Century Communities, Inc. (a)	16,841	516,345
Chegg, Inc. (a)	4,726	317,871
Cooper Tire & Rubber Co.	12,817	353,877
Crocs, Inc. (a) (b)	7,618	280,495
Dana, Inc.	19,791	241,252
Deckers Outdoor Corp. (a)	1,853	363,911
Dick's Sporting Goods, Inc.	14,871	613,577
Dillard's, Inc., Class A (b)	8,026	206,991
GameStop Corp., Class A (a) (b)	56,244	244,099
Genesco, Inc. (a)	16,566	358,820
Gentex Corp.	33,772	870,305
G-III Apparel Group Ltd. (a)	16,932	225,026
Group 1 Automotive, Inc.	7,597	501,174
Helen of Troy Ltd. (a) (b)	4,289	808,734

See notes to financial statements.

19

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Hibbett Sports, Inc. (a)	21,854	$457,623
Installed Building Products, Inc. (a)	4,040	277,871
Johnson Outdoors, Inc., Class A	4,537	412,958
K12, Inc. (a)	12,323	335,678
KB Home	17,966	551,197
Lithia Motors, Inc., Class A	5,144	778,441
M/I Homes, Inc. (a)	17,384	598,705
Macy's, Inc. (b)	44,818	308,348
Malibu Boats, Inc., Class A (a)	6,124	318,142
MDC Holdings, Inc.	18,519	661,128
Meritage Homes Corp. (a)	9,544	726,489
Murphy USA, Inc. (a)	3,185	358,599
Office Depot, Inc.	189,691	445,774
Papa John's International, Inc.	4,108	326,217
Penn National Gaming, Inc. (a)	8,936	272,905
PetMed Express, Inc. (c)	7,397	263,629
Qurate Retail, Inc., Class A (a)	30,242	287,299
Rent-A-Center, Inc.	19,969	555,538
Shoe Carnival, Inc. (b)	6,719	196,665
Signet Jewelers Ltd. (b)	23,730	243,707
Skechers USA, Inc., Class A (a)	7,018	220,225
Smith & Wesson Brands, Inc. (a)	23,601	507,894
Sonic Automotive, Inc., Class A	17,740	566,083
Stamps.com, Inc. (a)	765	140,523
Strategic Education, Inc.	1,998	306,993
Sturm Ruger & Co., Inc. (c)	7,199	547,124
Taylor Morrison Home Corp., Class A (a)	29,441	567,917
Tempur Sealy International, Inc. (a)	3,791	272,762
Tenneco, Inc., Class A (a)	21,936	165,836
The Buckle, Inc. (b)	12,435	194,981
The Cato Corp., Class A	41,331	338,088
Thor Industries, Inc.	6,453	687,438
Toll Brothers, Inc.	20,662	673,375
TopBuild Corp. (a)	5,918	673,291
TRI Pointe Group, Inc. (a)	42,691	627,131
Twin River Worldwide Holdings, Inc.	7,567	168,668
Universal Electronics, Inc. (a)	5,580	261,256
Vista Outdoor, Inc. (a)	24,217	349,936
Wingstop, Inc.	2,327	323,383
Winnebago Industries, Inc.	8,578	571,466
YETI Holdings, Inc. (a)	9,562	408,584
Zumiez, Inc. (a)	18,448	505,106
		27,462,959
Consumer Staples (3.2%):
Casey's General Stores, Inc.	2,873	429,571
Central Garden & Pet Co., Class A (a)	10,110	341,617
Darling Ingredients, Inc. (a)	16,206	398,992
elf Beauty, Inc. (a)	11,841	225,808
Fresh Del Monte Produce, Inc.	22,247	547,721
Freshpet, Inc. (a)	9,205	770,090

See notes to financial statements.

20

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Ingles Markets, Inc., Class A	17,618	$758,807
Performance Food Group Co. (a)	9,969	290,497
Pilgrim's Pride Corp. (a)	14,730	248,790
Rite Aid Corp. (a) (b)	22,720	387,603
SpartanNash Co.	30,538	648,933
The Andersons, Inc.	28,687	394,733
The Boston Beer Co., Inc., Class A (a)	627	336,480
U.S. Foods Holding Corp. (a)	12,663	249,714
United Natural Foods, Inc. (a) (b)	35,847	652,774
Universal Corp.	15,696	667,237
Weis Markets, Inc. (c)	7,818	391,838
		7,741,205
Energy (2.2%):
Antero Resources Corp. (a)	198,638	504,540
Bonanza Creek Energy, Inc. (a)	23,450	347,529
CNX Resources Corp. (a)	20,407	176,521
Diamond S Shipping, Inc. (a)	21,647	172,960
Dorian LPG Ltd. (a)	40,789	315,707
EQT Corp.	16,063	191,150
Gulfport Energy Corp. (a) (b)	275,663	300,473
Helix Energy Solutions Group, Inc. (a)	89,530	310,669
International Seaways, Inc.	25,852	422,421
Northern Oil And Gas, Inc. (a) (b)	280,191	235,052
Par Pacific Holdings, Inc. (a)	23,590	212,074
PDC Energy, Inc. (a)	16,556	205,957
Range Resources Corp.	33,033	185,976
Renewable Energy Group, Inc. (a) (b)	16,725	414,446
Southwestern Energy Co. (a)	210,101	537,858
Talos Energy, Inc. (a)	13,612	125,230
Transocean Ltd. (a) (b)	131,025	239,776
World Fuel Services Corp. (c)	8,325	214,452
WPX Energy, Inc. (a)	25,392	162,001
		5,274,792
Financials (15.3%):
American Equity Investment Life Holding Co.	22,145	547,203
American National Insurance Co.	12,354	890,353
Arbor Realty Trust, Inc. (b)	65,614	606,273
Ares Commercial Real Estate Corp.	69,160	630,739
Ares Management Corp., Class A	21,507	853,828
ARMOUR Residential REIT, Inc.	28,554	268,122
Assured Guaranty Ltd.	22,994	561,284
Axis Capital Holdings Ltd.	10,018	406,330
Blackstone Mortgage Trust, Inc., Class A	25,500	614,295
Brighthouse Financial, Inc. (a)	21,679	603,110
Cannae Holdings, Inc. (a)	21,528	884,801
Chimera Investment Corp.	71,863	690,603
CIT Group, Inc.	14,047	291,194
CNO Financial Group, Inc.	23,077	359,309
Cohen & Steers, Inc. (b)	7,700	523,985

See notes to financial statements.

21

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Cowen, Inc., Class A (b)	39,755	$644,429
Customers Bancorp, Inc., Class A (a)	49,131	590,555
Dynex Capital, Inc. (b)	37,662	538,567
eHealth, Inc. (a)	1,570	154,237
Ellington Financial, Inc.	64,812	763,485
Encore Capital Group, Inc. (a)	15,670	535,601
Enstar Group Ltd. (a)	3,410	520,946
Essent Group Ltd.	8,977	325,596
EZCORP, Inc., Class A (a)	138,912	875,145
Focus Financial Partners, Inc., Class A (a)	13,847	457,643
Genworth Financial, Inc. (a)	179,079	413,672
Goosehead Insurance, Inc., Class A (a)	5,684	427,209
Hamilton Lane, Inc., Class A	5,101	343,654
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,202	432,649
Heritage Insurance Holdings, Inc.	48,500	634,865
Hilltop Holdings, Inc.	43,169	796,468
Houlihan Lokey, Inc.	7,571	421,250
International Fcstone, Inc. (a)	18,610	1,023,550
Invesco Mortgage Capital, Inc. (b)	121,162	453,146
Janus Henderson Group PLC	17,804	376,733
Kinsale Capital Group, Inc.	6,499	1,008,710
Legg Mason, Inc.	19,078	949,131
Meta Financial Group, Inc.	25,258	458,938
MFA Financial, Inc. (b)	226,834	564,817
MGIC Investment Corp.	64,884	531,400
Mr. Cooper Group, Inc. (a)	28,468	354,142
National Western Life Group, Inc., Class A	3,727	757,289
Navient Corp.	61,233	430,468
New Residential Investment Corp.	32,699	242,954
New York Community Bancorp, Inc. (b)	42,174	430,175
New York Mortgage Trust, Inc.	221,878	579,102
NMI Holdings, Inc., Class A (a)	10,721	172,394
OFG Bancorp	22,148	296,119
OneMain Holdings, Inc.	16,661	408,861
Palomar Holdings, Inc. (a)	5,133	440,206
Pennymac Financial Services	21,660	905,170
Pennymac Mortgage Investment Trust	53,001	929,108
Popular, Inc.	17,139	637,057
Radian Group, Inc.	34,522	535,436
Ready Capital Corp. (b)	38,222	332,149
Redwood Trust, Inc.	96,267	673,869
SLM Corp.	42,006	295,302
Starwood Property Trust, Inc.	39,677	593,568
Sterling Bancorp	23,920	280,342
Stifel Financial Corp.	6,165	292,406
Third Point Reinsurance Ltd. (a)	46,048	345,820
TPG RE Finance Trust, Inc. (b)	22,994	197,748
Two Harbors Investment Corp.	91,879	463,070
Unum Group	16,552	274,598
Victory Capital Holdings, Inc., Class A (d)	21,255	365,373

See notes to financial statements.

22

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Virtu Financial, Inc., Class A	11,756	$277,442
Virtus Investment Partners, Inc.	2,818	327,705
Walker & Dunlop, Inc.	5,623	285,705
White Mountains Insurance Group Ltd.	1,417	1,258,253
		36,355,656
Health Care (19.0%):
Acadia Healthcare Co., Inc. (a)	16,558	415,937
ACADIA Pharmaceuticals, Inc. (a)	3,310	160,436
Acceleron Pharma, Inc. (a)	3,999	380,985
Addus HomeCare Corp. (a)	7,824	724,189
Allakos, Inc. (a)	6,677	479,809
Amedisys, Inc. (a) (b)	3,613	717,325
AMN Healthcare Services, Inc. (a)	11,343	513,157
ANI Pharmaceuticals, Inc. (a) (b)	4,567	147,697
Anika Therapeutics, Inc. (a)	6,101	230,191
Apellis Pharmaceuticals, Inc. (a)	5,784	188,905
Applied Therapeutics, Inc. (a)	4,479	161,916
Arcus Biosciences, Inc. (a)	6,312	156,159
Arena Pharmaceuticals, Inc. (a)	4,540	285,793
Arrowhead Pharmaceuticals, Inc. (a) (b)	8,398	362,710
Arvinas, Inc. (a) (b)	9,409	315,578
AtriCure, Inc. (a)	14,658	658,877
Axsome Therapeutics, Inc. (a)	3,529	290,366
Bio-Techne Corp.	4,500	1,188,315
Bioxcel Therapeutics, Inc. (a)	4,415	234,039
Bruker Corp.	8,094	329,264
Cardiovascular Systems, Inc. (a)	17,997	567,805
Catalyst Pharmaceuticals, Inc. (a)	72,089	333,051
Catasys, Inc. (a) (b)	10,324	255,416
CEL-SCI Corp. (a) (b)	10,075	150,319
Charles River Laboratories International, Inc. (a)	4,743	826,942
Chemed Corp.	2,259	1,018,967
Chemocentryx, Inc. (a)	5,910	340,061
Collegium Pharmaceutical, Inc. (a)	15,402	269,535
Computer Programs & Systems, Inc.	13,682	311,813
CONMED Corp.	5,351	385,218
Constellation Pharmaceuticals, Inc. (a)	5,696	171,165
Corcept Therapeutics, Inc. (a)	30,039	505,256
Cortexyme, Inc. (a) (b)	3,782	175,107
CorVel Corp. (a)	6,108	432,996
CryoLife, Inc. (a)	12,977	248,769
Deciphera Pharmaceuticals, Inc. (a)	8,033	479,731
Dicerna Pharmaceuticals, Inc. (a)	8,409	213,589
Eagle Pharmaceuticals, Inc. (a)	4,860	233,183
Eidos Therapeutics, Inc. (a) (b)	9,471	451,483
Emergent BioSolutions, Inc. (a)	3,171	250,763
Encompass Health Corp.	12,204	755,794
Endo International PLC (a)	65,369	224,216
Exelixis, Inc. (a)	9,705	230,397
GenMark Diagnostics, Inc. (a)	16,371	240,817

See notes to financial statements.

23

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Globus Medical, Inc. (a)	8,036	$383,398
Haemonetics Corp. (a)	3,574	320,087
Halozyme Therapeutics, Inc. (a)	13,220	354,428
Hanger, Inc. (a)	9,770	161,791
Hill-Rom Holdings, Inc.	9,402	1,032,152
HMS Holdings Corp. (a)	11,733	380,032
Horizon Therapeutics PLC (a)	13,651	758,722
Innoviva, Inc. (a)	46,806	654,348
Inovalon Holdings, Inc., Class A (a)	31,324	603,300
Inovio Pharmaceuticals, Inc. (a) (b)	10,629	286,452
Integer Holdings Corp. (a)	7,576	553,427
Integra LifeSciences Holdings Corp. (a)	15,366	722,048
Iovance Biotherapeutics, Inc. (a)	4,497	123,443
iRhythm Technologies, Inc. (a)	2,186	253,336
Karyopharm Therapeutics, Inc. (a)	8,977	170,024
Kodiak Sciences, Inc. (a) (b)	7,622	412,503
Lannett Co., Inc. (a)	38,452	279,162
Lantheus Holdings, Inc. (a)	14,110	201,773
LeMaitre Vascular, Inc. (b)	9,621	253,994
LHC Group, Inc. (a)	5,064	882,756
Luminex Corp.	10,640	346,119
Magellan Health, Inc. (a)	9,039	659,666
Medpace Holdings, Inc. (a)	5,553	516,540
Merit Medical Systems, Inc. (a)	7,346	335,345
Molecular Templates, Inc. (a)	9,726	134,122
Momenta Pharmaceuticals, Inc. (a)	11,528	383,537
Natera, Inc. (a)	10,615	529,263
National Healthcare Corp. (c)	17,527	1,111,914
Natus Medical, Inc. (a)	13,601	296,774
NeoGenomics, Inc. (a)	19,088	591,346
Neoleukin Therapeutics, Inc. (a) (b)	12,685	210,571
Nevro Corp. (a)	3,666	437,977
Novocure Ltd. (a)	5,672	336,350
NuVasive, Inc. (a)	9,099	506,450
Omnicell, Inc. (a)	3,977	280,856
Option Care Health, Inc. (a)	13,465	186,894
OraSure Technologies, Inc. (a)	15,829	184,091
Owens & Minor, Inc.	48,196	367,254
Pacira BioSciences, Inc. (a)	6,704	351,759
Patterson Cos., Inc. (b) (c)	15,617	343,574
PDL BioPharma, Inc. (a)	188,552	548,685
Penumbra, Inc. (a)	1,668	298,272
PRA Health Sciences, Inc. (a)	3,671	357,152
Premier, Inc., Class A (a)	24,668	845,619
Prestige Consumer Healthcare, Inc. (a)	17,327	650,802
Principia Biopharma, Inc. (a)	6,662	398,321
Provention Bio, Inc. (a)	16,120	227,453
Quidel Corp. (a) (b)	4,981	1,114,450
R1 RCM, Inc. (a)	44,303	493,978
RadNet, Inc. (a)	29,438	467,181

See notes to financial statements.

24

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Reata Pharmaceuticals, Inc., Class A (a)	1,706	$266,170
Repligen Corp. (a) (b)	5,472	676,393
Select Medical Holdings Corp. (a)	31,270	460,607
Simulations Plus, Inc.	8,209	491,062
Surgery Partners, Inc. (a)	9,922	114,798
Syneos Health, Inc. (a)	7,724	449,923
Tandem Diabetes Care, Inc. (a)	3,625	358,585
Tenet Healthcare Corp. (a)	14,138	256,039
The Ensign Group, Inc.	14,489	606,365
The Pennant Group, Inc. (a)	16,748	378,505
Tivity Health, Inc. (a) (b)	11,378	128,913
Triple-S Management Corp., Class B (a) (b)	25,366	482,461
United Therapeutics Corp. (a)	7,339	888,018
Veracyte, Inc. (a)	17,389	450,375
Zynex, Inc. (a) (b)	10,902	271,133
		45,592,879
Industrials (14.1%):
ACCO Brands Corp.	79,349	563,378
ADT, Inc. (b)	97,783	780,308
Advanced Drainage Systems, Inc.	16,391	809,715
AECOM (a)	20,251	761,033
Air Lease Corp.	20,840	610,404
Alamo Group, Inc. (b)	3,780	387,979
Allegiant Travel Co. (b)	2,212	241,573
American Woodmark Corp. (a)	2,544	192,454
ArcBest Corp.	22,925	607,742
Arcosa, Inc.	16,519	697,102
Astec Industries, Inc.	7,527	348,575
Atkore International Group, Inc. (a)	18,334	501,435
Atlas Air Worldwide Holdings, Inc. (a)	15,412	663,178
Avis Budget Group, Inc. (a) (b) (c)	6,120	140,087
Barrett Business Services, Inc.	4,539	241,157
Beacon Roofing Supply, Inc. (a)	10,947	288,672
Bloom Energy Corp., Class A (a) (b)	35,497	386,207
BMC Stock Holdings, Inc. (a)	26,898	676,217
Builders FirstSource, Inc. (a)	25,446	526,732
CAI International, Inc. (a)	25,256	420,765
Carlisle Cos., Inc.	3,494	418,127
Casella Waste Systems, Inc. (a)	7,560	394,027
CBIZ, Inc. (a) (b)	39,423	944,970
Colfax Corp. (a)	10,728	299,311
Construction Partners, Inc., Class A (a) (b)	18,891	335,504
Cornerstone Building Brands, Inc. (a)	32,379	196,217
CSW Industrials, Inc.	15,152	1,047,155
Enphase Energy, Inc. (a)	6,134	291,794
ESCO Technologies, Inc.	5,427	458,744
Evoqua Water Technologies Corp. (a)	15,422	286,849
Federal Signal Corp.	13,476	400,641
Foundation Building Materials, Inc. (a)	40,166	626,991
FTI Consulting, Inc. (a)	7,526	862,103

See notes to financial statements.

25

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Genco Shipping & Trading Ltd.	81,151	$509,628
Generac Holdings, Inc. (a)	7,930	966,905
Gibraltar Industries, Inc. (a)	15,729	755,149
GMS, Inc. (a)	22,899	563,086
Great Lakes Dredge & Dock Corp. (a)	66,509	615,873
Hawaiian Holdings, Inc.	11,140	156,406
Heidrick & Struggles International, Inc.	23,887	516,437
Herc Holdings, Inc. (a)	8,499	261,174
Hub Group, Inc., Class A (a)	8,482	405,949
Kelly Services, Inc., Class A	25,101	396,972
Marten Transport Ltd.	15,116	380,319
Masonite International Corp. (a)	5,170	402,123
McGrath RentCorp	5,655	305,427
Meritor, Inc. (a)	13,145	260,271
Oshkosh Corp.	5,478	392,334
Powell Industries, Inc.	9,681	265,163
Quanta Services, Inc.	23,789	933,242
Resideo Technologies, Inc. (a) (b)	48,927	573,424
Ryder System, Inc.	9,687	363,359
Saia, Inc. (a)	7,033	781,929
Schneider National, Inc., Class B	20,220	498,827
SkyWest, Inc.	16,054	523,681
SPX Corp. (a)	8,086	332,739
Sterling Construction Co., Inc. (a)	49,426	517,490
Tetra Tech, Inc.	5,221	413,086
The Greenbrier Cos., Inc.	13,210	300,528
The Shyft Group, Inc.	28,783	484,707
Triton International Ltd.	18,480	558,835
Tutor Perini Corp. (a)	55,320	673,798
UFP Industries, Inc.	15,329	758,939
UniFirst Corp.	5,058	905,129
Vectrus, Inc. (a)	11,049	542,837
Vicor Corp. (a)	3,775	271,611
Werner Enterprises, Inc.	23,619	1,028,135
WESCO International, Inc. (a)	1,669	58,595
		34,081,253
Information Technology (16.0%):
ACM Research, Inc., Class A (a)	4,132	257,672
Advanced Energy Industries, Inc. (a)	4,752	322,138
Agilysys, Inc. (a)	11,284	202,435
Alteryx, Inc., Class A (a)	2,043	335,624
Amkor Technology, Inc. (a)	52,292	643,715
Appfolio, Inc., Class A (a)	2,589	421,256
Avaya Holdings Corp. (a)	42,695	527,710
Axcelis Technologies, Inc. (a)	10,443	290,838
Benchmark Electronics, Inc.	31,806	687,010
CACI International, Inc., Class A (a)	3,928	851,904
Cardtronics PLC, Class A (a)	5,638	135,199
Ciena Corp. (a)	6,249	338,446
Cirrus Logic, Inc. (a)	8,874	548,236

See notes to financial statements.

26

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Cohu, Inc.	11,922	$206,727
Comtech Telecommunications Corp.	13,028	220,043
Conduent, Inc. (a)	154,063	368,211
CSG Systems International, Inc.	20,537	850,026
Digital Turbine, Inc. (a)	34,729	436,544
Diodes, Inc. (a)	14,282	724,097
DXC Technology Co.	14,783	243,920
EchoStar Corp., Class A (a)	26,822	749,943
Entegris, Inc.	12,156	717,812
Euronet Worldwide, Inc. (a)	3,221	308,636
Everbridge, Inc. (a)	1,944	268,972
Everi Holdings, Inc. (a)	19,216	99,155
Fabrinet (a)	10,006	624,575
Five9, Inc. (a)	2,824	312,532
FormFactor, Inc. (a)	20,004	586,717
Ichor Holdings Ltd. (a)	13,797	366,724
Inphi Corp. (a)	2,336	274,480
Inseego Corp. (a) (b)	16,086	186,598
Insight Enterprises, Inc. (a)	12,574	618,641
Itron, Inc. (a)	10,527	697,414
J2 Global, Inc. (a)	5,472	345,885
Jabil, Inc.	20,899	670,440
KBR, Inc.	25,152	567,178
Knowles Corp. (a)	21,891	334,057
Kulicke & Soffa Industries, Inc.	30,339	631,961
Lattice Semiconductor Corp. (a)	24,938	707,990
Limelight Networks, Inc. (a)	43,578	320,734
LogMeIn, Inc.	4,652	394,350
Lumentum Holdings, Inc. (a)	5,736	467,082
MACOM Technology Solutions Holdings, Inc. (a)	6,482	222,657
ManTech International Corp., Class A	10,792	739,144
Mesa Laboratories, Inc. (b)	1,184	256,691
Methode Electronics, Inc.	23,267	727,326
MKS Instruments, Inc.	5,833	660,529
Model N, Inc. (a)	24,144	839,245
Monolithic Power Systems, Inc.	1,815	430,155
NeoPhotonics Corp. (a)	23,009	204,320
NetScout Systems, Inc. (a)	14,274	364,843
NIC, Inc.	15,522	356,385
Nuance Communications, Inc. (a)	39,220	992,462
Onto Innovation, Inc. (a)	14,802	503,860
Paylocity Holding Corp. (a)	2,452	357,722
PC Connection, Inc.	15,926	738,329
Perficient, Inc. (a) (b)	20,854	746,156
Perspecta, Inc.	12,652	293,906
Photronics, Inc. (a)	41,149	457,988
Plexus Corp. (a)	12,013	847,637
Power Integrations, Inc.	3,347	395,381
Rambus, Inc. (a)	52,365	795,947
Sanmina Corp. (a)	23,622	591,495

See notes to financial statements.

27

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
ScanSource, Inc. (a)	14,039	$338,200
SMART Global Holdings, Inc. (a)	20,365	553,521
SolarEdge Technologies, Inc. (a)	3,662	508,212
Super Micro Computer, Inc. (a)	10,947	310,785
Switch, Inc., Class A (b)	15,111	269,278
Sykes Enterprises, Inc. (a)	27,731	767,039
Synaptics, Inc. (a) (b)	7,005	421,141
SYNNEX Corp.	5,364	642,446
TTEC Holdings, Inc.	8,552	398,181
TTM Technologies, Inc. (a)	49,784	590,438
Ultra Clean Holdings, Inc. (a)	17,936	405,892
Vishay Intertechnology, Inc.	19,785	302,117
Xerox Holdings Corp.	17,145	262,147
Xperi Holding Corp.	75,547	1,115,075
		37,270,277
Materials (3.2%):
Boise Cascade Co.	19,428	730,687
Clearwater Paper Corp. (a)	7,172	259,124
Forterra, Inc. (a)	18,555	207,074
Hecla Mining Co.	147,214	481,390
Innospec, Inc.	4,530	349,943
Louisiana-Pacific Corp.	12,198	312,879
P.H. Glatfelter Co.	39,230	629,642
Reliance Steel & Aluminum Co.	8,900	844,876
Royal Gold, Inc.	2,500	310,800
Schnitzer Steel Industries, Inc.	19,165	338,071
Schweitzer-Mauduit International, Inc.	12,098	404,194
Silgan Holdings, Inc.	17,998	582,955
Stepan Co.	5,142	499,288
The Scotts Miracle-Gro Co.	6,449	867,197
Verso Corp., Class A	25,269	302,217
Warrior Met Coal, Inc.	36,772	565,921
		7,686,258
Real Estate (9.5%):
Agree Realty Corp.	15,502	1,018,636
Alexander & Baldwin, Inc.	23,786	289,951
American Homes 4 Rent Class A	24,151	649,662
Americold Realty Trust	9,056	328,733
Community Healthcare Trust, Inc.	21,544	881,150
CoreSite Realty Corp.	4,180	506,031
Cousins Properties, Inc.	16,775	500,398
CyrusOne, Inc. (b)	4,998	363,605
Easterly Government Properties, Inc.	57,534	1,330,186
EastGroup Properties, Inc.	5,395	639,901
Equity Commonwealth	60,697	1,954,444
Essential Properties Realty Trust, Inc.	19,622	291,190
First Industrial Realty Trust, Inc.	29,804	1,145,666
Gaming and Leisure Properties, Inc.	17,094	591,452
Global Medical REIT, Inc.	28,611	324,163

See notes to financial statements.

28

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Independence Realty Trust, Inc.	42,197	$484,844
Innovative Industrial Properties, Inc. (b)	2,712	238,710
Lamar Advertising Co., Class A	6,905	460,978
Lexington Realty Trust	113,250	1,194,788
Marcus & Millichap, Inc. (a)	11,780	339,971
Newmark Group, Inc., Class A	85,304	414,577
NexPoint Residential Trust, Inc.	11,175	395,036
Office Properties Income Trust	11,759	305,381
Outfront Media, Inc.	14,598	206,854
Piedmont Office Realty Trust, Inc., Class A	30,527	507,053
QTS Realty Trust, Inc., Class A (b)	13,125	841,181
RE/MAX Holdings, Inc.	18,685	587,270
Realogy Holdings Corp.	20,165	149,423
Rexford Industrial Realty, Inc.	24,710	1,023,735
Safehold, Inc.	16,516	949,505
Spirit Realty Capital, Inc.	9,765	340,408
STORE Capital Corp.	16,852	401,246
Taubman Centers, Inc.	6,833	258,014
Terreno Realty Corp.	23,188	1,220,616
The RMR Group, Inc., Class A	19,318	569,301
The St. Joe Co. (a)	24,823	482,063
Uniti Group, Inc.	23,672	221,333
Universal Health Realty Income Trust	7,592	603,488
		23,010,943
Utilities (2.2%):
Black Hills Corp.	8,289	469,655
Clearway Energy, Inc., Class C	53,538	1,234,586
El Paso Electric Co.	10,696	716,632
Hawaiian Electric Industries, Inc.	19,025	686,042
MDU Resources Group, Inc.	25,672	569,405
NorthWestern Corp.	10,021	546,345
PNM Resources, Inc.	11,410	438,600
Portland General Electric Co. (c)	12,161	508,451
		5,169,716
Total Common Stocks (Cost $234,332,091)		237,175,373
Preferred Stocks (0.0%) (f)
Industrials (0.0%): (f)
WESCO International, Inc., Series A (b) (g)	4,510	119,611
Total Preferred Stocks (Cost $119,521)		119,611
Rights (0.0%) (f)
Health Care (0.0%): (f)
Achillion Pharmaceuticals (a) (h) (i)	17,954	8,259
Total Rights (Cost $—)		8,259
See notes to financial statements.

29

Victory Portfolios II VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (5.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (j)	204,231	$204,231
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (j)	6,181,192	6,181,192
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (j)	1,420,218	1,420,218
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (j)	812,689	812,689
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (j)	3,654,010	3,654,010
Total Collateral for Securities Loaned (Cost $12,272,340)		12,272,340
Total Investments (Cost $246,723,952) — 104.6%		249,575,583
Liabilities in excess of other assets — (4.6)%		(10,328,254)
NET ASSETS — 100.00%		$239,247,329

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Affiliated holding. (See Note 9)

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.3% of the Fund's net assets as of June 30, 2020. (See Note 2)

(f)  Amount represents less than 0.05% of net assets.

(g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(h)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were 0.0% of the Fund's net assets.

(i)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of June 30, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(j)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	13	9/18/20	$937,982	$934,440	$(3,542)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(3,542)
	Total net unrealized appreciation (depreciation)				$(3,542)

See notes to financial statements.

30

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (98.5%)
Australia (4.2%):
Consumer Staples (1.4%):
Coca-Cola Amatil Ltd.	126,850	$756,333
Coles Group Ltd.	86,459	1,022,081
Wesfarmers Ltd.	42,539	1,312,988
Woolworths Group Ltd.	48,574	1,246,765
		4,338,167
Energy (0.4%):
Ampol Ltd.	37,286	752,687
Santos Ltd.	144,292	526,530
		1,279,217
Financials (0.2%):
Magellan Financial Group Ltd.	14,912	595,585
Health Care (0.6%):
CSL Ltd.	9,586	1,894,193
Industrials (0.2%):
Qantas Airways Ltd.	198,487	516,569
Materials (1.2%):
BlueScope Steel Ltd.	167,149	1,345,312
Evolution Mining Ltd.	156,433	610,684
Fortescue Metals Group Ltd.	145,454	1,387,012
Northern Star Resources Ltd.	57,951	533,055
		3,876,063
Real Estate (0.2%):
Mirvac Group	515,052	769,512
		13,269,306
Austria (0.8%):
Energy (0.4%):
OMV AG (a)	37,157	1,241,975
Financials (0.4%):
Raiffeisen Bank International AG (a)	64,992	1,157,717
		2,399,692
Belgium (1.4%):
Financials (0.6%):
Ageas	24,502	867,966
Sofina SA	4,231	1,116,735
		1,984,701
Health Care (0.5%):
Galapagos NV (a)	2,223	437,060
UCB SA	8,836	1,023,183
		1,460,243

See notes to financial statements.

31

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (0.3%):
Elia Group SA	7,826	$849,095
		4,294,039
Canada (12.0%):
Communication Services (0.5%):
TELUS Corp. (b) (c)	88,890	1,486,068
Consumer Discretionary (0.4%):
Magna International, Inc.	32,098	1,424,850
Consumer Staples (2.2%):
Alimentation Couche-Tard, Inc., Class B	30,154	942,479
Empire Co. Ltd., Class A	31,127	742,980
Loblaw Cos. Ltd.	51,788	2,513,733
Metro, Inc.	67,583	2,778,743
		6,977,935
Energy (0.8%):
Cameco Corp.	63,266	646,595
TC Energy Corp.	46,171	1,966,166
		2,612,761
Financials (2.3%):
Brookfield Asset Management, Inc., Class A	30,830	1,011,369
Great-West Lifeco, Inc.	58,810	1,027,664
iA Financial Corp., Inc.	22,129	738,608
Intact Financial Corp.	26,291	2,494,171
Power Corp. of Canada (c)	55,392	971,190
TMX Group Ltd.	10,313	1,016,383
		7,259,385
Industrials (1.6%):
Air Canada (a)	19,435	241,867
Ritchie Bros. Auctioneers, Inc.	19,143	776,824
Thomson Reuters Corp.	31,703	2,147,052
WSP Global, Inc.	30,927	1,890,589
		5,056,332
Information Technology (0.2%):
Shopify, Inc., Class A (a)	547	517,991
Materials (2.0%):
B2Gold Corp.	86,918	492,663
Barrick Gold Corp.	22,589	605,856
Franco-Nevada Corp.	5,293	737,017
Kinross Gold Corp. (a)	185,918	1,337,736
Kirkland Lake Gold Ltd. (b)	11,789	483,851
Pan American Silver Corp.	18,391	556,726
Teck Resources Ltd., Class B	94,271	984,239
Wheaton Precious Metals Corp.	14,010	614,198
Yamana Gold, Inc.	78,804	427,000
		6,239,286

See notes to financial statements.

32

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Utilities (2.0%):
Algonquin Power & Utilities Corp. (c)	172,490	$2,222,613
Emera, Inc.	31,589	1,238,975
Hydro One Ltd. (d)	153,583	2,878,836
		6,340,424
		37,915,032
China (0.3%):
Industrials (0.3%):
Yangzijiang Shipbuilding Holdings Ltd.	1,631,900	1,087,894
Denmark (2.2%):
Consumer Discretionary (0.3%):
Pandora A/S	19,668	1,067,877
Consumer Staples (0.4%):
Carlsberg A/S, Class B	9,549	1,261,410
Health Care (0.3%):
Coloplast A/S, Class B	5,460	845,829
Industrials (0.5%):
AP Moller - Maersk A/S, Class A	623	675,955
DSV PANALPINA A/S	7,781	949,533
		1,625,488
Utilities (0.7%):
Orsted A/S (d)	17,899	2,064,496
		6,865,100
Finland (1.1%):
Communication Services (0.7%):
Elisa Oyj	34,193	2,079,192
Energy (0.4%):
Neste Oyj	33,365	1,304,471
		3,383,663
France (9.9%):
Communication Services (0.2%):
Iliad SA (a)	3,599	701,933
Consumer Discretionary (1.1%):
Faurecia SE (a)	11,576	452,067
Peugeot SA (a)	87,831	1,428,419
Renault SA (a)	57,906	1,468,543
		3,349,029
Consumer Staples (0.9%):
Carrefour SA	106,803	1,649,997
Casino Guichard Perrachon SA (a) (c)	32,795	1,211,833
		2,861,830

See notes to financial statements.

33

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Financials (1.6%):
BNP Paribas SA (a)	37,082	$1,473,118
CNP Assurances (a)	53,683	618,016
Credit Agricole SA (a)	147,121	1,392,638
Natixis SA (a)	183,831	480,044
Societe Generale SA (a)	68,313	1,135,545
		5,099,361
Health Care (1.2%):
BioMerieux (a)	5,703	783,374
Sanofi	21,086	2,146,847
Sartorius Stedim Biotech	2,938	742,461
		3,672,682
Industrials (3.4%):
Alstom SA	22,400	1,041,820
Bouygues SA (a)	51,944	1,774,153
Cie de Saint-Gobain	25,513	918,394
Eiffage SA (a)	10,612	970,199
Legrand SA	16,123	1,224,504
Safran SA (a)	7,158	717,287
Schneider Electric SE	18,765	2,083,993
Teleperformance (a)	3,770	956,526
Vinci SA	11,246	1,035,741
		10,722,617
Information Technology (0.9%):
Atos SE (a)	17,401	1,483,390
Ingenico Group SA	8,886	1,417,209
		2,900,599
Real Estate (0.6%):
Gecina SA	6,928	855,933
Icade	12,663	881,795
		1,737,728
		31,045,779
Germany (5.3%):
Communication Services (0.2%):
United Internet AG, Registered Shares	15,577	659,750
Consumer Discretionary (1.1%):
Bayerische Motoren Werke AG	29,287	1,869,026
Delivery Hero SE (a) (d)	16,784	1,714,688
		3,583,714
Financials (1.5%):
Commerzbank AG (a)	224,124	998,596
Deutsche Bank AG, Registered Shares (a) (c)	138,273	1,314,475
Hannover Rueck SE	6,628	1,141,950
Muenchener Rueckversicherungs-Gesellschaft AG, Class R	4,854	1,261,544
		4,716,565

See notes to financial statements.

34

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Health Care (0.8%):
Bayer AG, Registered Shares	19,862	$1,467,649
Merck KGaA	8,412	975,975
		2,443,624
Industrials (0.3%):
Deutsche Lufthansa AG, Registered Shares (a) (c)	43,358	435,455
MTU Aero Engines AG (a)	3,320	574,805
		1,010,260
Information Technology (0.2%):
TeamViewer AG (a) (d)	12,293	671,017
Materials (0.3%):
HeidelbergCement AG	15,201	811,653
Real Estate (0.7%):
Deutsche Wohnen SE	23,778	1,066,919
LEG Immobilien AG (a)	8,343	1,058,863
		2,125,782
Utilities (0.2%):
RWE AG	18,802	656,967
		16,679,332
Hong Kong (2.7%):
Consumer Discretionary (0.2%):
Techtronic Industries Co. Ltd.	74,500	728,616
Consumer Staples (0.4%):
WH Group Ltd. (d)	1,329,000	1,138,587
Industrials (0.5%):
CK Hutchison Holdings Ltd.	273,500	1,757,356
Real Estate (1.6%):
CK Asset Holdings Ltd.	156,500	932,888
Kerry Properties Ltd.	494,000	1,274,764
Sino Land Co. Ltd.	1,430,000	1,798,928
Wheelock & Co. Ltd. (e) (f)	110,000	919,121
		4,925,701
		8,550,260
Ireland (1.2%):
Consumer Discretionary (0.7%):
Flutter Entertainment PLC	17,204	2,258,511
Industrials (0.3%):
Kingspan Group PLC	14,784	952,280

See notes to financial statements.

35

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (0.2%):
James Hardie Industries PLC	43,857	$830,983
		4,041,774
Isle of Man (0.2%):
Consumer Discretionary (0.2%):
GVC Holdings PLC	62,858	575,207
Israel (1.6%):
Financials (0.8%):
Bank Hapoalim BM	153,020	909,911
Israel Discount Bank Ltd., Class A	282,854	858,136
Mizrahi Tefahot Bank Ltd.	43,576	813,615
		2,581,662
Health Care (0.2%):
Teva Pharmaceutical Industries Ltd., ADR (a)	64,261	792,338
Information Technology (0.4%):
Nice Ltd. (a)	6,083	1,133,483
Real Estate (0.2%):
Azrieli Group Ltd.	13,130	594,481
		5,101,964
Italy (2.7%):
Communication Services (0.4%):
Telecom Italia SpA	2,918,455	1,146,273
Financials (0.6%):
Poste Italiane SpA (d)	86,504	751,997
UniCredit SpA	124,006	1,140,407
		1,892,404
Health Care (0.2%):
DiaSorin SpA	3,971	759,991
Industrials (0.5%):
Leonardo SpA	137,766	912,921
Prysmian SpA	34,134	790,524
		1,703,445
Information Technology (0.3%):
Nexi SpA (a) (d)	55,344	957,261
Utilities (0.7%):
Enel SpA	255,008	2,199,081
		8,658,455
Japan (27.8%):
Communication Services (1.6%):
KDDI Corp.	36,600	1,097,135
Nexon Co. Ltd.	14,100	318,503
Nippon Telegraph & Telephone Corp.	50,800	1,184,478
NTT DOCOMO, Inc.	48,300	1,290,268

See notes to financial statements.

36

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Square Enix Holdings Co. Ltd.	7,700	$388,265
Z Holdings Corp.	165,300	805,931
		5,084,580
Consumer Discretionary (3.8%):
Bandai Namco Holdings, Inc.	8,900	467,501
Casio Computer Co. Ltd.	49,200	852,797
Hikari Tsushin, Inc.	2,100	477,870
Honda Motor Co. Ltd.	35,000	893,938
Iida Group Holdings Co. Ltd.	62,900	962,580
Mazda Motor Corp.	62,700	375,439
Nitori Holdings Co. Ltd.	2,800	548,269
Pan Pacific International Holdings Corp.	19,900	436,975
Rinnai Corp.	6,100	508,875
Sekisui House Ltd.	59,100	1,124,371
Sony Corp.	11,700	800,786
Subaru Corp.	16,800	349,049
Sumitomo Electric Industries Ltd.	38,200	438,883
The Yokohama Rubber Co. Ltd. (c)	49,200	690,446
Toyoda Gosei Co. Ltd.	36,400	756,443
Toyota Industries Corp.	15,600	825,657
Toyota Motor Corp.	17,800	1,115,666
Yamada Denki Co. Ltd.	95,300	472,591
		12,098,136
Consumer Staples (2.6%):
Ajinomoto Co., Inc.	27,800	461,766
Asahi Group Holdings Ltd.	13,500	472,503
Cosmos Pharmaceutical Corp.	2,800	429,272
Kobe Bussan Co. Ltd.	6,900	388,858
Lawson, Inc.	9,300	466,358
NH Foods Ltd.	21,900	877,949
Seven & i Holdings Co. Ltd.	31,400	1,024,498
Sundrug Co. Ltd.	32,600	1,078,760
Toyo Suisan Kaisha Ltd.	24,700	1,380,553
Tsuruha Holdings, Inc.	6,800	935,997
Welcia Holdings Co. Ltd.	4,800	386,634
Yamazaki Baking Co. Ltd.	22,100	380,197
		8,283,345
Energy (0.6%):
ENEOS Holdings, Inc.	191,900	679,481
Idemitsu Kosan Co. Ltd.	25,344	537,255
Inpex Corp.	86,700	535,943
		1,752,679
Financials (4.2%):
ACOM Co. Ltd.	209,300	797,352
Concordia Financial Group Ltd.	210,100	671,868
Fukuoka Financial Group, Inc.	42,000	662,205
Japan Post Bank Co. Ltd.	66,700	495,837
Japan Post Holdings Co. Ltd.	77,400	550,054

See notes to financial statements.

37

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Mebuki Financial Group, Inc.	383,400	$888,446
Mitsubishi UFJ Financial Group, Inc.	207,600	811,273
Mitsubishi UFJ Lease & Finance Co. Ltd.	143,500	678,361
Mizuho Financial Group, Inc.	457,200	560,243
Nomura Holdings, Inc.	197,500	883,107
ORIX Corp.	59,900	737,611
Resona Holdings, Inc.	226,500	772,181
Shinsei Bank Ltd.	54,700	658,114
Sumitomo Mitsui Financial Group, Inc.	34,800	978,019
Sumitomo Mitsui Trust Holdings, Inc.	30,200	846,782
The Bank of Kyoto Ltd.	19,600	693,998
The Chiba Bank Ltd.	154,400	727,026
The Shizuoka Bank Ltd.	126,600	813,216
		13,225,693
Health Care (1.9%):
Astellas Pharma, Inc.	60,000	1,000,788
Chugai Pharmaceutical Co. Ltd.	24,300	1,298,508
Daiichi Sankyo Co. Ltd.	5,200	424,444
Hoya Corp.	5,569	529,619
Kyowa Kirin Co. Ltd.	17,300	453,647
M3, Inc.	8,500	361,241
Medipal Holdings Corp.	50,200	965,984
Olympus Corp.	20,500	394,381
Ono Pharmaceutical Co. Ltd.	14,400	418,712
		5,847,324
Industrials (5.2%):
Asahi Glass Co. Ltd.	29,500	838,091
Dai Nippon Printing Co. Ltd.	39,500	903,976
Daifuku Co. Ltd.	3,500	305,603
Hankyu Hanshin Holdings, Inc.	16,900	570,983
ITOCHU Corp.	48,000	1,032,878
Kajima Corp.	71,700	853,342
Kurita Water Industries Ltd.	12,500	346,550
LIXIL Group Corp.	22,500	314,084
Marubeni Corp.	164,800	744,682
Mitsubishi Corp.	44,400	934,217
Mitsui & Co. Ltd.	65,000	960,676
Miura Co. Ltd.	7,300	303,476
Nagoya Railroad Co. Ltd. (c)	19,300	544,733
NGK Insulators Ltd.	56,600	780,653
Nippon Yusen KK	51,900	729,299
Obayashi Corp.	84,200	786,704
SG Holdings Co. Ltd.	11,900	388,265
Shimizu Corp.	96,800	794,068
Sumitomo Corp.	75,900	868,504
Sumitomo Heavy Industries Ltd.	14,100	306,479
Tobu Railway Co. Ltd.	32,200	1,064,031
Toppan Printing Co. Ltd.	53,700	894,461
Toyota Tsusho Corp.	26,000	657,682
West Japan Railway Co.	9,500	532,391
		16,455,828

See notes to financial statements.

38

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Information Technology (2.3%):
Advantest Corp.	10,200	$578,616
Brother Industries Ltd.	39,700	714,626
FUJIFILM Holdings Corp.	21,000	897,344
Fujitsu Ltd.	8,400	982,602
Hitachi Ltd.	22,800	719,177
Kyocera Corp.	14,100	766,524
Lasertec Corp.	2,900	273,105
NEC Corp.	24,100	1,154,906
Ricoh Co. Ltd.	97,700	696,402
SUMCO Corp. (b)	14,400	220,101
TDK Corp.	3,400	336,581
		7,339,984
Materials (2.5%):
Hitachi Metals Ltd.	25,200	299,686
JFE Holdings, Inc.	87,000	622,552
Mitsubishi Chemical Holdings Corp.	131,400	764,150
Mitsubishi Gas Chemical Co., Inc.	43,600	658,738
Mitsubishi Materials Corp.	33,500	706,424
Mitsui Chemicals, Inc.	38,800	808,116
Oji Holdings Corp.	147,600	685,430
Showa Denko KK (c)	21,700	485,954
Sumitomo Chemical Co. Ltd.	98,900	295,183
Taiheiyo Cement Corp.	30,300	699,890
Teijin Ltd.	62,900	999,310
Tosoh Corp.	51,200	697,632
		7,723,065
Real Estate (2.2%):
Aeon Mall Co. Ltd.	57,600	763,480
Daiwa House Industry Co. Ltd.	31,900	751,632
Daiwa House REIT Investment Corp.	151	355,508
GLP J-REIT	245	355,402
Hulic Co. Ltd. (c)	88,000	825,472
Japan Real Estate Investment Corp.	115	589,470
Mitsubishi Estate Co. Ltd.	25,800	383,227
Nippon Building Fund, Inc.	101	574,816
Nippon Prologis REIT, Inc.	442	1,343,801
Nomura Real Estate Holdings, Inc.	16,700	309,589
Nomura Real Estate Master Fund, Inc.	422	506,157
		6,758,554
Utilities (0.9%):
Chubu Electric Power Co., Inc.	79,000	990,017
Electric Power Development Co. Ltd.	44,200	837,827
The Kansai Electric Power Co., Inc.	42,200	408,760
Tokyo Electric Power Co. Holdings (a)	224,200	687,864
		2,924,468
		87,493,656

See notes to financial statements.

39

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Luxembourg (0.3%):
Materials (0.3%):
ArcelorMittal SA (a)	87,120	$916,847
Netherlands (2.8%):
Consumer Staples (0.7%):
Koninklijke Ahold Delhaize NV	80,570	2,195,348
Energy (0.3%):
Koninklijke Vopak NV	18,049	954,397
Financials (1.5%):
Aegon NV	451,567	1,345,546
EXOR NV	22,096	1,261,707
NN Group NV	58,692	1,971,012
		4,578,265
Industrials (0.3%):
AerCap Holdings NV (a)	32,472	1,000,138
		8,728,148
New Zealand (1.0%):
Health Care (1.0%):
Fisher & Paykel Healthcare Corp. Ltd.	98,260	2,251,870
Ryman Healthcare Ltd.	92,699	780,548
		3,032,418
Norway (1.0%):
Consumer Staples (1.0%):
Mowi ASA	42,185	798,703
Orkla ASA, Class A	282,256	2,466,485
		3,265,188
Portugal (0.3%):
Utilities (0.3%):
Energias de Portugal SA	207,591	990,916
Singapore (2.4%):
Consumer Staples (0.7%):
Wilmar International Ltd.	778,000	2,280,936
Financials (0.4%):
Singapore Exchange Ltd.	199,000	1,189,678
Real Estate (1.3%):
Ascendas Real Estate Investment Trust	452,254	1,027,666
Mapletree Commercial Trust	1,495,600	2,069,107
Mapletree Logistics Trust	653,600	908,916
		4,005,689
		7,476,303
Spain (2.2%):
Communication Services (0.6%):
Cellnex Telecom SA (d)	31,367	1,910,874

See notes to financial statements.

40

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Energy (0.5%):
Repsol SA	163,151	$1,426,735
Industrials (0.3%):
Ferrovial SA	39,393	1,048,592
Utilities (0.8%):
Iberdrola SA	213,229	2,471,526
		6,857,727
Sweden (3.9%):
Consumer Discretionary (0.2%):
Evolution Gaming Group AB (d)	8,429	502,665
Consumer Staples (1.6%):
Essity AB, Class B (a)	32,248	1,042,207
ICA Gruppen AB	48,443	2,297,190
Swedish Match AB	26,105	1,835,292
		5,174,689
Financials (1.0%):
EQT AB	52,951	949,994
L E Lundbergforetagen AB, Class B (a) (c)	50,368	2,285,756
		3,235,750
Industrials (1.1%):
Investment AB Latour, Class B (c)	49,138	891,342
Nibe Industrier AB, Class B (a)	37,358	825,620
Skanska AB, Class B (a)	88,776	1,805,697
		3,522,659
		12,435,763
Switzerland (2.4%):
Financials (0.5%):
Banque Cantonale Vaudoise, Registered Shares	16,405	1,594,534
Health Care (0.8%):
Roche Holding AG	6,777	2,348,402
Information Technology (0.3%):
STMicroelectronics NV	39,003	1,060,114
Real Estate (0.8%):
Swiss Prime Site AG, Registered Shares	28,336	2,619,633
		7,622,683
United Kingdom (8.6%):
Communication Services (0.7%):
BT Group PLC	416,109	586,384
Vodafone Group PLC	995,017	1,584,267
WPP PLC	150,396	1,172,216
		3,342,867

See notes to financial statements.

41

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Discretionary (1.9%):
Barratt Developments PLC	165,988	$1,017,069
Berkeley Group Holdings PLC	28,145	1,448,425
Fiat Chrysler Automobiles NV (a)	112,221	1,127,315
JD Sports Fashion PLC	59,559	457,886
Persimmon PLC	40,411	1,141,446
Taylor Wimpey PLC	571,176	1,006,397
		6,198,538
Consumer Staples (2.4%):
British American Tobacco PLC	37,461	1,436,980
Imperial Brands PLC	77,535	1,473,924
J Sainsbury PLC	691,363	1,782,823
Tesco PLC	641,177	1,807,103
Wm Morrison Supermarkets PLC	481,144	1,132,828
		7,633,658
Financials (1.4%):
3i Group PLC	70,838	728,756
Barclays PLC	927,341	1,311,056
London Stock Exchange Group PLC	18,178	1,877,276
Royal Bank of Scotland Group PLC	287,973	432,678
		4,349,766
Industrials (0.1%):
Melrose Industries PLC	223,984	315,501
Materials (0.6%):
Anglo American PLC	51,806	1,196,636
Evraz PLC (b)	149,453	532,574
		1,729,210
Real Estate (0.8%):
Segro PLC	235,126	2,600,180
Utilities (0.3%):
SSE PLC	51,391	866,444
		27,036,164
United States (0.2%):
Health Care (0.2%):
Bausch Health Cos., Inc. (a)	34,266	624,939
Total Common Stocks (Cost $326,650,394)		310,348,249
Preferred Stocks (0.9%)
Germany (0.9%):
Consumer Discretionary (0.9%):
Porsche Automobil Holding SE (a)	23,376	1,343,198
Volkswagen AG (a)	8,686	1,316,436
		2,659,634
Total Preferred Stocks (Cost $2,994,141)		2,659,634

See notes to financial statements.

42

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Rights (0.0%) (g)
Spain (0.0%): (g)
Energy (0.0%): (g)
Repsol SA, Expires 7/7/20 (a)	160,425	$78,073
Total Rights (Cost $88,696)		78,073
Collateral for Securities Loaned^ (2.6%)
United States (2.6%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (h)	134,958	134,958
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (h)	4,084,598	4,084,598
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (h)	938,495	938,495
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (h)	537,034	537,034
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (h)	2,414,609	2,414,609
Total Collateral for Securities Loaned (Cost $8,109,694)		8,109,694
Total Investments (Cost $337,842,925) — 102.0%		321,195,650
Liabilities in excess of other assets — (2.0)%		(6,191,486)
NET ASSETS — 100.00%		$315,004,164

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $12,590,421 and amounted to 4.0% of net assets.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were 0.3% of the Fund's net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.3% of the Fund's net assets as of June 30, 2020. (See Note 2)

(g)  Amount represents less than 0.05% of net assets.

(h)  Rate disclosed is the daily yield on June 30, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

43

Victory Portfolios II VictoryShares USAA MSCI International Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	13	9/18/20	$1,149,742	$1,155,960	$6,218
	Total unrealized appreciation				$6,218
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$6,218

See notes to financial statements.

44

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments June 30, 2020
Security Description	Shares	Value
Common Stocks (97.9%)
Brazil (5.4%):
Communication Services (0.6%):
TIM Participacoes SA	359,392	$929,440
Consumer Discretionary (0.4%):
Lojas Renner SA	44,386	337,899
Magazine Luiza SA	19,984	260,773
		598,672
Consumer Staples (1.0%):
JBS SA	145,952	562,192
Natura & Co. Holding SA	86,124	625,837
Raia Drogasil SA	18,500	372,709
		1,560,738
Energy (0.5%):
Cosan SA	61,300	791,760
Financials (0.7%):
Banco BTG Pactual SA	28,200	392,894
IRB Brasil Resseguros SA	58,200	116,595
Sul America SA	84,700	695,241
		1,204,730
Health Care (0.5%):
Hapvida Participacoes E Investimentos SA (b)	41,000	464,226
Notre Dame Intermedica Participacoes SA	33,700	417,414
		881,640
Industrials (0.8%):
Localiza Rent a Car SA	39,115	291,432
WEG SA	116,100	1,070,121
		1,361,553
Materials (0.2%):
Vale SA	37,585	382,777
Real Estate (0.3%):
BR Malls Participacoes SA	126,898	232,959
Multiplan Empreendimentos Imobiliarios SA	71,996	268,798
		501,757
Utilities (0.4%):
Centrais Eletricas Brasileiras SA	73,548	415,238
Cia de Saneamento Basico do Estado de Sao Paulo	28,076	295,036
		710,274
		8,923,341
Chile (0.6%):
Consumer Staples (0.6%):
Cencosud SA	746,170	1,045,693

See notes to financial statements.

45

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
China (25.1%):
Communication Services (1.1%):
China Telecom Corp. Ltd., Class H	3,419,952	$957,531
JOYY, Inc., ADR (a) (c)	8,878	786,147
		1,743,678
Consumer Discretionary (3.8%):
BAIC Motor Corp. Ltd., Class H (b)	1,254,444	542,212
Brilliance China Automotive Holdings Ltd.	582,000	521,141
China Yuhua Education Corp. Ltd. (b)	266,000	218,279
Dongfeng Motor Group Co. Ltd., Class H	1,048,482	626,347
Great Wall Motor Co. Ltd., Class H	897,500	560,471
Guangzhou Automobile Group Co. Ltd.	607,061	437,842
Koolearn Technology Holding Ltd. (a) (b)	69,000	276,874
Li Ning Co. Ltd.	207,000	657,020
Meituan Dianping Class B (a)	26,500	587,753
Pinduoduo, Inc., ADR (a) (c)	4,868	417,869
Vipshop Holdings Ltd., ADR (a)	29,002	577,430
Zhongsheng Group Holdings Ltd.	144,854	801,790
		6,225,028
Energy (0.3%):
Yanzhou Coal Mining Co. Ltd., Class H	700,536	523,338
Financials (8.0%):
Agricultural Bank of China Ltd., Class H (d)	2,773,640	1,116,549
Bank of China Ltd., Class H (a) (d)	3,266,084	1,209,434
Bank of Communications Co. Ltd., Class H	2,072,181	1,277,993
China Cinda Asset Management Co. Ltd., Class H	4,214,166	826,472
China CITIC Bank Corp. Ltd., Class H	2,263,619	987,173
China Construction Bank Corp., Class H (d)	1,396,235	1,129,534
China Everbright Bank Co. Ltd., Class H	2,590,633	972,684
China Galaxy Securities Co. Ltd., Class H (a)	692,500	374,375
China Huarong Asset Management Co. Ltd., Class H (b)	6,058,714	609,745
China Minsheng Banking Corp. Ltd., Class H	1,800,788	1,236,082
Chongqing Rural Commercial Bank Co. Ltd., Class H	1,997,488	786,062
GF Securities Co. Ltd., Class H	352,200	377,173
Huatai Securities Co. Ltd., Class H (b)	215,000	342,316
Industrial & Commercial Bank of China Ltd., Class H	1,693,038	1,026,686
Postal Savings Bank of China Co. Ltd., Class H (b)	1,752,848	1,006,416
		13,278,694
Health Care (2.5%):
AK Medical Holdings Ltd. (b)	96,000	305,324
China Medical System Holdings Ltd.	465,920	548,852
China Resources Pharmaceutical Group Ltd. (b)	1,115,137	643,145
Luye Pharma Group Ltd. (b)	1,146,529	701,191
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	502,708	1,118,217
Shanghai Pharmaceuticals Holding Co. Ltd.	526,653	884,726
		4,201,455

See notes to financial statements.

46

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Industrials (5.7%):
A-Living Services Co. Ltd., Class H (b)	163,824	$825,414
China Communications Construction Co. Ltd., Class H	1,506,005	849,143
China Conch Venture Holdings Ltd.	217,289	916,766
China Lesso Group Holdings Ltd.	499,375	649,472
China Railway Construction Corp. Ltd.	886,340	696,451
China Railway Group Ltd., Class H	1,681,872	863,673
China State Construction International Holdings Ltd.	422,000	246,107
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	626,000	279,463
Country Garden Services Holdings Co. Ltd.	186,159	864,688
Fosun International Ltd.	601,500	765,219
Sinopec Engineering Group Co. Ltd., Class H	1,726,538	735,128
Weichai Power Co. Ltd.	352,891	657,477
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (a)	828,024	637,809
ZTO Express Cayman, Inc., ADR	12,072	443,163
		9,429,973
Information Technology (0.7%):
Semiconductor Manufacturing International Corp. (a)	103,000	358,818
Silergy Corp.	6,000	390,449
Xinyi Solar Holdings Ltd.	404,000	382,605
		1,131,872
Materials (0.7%):
Anhui Conch Cement Co. Ltd., Class H	52,311	352,320
China Hongqiao Group Ltd.	691,000	306,697
China National Building Material Co. Ltd., Class H	474,697	505,293
		1,164,310
Real Estate (2.0%):
China Aoyuan Group Ltd.	168,965	204,272
China Vanke Co. Ltd.	215,105	679,970
Kaisa Group Holdings Ltd.	948,442	357,328
Logan Group Co. Ltd.	184,058	325,823
Longfor Group Holdings Ltd. (b)	145,790	693,168
Seazen Group Ltd.	412,000	357,755
SOHO China Ltd. (a)	858,500	301,288
Sunac China Holdings Ltd.	96,584	404,383
		3,323,987
Utilities (0.3%):
China Power International Development Ltd.	2,467,865	452,150
		41,474,485
Greece (0.6%):
Communication Services (0.3%):
Hellenic Telecommunications Organization SA	40,963	552,553
Consumer Discretionary (0.3%):
FF Group (a) (e) (f)	14,913	4,020
OPAP SA	47,244	448,111
		452,131
		1,004,684

See notes to financial statements.

47

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Hong Kong (7.5%):
Communication Services (0.5%):
China Unicom Hong Kong Ltd.	1,370,055	$740,671
Consumer Discretionary (0.2%):
Bosideng International Holdings Ltd.	968,000	299,750
Consumer Staples (0.5%):
Hengan International Group Co. Ltd.	60,000	469,908
Sun Art Retail Group Ltd.	246,500	421,093
		891,001
Financials (0.5%):
China Everbright Ltd.	529,067	765,908
Health Care (0.6%):
China Traditional Chinese Medicine Holdings Co. Ltd.	1,383,122	667,429
Sino Biopharmaceutical Ltd.	207,000	389,939
		1,057,368
Industrials (1.7%):
CITIC Ltd.	1,260,703	1,184,179
Shanghai Industrial Holdings Ltd.	738,209	1,135,347
Sinotruk Hong Kong Ltd.	205,029	530,399
		2,849,925
Information Technology (0.4%):
Kingboard Holdings Ltd.	259,822	673,822
Materials (0.8%):
China Resources Cement Holdings Ltd.	543,390	665,351
Nine Dragons Paper Holdings Ltd.	687,151	621,503
		1,286,854
Real Estate (1.4%):
China Jinmao Holdings Group Ltd.	394,000	277,055
China Overseas Property Holdings Ltd.	260,000	275,081
China Resources Land Ltd.	196,514	744,174
Shimao Group Holdings Ltd.	68,016	287,844
Yuexiu Property Co. Ltd.	4,388,000	781,302
		2,365,456
Utilities (0.9%):
Beijing Enterprises Holdings Ltd.	276,848	925,154
China Resources Power Holdings Co. Ltd.	420,000	493,675
		1,418,829
		12,349,584
Hungary (0.7%):
Health Care (0.7%):
Richter Gedeon Nyrt	54,774	1,131,663

See notes to financial statements.

48

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
India (2.4%):
Communication Services (0.5%):
Bharti Airtel Ltd. (a)	112,824	$836,575
Financials (0.7%):
HDFC Asset Management Co. Ltd. (b)	10,306	338,969
REC Ltd.	505,286	723,426
		1,062,395
Health Care (0.3%):
Dr. Reddy's Laboratories Ltd.	10,796	564,074
Materials (0.5%):
Berger Paints India Ltd.	70,748	462,791
Hindalco Industries Ltd.	177,554	343,802
		806,593
Real Estate (0.1%):
DLF Ltd.	105,626	207,115
Utilities (0.3%):
Indraprastha Gas Ltd.	70,809	414,798
		3,891,550
Indonesia (0.7%):
Consumer Staples (0.6%):
PT Indofood Sukses Makmur Tbk (a)	2,008,733	917,535
Materials (0.1%):
PT Indah Kiat Pulp & Paper Corp. Tbk	562,770	235,390
		1,152,925
Korea, Republic Of (21.4%):
Communication Services (2.2%):
Kakao Corp.	4,856	1,079,918
LG Uplus Corp.	74,378	754,385
NAVER Corp.	2,541	564,033
SK Telecom Co. Ltd.	7,321	1,284,226
		3,682,562
Consumer Discretionary (3.5%):
Hankook Tire & Technology Co. Ltd.	22,583	462,793
HLB, Inc. (a)	2,340	180,142
Hyundai Department Store Co. Ltd.	15,563	728,434
Hyundai Mobis Co. Ltd.	4,868	777,035
Hyundai Motor Co.	8,987	729,958
Kia Motors Corp.	33,143	883,097
LG Electronics, Inc.	15,676	823,647
Lotte Shopping Co. Ltd.	8,624	569,986
Shinsegae, Inc.	3,079	564,426
		5,719,518

See notes to financial statements.

49

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Consumer Staples (2.5%):
CJ CheilJedang Corp.	4,301	$1,165,670
E-MART, Inc.	9,470	830,598
GS Retail Co. Ltd.	25,993	787,667
KT&G Corp.	20,007	1,300,700
		4,084,635
Financials (4.8%):
BNK Financial Group, Inc.	230,515	958,203
Hana Financial Group, Inc.	38,974	874,837
Hyundai Marine & Fire Insurance Co. Ltd.	20,651	393,156
Industrial Bank of Korea	157,789	1,059,929
KB Financial Group, Inc.	37,048	1,045,666
Korea Investment Holdings Co. Ltd.	8,062	298,257
Meritz Securities Co. Ltd.	146,054	367,913
Mirae Asset Daewoo Co. Ltd.	75,133	416,625
Samsung Securities Co. Ltd.	19,393	424,829
Shinhan Financial Group Co. Ltd.	42,033	1,004,655
Woori Financial Group, Inc.	137,034	1,003,674
		7,847,744
Industrials (3.7%):
Daelim Industrial Co. Ltd.	14,143	967,676
Daewoo Engineering & Construction Co. Ltd. (a)	209,268	596,740
GS Engineering & Construction Corp.	35,677	728,163
Hanwha Corp.	51,718	952,366
Hyundai Heavy Industries Holdings Co. Ltd.	3,435	702,507
LG Corp.	18,176	1,075,887
Lotte Corp.	13,241	347,854
Posco International Corp.	60,110	697,123
		6,068,316
Information Technology (1.6%):
KMW Co. Ltd. (a)	9,870	525,153
LG Innotek Co. Ltd.	3,012	436,957
Samsung Electronics Co. Ltd.	21,655	950,563
SK Hynix, Inc.	10,148	717,957
		2,630,630
Materials (2.1%):
Hanwha Chemical Corp.	54,830	877,480
Hyundai Steel Co.	41,509	707,432
Kumho Petrochemical Co. Ltd.	5,578	345,480
Lotte Chemical Corp.	5,184	719,731
POSCO	5,900	853,473
		3,503,596
Utilities (1.0%):
Korea Electric Power Corp. (a)	53,353	864,932
Korea Gas Corp.	37,677	820,665
		1,685,597
		35,222,598

See notes to financial statements.

50

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Luxembourg (0.6%):
Financials (0.6%):
Reinet Investments SCA	54,713	$959,075
Malaysia (1.9%):
Communication Services (0.4%):
Telekom Malaysia Bhd	760,900	736,928
Consumer Staples (0.7%):
PPB Group Bhd	259,051	1,074,895
Health Care (0.4%):
Top Glove Corp. Bhd	182,500	685,706
Industrials (0.4%):
MISC Bhd	359,300	642,296
		3,139,825
Mexico (0.2%):
Real Estate (0.2%):
Fibra Uno Administracion SA de CV	411,197	324,765
Philippines (0.2%):
Communication Services (0.2%):
PLDT, Inc.	16,375	410,813
Poland (2.9%):
Communication Services (1.4%):
CD Projekt SA (a)	3,506	350,011
Cyfrowy Polsat SA	178,001	1,183,478
Orange Polska SA (a)	434,344	683,526
		2,217,015
Consumer Staples (0.6%):
Dino Polska SA (a) (b)	20,899	1,059,836
Materials (0.3%):
KGHM Polska Miedz SA (a)	19,865	456,493
Utilities (0.6%):
PGE Polska Grupa Energetyczna SA (a)	567,211	985,681
		4,719,025
Russian Federation (3.9%):
Communication Services (0.2%):
Mobile TeleSystems PJSC, ADR (d)	40,668	373,739
Energy (1.3%):
Gazprom PJSC	316,014	857,021
LUKOIL PJSC	7,034	521,175
Surgutneftegas PJSC	1,284,600	692,560
		2,070,756
Financials (0.6%):
Moscow Exchange MICEX PJSC	346,200	549,999
Sberbank of Russia PJSC	147,320	419,293
		969,292

See notes to financial statements.

51

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Materials (1.3%):
Magnitogorsk Iron & Steel Works PJSC	788,851	$409,458
MMC Norilsk Nickel PJSC	3,346	878,124
Polymetal International PLC	22,097	432,516
Polyus PJSC	2,572	432,683
		2,152,781
Utilities (0.5%):
Inter RAO UES PJSC	12,434,029	846,334
		6,412,902
Singapore (0.3%):
Industrials (0.3%):
BOC Aviation Ltd. (b)	66,995	427,879
South Africa (2.2%):
Health Care (0.4%):
Aspen Pharmacare Holdings Ltd. (a)	86,731	716,361
Materials (1.8%):
Anglo American Platinum Ltd.	4,309	311,012
AngloGold Ashanti Ltd.	27,071	787,731
Gold Fields Ltd.	28,262	263,865
Impala Platinum Holdings Ltd.	49,907	333,192
Northam Platinum Ltd. (a)	77,329	517,159
Sasol Ltd. (a)	36,420	277,106
Sibanye Stillwater Ltd. (a)	172,819	374,980
		2,865,045
		3,581,406
Taiwan (15.4%):
Consumer Discretionary (0.6%):
Hotai Motor Co. Ltd.	43,000	1,024,556
Financials (6.7%):
Chang Hwa Commercial Bank Ltd.	1,396,000	915,542
E.Sun Financial Holding Co. Ltd.	1,883,457	1,774,648
Hua Nan Financial Holdings Co. Ltd.	1,603,163	1,086,724
Shin Kong Financial Holding Co. Ltd.	3,635,000	1,059,533
Sinopac Financial Holdings Co. Ltd.	4,167,965	1,532,730
Taiwan Business Bank	2,710,240	992,072
Taiwan Cooperative Financial Holding Co. Ltd.	3,049,970	2,144,991
Yuanta Financial Holding Co. Ltd.	2,459,554	1,454,667
		10,960,907
Information Technology (6.6%):
Chicony Electronics Co. Ltd.	275,000	794,116
Compal Electronics, Inc. (d)	1,284,000	837,737
Foxconn Technology Co. Ltd.	679,000	1,300,259
Innolux Corp.	1,673,461	448,079
Lite-On Technology Corp.	380,000	596,316
MediaTek, Inc.	66,000	1,295,192
See notes to financial statements.

52

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Pegatron Corp.	217,000	$470,708
Powertech Technology, Inc. (d)	273,322	991,220
Realtek Semiconductor Corp.	52,000	526,970
Synnex Technology International Corp.	421,000	594,304
United Microelectronics Corp.	1,875,142	1,010,516
Walsin Technology Corp.	26,855	162,926
Wistron Corp.	1,195,000	1,449,982
Zhen Ding Technology Holding Ltd.	105,000	457,303
		10,935,628
Materials (1.5%):
Asia Cement Corp.	777,500	1,148,943
Taiwan Cement Corp. (d)	952,575	1,380,216
		2,529,159
		25,450,250
Thailand (2.3%):
Consumer Staples (1.4%):
Charoen Pokphand Foods PCL	1,247,200	1,281,197
Osotspa PCL	872,700	1,072,963
		2,354,160
Utilities (0.9%):
B Grimm Power PCL	285,200	493,673
Gulf Energy Development PCL	755,400	922,635
		1,416,308
		3,770,468
Turkey (3.6%):
Communication Services (0.6%):
Turkcell Iletisim Hizmetleri A/S	437,314	1,048,826
Consumer Staples (0.3%):
Anadolu Efes Biracilik Ve Malt Sanayii A/S	163,891	509,742
Financials (1.8%):
Akbank TAS (a)	430,623	381,952
Haci Omer Sabanci Holding A/S	667,362	899,584
Turkiye Garanti Bankasi A/S (a)	500,821	618,104
Turkiye Is Bankasi A/S (a) (c)	863,059	702,560
Yapi ve Kredi Bankasi A/S (a)	1,130,613	402,450
		3,004,650
Industrials (0.6%):
Aselsan Elektronik Sanayi Ve Ticaret A/S	79,777	378,009
Turk Hava Yollari AO (a)	366,264	668,971
		1,046,980
Materials (0.3%):
Eregli Demir ve Celik Fabrikalari TAS (a)	328,758	411,502
		6,021,700
Total Common Stocks (Cost $178,032,432)		161,414,631

See notes to financial statements.

53

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020
Security Description	Shares	Value
Preferred Stocks (0.9%)
Brazil (0.9%):
Communication Services (0.7%):
Telefonica Brasil SA	127,236	$1,112,979
Utilities (0.2%):
Cia Paranaense de Energia	36,700	406,515
		1,519,494
Total Preferred Stocks (Cost $1,863,800)		1,519,494
Collateral for Securities Loaned^ (0.3%)
United States (0.3%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (g)	6,740	6,740
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (g)	203,983	203,983
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (g)	46,868	46,868
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (g)	26,819	26,819
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (g)	120,584	120,584
Total Collateral for Securities Loaned (Cost $404,994)		404,994
Total Investments (Cost $180,301,226) — 99.1%		163,339,119
Other assets in excess of liabilities — 0.9%		1,552,889
NET ASSETS — 100.00%		$164,892,008

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $8,454,994 and amounted to 5.1% of net assets.

(c)  All or a portion of this security is on loan.

(d)  All or a portion of this security has been segregated as collateral for derivative instruments.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were less than 0.05% of the Fund's net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of June 30, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(g)  Rate disclosed is the daily yield on June 30, 2020.

ADR — American Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

54

Victory Portfolios II VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	Schedule of Portfolio Investments — continued June 30, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Mini MSCI Emerging Markets Index Futures	16	9/18/20	$782,164	$788,560	$6,396
	Total unrealized appreciation				$6,396
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$6,396

See notes to financial statements.

55

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares USAA MSCI USA Value Momentum ETF		VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
ASSETS:
Affiliated investments, at value (Cost $—and $355,384)	$—		$365,373
Unaffiliated investments, at value (Cost $484,653,020 and $246,348,568)	474,012,749	(a)	249,210,210	(b)
Cash and cash equivalents	1,236,549		947,718
Deposits with brokers for futures contracts	339,510		224,300
Receivables:
Interest and dividends	559,450		377,945
Investments sold	2,254,957		453,894
Variation margin on open futures contracts	19,543		8,626
From Adviser	55,866		19,574
Prepaid expenses	1,790		754
Total Assets	478,480,414		251,608,394
LIABILITIES:
Payables:
Collateral received on loaned securities	11,729,645		12,272,340
Capital shares redeemed	2,265,109		—
Accrued expenses and other payables:
Investment advisory fees	58,366		29,928
Administration fees	7,720		4,033
Custodian fees	3,968		2,546
Compliance fees	335		168
Trustees' fees	636		48
Other accrued expenses	67,285		52,002
Total Liabilities	14,133,064		12,361,065
NET ASSETS:
Capital	534,698,635		262,879,054
Total distributable earnings/(loss)	(70,351,285)		(23,631,725)
Net Assets	$464,347,350		$239,247,329
Shares Outstanding (unlimited shares authorized, no par value):	10,250,000		5,250,000
Net asset value:	$45.30		$45.57

(a)  Includes $11,514,815 of securities on loan.

(b)  Includes $11,984,023 of securities on loan.

See notes to financial statements.

56

Victory Portfolios II	Statements of Assets and Liabilities June 30, 2020
	VictoryShares USAA MSCI International Value Momentum ETF		VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
ASSETS:
Investments, at value (Cost $337,842,925 and $180,301,226)	$321,195,650	(a)	$163,339,119	(b)
Foreign currency, at value (Cost $693,920 and $137,444)	693,398		137,413
Cash and cash equivalents	996,476		443,005
Deposits with brokers for futures contracts	316,751		218,074
Receivables:
Interest and dividends	421,444		1,276,234
Reclaims	432,429		3,681
From Adviser	28,503		19,003
Prepaid expenses	1,269		659
Total Assets	324,085,920		165,437,188
LIABILITIES:
Payables:
Collateral received on loaned securities	8,109,694		404,994
Investments purchased	833,604		—
Variation margin payable on open futures contracts	2,210		3,069
Accrued foreign capital gains taxes	—		34,838
Accrued expenses and other payables:
Investment advisory fees	65,257		41,184
Administration fees	5,164		2,702
Custodian fees	13,036		20,494
Compliance fees	231		125
Trustees' fees	190		10
Other accrued expenses	52,370		37,764
Total Liabilities	9,081,756		545,180
NET ASSETS:
Capital	403,284,453		217,117,359
Total distributable earnings/(loss)	(88,280,289)		(52,225,351)
Net Assets	$315,004,164		$164,892,008
Shares Outstanding (unlimited shares authorized, no par value):	8,200,000		4,350,000
Net asset value:	$38.42		$37.91

(a)  Includes $7,737,107 of securities on loan.

(b)  Includes $387,795 of securities on loan.

See notes to financial statements.

57

Victory Portfolios II	Statements of Operations
	VictoryShares USAA MSCI USA Value Momentum ETF		VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	Ten Months Ended June 30, 2020	Year Ended August 31, 2019
Investment Income:
Dividends from affiliated investments	$—	$—	$1,079	$—
Dividends from unaffiliated investments	7,851,668	9,109,878	2,802,171	2,002,697
Interest	14,504	10,168	8,642	1,788
Securities lending (net of fees)	27,094	—	175,937	—
Foreign tax withholding	(1,288)	(1,367)	(4,160)	(1,138)
Total Income	7,891,978	9,118,679	2,983,669	2,003,347
Expenses:
Management fees	—	502,661	—	107,833
Administration and operating service fees	—	335,108	—	107,833
Investment advisory fees	592,313	119,526	251,197	26,918
Administration fees	236,868	50,320	100,740	14,030
Sub-Administration fees	12,489	—	14,091	—
Custodian fees	19,307	4,641	9,776	3,830
Servicing fees	410	683	410	683
Trustees' fees	31,643	8,448	12,216	2,305
Chief Compliance Officer fees	3,343	412	1,254	144
Legal and audit fees	55,112	8,894	31,168	3,059
Licensing fees	100,466	—	41,625	—
Other expenses	70,992	4,101	56,662	2,967
Total Expenses	1,122,943	1,034,794	519,139	269,602
Management fee waiver	—	(167,554)	—	(35,944)
Expenses waived/reimbursed by Adviser	(334,253)	(37,604)	(99,856)	(9,112)
Net Expenses	788,690	829,636	419,283	224,546
Net Investment Income (Loss)	7,103,288	8,289,043	2,564,386	1,778,801
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(26,920,292)	(29,947,697)	(15,909,563)	(9,508,434)
Net realized gains (losses) from sales of affiliated investment securities	—	—	(178)	—
Net realized gains (losses) from futures contracts	450,610	(70,530)	21,776	(23,882)
Net realized gains (losses) from in-kind redemptions	5,887,893	10,547,585	2,779,971	2,810,015
Net change in unrealized appreciation/ depreciation on investment securities	(20,352,858)	(6,904,193)	1,756,479	(4,525,250)
Net change in unrealized appreciation/ depreciation on affiliated investment securities	—	—	9,990	—
Net change in unrealized appreciation/ depreciation on futures contracts	(49,682)	23,232	10,617	(14,159)
Net realized/unrealized losses on investments	(40,984,329)	(26,351,603)	(11,330,908)	(11,261,710)
Change in net assets resulting from operations	$(33,881,041)	$(18,062,560)	$(8,766,522)	$(9,482,909)

See notes to financial statements.

58

Victory Portfolios II	Statements of Operations
	VictoryShares USAA MSCI International Value Momentum ETF		VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	Ten Months Ended June 30, 2020	Year Ended August 31, 2019
Investment Income:
Dividends	$8,300,480	$10,868,429	$4,217,409	$6,493,945
Interest	8,238	48,757	8,426	39,856
Securities lending (net of fees)	152,826	16,059	21,940	—
Foreign tax withholding	(1,005,313)	(1,007,953)	(507,107)	(712,260)
Total Income	7,456,231	9,925,292	3,740,668	5,821,541
Expenses:
Management fees	—	626,043	—	416,701
Administration and operating service fees	—	375,626	—	277,801
Investment advisory fees	677,043	139,315	427,425	88,457
Administration fees	162,394	36,039	85,435	20,672
Sub-Administration fees	12,489	—	13,823	—
Custodian fees	73,674	14,592	162,467	23,424
Servicing fees	774	683	774	683
Trustees' fees	22,026	6,208	11,902	3,680
Chief Compliance Officer fees	2,140	458	1,222	156
Legal and audit fees	43,718	6,781	29,347	4,362
Licensing fee	68,791	—	36,207	—
Line of credit fees	—	—	3,362	—
Other expenses	54,723	3,499	38,573	5,627
Total Expenses	1,117,772	1,209,244	810,537	841,563
Management fee waiver	—	(125,209)	—	(69,450)
Expenses waived/reimbursed by Adviser	(171,150)	(19,771)	(166,777)	(11,156)
Net Expenses	946,622	1,064,264	643,760	760,957
Net Investment Income (Loss)	6,509,609	8,861,028	3,096,908	5,060,584
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions and foreign currency translations	(23,589,252)	(34,883,027)	(12,801,166)	(14,721,517)
Foreign taxes on realized gains	—	—	(10,343)	(89,999)
Net realized gains (losses) from futures contracts	161,122	(14,052)	70,995	(93,727)
Net realized gains (losses) from in-kind redemptions	179,601	156,989	1,686	—
Net change in unrealized appreciation/ depreciation on investment securities and foreign currency translations	(7,527,833)	950,056	553,824	(3,462,393)
Net change in unrealized appreciation/ depreciation on futures contracts	43,876	(37,658)	14,320	(7,925)
Net change in accrued foreign taxes on unrealized gains	—	—	(26,071)	(3,545)
Net realized/unrealized losses on investments	(30,732,486)	(33,827,692)	(12,196,755)	(18,379,106)
Change in net assets resulting from operations	$(24,222,877)	$(24,966,664)	$(9,099,847)	$(13,318,522)

See notes to financial statements.

59

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA MSCI USA Value Momentum ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$7,103,288	$8,289,043	$3,617
Net realized gains (losses) from investments	(20,581,789)	(19,470,642)	(3,831)
Net change in unrealized appreciation/ depreciation on investments	(20,402,540)	(6,880,961)	16,616
Change in net assets resulting from operations	(33,881,041)	(18,062,560)	16,402
Change in net assets resulting from distributions to shareholders	(9,133,011)	(7,198,442)	(1,868)
Change in net assets resulting from capital transactions	38,916,833	95,201,128	383,870
Change in net assets	(4,097,219)	69,940,126	398,404
Net Assets:
Beginning of period	468,444,569	398,504,443	100
End of period	$464,347,350	$468,444,569	$398,504
Capital Transactions:
Proceeds from shares issued	71,638,748	156,763,683	383,970
Cost of shares redeemed	(32,721,915)	(61,562,555)	(100)
Change in net assets resulting from capital transactions	38,916,833	95,201,128	383,870
Share Transactions:
Issued	1,600,000	3,150,000	7,400
Redeemed	(650,000)	(1,250,000)	(2)
Change in Shares	950,000	1,900,000	7,398

(a)  Commencement of operations. Information is presented in thousands.

See notes to financial statements.

60

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$2,564,386	$1,778,801	$415
Net realized gains (losses) from investments	(13,107,994)	(6,722,301)	896
Net change in unrealized appreciation/ depreciation on investments	1,777,086	(4,539,409)	5,610
Change in net assets resulting from operations	(8,766,522)	(9,482,909)	6,921
Change in net assets resulting from distributions to shareholders	(2,906,435)	(1,357,525)	(190)
Change in net assets resulting from capital transactions	149,356,462	40,887,570	64,786
Change in net assets	137,683,505	30,047,136	71,517
Net Assets:
Beginning of period	101,563,824	71,516,688	—
End of period	$239,247,329	$101,563,824	$71,517
Capital Transactions:
Proceeds from shares issued	163,170,156	53,138,254	73,368
Cost of shares redeemed	(13,813,694)	(12,250,684)	(8,582)
Change in net assets resulting from capital transactions	149,356,462	40,887,570	64,786
Share Transactions:
Issued	3,500,000	1,050,000	1,400
Redeemed	(300,000)	(250,000)	(150)
Change in Shares	3,200,000	800,000	1,250

(a)  Commencement of operations. Information is presented in thousands.

See notes to financial statements.

61

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA MSCI International Value Momentum ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$6,509,609	$8,861,028	$5,054
Net realized gains (losses) from investments	(23,248,529)	(34,740,090)	(12,121)
Net change in unrealized appreciation/ depreciation on investments	(7,483,957)	912,398	(10,067)
Change in net assets resulting from operations	(24,222,877)	(24,966,664)	(17,134)
Change in net assets resulting from distributions to shareholders	(9,567,813)	(8,527,397)	(3,553)
Change in net assets resulting from capital transactions	25,101,890	49,350,829	328,523
Change in net assets	(8,688,800)	15,856,768	307,836
Net Assets:
Beginning of period	323,692,964	307,836,196	—
End of period	$315,004,164	$323,692,964	$307,836
Capital Transactions:
Proceeds from shares issued	27,200,006	55,562,743	328,523
Cost of shares redeemed	(2,098,116)	(6,211,914)	—
Change in net assets resulting from capital transactions	25,101,890	49,350,829	328,523
Share Transactions:
Issued	750,000	1,250,000	6,400
Redeemed	(50,000)	(150,000)	—
Change in Shares	700,000	1,100,000	6,400

(a)  Commencement of operations. Information is presented in thousands.

See notes to financial statements.

62

Victory Portfolios II	Statements of Changes in Net Assets
	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
	Ten Months Ended June 30, 2020	Year Ended August 31, 2019	For the Period October 24, 2017(a) through August 31, 2018 (000's)
From Investment Activities:
Operations:
Net investment income (loss)	$3,096,908	$5,060,584	$2,675
Net realized gains (losses) from investment transactions	(12,738,828)	(14,905,243)	(9,086)
Net change in unrealized appreciation/ depreciation on investments	542,073	(3,473,863)	(14,078)
Change in net assets resulting from operations	(9,099,847)	(13,318,522)	(20,489)
Change in net assets resulting from distributions to shareholders	(5,048,334)	(3,550,809)	(747)
Change in net assets resulting from capital transactions	9,988,737	30,946,414	176,210
Change in net assets	(4,159,444)	14,077,083	154,974
Net Assets:
Beginning of period	169,051,452	154,974,369	—
End of period	$164,892,008	$169,051,452	$154,974
Capital Transactions:
Proceeds from shares issued	13,413,426	30,946,414	176,210 (b)
Cost of shares redeemed	(3,424,689)	—	—
Change in net assets resulting from capital transactions	9,988,737	30,946,414	176,210
Share Transactions:
Issued	350,000	700,000	3,400
Redeemed	(100,000)	—	—
Change in Shares	250,000	700,000	3,400

(a)  Commencement of operations. Information is presented in thousands.

(b)  Includes $330 thousand of variable fees.

See notes to financial statements.

63

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
VictoryShares USAA MSCI USA Value Momentum Index ETF
Ten Months Ended 6/30/20(e)	$50.37	0.72	(4.85	)(g)	(4.13)	(0.94)	—
Year Ended 8/31/19	$53.85	1.00	(3.59)		(2.59)	(0.89)	—
10/24/17(f) through 8/31/18	$50.19	0.78	3.34		4.12	(0.46)	—
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Ten Months Ended 6/30/20(e)	$49.54	0.60	(3.74)		(3.14)	(0.83)	—
Year Ended 8/31/19	$57.21	1.00	(7.86)		(6.86)	(0.81)	—
10/24/17(f) through 8/31/18	$50.13	0.57	6.81		7.38	(0.30)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transactions.

(e)  The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019. (See Note 1)

(f)  Commencement of operations.

(g)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

64

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares USAA MSCI USA Value Momentum Index ETF
Ten Months Ended 6/30/20(e)	(0.94)	$45.30	(8.31)%	0.20%	1.80%	0.28%	$464,347	66%
Year Ended 8/31/19	(0.89)	$50.37	(4.79)%	0.20%	2.00%	0.25%	$468,445	87%
10/24/17(f) through 8/31/18	(0.46)	$53.85	8.23%	0.20%	1.76%	0.25%	$398,504	84%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
Ten Months Ended 6/30/20(e)	(0.83)	$45.57	(6.44)%	0.25%	1.53%	0.31%	$239,247	70%
Year Ended 8/31/19	(0.81)	$49.54	(11.99)%	0.25%	1.98%	0.30%	$101,564	88%
10/24/17(f) through 8/31/18	(0.30)	$57.21	14.80%	0.25%	1.25%	0.30%	$71,517	81%

See notes to financial statements.

65

Victory Portfolios II	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
VictoryShares USAA MSCI International Value Momentum ETF
Ten Months Ended 6/30/20(e)	$43.16	0.83	(4.35)	(3.52)	(1.22)	—
Year Ended 8/31/19	$48.10	1.30	(4.99)	(3.69)	(1.25)	—
10/24/17(f) through 8/31/18	$50.08	1.34	(2.64)	(1.30)	(0.68)	—
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Ten Months Ended 6/30/20(e)	$41.23	0.73	(2.85)	(2.12)	(1.20)	—
Year Ended 8/31/19	$45.58	1.31	(4.73)	(3.42)	(0.93)	—
10/24/17(f) through 8/31/18	$49.95	1.17	(5.10)	(3.93)	(0.44)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Excludes impact of in-kind transactions.

(e)  The Fund's fiscal year-end changed from August 31 to June 30, effective September 1, 2019. (See Note 1)

(f)  Commencement of operations.

See notes to financial statements.

66

Victory Portfolios II	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
VictoryShares USAA MSCI International Value Momentum ETF
Ten Months Ended 6/30/20(e)	(1.22)	$38.42	(8.39)%	0.35%	2.41%	0.41%	$315,004	62%
Year Ended 8/31/19	(1.25)	$43.16	(7.70)%	0.35%	2.90%	0.40%	$323,693	87%
10/24/17(f) through 8/31/18	(0.68)	$48.10	(2.64)%	0.35%	3.12%	0.40%	$307,836	65%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
Ten Months Ended 6/30/20(e)	(1.20)	$37.91	(5.47)%	0.45%	2.18%	0.57%	$164,892	51%
Year Ended 8/31/19	(0.93)	$41.23	(7.62)%	0.45%	3.00%	0.50%	$169,051	67%
10/24/17(f) through 8/31/18	(0.44)	$45.58	(7.95)%	0.45%	2.77%	0.50%	$154,974	58%

See notes to financial statements.

67

Victory Portfolios II	Notes to Financial Statements June 30, 2020

1. Organization:

Victory Portfolios II (the "Trust") was organized on April 11, 2012 as a Delaware statutory trust, as a successor to the "Compass EMP Funds Trust." The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is currently comprised of 24 funds, 22 of which are exchange-traded funds ("ETFs"), and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

On April 18, 2019, shareholders of the USAA ETF Trust voted to approve the Agreement and Plan of Reorganization, which provided for the Reorganizations of the Predecessor Funds into the Funds (the "Reorganizations").

The accompanying financial statements are those of the following four Funds (collectively, the "Funds" and individually, a "Fund"). These Funds have been newly formed for the purposes of completing the Reorganizations with the four corresponding series of USAA ETF Trust, a registered investment company (each such series, a "Predecessor Fund"), as follows:

Predecessor Fund Name	Funds (Legal Name)	Funds (Short Name)
USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF	USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF	USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	USAA MSCI Emerging Markets Value Momentum ETF

The Funds commenced operation on July 1, 2019, upon the completion of the Reorganizations and each Fund is the accounting successor of its respective Predecessor Fund. The Funds assumed the performance, financial and other historical information of the Predecessor Funds. Information presented for periods prior to the date of these financial statements reflects, where applicable, the historical information of the Predecessor Funds.

On November 6, 2018, United Services Automobile Association (USAA), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser of the Predecessor Funds, announced that AMCO would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in San Antonio, Texas, on July 1, 2019. Effective July 1, 2019, Victory Capital Management Inc.'s internal investment team, Victory Solutions, began managing the Funds' net assets.

Effective September 1, 2019, the Board of Trustees (the "Board") approved the fiscal year-end change for the Funds from August 31 to June 30. The accompanying financial statements reflect this change in fiscal year-end.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

Shares of the Funds are listed and traded on NYSE Arca, Inc (the "Exchange"). The Funds issue and redeem shares of a Fund ("Shares") at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit"). The Funds issue and redeem Creation Units principally in exchange for a basket of securities included in the respective Fund's Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a transaction fee. Shares will trade on the Exchange at market prices that may be below, at, or above NAV. Shares of a Fund may

68

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

only be purchased or redeemed by certain financial institutions ("Authorized Participants"). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the distributor. Only Authorized Participants may purchase or redeem the shares directly from a Fund. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 105% of fair value of the missing Deposit Securities. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions.

Each Fund may issue an unlimited number of Shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transactional costs associated with the purchase of Creation Units. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statements of Changes in Net Assets as an increase to Capital.

The Transaction Fees for each Fund are listed below.

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
USAA MSCI USA Value Momentum ETF	$500	2.00%
USAA MSCI USA Small Cap Value Momentum ETF	750	2.00%
USAA MSCI International Value Momentum ETF	3,000	2.00%
USAA MSCI Emerging Markets Value Momentum ETF	5,500	2.00%

*  As a percentage of the amount invested.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

69

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of June 30, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	Total
USAA MSCI USA Value Momentum ETF
Common Stocks	$462,283,104	$—	$—	$462,283,104
Collateral for Securities Loaned	11,729,645	—	—	11,729,645
Total	$474,012,749	$—	$—	$474,012,749
Other Financial Investments^
Liabilities:
Futures	$(26,450)	$—	$—	$(26,450)
Total	$(26,450)	$—	$—	$(26,450)
USAA MSCI USA Small Cap Value Momentum ETF
Common Stocks	$237,175,373	$—	$—	$237,175,373
Preferred Stocks	119,611	—	—	119,611
Rights	—	—	8,259	8,259
Collateral for Securities Loaned	12,272,340	—	—	12,272,340
Total	$249,567,324	$—	$8,259	$249,575,583
Other Financial Investments^
Liabilities:
Futures	$(3,542)	$—	$—	$(3,542)
Total	$(3,542)	$—	$—	$(3,542)
USAA MSCI International Value Momentum ETF
Common Stocks	$309,429,128	$919,121	$—	$310,348,249
Preferred Stocks	2,659,634	—	—	2,659,634
Rights	78,073	—	—	78,073
Collateral for Securities Loaned	8,109,694	—	—	8,109,694
Total	$320,276,529	$919,121	$—	$321,195,650

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Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020
	LEVEL 1	LEVEL 2	LEVEL 3	Total
Other Financial Investments^
Assets:
Futures	$6,218	$—	$—	$6,218
Total	$6,218	$—	$—	$6,218
USAA MSCI Emerging Markets Value Momentum ETF
Common Stocks	$161,410,611	$—	$4,020	$161,414,631
Preferred Stocks	1,519,494	—	—	1,519,494
Collateral for Securities Loaned	404,994	—	—	404,994
Total	$163,335,099	$—	$4,020	$163,339,119
Other Financial Investments^
Assets:
Futures	$6,396	$—	$—	$6,396
Total	$6,396	$—	$—	$6,396

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment

For the ten months ended June 30, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

The Funds may invest in portfolios of open-end investment companies. These investment traded companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or

71

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with brokers for futures contracts.

During the year ended August 31, 2019 and the ten months ended June 30, 2020, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the reevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
USAA MSCI USA Value Momentum ETF
Goldman Sachs & Co.	$19,543	$—	$19,543	$—	$19,543
USAA MSCI USA Small Cap Value Momentum ETF
Goldman Sachs & Co.	8,626	—	8,626	—	8,626
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
USAA MSCI International Value Momentum ETF
Goldman Sachs & Co.	$2,210	$—	$2,210	$(2,210)	$—
USAA MSCI Emerging Markets Value Momentum ETF
Goldman Sachs & Co.	3,069	—	3,069	(3,069)	—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed on the Statements of Assets and Liabilities.

72

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2020:

	For the Ten Months Ended June 30, 2020
	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
USAA MSCI USA Value Momentum ETF	$—	$26,450
USAA MSCI USA Small Cap Value Momentum ETF	—	3,542
USAA MSCI International Value Momentum ETF	6,218	—
USAA MSCI Emerging Markets Value Momentum ETF	6,396	—

*  Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Portfolio Investments. Only current day's variation margin for both futures contracts are reported within the Statements of Assets and Liabilities.

The following tables present the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the periods listed:

	For the Ten Months Ended June 30, 2020
	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:
USAA MSCI USA Value Momentum ETF	$450,610	$(49,682)
USAA MSCI USA Small Cap Value Momentum ETF	21,776	10,617
USAA MSCI International Value Momentum ETF	161,122	43,876
USAA MSCI Emerging Markets Value Momentum ETF	70,995	14,320
	Year Ended August 31, 2019
	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:
USAA MSCI USA Value Momentum ETF	$(70,530)	$23,232
USAA MSCI USA Small Cap Value Momentum ETF	(23,882)	(14,159)
USAA MSCI International Value Momentum ETF	(14,052)	(37,658)
USAA MSCI Emerging Markets Value Momentum ETF	(93,727)	(7,925)

73

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

All open derivative positions at period end are reflected on each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets	Value of	Value of Non-cash Collateral Received by Maturity*
	(Value of Securities on Loan)	Cash Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
USAA MSCI USA Value Momentum ETF	$11,514,815	$11,514,815	$—	$—	$—	$—
USAA MSCI USA Small Cap Value Momentum ETF	11,984,023	11,984,023	—	—	—	—
USAA MSCI International Value Momentum ETF	7,737,107	7,737,107	—	—	—	—
USAA MSCI Emerging Markets Value Momentum ETF	387,795	387,795	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statements of Assets and Liabilities.

74

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Distributions of net investment income are monthly for MSCI USA Value Momentum ETF and MSCI USA Small Cap Value Momentum ETF and semi-annually for MSCI International Value Momentum ETF and MSCI Emerging Markets Value Momentum ETF. Each of the Funds distributes any net realized long or short-term capital gains at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments (inclusive of in-kind redemptions as applicable) were as follows:

	Total Distributable Earnings/(Loss)	Capital
USAA MSCI USA Value Momentum ETF	$(6,006,737)	$6,006,737
USAA MSCI USA Small Cap Value Momentum ETF	(2,813,685)	2,813,685
USAA MSCI International Value Momentum ETF	(166,426)	166,426
USAA MSCI Emerging Markets Value Momentum ETF	28,191	(28,191)

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

75

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) and purchases and sales of in-kind transactions for the ten months ended June 30, 2020 were as follows. Any realized gains or losses from in-kind redemptions are reflected on the Statements of Operations as Net realized gains (losses) from in-kind redemptions.

	Excluding U.S. Government Securities		(Associated with In-Kind Transactions)
	Purchases	Sales	Purchases	Sales
USAA MSCI USA Value Momentum ETF	$309,713,324	$309,876,802	$71,105,677	$32,573,218
USAA MSCI USA Small Cap Value Momentum ETF	142,333,312	139,600,016	161,142,912	13,740,088
USAA MSCI International Value Momentum ETF	200,004,427	201,147,147	26,282,027	2,216,063
USAA MSCI Emerging Markets Value Momentum ETF	94,012,743	86,418,013	2,406,076	1,734,321

There were no purchases and sales of U.S. Government Securities during the ten months ended June 30, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective July 1, 2019, investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below and amount incurred during the period from July 1, 2019 to August 31, 2019, and for the ten months ended June 30, 2020, are reflected as Investment advisory fees on the Statements of Operations. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
USAA MSCI USA Value Momentum ETF	0.15%
USAA MSCI USA Small Cap Value Momentum ETF	0.15%
USAA MSCI International Value Momentum ETF	0.25%
USAA MSCI Emerging Markets Value Momentum ETF	0.30%

Prior to July 1, 2019, AMCO had provided investment management services to the Predecessor Funds pursuant to an Advisory Agreement. Under this agreement, which was in effect through June 30, 2019, AMCO was responsible for managing the business and affairs of the Predecessor Funds. AMCO was authorized to select (with approval of the Board and without shareholder approval) one or more sub-advisers to manage the day-to-day investment of all or a portion of the Predecessor Funds' assets, subject to the authority of and supervision by the Board of Trustees.

76

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

The investment management fees for the Predecessor Funds were comprised of a base fee which was accrued daily and paid monthly at an annualized rate of each Predecessor Fund's average net assets. AMCO had contractually agreed to waive a portion of its management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through October 15, 2018, and the waiver could not be terminated or reduced without approval of the Predecessor Funds' Board during that term. Effective October 15, 2018, AMCO had contractually agreed to extend the contractual waiver on a portion of each Predecessor Fund's management fees in an amount equal to 0.05% of the average net assets of each Predecessor Fund through December 31, 2019, which had terminated on July 1, 2019. These management fees waived are not available to be recouped at a future time. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Management fees and Management fee waiver on the Statements of Operations. The annual rate of management fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Flat Rate
USAA MSCI USA Value Momentum ETF	0.15%
USAA MSCI USA Small Cap Value Momentum ETF	0.15%
USAA MSCI International Value Momentum ETF	0.25%
USAA MSCI Emerging Markets Value Momentum ETF	0.30%

Administration and Operating Service Fees:

Effective July 1, 2019, VCM serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, USAA Mutual Funds Trust, Victory Variable Insurance Funds and Victory Portfolios (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred during the period from July 1, 2019 to August 31, 2019, and for the ten months ended June 30, 2020, are reflected as Administration fees on the Statements of Operations.

Prior to July 1, 2019, AMCO served as the Predecessor Funds' administrator and State Street Bank and Trust Company served as the Predecessor Funds' sub-administrator, transfer agent and custodian.

Prior to July 1, 2019, AMCO provided certain administration and operating services for the Predecessor Funds and received a fee accrued daily and paid monthly at an annualized rate of the Predecessor Funds' average net assets. AMCO paid all operating expenses of the Predecessor Funds, excluding distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses. Amounts incurred during the period September 1, 2018 through June 30, 2019 are reflected as Administration and operating service fees on the Statements of Operations. The annual rate of administration and operating service fees incurred for the period September 1, 2018 through June 30, 2019 were as follows:

Flat Rate
USAA MSCI USA Value Momentum ETF	0.10%
USAA MSCI USA Small Cap Value Momentum ETF	0.15%
USAA MSCI International Value Momentum ETF	0.15%
USAA MSCI Emerging Markets Value Momentum ETF	0.20%

Distribution and Service 12b-1 Fees:

Prior to July 1, 2019, the Predecessor Funds adopted a plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Predecessor Funds may, but did not pay fees to USAA Investment Management Company ("IMCO"), the distributor, for distribution and shareholder services. IMCO paid all or a portion of such fees to intermediaries that made the Predecessor Funds available for investment by their customers. The fee was accrued daily and paid monthly at an annual rate of 0.25% of each Predecessor Fund's average net assets. For the period September 1, 2018 through June 30, 2019, the Predecessor Funds did not incur any distribution and service (12b-1) fees.

77

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

Effective July 1, 2019, Foreside Fund Services, LLC ("Foreside") serves as the Funds' distributor. Effective July 1, 2019, the Funds have adopted a plan pursuant to Rule 12b-1. No fees are currently paid by the Funds under the plan, and there are no current plans to impose such fees.

Other Related-Party Fees:

Effective July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for reasonable out-of- pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement. Amounts paid by the Funds to reimburse VCM for expenses incurred during the ten months ended June 30, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

Citibank acts as the custodian of the Funds' assets pursuant to the Global Custodial Services Agreement (the "Custody Agreement"). Citibank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Pursuant to the Custody Agreement, Citibank also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Citibank may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Effective July 1, 2019, Citibank also serves as the Funds' Transfer Agent.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. Effective July 1, 2019, the Trust entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented on the Statements of Operations.

Sidley Austin LLP provides legal services to the Trust.

Effective July 1, 2019, the Adviser has entered into expense limitation agreements with the Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain Funds in any fiscal year exceed the expense limit for such Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. Expense limits in effect are as follows:

In effect July 1, 2019 until June 30, 2021
USAA MSCI USA Value Momentum ETF	0.20%
USAA MSCI USA Small Cap Value Momentum ETF	0.25%
USAA MSCI International Value Momentum ETF	0.35%
USAA MSCI Emerging Markets Value Momentum ETF	0.45%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser from July 1, 2019 to August 31, 2019 and during the ten months ended June 30, 2020, if any, are reflected on the Statements of Operations as Recoupment

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Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

of prior expenses waived/reimbursed by Adviser. As of June 30, 2020, the following amounts are available to be repaid to the Adviser:

	Expires August 31, 2022	Expires June 30, 2023	Total
USAA MSCI USA Value Momentum ETF	$9,240	$188,636	$197,876
USAA MSCI USA Small Cap Value Momentum ETF	2,724	37,764	40,488
USAA MSCI International Value Momentum ETF	—	71,346	71,346
USAA MSCI Emerging Markets Value Momentum ETF	632	114,256	114,888

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived the following amounts:

	For the Year Ended August 31, 2019	For the Ten Months Ended June 30, 2020	Total
USAA MSCI USA Value Momentum ETF	$28,364	$145,617	$173,981
USAA MSCI USA Small Cap Value Momentum ETF	6,388	62,092	68,480
USAA MSCI International Value Momentum ETF	19,771	99,804	119,575
USAA MSCI Emerging Markets Value Momentum ETF	10,524	52,521	63,045

Effective July 1, 2019, certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

Prior to July 1, 2019, certain trustees and officers of the Funds were also directors, officers, and/or employees of AMCO. None of the affiliated trustees or Funds' officers received any compensation from the Funds.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' Shares. An investment in the Funds' Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The USAA MSCI International Value Momentum ETF and USAA MSCI Emerging Markets Value Momentum ETF invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments

79

Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds are subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Line of Credit:

For the ten months ended June 30, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the ten months ended June 30, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The average loans for the days outstanding and average interest rate for each Fund during the ten months ended June 30, 2020, were as follows:

	Amount Outstanding at June 30, 2020	Average Borrowing	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
USAA MSCI International Value Momentum ETF	$—	$8,600,000	1	1.34%	$8,600,000
USAA MSCI Emerging Markets Value Momentum ETF	—	2,611,111	18	2.49%	11,400,000

*  For the ten months ended June 30, 2020, based on the number of days borrowings were outstanding.

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Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Period Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA MSCI USA Value Momentum ETF	$9,133,011	$—	$9,133,011	$—	$9,133,011
USAA MSCI USA Small Cap Value Momentum ETF	2,906,435	—	2,906,435	—	2,906,435
USAA MSCI International Value Momentum ETF	9,567,813	—	9,567,813	—	9,567,813
USAA MSCI Emerging Markets Value Momentum ETF	5,048,334	—	5,048,334	—	5,048,334
	Year Ended August 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA MSCI USA Value Momentum ETF	$7,198,442	$—	$7,198,442	$—	$7,198,442
USAA MSCI USA Small Cap Value Momentum ETF	1,357,525	—	1,357,525	—	1,357,525
USAA MSCI International Value Momentum ETF	8,527,397	—	8,527,397	—	8,527,397
USAA MSCI Emerging Markets Value Momentum ETF	3,550,809	—	3,550,809	—	3,550,809
	Period Ended August 31, 2018 (amounts in 000's)
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
USAA MSCI USA Value Momentum ETF	$1,868	$—	$1,868	$—	$1,868
USAA MSCI USA Small Cap Value Momentum ETF	190	—	190	—	190
USAA MSCI International Value Momentum ETF	3,553	—	3,553	—	3,553
USAA MSCI Emerging Markets Value Momentum ETF	747	—	747	—	747
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Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

As of the ten months ended June 30, 2020, the components of distributable earnings/accumulated deficit on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
USAA MSCI USA Value Momentum ETF	$616,807	$(59,822,922)	$—	$(11,145,170)	$(70,351,285)
USAA MSCI USA Small Cap Value Momentum ETF	596,053	(26,705,770)	—	2,477,992	(23,631,725)
USAA MSCI International Value Momentum ETF	—	(69,791,501)	(366,426)	(18,122,362)	(88,280,289)
USAA MSCI Emerging Markets Value Momentum ETF	1,365,851	(33,923,304)	—	(19,667,898)	(52,225,351)

*  Under the current tax law, net investment losses realized after December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the ten months ended June 30, 2020, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below. CLCFs are applied as either short-term or long-term depending on the originating capital loss.

	Short-Term Amount	Long-Term Amount	Total
USAA MSCI USA Value Momentum ETF	$39,010,262	$20,812,660	$59,822,922
USAA MSCI USA Small Cap Value Momentum ETF	22,160,398	4,545,372	26,705,770
USAA MSCI International Value Momentum ETF	47,723,372	22,068,129	69,791,501
USAA MSCI Emerging Markets Value Momentum ETF	23,702,231	10,221,073	33,923,304

As of June 30, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
USAA MSCI USA Value Momentum ETF	$485,157,919	$30,774,545	$(41,919,715)	$(11,145,170)
USAA MSCI USA Small Cap Value Momentum ETF	247,097,591	23,048,075	(20,570,083)	2,477,992
USAA MSCI International Value Momentum ETF	339,319,637	18,153,777	(36,277,764)	(18,123,987)
USAA MSCI Emerging Markets Value Momentum ETF	182,953,017	13,540,006	(33,153,904)	(19,613,898)

During the ten months ended June 30, 2020, the Funds realized the following net capital gains (losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains (losses) are not taxable to the Fund, and are not

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Victory Portfolios II	Notes to Financial Statements — continued June 30, 2020

distributed to shareholders, they have been reclassified from accumulated net realized gains (losses) to paid-in capital.

	Short Term	Long Term	Total
USAA MSCI USA Value Momentum ETF	$4,335,983	$1,577,566	$5,913,549
USAA MSCI USA Small Cap Value Momentum ETF	1,966,453	826,939	2,793,392
USAA MSCI International Value Momentum ETF	84,615	83,672	168,287
USAA MSCI Emerging Markets Value Momentum ETF	(68,515)	40,496	(28,019)

9. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares an investment company managed by VCM or an issuer under common control with a Fund under VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. Transactions in affiliated securities during the period ended June 30, 2020, were as follows:

USAA MSCI USA Small Cap Value Momentum ETF	Fair Value 6/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 6/30/2020	Dividend Income
Victory Capital Holdings, Inc.	$—	$362,128	$(6,567)	$(178)	$—	$9,990	$365,373	$1,079

83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of VictoryShares USAA MSCI USA Value Momentum ETF, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, VictoryShares USAA MSCI International Value Momentum ETF, and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (the "Funds"), each a series of Victory Portfolios II, as of June 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the ten months ended June 30, 2020 and for the year ended August 31, 2019, (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets, and the financial highlights for the ten months ended June 30, 2020 and for the year ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights and financial statements for the period ended August 31, 2018, were audited by other auditors whose report dated October 25, 2018, expressed an unqualified opinion on those financial highlights and financial statements.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 25, 2020

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios II, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	May 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, * Born April 1957	Trustee	May 2015	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2015	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of births, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	May 2015*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, Born February 1974	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	December 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	May 2015*	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	May 2015	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 5, 2017 Mr. Ponte resigned as Treasurer and accepted the position of Assistant Treasurer of the Trust.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
USAA MSCI USA Value Momentum Index ETF	$1,000.00	$850.20	$1,023.87	$0.92	$1.01	0.20%
USAA MSCI USA Small Cap Value Momentum ETF	1,000.00	844.30	1,023.57	1.19	1.31	0.26%

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Fund	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
USAA MSCI International Value Momentum ETF	$1,000.00	$840.10	$1,023.07	$1.65	$1.81	0.36%
USAA MSCI Emerging Markets Value Momentum ETF	1,000.00	848.50	1,022.63	2.07	2.26	0.45%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Act. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Board approved the appointment of VCM as the administrator of the LRMP. At an in-person meeting held on February 20, 2020, VCM provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

VCM manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, VCM has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by VCM. VCM reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from VCM concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable VCM to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a Highly Liquid Investment Minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, VCM indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

89

Victory Portfolios II	Supplemental Information — continued June 30, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2020, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
USAA MSCI USA Value Momentum ETF	96%
USAA MSCI USA Small Cap Value Momentum ETF	56%
USAA MSCI International Value Momentum ETF	87%
USAA MSCI Emerging Markets Value Momentum ETF	56%

Dividends qualified for corporate dividends received deductions of:

Percent
USAA MSCI USA Value Momentum ETF	91%
USAA MSCI USA Small Cap Value Momentum ETF	53%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2020, were as follows:

	Foreign Source Income	Foreign Tax Expense
USAA MSCI International Value Momentum ETF	0.94	0.11
USAA MSCI Emerging Markets Value Momentum ETF	0.92	0.08

90

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-376-7890

VS-MSCI-ETF-AR (6/20)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees (1)	$242,000	$260,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	71,500	71,500
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen Fund Audit Services, Ltd for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen Fund Audit Services, Ltd reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen Fund Audit Services, Ltd for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended June 30, 2020 and June 30, 2019, there were no fees billed for professional services rendered by Cohen Fund Audit Services, Ltd to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2020 and 2019 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2020	$0
2019	$1,000

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios II

By (Signature and Title)	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	September 3, 2020

By (Signature and Title)	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 3, 2020